UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☒ Preliminary proxy statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2) )
☐ Definitive proxy statement ☐ Definitive additional materials ☐ Soliciting material pursuant to § 240.14a-12

MEDIABISTRO INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common stock, par value $.01 per share, of Mediabistro Inc.

(2)	Aggregate number of securities to which transaction applies: Not Applicable

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based on the $8,000,000 total consideration proposed to be paid to Mediabistro Inc. in the transaction.

(4)	Proposed maximum aggregate value of transaction: $8,000,000

(5)	Total fee paid: $1,030.40

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

MEDIABISTRO INC.

50 Washington Street, 9th Floor

Norwalk, Connecticut 06854

(203) 662-2800

Dear Stockholders:

You are hereby cordially invited to attend the 2014 Annual Meeting of Stockholders of Mediabistro Inc., a Delaware corporation (“Mediabistro” or the “Company”), at the offices of Mediabistro located at 475 Park Avenue South, 4th Floor, New York, New York 10016 on [_____], 2014, at 10:00 a.m. local time.

On May 28, 2014, Mediabistro entered into a definitive asset purchase agreement (the “Asset Purchase Agreement”) with PGM-MB Holdings LLC, a Delaware limited liability company (“PGM-MB”) and Prometheus Global Media, LLC, a Delaware limited liability company (“Prometheus Global Media”), to sell to PGM-MB, for an aggregate purchase price of $8.0 million in cash, all of its assets related to the Business (the “Acquired Assets”). Prometheus Global Media, the parent of PGM-MB, has guaranteed the obligations of PGM-MB as set forth in the Asset Purchase Agreement. The “Business” refers to Mediabistro’s business of providing online publishing of editorial content, e-commerce offerings, an online job board (including career-oriented services such as freelancer marketplaces), online education and certificate programs for social media, traditional media and creative professionals and bundled subscription services of the foregoing. Mediabistro will retain its assets related to its services offerings of trade shows and conferences and research and data services and products. We do not intend to distribute to our stockholders any of the proceeds that we receive from the sale of the Business. Rather, we intend to use net proceeds from the sale of the Business in connection with our remaining services offerings of trade shows and conferences and other remaining businesses, to repay a portion of the loan from our Chairman of the Board, Chief Executive Officer and largest stockholder, Alan M. Meckler, and for general corporate purposes.

The sale of the Business might constitute a sale of substantially all of Mediabistro’s assets within the meaning of the General Corporation Law of the State of Delaware, and thus, at the Annual Meeting of stockholders, Mediabistro will ask you to consider and vote upon a proposal to approve the sale of the Business as contemplated by the Asset Purchase Agreement. In addition, if there are insufficient votes in favor of the proposal to approve the sale of the Business as contemplated by the Asset Purchase Agreement, Mediabistro will ask you to consider and vote upon a proposal to adjourn the Annual Meeting of stockholders to solicit additional proxies. The General Corporation Law of the State of Delaware does not provide for stockholder appraisal or dissenters’ rights in connection with the types of actions contemplated under the Proposal to Sell the Business or the Proposal to Adjourn the Annual Meeting.

This meeting is being held for the following purposes:

1. To approve the sale of specified assets and the assumption of specified liabilities related to the Business by Mediabistro to PGM-MB as contemplated by the Asset Purchase Agreement, which is attached as Annex A to the accompanying proxy statement. We refer to this item as the “Proposal to Sell the Business.”

2. To approve an amendment to our certificate of incorporation to change our name to Mecklermedia Corporation. We refer to this item as the “Proposal of Name Change Amendment.”

3. To approve, on a non-binding, advisory basis, certain compensation arrangements for Mediabistro’s named executive officers in connection with the sale of the Business. We refer to this item as the “Proposal to Approve the Parachute Payments.”

4. To ratify the adoption by the Board of Directors of the Rights Agreement, dated July 3, 2013, between Mediabistro and American Stock Transfer & Trust Company (the “Rights Agreement”). We refer to this item as the “Proposal to Ratify the Adoption of the Rights Agreement.”

5. To elect four directors to the Board of Directors of Mediabistro with terms expiring at the 2015 Annual Meeting of Stockholders or until their successors are duly elected.

6. To approve, on an advisory basis, our executive compensation.

7. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Proposal to Sell the Business. We refer to this item as the “Proposal to Adjourn the Annual Meeting”.

8. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on May 29, 2014 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. On that date, there were 6,057,662 shares of Mediabistro common stock outstanding and entitled to vote.

The obligations of Mediabistro, PGM-MB and Prometheus Global Media to complete the transactions contemplated by the Asset Purchase Agreement are subject to the satisfaction or waiver of several conditions set forth in the Asset Purchase Agreement. A copy of the Asset Purchase Agreement is attached as Annex A to this proxy statement, and you are encouraged to read it in its entirety.

We intend to use a portion of the proceeds to repay part of our loan from Mr. Meckler, our Chairman of the Board, Chief Executive Officer and largest stockholder. Mr. Meckler fully informed the independent, disinterested directors of his interest in these transactions and recused himself from our Board of Directors’ voting on the approval of the Asset Purchase Agreement. After careful consideration and deliberation outside the presence of Mr. Meckler, the independent, disinterested directors unanimously determined that the transactions contemplated by the Asset Purchase Agreement, including the sale of the Business, are fair to, and in the best interests of, the stockholders of Mediabistro. Mr. Meckler notified the independent, disinterested directors that had he voted, he would have voted to adopt and approve the Asset Purchase Agreement. Mediabistro’s Board of Directors unanimously recommends that you vote “FOR” Item 1, the Proposal to Sell the Business.  Additionally, the terms of the Asset Purchase Agreement require that we change our name in connection with the sale of the Business and we have proposed to change our name to Mecklermedia Corporation. Accordingly, the Board of Directors recommends that you vote “FOR” Item 2, the Proposal of Name Change Amendment.

Furthermore, the Board of Directors unanimously recommends that you vote “FOR” Item 3, the advisory vote on the the Proposal to Approve the Parachute Payments, “FOR” Item 4, the Proposal to Ratify the Adoption of the Rights Agreement, “FOR” the election of each of the listed director nominees under Item 5, and “FOR” Item 6, the advisory vote on executive compensation. If there are insufficient votes at the time of the Annual Meeting to approve the Proposal to Sell the Business, the Company may propose to adjourn the Annual Meeting for the purpose of soliciting additional proxies. The Board of Directors unanimously recommends that you vote “FOR” Item 7, the Proposal to Adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

YOUR VOTE IS IMPORTANT

Whether or not you expect to be present at the Annual Meeting, please complete, date, sign and return the enclosed proxy promptly in the postage-prepaid envelope provided for your convenience. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person if you wish. If you fail to return your proxy card and do not vote in person at the Annual Meeting, it will have the same effect as a vote against the Proposal to Sell the Business, the Proposal of Name Change Amendment and the Proposal to Ratify the Adoption of the Rights Agreement, but will have no effect for purposes of the Proposal to Approve the Parachute Payments, the election of directors, the advisory vote on executive compensation, and the Proposal to Adjourn the Annual Meeting.

If your shares of Mediabistro common stock are held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your shares of Mediabistro common stock using the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and vote in person, your vote by ballot will revoke any proxy you previously submitted. However, if you hold your shares of Mediabistro common stock through a broker, bank or other nominee, you must provide a legal proxy issued from such broker, bank or nominee in order to vote your shares in person at the Annual Meeting.

Sincerely,

Alan M. Meckler

Chairman of the Board and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Asset Purchase Agreement or the transactions contemplated thereby, passed upon the merits or fairness of the Asset Purchase Agreement or the transactions contemplated thereby or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

Mediabistro Inc.

50 Washington Street, 9th Floor

Norwalk, Connecticut 06854

(203) 662-2800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on [_____], 2014

The Board of Directors of Mediabistro Inc. (the “Company”) is soliciting proxies from the Company’s stockholders for the 2014 Annual Meeting of Stockholders to be held on [_____], 2014 at the offices of Mediabistro Inc. located at 475 Park Avenue South, 4th Floor, New York, New York 10016.

You are entitled to vote at the meeting if you were a stockholder of record at the close of business on May 29, 2014. On or about May 29, 2014, the Company will begin mailing to all such stockholders a proxy card, this proxy statement and the Company’s 2013 Annual Report. On May 29, 2014, there were 6,057,662 shares of the Company’s Common Stock outstanding, which are the only shares of the Company’s stock entitled to vote at this meeting. Each such share of Common Stock will be entitled to one vote at the meeting.

This meeting is being held for the following purposes:

1. To approve the sale of specified assets and the assumption of specified liabilities related to Mediabistro’s business of providing online publishing of editorial content, e-commerce offerings, an online job board (including career-oriented services such as freelancer marketplaces), online education and certificate programs for social media, traditional media and creative professionals and bundled subscription services of the foregoing, which we refer to as the “Business,” pursuant to an Asset Purchase Agreement, dated May 28, 2014, by and among Mediabistro, PGM-MB Holdings LLC and Prometheus Global Media, LLC, and the transactions contemplated by the agreement. We refer to this item as the “Proposal to Sell the Business”;

2. To approve an amendment to our certificate of incorporation to change our name to Mecklermedia Corporation. We refer to this item as the “Proposal of Name Change Amendment”;

3. To approve, on a non-binding, advisory basis, certain compensation arrangements for Mediabistro’s named executive officers in connection with the sale of the Business. We refer to this item as the “Proposal to Approve the Parachute Payments”;

4. To ratify the adoption by the Board of Directors of the Rights Agreement, dated July 3, 2013, between Mediabistro and American Stock Transfer & Trust Company (the “Rights Agreement”). We refer to this item as the “Proposal to Ratify the Adoption of the Rights Agreement”;

5. To elect four directors to the Board of Directors of Mediabistro with terms expiring at the 2015 Annual Meeting of Stockholders or until their successors are duly elected;

6. To approve, on an advisory basis, our executive compensation;

7. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Proposal to Sell the Business. We refer to this item as the “Proposal to Adjourn the Annual Meeting”; and

8. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Your signed proxy card will appoint Alan M. Meckler, as proxy holder, or your representative, to vote your shares.

The Proposal to Sell the Business, Proposal of Name Change Amendment, and Proposal to Ratify the Adoption of the Rights Agreement must be approved by the affirmative vote of holders of a majority of Mediabistro’s outstanding shares of common stock entitled to vote at the Annual Meeting. The advisory vote on the Proposal to Approve the Parachute Payments, the advisory vote on executive compensation, and the Proposal to Adjourn the Annual Meeting must be approved by the affirmative vote of holders of a majority of Mediabistro’s outstanding shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. The four director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them will be elected as our directors. The Proposal to Approve the Parachute Payment and the vote on executive compensation are nonbinding and solely advisory in nature, but our Board of Directors values the opinion of our stockholders and will review the voting results and seek to determine the causes of any significant negative voting result to better understand issues and concerns not previously presented.

In connection with the Asset Purchase Agreement, our Chairman, Chief Executive Officer and largest stockholder, Alan M. Meckler, who as of May 29, 2014, had voting power over 2,259,771 shares, or approximately 37.3%, of our outstanding common stock, entered into a voting agreement with PGM-MB to vote those shares, and use reasonable efforts to cause an additional 49,493 shares over which he has investment control but not voting control to be voted, in favor of the sale of the Business. Additionally, Mr. Meckler has agreed to vote, and use reasonable efforts to cause the additional shares to be voted, against (i) any alternative acquisition proposal; (ii) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Asset Purchase Agreement or of Mr. Meckler under the voting agreement; or (iii) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the transaction or the fulfillment of PGM-MB’s or our conditions under the Asset Purchase Agreement or change in any manner the voting rights of any class of our shares.

No appraisal or dissenters’ rights are available to our stockholders under the General Corporation Law of the State of Delaware or our certificate of incorporation or bylaws in connection with the sale of the Business.

Mediabistro’s Board of Directors unanimously recommends that you vote “FOR” Item 1, the Proposal to Sell the Business.  The terms of the Asset Purchase Agreement require that we change our name in connection with the sale of the Business and we have proposed to change our name to Mecklermedia Corporation. Accordingly, the Board of Directors recommends that you vote “FOR” Item 2, the Proposal of Name Change Amendment.

Furthermore, the Board of Directors unanimously recommends that you vote “FOR” Item 3, the advisory vote on the Proposal to Approve the Parachute Payments, “FOR” Item 4, the Proposal to Ratify the Adoption of the Rights Agreement, “FOR” the election of each of the listed director nominees under Item 5, and “FOR” Item 6, the advisory vote on executive compensation. If there are insufficient votes at the time of the Annual Meeting to approve the Proposal to Sell the Business, the Company may propose to adjourn the Annual Meeting for the purpose of soliciting additional proxies. The Board of Directors unanimously recommends that you vote “FOR” Item 7, the Proposal to Adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by delivering written notice prior to the meeting to:

Mediabistro Inc.

50 Washington Street, 9th Floor

Norwalk, Connecticut 06854

Attn: Corporate Secretary

If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holder may vote your shares for a substitute if you have submitted a signed proxy card.

As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holders may vote your shares at their discretion.

A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the Norwalk offices of the Company, 50 Washington Street, 9th Floor, Norwalk, Connecticut, by contacting the Corporate Secretary.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Alan M. Meckler

Chairman of the Board and Chief Executive Officer

Norwalk, Connecticut

[_____], 2014

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ITEM 3: PROPOSAL TO APPROVE THE PARACHUTE PAYMENTS	58
Compensation Related to the Sale of the Business	58
Vote Required to Approve the Proposal to Approve the Parachute Payments	58
Resolution	58
Recommendation of Our Board of Directors	58

ITEM 4: PROPOSAL TO RATIFY THE ADOPTION OF THE RIGHTS AGREEMENT	59
Purpose of the Rights Agreement	59
General Description of the Rights Agreement	59
Vote Required to Approve the Proposal to Ratify the Adoption of the Rights Agreement	61
Resolution	61
Recommendation of Our Board of Directors	61

ITEM 5: ELECTION OF DIRECTORS	61

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT	63
Security Ownership of Directors, Nominees for Director, Named Executive Officers and all Directors and Executive Officers as a Group	63
Security Ownership of Certain Beneficial Owners as of March 31, 2014	64

FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS	65
Director Independence	65
Code of Business Conduct and Ethics	65
Board Leadership Structure and Risk Oversight Role	65
Committees of the Board	65
Compensation Committee	66
Audit Committee	66
Nominating and Corporate Governance Committee	66
Directors’ Attendance	67
Stockholder Communication with the Board of Directors	67

EXECUTIVE OFFICER	68

EXECUTIVE COMPENSATION	68
Compensation Discussion and Analysis	68
Overview of Compensation Philosophy and Program Objectives	68
Comparative Compensation Data	68
Compensation Elements	69
Salary	69
Stock Incentive Plan	69
Perquisite and Other Personal Benefit	69
Severance	69
Tax Implications	70
Summary Compensation Table	70
Grants of Plan-Based Awards Table	70
Narrative Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards Table	71
Employment Agreements	71
Stock Incentive Plans	71
Outstanding Equity Awards at Fiscal Year-End	72
Option Exercises	72
Potential Payments Upon Termination or Change in Control	73

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DIRECTOR COMPENSATION	74
Director Compensation Table	74

EQUITY COMPENSATION PLAN INFORMATION	75

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	76

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	76

INDEPENDENT PUBLIC ACCOUNTANTS	77
Audit fees	77
Audit-related fees	77
Tax fees	77
All other fees	77

REPORT OF AUDIT COMMITTEE	77

ITEM 6: ADVISORY VOTE ON EXECUTIVE COMPENSATION	78
Required Vote to Approve the Advisory Vote on Executive Compensation	78
Resolution	78
Recommendation of Our Board of Directors	78

ITEM 7: PROPOSAL TO ADJOURN THE ANNUAL MEETING	79
No Appraisal or Dissenters’ Rights	79
Vote Required to Approve the Proposal to Adjourn the Annual Meeting	79
Recommendation of Our Board of Directors	79

OTHER ACTIONS AT THE ANNUAL MEETING	80

STOCKHOLDERS’ PROPOSALS	80

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	80

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	80

DELIVERY OF MATERIALS	82

WHERE YOU CAN FIND ADDITIONAL INFORMATION	83
Explanatory Note Regarding the Asset Purchase Agreement and Other Documents	83

FORM 10-K REPORT	84

Annex A – Asset Purchase Agreement
Annex B – Voting Agreement
Annex C – Opinion of Janney Montgomery Scott LLC
Annex D – Rights Agreement

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SUMMARY

The Asset Purchase Agreement

This summary highlights selected information from this proxy statement about the sale of assets and assumption of liabilities related to our Business. In this proxy statement, unless the context requires otherwise, the terms "Mediabistro" or "Company" refer to Mediabistro Inc., a Delaware corporation, and its subsidiaries. The term “Asset Purchase Agreement” refers to the Asset Purchase Agreement dated May 28, 2014, as it may be amended from time to time, among PGM-MB Holdings LLC, Prometheus Global Media LLC and the Company for the sale of specified assets and assumption of specified liabilities that relate to the “Business.” For the purposes of this proxy statement and the Asset Purchase Agreement, the “Business” is defined as our business of providing online publishing of editorial content, e-commerce offerings, online job board (including career oriented services such as freelancer marketplaces), online education and certificate programs for social media, traditional media and creative professionals and bundled subscription services of the foregoing. This summary and the question and answer section on pages 1 to 14 may not contain all of the information that is important to you. For a more complete description of the sale of the Business, you should carefully read this proxy statement and the Asset Purchase Agreement attached hereto as Annex A before you vote. The location of the more detailed description of each item in this summary is provided in the parentheses listed below. See also “Where You Can Find Additional Information” on page 83.

Parties to the Asset Purchase Agreement (page 16)

Mediabistro, Inc., a Delaware corporation, is an Internet media company that provides editorial content and services for social media, traditional media and creative professionals. Our service offerings include an online job board, news and analysis, trade shows and events, online and in-person courses, and research and data services products. Our principal executive offices are located at 50 Washington Street, Suite 912, Norwalk, Connecticut 06854, and the telephone number at our principal executive offices is (203) 662-2800.

Prometheus Global Media, LLC, a Delaware limited liability company, owns and operates media brands Adweek, The Hollywood Reporter, and Billboard, as well as the Clio Awards and Film Expo Group. Prometheus’s principal executive offices are located at 770 Broadway, 15th Floor, New York, New York 10017, and the telephone number at its principal executive offices is (212) 493-4100.

PGM-MB Holdings, LLC, a Delaware limited liability company, is a wholly owned subsidiary of Prometheus. Prometheus formed PGM-MB solely for purposes of acquiring the Business. PGM-MB has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Asset Purchase Agreement. PGM-MB’s principal executive offices are located at 770 Broadway, 15th Floor, New York, New York 10017, and the telephone number at its principal executive offices is (212) 493-4100.

The Purchase and Sale of the Business (page 29)

Pursuant to the terms of the asset purchase agreement, dated as of May 28, 2014, by and among Mediabistro, PGM-MB and Prometheus Global Media, which we refer to as the “Asset Purchase Agreement,” we, along with our subsidiaries, have agreed to sell to PGM-MB the assets related to our business of providing online publishing of editorial content, e-commerce offerings, online job board (including career oriented services such as freelancer marketplaces), online education and certificate programs for social media, traditional media and creative professionals and bundled subscription services of the foregoing, which we refer to as the Business. The Asset Purchase Agreement excludes from the sale the “Retained Businesses,” which are defined as our services offerings of trade shows and conferences and research and data services and products.

Purchase Price (page 30)

If the sale of the Business pursuant to the Asset Purchase Agreement is completed, PGM-MB will pay us an aggregate cash purchase price of $8,000,000. At the closing, PGM-MB will pay to us in immediately available funds an amount equal to (i) $8.0 million minus (ii) the Escrow Amount. The Escrow Amount is $1.5 million less the amount by which any covered buyer expenses (as defined in the Asset Purchase Agreement) incurred as of the closing date exceed, in the aggregate, the $100,000 covered buyer expense deductible, and such amount will be deposited into an escrow account at the closing and used to create an escrow fund that will be established to secure our indemnification obligations to PGM-MB under the Asset Purchase Agreement. After six months, the escrow fund will be reduced to $1.0 million, assuming no pending claims, with any escrowed amounts in excess of $1.0 million to be paid to us at that time. PGM-MB may make indemnification claims against the escrow fund until the first anniversary of the closing of the sale of the Business, at which time any escrow amounts remaining in the escrow fund, and not subject to a pending claim, will be distributed to us. PGM-MB will also assume certain of our liabilities, expected to total approximately $875,000 as of the closing, and other obligations that relate to the Business.

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Use of Proceeds from the Sale of the Business (page 27)

The terms of the Asset Purchase Agreement require us to use commercially reasonable efforts to reserve and maintain at least $2.5 million of the closing payment from PGM-MB for working capital purposes. We intend to use net proceeds from the sale of the Business in connection with our remaining services offerings of trade shows and conferences and other remaining businesses, repaying at the closing a portion of our approximately $9.4 million loan from Alan M. Meckler, our Chairman, Chief Executive Officer and largest stockholder, and for general corporate purposes. We do not intend to distribute to our stockholders any of the proceeds that we receive from the sale of the Business. The terms of the Asset Purchase Agreement require us to (i) reserve and maintain at least $2.5 million of the closing payment from PGM-MB for working capital purposes and (ii) not prepay any other outstanding indebtedness until at least six months following the closing.

When the Sale of the Business is Expected to be Completed

If the Proposal to Sell the Business is approved by our stockholders at the Annual Meeting, we expect to complete the sale of the Business as soon as practicable after the Annual Meeting, assuming all of the conditions in the Asset Purchase Agreement have been satisfied or waived. We and PGM-MB are working toward satisfying the conditions to closing and completing the sale of the Business as soon as reasonably practicable. However, the sale of the Business might not be completed soon or at all.

Vote Required for Approval of the Sale of the Business, Adjournment of the Annual Meeting and our Name Change (page 6)

The sale of the Business as contemplated by the Asset Purchase Agreement must be approved by the affirmative vote of holders of a majority of Mediabistro’s outstanding shares of common stock entitled to vote at the Annual Meeting. The proposal to adjourn the Annual Meeting must be approved by the affirmative vote of holders of a majority of Mediabistro’s outstanding shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

Pursuant to the Asset Purchase Agreement, we are also required to change the name of Mediabistro in connection with the sale of the Business. In order for us to change the name of Mediabistro, the Proposal of Name Change Amendment must be approved by the affirmative vote of holders of a majority of Mediabistro’s outstanding shares of common stock entitled to vote at the Annual Meeting.

Reasons for the Sale of the Business (page 20); Recommendation of Our Board of Directors (page 41)

In reaching its determination to enter into the Asset Purchase Agreement and approve the sale of the Business, our Board of Directors consulted with our management and our legal and financial advisors and considered a number of factors, including possible alternatives to the sale, the sale process and terms, and the opinion of Janney Montgomery Scott LLC. Additionally, because we intend to use a portion of the proceeds to repay a portion of Mr. Meckler’s loan, Mr. Meckler recused himself from final deliberations about, and approval of, the sale of the Business. After careful evaluation by our independent, disinterested directors of the potential benefits, negative factors and other material considerations relating to the sale of the Business and the Asset Purchase Agreement, our independent, disinterested directors unanimously concluded that the sale of the Business and our entering into the Asset Purchase Agreement are advisable, fair to, and in the best interests of, Mediabistro and our stockholders. Mr. Meckler informed our Board of Directors that he concurs with their determination.

The Board of Directors UNANIMOUSLY recommends that you vote “FOR” Item 1, the proposal to Sell the business and “FOR” ITEM 7, the adjournment of the ANNUAL meeting, if necessary or appropriate, to solicit additional proxies.

Interests of Certain Persons in the Sale of the Business (page 28)

In considering the recommendation of Mediabistro’s Board of Directors with respect to the Asset Purchase Agreement, Mediabistro stockholders should be aware that some of Mediabistro’s directors and executive officers have interests in the sale of the Business that are different from, or in addition to, the interests of Mediabistro stockholders generally. For example, we owe our Chairman, Chief Executive Officer and largest stockholder, Alan M. Meckler, approximately $9.4 million and plan to use the proceeds of the sale to repay a portion of the loan. In addition, Mr. Meckler and our other directors all hold stock options that will vest as a result of the sale.

Opinion of Janney Montgomery Scott LLC (page 22)

On May 28, 2014, Janney Montgomery Scott LLC, or Janney, delivered its oral opinion, which opinion was subsequently confirmed in writing that day, to our Board of Directors to the effect that, as of such date and based upon the assumptions made, matters considered and limits of such review, in each case as set forth in its opinion, the purchase price to be received by Mediabistro pursuant to the proposed sale of the Business to PGM-MB was fair from a financial point of view to the stockholders of Mediabistro.

2

The full text of the written opinion of Janney, dated as of May 28, 2014, which sets forth the assumptions made, matters considered and limits on the scope of the review undertaken in connection with the opinion is attached as Annex C to this proxy statement. The summary of Janney’s opinion contained in this proxy statement is qualified by reference to the full text of Janney’s opinion, and you are encouraged to carefully read the opinion in its entirety. Janney’s opinion was delivered to our Board of Directors for its use and benefit in its evaluation of the sale of the Business to PGM-MB, does not address the merits of the underlying decision by Mediabistro to sell the Business and does not constitute a recommendation to any Mediabistro stockholder as to how to vote on the Proposal to Sell the Business.

Governmental and Regulatory Approvals (page 27)

We are not aware of any regulatory approvals required to be obtained, or waiting periods to expire, to complete the sale of the Business to PGM-MB. If the parties discover that approvals or waiting periods are necessary, they are obligated by the Asset Purchase Agreement to seek to obtain or comply with them.

Material U.S. Federal Income Tax Consequences (page 41)

The sale of the Business should not result in any U.S. federal income tax consequences to stockholders of Mediabistro.

Nature of Our Business Following the Sale of the Business (page 27)

Following the sale of the Business, and assuming our stockholders approve the Proposal of Name Change Amendment, we will continue to be a public company operating under the name Mecklermedia Corporation and our remaining businesses will account for all of our revenues. Our remaining businesses will consist of our services offerings of trade shows and conferences and other remaining businesses.

Terms of the Asset Purchase Agreement (page 29)

In the Asset Purchase Agreement, we make representations and warranties and have agreed to covenants, indemnification obligations and other customary provisions. You are encouraged to carefully read the Asset Purchase Agreement in its entirety, a copy of which is attached hereto as Annex A, and “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Terms of the Asset Purchase Agreement.”

Termination of the Asset Purchase Agreement (page 39)

The Asset Purchase Agreement can be terminated at any time prior to closing by mutual consent of PGM-MB and us or by either party if the sale of the Business is not completed on or before November 1, 2014, unless the party seeking to terminate is responsible for the failure of the closing to occur by that date. The Asset Purchase Agreement may also be terminated by either party upon other circumstances including the issuance of a legal restraint by a governmental entity, the failure of our stockholders to approve the sale of the Business, our entering into an agreement providing for a superior acquisition proposal (as defined in “ ITEM 1: PROPOSAL TO SELL THE BUSINESS—Terms of the Asset Purchase Agreement—Additional Agreements ”) prior to receipt of our stockholders’ approval, the occurrence of an uncured material adverse effect or specified breaches by either party, which are further described elsewhere in this proxy statement. See “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Terms of the Asset Purchase Agreement—Termination Rights.”

Termination Fee and Expense Reimbursement (page 40)

If the Asset Purchase Agreement is terminated under circumstances described in detail elsewhere in this proxy statement and in the Asset Purchase Agreement, we will be obligated to pay PGM-MB $80,000 as a termination fee and/or up to $320,000 of PGM-MB’s fees and expenses incurred in connection with the negotiation, documentation and consummation of the transactions contemplated under the Asset Purchase Agreement.

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Restrictions on Solicitation of Other Offers (Acquisition Proposals) (page 35)

The Asset Purchase Agreement provides that, from the date of the Asset Purchase Agreement until the earlier of the closing date or the termination of the Asset Purchase Agreement in accordance with its terms, the Company, subject to the exceptions described below, may not initiate, solicit, facilitate, or encourage any discussions regarding any acquisition proposal (as defined in “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Terms of the Asset Purchase Agreement— Covenants of the Parties”) by a party other than PGM-MB. If, however, we receive an unsolicited written acquisition proposal that our Board of Directors determines in good faith is, or is reasonably likely to result in, a superior acquisition proposal (as defined in “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Terms of the Asset Purchase Agreement—Covenants of the Parties”) from a party other than PGM-MB on or prior to the date on which our stockholders’ approval is obtained, and such offer does not arise from a breach of the restrictions on solicitation of other offers, we may furnish information and data concerning our business, properties or assets pursuant to a confidentiality agreement and negotiate and participate in discussions and negotiations concerning an acquisition proposal. Further, on or prior to the date of the meeting of our stockholders for the purpose of considering and taking action upon the Asset Purchase Agreement and the proposed sale of the Business, or any adjournment of such meeting, our Board of Directors may withdraw or modify its recommendation to vote for “ITEM 1: PROPOSAL TO SELL THE BUSINESS” if the Board determines in good faith, after entering into good faith negotiations with PGM-MB and taking into account any material modifications to the terms and conditions of the Asset Purchase Agreement proposed in a binding written offer from PGM-MB, that the failure to take such action would be reasonably likely to constitute a breach by the Board of its fiduciary duties to our stockholders under Delaware law.

Conditions to Closing (page 33)

The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to, among other things, the approval of our stockholders described above, each party’s respective representations and warranties in the Asset Purchase Agreement being true and correct as of the closing date to the standards described in the Asset Purchase Agreement, each party’s performance in all material respects of its obligations required to be performed under the Asset Purchase Agreement on or prior to the closing date, the absence of any ongoing legal proceeding challenging the legality of the transactions contemplated by the Asset Purchase Agreement and each party’s delivery to the other party of all applicable transaction documents pursuant to the Asset Purchase Agreement. In addition, the obligations of PGM-MB to complete the transactions contemplated by the Asset Purchase Agreement are also subject to, among other things, the absence of a “material adverse effect” (as defined in “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Terms of the Asset Purchase Agreement—Representations and Warranties”) as of the closing, the receipt of required third-party consents, and the release of any liens, other than permitted liens, on the Acquired Assets (as defined in “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Terms of the Asset Purchase Agreement—The Purchase And Sale of the Business”) as of the closing.

Indemnification (page 37)

The Asset Purchase Agreement provides that, subject to specified exceptions, Mediabistro will be liable to PGM-MB for breaches or inaccuracies of specified representations and warranties as set forth in the Asset Purchase Agreement if, and only to the extent, aggregate damages for such breaches and/or inaccuracies exceed $75,000. From the purchase price, PGM-MB will pay the escrow amount into an escrow fund that will be established to secure our indemnification obligations to PGM-MB. The escrow amount is $1,500,000 less the amount by which any covered buyer expenses (as defined in the Asset Purchase Agreement) incurred as of the closing date exceed, in the aggregate, $100,000. In addition, we are required to indemnify PGM-MB for any breach or failure by Mediabistro to perform any of the covenants or agreements of Mediabistro contained in the Asset Purchase Agreement and any liabilities arising out of, or related to: any retained liability; our ownership or operation of the retained assets; any third-party claim related to our breach; certain other costs and expenses incurred by PGM-MB in connection with the closing of the transactions; and any fraud by or on behalf of Mediabistro related to the Asset Purchase Agreement or ancillary agreements. Additionally, each of the parties is responsible for half of any amounts required to be paid in respect of any transfer, sales, use, recording, value-added or similar taxes that may be imposed by reason of the sale, assignment, transfer and delivery of the Acquired Assets.

Except as otherwise provided in the Asset Purchase Agreement, the indemnification provisions set forth in the Asset Purchase Agreement constitute the sole and exclusive remedy available to Mediabistro and PGM-MB with respect to breaches of the Asset Purchase Agreement (other than for remedies that cannot be waived as a matter of applicable law, each party’s right to specific performance or injunctive relief, or in cases of other willful misconduct or criminal acts).

Voting Agreement (page 41)

In connection with the Asset Purchase Agreement, our Chairman, Chief Executive Officer and largest stockholder, Alan Meckler, who as of May 29, 2014, had voting power over 2,259,771 shares, or approximately 37.3%, of our outstanding common stock, has entered into a voting agreement with PGM-MB to vote those shares, and use reasonable efforts to cause an additional 49,493 shares over which he has investment control but not voting control, to be voted, in favor of the sale of the Business. Additionally, Mr. Meckler has agreed to vote those shares, and use reasonable efforts to cause the additional 49,493 shares to be voted, against (i) any alternative acquisition proposal; (ii) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Asset Purchase Agreement or of Mr. Meckler under the voting agreement; or (iii) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the transaction or the fulfillment of PGM-MB’s or our conditions under the Asset Purchase Agreement or change in any manner the voting rights of any class of our shares.

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Appraisal or Dissenters’ Rights (page 28)

No appraisal or dissenters’ rights are available to our stockholders under the General Corporation Law of the State of Delaware or our certificate of incorporation or bylaws in connection with the sale of the Business.

The Annual Meeting

Time, Place and Purpose of the Annual Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our Board of Directors for use at the Annual Meeting to be held at our offices, located at 475 Park Avenue South, 4th Floor, New York, New York 10016, on [_____], 2014, at 10:00 a.m., local time, or at any postponement or adjournment thereof.

At the Annual Meeting, holders of Mediabistro’s common stock present in person or represented by proxy and entitled to vote will be asked:

1. To approve the sale of specified assets and the assumption of specified liabilities related to the Business by Mediabistro to PGM-MB as contemplated by the Asset Purchase Agreement, which is attached as Annex A to the accompanying proxy statement. We refer to this item as the “Proposal to Sell the Business”;

2. To approve an amendment to our certificate of incorporation to change our name to Mecklermedia Corporation. We refer to this item as the “Proposal of Name Change Amendment”;

3. To approve, on a non-binding, advisory basis, certain compensation arrangements for Mediabistro’s named executive officers in connection with the sale of the Business. We refer to this item as the “Proposal to Approve the Parachute Payments”;

4. To ratify the adoption by the Board of Directors of the Rights Agreement, dated July 3, 2013, between Mediabistro and American Stock Transfer & Trust Company (the “Rights Agreement”). We refer to this item as the “Proposal to Ratify the Adoption of the Rights Agreement”;

5. To elect four directors to the Board of Directors of Mediabistro with terms expiring at the 2015 Annual Meeting of Stockholders or until their successors are duly elected;

6. To approve, on an advisory basis, our executive compensation;

7. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Proposal to Sell the Business. We refer to this item as the “Proposal to Adjourn the Annual Meeting”; and

8. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about [_____], 2014.

Recommendation of Our Board of Directors

We intend to use a portion of the proceeds to repay part of our loan from Mr. Meckler, our Chairman of the Board, Chief Executive Officer and largest stockholder. Mr. Meckler fully informed the other independent, disinterested directors of his interest and recused himself from our Board of Directors’ voting on the approval of the Asset Purchase Agreement. After careful consideration and deliberation outside the presence of Mr. Meckler, the remaining independent, disinterested directors unanimously determined that the transactions contemplated by the Asset Purchase Agreement, including the sale of the Business, are fair to, and in the best interests of, the stockholders of Mediabistro. Mr. Meckler notified the independent, disinterested directors that had he voted, he would have voted to adopt and approve the Asset Purchase Agreement. Mediabistro’s Board of Directors unanimously recommends that you vote “FOR” Item 1, the Proposal to Sell the Business. For a discussion of the material factors considered by our Board of Directors in reaching its conclusions, see “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Reasons for the Sale of the Business.” Additionally, the terms of the Asset Purchase Agreement require that we change our name in connection with the sale of the Business and we have proposed to change our name to Mecklermedia Corporation. Accordingly, the Board of Directors recommends that you vote “FOR” Item 2, the Proposal of Name Change Amendment.

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Furthermore, the Board of Directors unanimously recommends that you vote “FOR” Item 3, the advisory vote on the Proposal to Approve the Parachute Payments, “FOR” Item 4, the Proposal to Ratify the Adoption of the Rights Agreement, “FOR” the election of each of the listed director nominees under Item 5, and “FOR” Item 6, the advisory vote on executive compensation. If there are insufficient votes at the time of the Annual Meeting to approve the Proposal to Sell the Business, the Company may propose to adjourn the Annual Meeting for the purpose of soliciting additional proxies. The Board of Directors unanimously recommends that you vote “FOR” Item 7, the Proposal to Adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Record Date and Quorum

We have fixed the close of business on May 29, 2014, as the record date for the Annual Meeting, and only holders of record of our common stock on the record date are entitled to vote at the Annual Meeting. On the record date, shares of our common stock were issued and outstanding and held by approximately 55 holders of record. Holders of record of shares of our common stock on the record date are entitled to one vote per share on each of the items to be voted on at the Annual Meeting (except for the election of directors, for which holders of record on the record date are entitled to one vote per share for each of the four director nominees).

A quorum is necessary to hold a valid Annual Meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date are present, either in person or by proxy. Shares of common stock represented at the Annual Meeting but not voted, including shares of common stock for which we have received proxies indicating that the submitting stockholders have abstained, will be treated as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. If a quorum is not present at the Annual Meeting or if there are insufficient votes to approve the Proposal to Sell the Business, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

Vote Required for Approval

The (i) Proposal to Sell the Business, (ii) Proposal of Name Change Amendment and (iii) Proposal to Ratify the Adoption of the Rights Agreement must be approved by the affirmative vote of holders of a majority of Mediabistro’s outstanding shares entitled to vote at the Annual Meeting. The (i) non-binding vote on the Proposal to Approve the Parachute Payments, (ii) non-binding vote on the approval of the compensation of the named executive officers, and (iii) Proposal to Adjourn the Annual Meeting, must be approved by the affirmative vote of holders of a majority of Mediabistro’s outstanding shares entitled to vote and present at the Annual Meeting. An abstention from the vote will have the same effect as voting “AGAINST” each of the proposals other than the election of directors. A failure to vote your shares of common stock or a “broker non-vote” will have the same effect as voting “AGAINST” the (i) Proposal to Sell the Business, (ii) Proposal of Name Change Amendment and (iii) Proposal to Ratify the Adoption of the Rights Agreement, but will have no effect on the (x) Proposal to Approve the Parachute Payments, (y) approval of the compensation of the named executive officers, or (z) Proposal to Adjourn the Annual Meeting. A “broker non-vote” occurs when a broker does not have discretion to vote on the matter and has not received instructions from the beneficial holder as to how such holder’s shares are to be voted on the matter.

The four director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them will be elected as our directors. In accordance with Delaware law, votes withheld from any director nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect on the election of directors. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, they will not be counted for purposes of determining the number of shares represented and voted with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the election of directors.

In connection with the Asset Purchase Agreement, Alan M. Meckler, our Chairman, Chief Executive Officer and largest stockholder entered into a voting agreement with PGM-MB, dated as of May 28, 2014, which is attached hereto as Annex B, pursuant to which he agreed to vote his shares of Mediabistro common stock for the approval of the Proposal to Sell the Business. As of May 29, 2014, Mr. Meckler beneficially owned and had voting power over 2,259,771 shares of Mediabistro common stock, or approximately 37.3% of Mediabistro’s outstanding shares of common stock. Pursuant to the terms of the voting agreement, Mr. Meckler has agreed to vote an aggregate of 37.3% of Mediabistro’s outstanding shares of common stock and use commercially reasonable efforts to cause an additional 49,493 shares over which he has investment control but not voting control to be voted “FOR” the Proposal to Sell the Business as contemplated by the Asset Purchase Agreement.

If we have insufficient votes to approve the Proposal to Sell the Business at the Annual Meeting, even if a quorum is present, we expect that the Annual Meeting will be adjourned to solicit additional proxies. If we fail to obtain the requisite vote for approval and authorization of the Proposal to Sell the Business or the Proposal to Adjourn the Annual Meeting, we will not be able to consummate the sale of the Business as currently contemplated.

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Proxies and Revocation

You may vote by proxy or in person at the Annual Meeting.

Voting in Person—If you hold shares in your name as a stockholder of record and plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting or you may give us a signed proxy card before voting is closed. If you would like to attend the Annual Meeting, please bring proof of identification with you to the Annual Meeting. Even if you plan to attend the Annual Meeting, we strongly encourage you to submit a proxy for your shares in advance as described below, so your vote will be counted if you later decide not to attend. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote in person at the Annual Meeting, you must bring to the Annual Meeting a proxy from the record holder of the shares (your broker, bank or nominee) authorizing you to vote at the Annual Meeting. To do this, you should contact your broker, bank or nominee.

Voting by Proxy—If you hold shares in your name as a stockholder of record, then you received this proxy statement and a proxy card from us. You may submit a proxy for your shares by mail without attending the Annual Meeting by completing, signing, dating and returning the proxy card in the postage-paid envelope provided. If you hold shares in “street name” through a broker, bank or other nominee, then you received this proxy statement from the broker, bank or nominee, along with the broker, bank or nominee’s voting instructions. You should instruct your broker, bank or other nominee on how to vote your shares of common stock using the voting instructions provided. All shares represented by properly executed proxies received in time for the Annual Meeting will be voted in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain specific voting instructions will be voted “FOR” all director nominees listed under Item 5 and “FOR” each of the proposals specified under Item Nos. 1, 2, 3, 4, 6, and 7.

If your shares are registered in the name of a bank or brokerage firm, you might be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please vote your shares pursuant to the specific voting instructions provided by your bank or brokerage firm.

Revocation of Proxy—Submitting a proxy on the enclosed form does not preclude a stockholder from voting in person at the Annual Meeting. If you hold your shares in your name as stockholder of record, you may revoke a proxy at any time before it is voted by filing with our Corporate Secretary a duly executed revocation of proxy, by submitting a duly executed proxy with a later date or by attending the Annual Meeting and voting in person. A stockholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the stockholder’s previous proxy. Attendance at the Annual Meeting without voting will not by itself revoke a proxy. If your shares are held in street name through a broker, bank or other nominee, you must contact your broker, bank or nominee to revoke your proxy.

Adjournments and Postponements

Although it is not currently expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies to approve the Proposal to Sell the Business. Any adjournment may be made without notice, other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting. Approval of the Proposal to Adjourn the Annual Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies to approve the Proposal to Sell the Business requires, assuming a quorum is present, the affirmative vote of holders of a majority of Mediabistro’s outstanding shares of common stock entitled to vote and present at the Annual Meeting. If a quorum is not present at the Annual meeting, the stockholders entitled to vote at the meeting may adjourn the meeting until a quorum is present. Any signed proxies received by us in which no voting instructions are provided on this matter will be voted “FOR” the Proposal to Adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies to approve the Proposal to Sell the Business. In addition, when any meeting is convened, the presiding officer, if directed by our Board of Directors, may adjourn the meeting if (i) no quorum is present for the transaction of business or (ii) our Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which our Board of Directors determines has not been made sufficiently or timely available to stockholders or otherwise to effectively exercise their voting rights. Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Rights of Stockholders Who Object to the Sale of the Business

The General Corporation Law of the State of Delaware does not provide for stockholder appraisal or dissenters’ rights in connection with the types of actions contemplated under the Proposal to Sell the Business, the Proposal to Adjourn the Annual Meeting, or any of the other proposals to be voted on at the Annual Meeting.

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Solicitation of Proxies

This proxy solicitation is being made and paid for by Mediabistro on behalf of its Board of Directors. Our directors, officers and employees may solicit proxies by personal interview, mail, email, telephone, facsimile or other means of communication. These directors, officers and employees will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of common stock of Mediabistro that the brokers and fiduciaries hold of record. Upon request, we will reimburse the brokers and other fiduciaries for their reasonable out-of-pocket expenses for doing so.

Questions and Additional Information

If you have more questions about the sale of the Business, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed proxy card, you should contact Investor Relations in writing at Mediabistro Inc., 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854, or by email at investinginquiries@mediabistro.com.

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QUESTIONS AND ANSWERS ABOUT AND THE SALE OF THE BUSINESS AND THE ANNUAL MEETING

The following questions and answers address briefly some questions you might have regarding the proposed sale of the Business and the Annual Meeting. These questions and answers might not address all questions that might be important to you as a stockholder of Mediabistro. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Questions and Answers About the Sale of the Business

What is the proposed transaction?

The proposed transaction is the sale of assets and the assumption of liabilities related to the Business (excluding the assets and liabilities related to the Retained Businesses) pursuant to the Asset Purchase Agreement, dated as of May 28, 2014, by and among Mediabistro, PGM-MB Holdings LLC, a wholly owned subsidiary of Prometheus Global Media, LLC, and Prometheus Global Media, LLC (the “Asset Purchase Agreement”). Prometheus Global Media, LLC is a party to the Asset Purchase Agreement solely with respect to specified provisions, including an irrevocable guarantee of the full and punctual payment and performance of all obligations of PGM-MB set forth in the Asset Purchase Agreement, including the payment by PGM-MB of the purchase price.

For the purposes of this proxy statement and the Asset Purchase Agreement, the “Business” is defined as our business of providing online publishing of editorial content, e-commerce offerings, online job board (including career oriented services such as freelancer marketplaces), online education and certificate programs for social media, traditional media and creative professionals and bundled subscription services of the foregoing. The “Retained Businesses,” which are excluded from the sale, are defined as our services offerings of trade shows and conferences and research and data services and products. Under the terms of the Asset Purchase Agreement, if the sale of the Business is approved by our stockholders and the other closing conditions under the Asset Purchase Agreement have been satisfied or waived, we will sell the Business to PGM-MB.

Why did we agree to sell the Business?

In reaching its determination to enter into the Asset Purchase Agreement and approve the sale of the Business, our Board of Directors consulted with our management, our legal advisors and our financial advisors and considered a number of factors. After careful evaluation of the potential benefits, negative factors and other material considerations relating to the sale of the Business and the Asset Purchase Agreement, our Board of Directors concluded that the sale of the Business and entering into the Asset Purchase Agreement are advisable, fair to and in the best interests of Mediabistro and its stockholders. See “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Reasons for the Sale of the Business.”

What will I receive in connection with the sale of the Business?

We do not intend to distribute to our stockholders any of the proceeds that we receive from the sale of the Business. Rather, we intend to use net proceeds from the sale of the Business in connection with our remaining services offerings of trade shows and conferences and other remaining businesses, for general corporate purposes, and to pay down a portion of the loan from Alan M. Meckler, our Chairman, Chief Executive Officer and largest stockholder. See “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Use of Proceeds from the Sale of the Business.”

When is the sale of the Business expected to be completed?

If the Proposal to Sell the Business is approved by our stockholders at the Annual Meeting, we expect to complete the sale of the Business as soon as practicable after the Annual Meeting, assuming all of the conditions in the Asset Purchase Agreement have been satisfied or waived. We and PGM-MB are working toward satisfying the conditions to closing and completing the sale of the Business as soon as reasonably practicable. However, the sale of the Business might not be completed soon or at all.

What will happen if the Proposal to Sell the Business is approved by our stockholders?

If the Proposal to Sell the Business is approved by our stockholders at the Annual Meeting and the sale of the Business is completed, we will sell the Business to PGM-MB and continue to conduct our business related to our services offerings of trade shows and conferences and research and data services and products, and Mediabistro will remain a public company.

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What will happen if the Proposal to Sell the Business is not approved by our stockholders?

If the Proposal to Sell the Business is not approved by our stockholders at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, the sale of the Business will not be completed as currently contemplated by the Asset Purchase Agreement. In such event, we would continue to conduct our business and would evaluate all available strategic alternatives. Under specified circumstances, Mediabistro would be required to pay PGM-MB a termination fee and/or reimburse PGM-MB for its reasonable out-of-pocket expenses in the event that the transactions contemplated by the Asset Purchase Agreement are not completed.

What will happen to my shares of common stock of Mediabistro if the sale of the Business is completed?

The sale of the Business will not alter the rights, privileges or nature of the outstanding shares of our common stock. A stockholder who owns shares of our common stock immediately prior to the closing of the sale of the Business, subject to any actions taken solely by the stockholder, will continue to hold the same number of shares immediately following the closing.

What will happen if the Proposal to Approve the Parachute Payments is not approved by our stockholders?

While the vote on the Proposal to Approve the Parachute Payments is nonbinding and solely advisory in nature, our Board of Directors values the opinion of our stockholders and will review the voting results and seek to determine the causes of any significant negative voting result to better understand issues and concerns of our stockholders. However, the stockholder vote on this resolution will not be binding on us or on the Board of Directors, and will not be construed as overruling any decision by us or by the Board of Directors to make any payments that are considered golden parachute compensation under Rule 402(t) of Regulation S-K. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for us or the Board of Directors.

How was the purchase price for the Business determined?

The purchase price for the Business was negotiated between our Board of Directors and our representatives and PGM-MB, Prometheus Global Media and their representatives over a period of several weeks. Our Board of Directors selected the proposed sale of the Business to PGM-MB among the alternatives we were pursuing, among other reasons, because our Board of Directors believed it to be in the best interests of Mediabistro and its stockholders, offered the best value and was likely to be completed. See “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Background of the Sale of the Business.”

Am I entitled to appraisal or dissenters’ rights in connection with the Proposal to Sell the Business?

No. The General Corporation Law of the State of Delaware does not provide for stockholder appraisal or dissenters’ rights in connection with this type of action.

Questions and Answers About the Annual Meeting

Why did you send me this proxy statement?

We are a Delaware corporation and therefore required to obtain the approval of our stockholders in connection with a sale of all or substantially all of our assets. We believe that the sale of the Business likely constitutes a sale of substantially all of our assets as revenue from the Business represented approximately 67.8% of our revenue from continuing operations for the fiscal year ended December 31, 2013 and 70.0% of our revenue from continuing operations for the three months ended March 31, 2014. This proxy statement summarizes information you need to know to vote at the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at our offices located at 475 Park Avenue South, Fourth Floor, New York, New York, on [_____], 2014 at 10:00 a.m., local time.

What is the Proposal to Adjourn the Annual Meeting?

The Proposal to Adjourn the Annual Meeting would permit us to adjourn or postpone the Annual Meeting if a quorum is present. A quorum will be present at the Annual Meeting if the holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date are present, either in person or by proxy. We would adjourn the Annual Meeting for the purpose of soliciting additional proxies in the event that, at the Annual Meeting, the affirmative vote in favor of the Proposal to Sell the Business is less than a majority of the outstanding shares of Mediabistro common stock entitled to vote at the Annual Meeting.

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What will happen if the Proposal to Adjourn the Annual Meeting is approved by our stockholders?

If the Proposal to Adjourn the Annual Meeting is approved and the Proposal to Sell the Business is not approved at the Annual Meeting while a quorum is present, we will be able to adjourn or postpone the Annual Meeting for the purpose of soliciting additional proxies to approve the Proposal to Sell the Business. If you have previously submitted a proxy on the proposals discussed in this proxy statement and wish to revoke it upon adjournment or postponement of the Annual Meeting, you may do so.

Am I entitled to appraisal or dissenters’ rights in connection with the Proposal to Adjourn the Annual Meeting?

No. The General Corporation Law of the State of Delaware does not provide for stockholder appraisal or dissenters’ rights in connection with this type of action.

What will I be asked to vote upon at the Annual Meeting?

At the Annual Meeting, you will be asked to vote upon the following:

•	to approve the Proposal to Sell the Business;

•	to approve the Proposal of Name Change Amendment;

•	to approve the Proposal to Approve the Parachute Payments;

•	to approve the Proposal to Ratify the Adoption of the Rights Agreement;

•	to elect the four director nominees for an additional term expiring at the 2015 Annual Meeting;

•	to approve the compensation of the named executive officers; and

•	to approve the Proposal to Adjourn the Annual Meeting.

How does Mediabistro’s Board of Directors recommend that I vote on the proposals?

We intend to use a portion of the proceeds to repay part of our loan from Mr. Meckler, our Chairman of the Board, Chief Executive Officer and largest stockholder. Mr. Meckler fully informed the other independent, disinterested directors of his interest and recused himself from voting on the approval of the Asset Purchase Agreement. After careful consideration and deliberation outside the presence of Mr. Meckler, the remaining independent, disinterested directors unanimously determined that the transactions contemplated by the Asset Purchase Agreement, including the sale of the Business, are fair to, and in the best interests of, the stockholders of Mediabistro. Mr. Meckler notified the independent, disinterested directors that had he voted, he would have voted to adopt and approve the Asset Purchase Agreement.

Accordingly, Mediabistro’s Board of Directors unanimously recommends that you vote:

•	“FOR” the Proposal to Sell the Business;

•	“FOR” the Proposal of Name Change Amendment;

•	“FOR” the Proposal to Approve the Parachute Payments;

•	“FOR” the Proposal to Ratify the Adoption of the Rights Agreement;

•	“FOR” the election of the four director nominees for an addition term expiring at the 2015 Annual Meeting;

•	“FOR” the approval of the compensation of the named executive officers; and

•	“FOR” the Proposal to Adjourn the Annual Meeting.

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You should read “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Reasons for the Sale of the Business” for a discussion of the factors that our Board of Directors considered in deciding to recommend the approval of the sale of the Business. In addition, in considering the recommendation of our Board of Directors with respect to the sale of the Business, you should be aware that some of Mediabistro’s directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of our stockholders generally. See “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Interests of Certain Persons in the Sale of the Business.”

Who can vote at the Annual Meeting of stockholders of Mediabistro? What constitutes a quorum?

Only holders of record of shares of our common stock at the close of business on May 29, 2014 which we refer to as the “record date,” are entitled to notice of and to vote at the Annual Meeting. On the record date, 6,057,662 shares of our common stock were issued and outstanding and held by approximately 55 holders of record. Holders of record of shares of our common stock on the record date are entitled to one vote per share on each of the items to be voted on at the Annual Meeting (except for the election of directors, for which holders of record on the record date are entitled to one vote per share for each of the four director nominees). The required vote for each proposal to be voted on at the Annual Meeting is set forth below under “QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING – What vote is required to approve each of the proposals and how are proxies counted?”

A quorum is necessary to hold a valid Annual Meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date are present, either in person or by proxy. Shares of common stock represented at the Annual Meeting but not voted, including shares of common stock for which we have received proxies indicating that the submitting stockholders have abstained, will be treated as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. If a quorum is not present at the Annual Meeting or if there are insufficient votes to approve the Proposal to Sell the Business (but sufficient votes to approve the Proposal to Adjourn the Annual Meeting), we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

What vote is required to approve each of the proposals and how are proxies counted?

The (i) Proposal to Sell the Business, (ii) Proposal of Name Change Amendment and (iii) Proposal to Ratify the Adoption of the Rights Agreement must be approved by the affirmative vote of holders of a majority of Mediabistro’s outstanding shares entitled to vote at the Annual Meeting. The (i) Proposal to Approve the Parachute Payments, (ii) approval of the compensation of the named executive officers, and (iii) Proposal to Adjourn the Annual Meeting, must be approved by the affirmative vote of holders of a majority of Mediabistro’s outstanding shares entitled to vote and present at the Annual Meeting. An abstention from the vote will have the same effect as voting “AGAINST” each of the proposals other than the election of directors. A failure to vote your shares of common stock or a “broker non-vote” will have the same effect as voting “AGAINST” the (i) Proposal to Sell the Business, (ii) Proposal of Name Change Amendment and (iii) Proposal to Ratify the Adoption of the Rights Agreement, but will have no effect on the (x) Proposal to Approve the Parachute Payments, (y) approval of the compensation of the named executive officers, or (z) Proposal to Adjourn the Annual Meeting. A “broker non-vote” occurs when a broker does not have discretion to vote on the matter and has not received instructions from the beneficial holder as to how such holder’s shares are to be voted on the matter.

The four director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them will be elected as our directors. In accordance with Delaware law, votes withheld from any director nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect on the election of directors. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, they will not be counted for purposes of determining the number of shares represented and voted with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the election of directors.

In connection with the Asset Purchase Agreement, Alan M. Meckler, our Chairman and Chief Executive Officer entered into a voting agreement with PGM-MB, dated as of May 28, 2014, which is attached hereto as Annex B, pursuant to which he agreed to vote his shares of Mediabistro common stock for the approval of the Proposal to Sell the Business. As of May 29, 2014, Mr. Meckler beneficially owned and had voting power over 2,259,771 shares of Mediabistro common stock, or approximately 37.3% of Mediabistro’s outstanding shares of common stock. Pursuant to the terms of the voting agreement, Mr. Meckler has agreed to vote an aggregate of 37.3% of Mediabistro’s outstanding shares of common stock “FOR” the Proposal to Sell the Business as contemplated by the Asset Purchase Agreement. Additionally, Mr. Meckler has agreed to use commercially reasonable efforts to cause an additional 49,493 shares over which he has investment control but not voting control to be voted “FOR” the Proposal to Sell the Business.

If we have insufficient votes to approve the Proposal to Sell the Business at the Annual Meeting, even if a quorum is present, we expect that the Annual Meeting will be adjourned to solicit additional proxies. If we fail to obtain the requisite vote for approval and authorization of the Proposal to Sell the Business or the Proposal to Adjourn the Annual Meeting, we will not be able to consummate the sale of the Business as currently contemplated.

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How do I vote or change my vote?

You may vote by proxy or in person at the Annual Meeting.

Voting in Person—If you hold shares in your name as a stockholder of record and plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting or you may give us a signed proxy card before voting is closed. If you would like to attend the Annual Meeting, please bring proof of identification with you to the Annual Meeting. Even if you plan to attend the Annual Meeting, we strongly encourage you to submit a proxy for your shares in advance as described below, so your vote will be counted if you later decide not to attend. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote in person at the Annual Meeting, you must bring to the Annual Meeting a proxy from the record holder of the shares (your broker, bank or nominee) authorizing you to vote at the Annual Meeting. To do this, you should contact your broker, bank or nominee.

Voting by Proxy—If you hold shares in your name as a stockholder of record, then you received this proxy statement and a proxy card from us. You may submit a proxy for your shares by mail without attending the Annual Meeting by completing, signing, dating and returning the proxy card in the postage-paid envelope provided. If you hold shares in “street name” through a broker, bank or other nominee, then you received this proxy statement from the broker, bank or nominee, along with the broker, bank or nominee’s voting instructions. You should instruct your broker, bank or other nominee on how to vote your shares of common stock using the voting instructions provided. All shares represented by properly executed proxies received in time for the Annual Meeting will be voted in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain specific voting instructions will be voted “FOR” all director nominees listed under Item 5 and “FOR” each of the proposals specified under Item Nos. 1, 2, 3, 4, 6 and 7.

If your shares are registered in the name of a bank or brokerage firm, you might be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please vote your shares pursuant to the specific voting instructions provided by your bank or brokerage firm.

Revocation of Proxy—Submitting a proxy on the enclosed form does not preclude a stockholder from voting in person at the Annual Meeting. If you hold your shares in your name as stockholder of record, you may revoke a proxy at any time before it is voted by filing with our Corporate Secretary a duly executed revocation of proxy, by submitting a duly executed proxy with a later date or by attending the Annual Meeting and voting in person. A stockholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the stockholder’s previous proxy. Attendance at the Annual Meeting without voting will not by itself revoke a proxy. If your shares are held in street name through a broker, bank or other nominee, you must contact your broker, bank or nominee to revoke your proxy.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Your broker will not vote your shares on your behalf unless you provide instructions to your broker on how to vote. If your shares of common stock are held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Brokers who hold shares in “street name” for customers are precluded from exercising their voting discretion with respect to approving non-routine matters such as the sale of the Business and, as a result, absent specific instructions from the beneficial owner of the shares, brokers are not empowered to vote those shares, referred to generally as “broker non-votes.” These “broker non-votes” will be counted for purposes of determining whether a quorum is present at the Annual Meeting and will have the same effect as a vote “AGAINST” the Proposal to Sell the Business, Proposal of Name Change Amendment and Proposal to Ratify the Adoption of the Rights Agreement, but will have no effect on the other proposals to be voted on at the Annual Meeting.

How are proxies solicited?

This proxy solicitation is being made and paid for by Mediabistro on behalf of its Board of Directors. Our directors, officers and employees may solicit proxies by personal interview, mail, email, telephone, facsimile or other means of communication. These directors, officers and employees will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of common stock of Mediabistro that the brokers and fiduciaries hold of record. Upon request, we will reimburse the brokers and other fiduciaries for their reasonable out-of-pocket expenses for doing this.

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What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you might receive more than one proxy card. Please complete, sign, date and return all of the proxy cards you receive regarding the Annual Meeting to ensure that all of your shares are voted.

How do I obtain an additional copy of this proxy statement or copies of Mediabistro’s most recent Annual Report on Form 10-K or quarterly report on Form 10-Q?

If you would like an additional copy of this proxy statement, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2014, and amended on April 30, 2014, or a copy of our most recent quarterly report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 15, 2014, we will send you one without charge. Please either send your request in writing to Mediabistro Inc., 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854, Attention: Investor Relations, make your request by calling (203) 662-2800 or visit our web site at www.Mediabistro.com.

Who can help answer my other questions?

If you have more questions about the sale of the Business, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed proxy card, you should contact Investor Relations in writing at Mediabistro Inc., 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854, or by email at investinginquiries@Mediabistro.com.

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CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Those statements in this proxy statement that are not historical facts (such as those related to the closing of the transactions contemplated by the Asset Purchase Agreement, our intended operations after the closing, and our use of proceeds from the sale of the Business) are “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the “Exchange Act.” These forward-looking statements which may be identified by their use of words, such as “plan,” “may,” “might,” “believe,” “expect,” “intend,” “could,” “would,” “should” and other words and terms of similar meaning, in connection with any discussion of our prospects, financial statements, business, financial condition, revenues, results of operations or liquidity, involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In addition to other factors and matters contained or incorporated in this document, important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, among other things:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement, including a termination of the Asset Purchase Agreement under circumstances that could require us to pay a termination fee;

•	the inability to complete the asset sale due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the asset sale, including receipt of required regulatory approvals;

•	the Company’s, PGM-MB’s and Prometheus Global Media’s ability to consummate the asset sale;

•	the failure of the asset sale to close for any other reason;

•	our need to raise additional money if the asset sale does not close;

•	the limited nature of our business if the asset sale does close;

•	risks that the proposed transaction disrupts current plans and operations and the potential difficulties in retention of executive management and other key employees as a result of the asset sale;

•	the outcome of any legal proceedings instituted against the Company and/or others relating to the Asset Purchase Agreement, and the transactions contemplated thereby, including the asset sale and the use of some of the proceeds to repay a portion of Mr. Meckler’s loan to us;

•	diversion of management’s attention from ongoing business concerns;

•	limitations placed on our ability to operate the business by the Asset Purchase Agreement;

•	the effect of the announcement of the asset sale on our business relationships, standing with regulators, operating results and business generally;

•	the amount of the costs, fees, expenses, impairments and charges related to the asset sale;

•	the risk that the transactions contemplated by the Asset Purchase Agreement may not be completed in the time frame expected by the parties or at all; and

•	the other risk factors set forth in our other SEC filings.

In addition, we are subject to risks and uncertainties and other factors detailed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 27, 2014, and amended on April 30, 2014, and our most recent quarterly report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 15, 2014, which should be read in conjunction with this proxy statement. See “WHERE YOU CAN FIND Additional Information” on page 83. Many of the factors that will impact the completion of the proposed transactions are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained in this proxy statement, readers should not place undue reliance on forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement represent our views as of the date of this proxy statement, and it should not be assumed that the statements made in this proxy statement remain accurate as of any future date. Moreover, we assume no obligation to update forward-looking statements, except as may be required by law.

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ITEM 1: PROPOSAL TO SELL THE BUSINESS

This section of the proxy statement describes the proposed sale of the Business to PGM-MB. However, we highly recommend that you also carefully read the Asset Purchase Agreement included as Annex A to this proxy statement for the complete terms of the sale of the Business and other information that might be important to you. For the purposes of this proxy statement and the Asset Purchase Agreement, the “Business” is defined as our business of providing online publishing of editorial content, e-commerce offerings, online job board (including career oriented services such as freelancer marketplaces), online education and certificate programs for social media, traditional media and creative professionals and bundled subscription services of the foregoing.

Parties to the Asset Purchase Agreement

Mediabistro Inc.

We are an Internet media company that provides editorial content and services for social media, traditional media and creative professionals. Our service offerings include an online job board, news and analysis, trade shows and events, online and in-person courses, and research and data services products.

Our online job board has an audience of social media, gaming, mobile, publishing, public relations, journalism, advertising, graphic design, web development, 3D printing and television professionals. Our conferences and trade shows focus on information technology, media and business-specific topics, including, among other topics, 3D printing, Bitcoins and Facebook marketing. Our education business features online and in-person courses and online conferences for social media and traditional media professionals offered through a dynamic online setting with live weekly instruction via webcast, discussion forums, homework assignments, and small-group interaction where students receive one-on-one guidance and instruction from an advisor. We also provide original and in-depth daily coverage of the latest developments in social media, advertising and public relations, television and video, mobile apps, 3D printing, publishing and design. Additionally, our research products and services, including AppData, provide key data, insights and resources for app and social media professionals.

Our principal executive offices are located at 50 Washington Street, Suite 912, Norwalk, Connecticut 06854, and the telephone number at our principal executive offices is (203) 662-2800.

PGM-MB Holdings LLC

PGM-MB is a wholly owned subsidiary of Prometheus Global Media, LLC, or Prometheus. Prometheus formed PGM-MB solely for purposes of acquiring the Business. PGM-MB has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Asset Purchase Agreement.

PGM-MB’s principal executive offices are located at 770 Broadway, 15th Floor, New York, New York 10017, and the telephone number at its principal executive offices is (212) 493-4100.

Prometheus Global Media, LLC

Prometheus Global Media, LLC, or Prometheus, is a music, media and entertainment company. Prometheus owns and operates media brands Adweek, The Hollywood Reporter, and Billboard, as well as the Clio Awards and Film Expo Group.

Prometheus’s principal executive offices are located at 770 Broadway, 15th Floor, New York, New York 10017, and the telephone number at its principal executive offices is (212) 493-4100.

Background of the Sale of the Business

As part of its ongoing oversight and management of the Company’s business, the Company’s Board of Directors regularly reviews and assesses the Company’s strategic alternatives in light of the Company’s performance, prospects for growth, indebtedness, risks facing the Company and the internet and other industries in which it operates, stock market conditions, capital structure, opportunities and overall strategic direction. Since May 2009, our primary source of financing has been loans from Alan M. Meckler, our Chairman, Chief Executive Officer and largest stockholder. In May 2009, we entered into a loan agreement with Mr. Meckler in the amount of $7.2 million. Mr. Meckler made additional loans to the Company over the intervening years, including $1.75 million in November 2011, $1.0 million in November 2013, $300,000 in April 2014, and $300,000 in May 2014.

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In connection with this ongoing process, the Board of Directors has at various times considered potential business transactions and other alternatives to additional loans from Mr. Meckler. From time to time over the past year, we have discussed with several parties a possible strategic transaction involving the Company. In late 2013, our management and Board of Directors intensified our pursuit of a strategic transaction, including the sale of the Business, or an additional funding from sources other than Mr. Meckler. The Board increased its pursuit of a transaction in order to raise additional working capital for the Company, to pay down our debts to Mr. Meckler, and for general corporate purposes, and to focus on our remaining business. These continue to be our primary reasons for selling the Business.

In its deliberations leading up to the proposed sale of the Business, the Board considered possible alternatives to a transaction. These alternatives included retaining the Business and maintaining its operations, selling all or part of the Company, engaging in additional acquisitions complementary to our business, disposing of the Business in multiple transactions, and raising money through debt and equity financings with third parties. The Board concluded in its business judgment that none of the alternatives provided better long-term strategic value to the stockholders.

Throughout this process, our independent, disinterested directors, consisting of Wayne A. Martino, John R. Patrick, and William A. Shutzer, or the Independent Directors, deliberated frequently outside the presence of Mr. Meckler. Once the Board intensified its efforts in late 2013 to raise additional funds, either by issuing equity or debt securities or selling assets of the Company, the directors discussed Mr. Meckler’s potential conflict of interest given that a portion of any proceeds from a transaction might be used to pay down a portion of the Company’s indebtedness to Mr. Meckler. Additionally, in late 2013, the Independent Directors instructed Mr. Meckler to engage a broker to assist the Company. The Company engaged North Haven Partners in October 2013, based on a referral obtained through Mr. Martino. However, we ended our engagement with North Haven Partners, and it did not assist us with this transaction.

Between January 12 and 24, 2014, Mr. Meckler and Mitchell Eisenberg, who was the Company’s general counsel until May 2, 2014, consulted with representatives of Wyrick Robbins Yates & Ponton LLP, the Company’s outside legal counsel, regarding a term sheet from an investment firm for a proposed $2.5 million investment in the Company. However, the Company did not pursue this transaction due to the unfavorable terms of the investment, including valuation and anti-dilution protections required by the investment firm.

Additionally, throughout January and February 2014, we continued to entertain intermittent discussions with potential acquirers of the Business, each of which had been previously contacted about various assets of the Business. In January and February 2014, we approached approximately 80 companies to gauge their interest in the potential acquisition of the Business, of which approximately 25 executed a non-disclosure agreement and received confidential information. Of these companies, four submitted written or oral valuations of the Business. Bidder A, a venture fund, proposed an all cash bid in the range of $7.0 million to $7.5 million. Bidder B, an online content company, proposed an all cash bid of $7.0 million, with $1.0 million to be distributed over a two-year period. Bidder C, an acquirer of non-strategic divestitures and assets, verbally proposed a $5.0 million transaction. The Company and Bidder A began negotiating a term sheet for the proposed sale of specified assets of the Company. However, the Company was unable to reach agreeable terms with Bidder A or the other bidders due to the proposed purchase price and deal terms.

In late February, 2014, Mr. Meckler approached Michael Felman, the chief financial officer of Backstage, about a potential transaction with our Company. On February 26, 2014, Mr. Felman introduced Mr. Meckler via e-mail to Jeffrey Wilbur, the chief financial officer of Prometheus, which was then the parent company of Backstage. During the remainder of February 2014, through a series of emails and conference calls between Mr. Meckler and Mr. Wilbur, Prometheus Global Media expressed its interest in a potential acquisition of our Business assets. Shortly thereafter, Mr. Meckler met in person with Mr. Wilbur regarding the potential sale of the Business, with Mr. Eisenberg and Don O’Neill, the Company’s chief financial officer until April 1, 2014, joining via teleconference to discuss the terms of the transaction, including the purchase price. On March 13, 2014, Mr. Wilbur sent an email to Mr. Meckler confirming its interest in a potential acquisition of the Business. On March 14, 2014, Mr. Meckler placed a call to Mr. Wilbur to discuss the potential transaction and general terms related to a sale of the Business. On March 19, 2014, Prometheus sent us a draft Indication of Intent (“IOI”) for the purchase of the Business.

Over the following two days, Mr. Meckler, in consultation with the Independent Directors, Mr. Eisenberg and representatives of Wyrick Robbins, negotiated with Mr. Wilbur the terms of the IOI including, in particular, the length of the exclusivity period and the ability of the Board to act in light of its fiduciary duties. After several iterations of the draft IOI, our management and Board of Directors considered the proposed deal terms, and deciding that the proposed sale to Prometheus was in the best interests of our stockholders, authorized Mr. Meckler to sign the IOI, which Mr. Meckler did on March 21, 2014. The IOI included a 30-day exclusivity agreement. The Board decided to pursue a transaction with Prometheus as opposed to the other three bidders based on, among other things: (i) Prometheus’s proposed purchase price was the highest; (ii) Prometheus’s proposed all cash deal with no financing condition; (iii) the Board’s analysis that a transaction could close quickly; and (iv) the strategic fit of the Business within Prometheus.

Throughout the rest of March, Prometheus conducted a review of due diligence materials and continued discussions with us. On March 25, 2014, Mr. Wilbur, Chris Roe, Prometheus’s Chief Technology Officer, and Jeff Rudolf, General Manager of Digital for AdWeek, visited our New York office to discuss with Mr. Eisenberg, Jeff Hazen, who manages our jobs board, Tom Kitt, our chief technology officer and Chris Ariens, our editor-in-chief, the diligence review of the Company and to continue negotiations related to the sale of the Business. On March 26, 2014, Mr. Wilbur visited our Connecticut office to meet with Messrs. O’Neill and Eisenberg to conduct financial due diligence.

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On April 7, 2014, the Board of Directors met in New York City to discuss the proposed sale of the Business to Prometheus and the ongoing diligence and negotiation process. At the meeting, the Board also discussed with management the rationale, status and proposed terms of the transaction. The Board reviewed and discussed in detail the proposed terms of a transaction, including pricing, timing of payments and whether specific assets were or should be included or excluded from the transaction. The Board also reviewed alternatives and our business and strategy going forward after the transaction. Additionally, the directors discussed Mr. Meckler’s potential conflict and the need for independent, disinterested directors, or the Independent Directors, to be actively engaged in the process of negotiating definitive transaction documents. The Board also determined to obtain a fairness opinion from a financial advisor in respect of any transaction and instructed Mr. Meckler to engage a financial advisor. The Board directed the Company’s officers to continue their negotiations with Prometheus for the sale of the Business.

Also on April 7, 2014, Messrs. Hazen and Kitt met with Mr. Wilbur and Mr. Roe at Prometheus’s offices to discuss logistics related to the integration of the various assets of the Business into the business of Prometheus.

On April 22, Messrs. Meckler, Eisenberg and representatives of Wyrick Robbins, through a series of conference calls and email exchanges, discussed the terms of a potential transaction with Prometheus, including purchase price, exclusivity, the approval process, including stockholder approval mechanics, the terms of a transition services agreement, the engagement of Janney Montgomery Scott LLC, or Janney, as the Company’s financial advisor, and the need to change the name of the Company upon closing of the sale of the Business.

Later on April 22, 2014, the Company and Prometheus agreed on a non-binding basis on an $8.0 million purchase price for a sale of the Business after substantial negotiation. We also began discussions with Prometheus regarding the terms of a proposed transition services agreement, a revised IOI and extension of Prometheus’ exclusivity period.

On April 25, 2014, in order provide additional working capital to the Company, the Company and Mr. Meckler entered into a note modification agreement whereby the principal amount of his loan to the Company was increased by $300,000. Additionally, Mr. Meckler committed to providing an additional $700,000 in loans to the Company.

Also on April 25, 2014, we retained Janney in order to provide a fairness opinion in connection with the transaction pursuant to a signed engagement letter that Wayne Martino, a member of our Board, and Mr. Eisenberg negotiated with Janney between April 22 and April 25, 2014 including regarding the methodology of the financial analysis and Janney’s obligations to provide updates to our Board. We also entered into a mutual non-disclosure agreement with Janney in connection with the engagement on April 25.

On April 28, 2014, we received a revised IOI from Prometheus. In consultation with representatives of Wyrick Robbins, Mr. Eisenberg submitted proposed changes to this draft.

On April 29, 2014, we entered into a revised IOI with Prometheus, which provided for an $8.0 million purchase price and a 20-day exclusivity period during which we agreed not to solicit additional bids or engage in negotiations with other parties.

On May 2, 2014, Messrs. Meckler, Eisenberg, and representatives of Wyrick Robbins participated in a conference call with Mr. Wilbur and representatives of Jenner & Block LLP, outside counsel to Prometheus. The parties discussed at length the sale process to date, the process and next steps going forward, including approval of the sale of the Business by the Independent Directors, the engagement of Janney and delivery of a fairness opinion, potential public filings, including a proxy statement, and our planned use of proceeds from the transaction. Following this call, representatives of Jenner & Block delivered a due diligence request list on behalf of Prometheus and over the following weeks, we provided the various documents and disclosures so requested.

On May 8, 2014, representatives of Wyrick Robbins had a lengthy conference call with representatives of Jenner & Block to discuss the status of the draft Asset Purchase Agreement and related ancillary documents, the process and timing for our approval of the Asset Purchase Agreement and related transactions, including approval of the Asset Purchase Agreement by the Independent Directors and Mr. Meckler’s agreement to recuse himself from such approval, a proxy statement and other potential filings and disclosures related to the transaction, our intended use of the proceeds from the transaction, our intention to remain a public company and where the relevant assets related to the Business were held in our corporate structure.

On May 9, 2014, representatives of Jenner & Block delivered to the representatives of Wyrick Robbins a draft Asset Purchase Agreement, which they then forwarded to Messrs. Meckler, Eisenberg and Martino. The remaining directors received the Asset Purchase Agreement no later than May 11, 2014. From May 10 through May 12, 2014, Messrs. Meckler and Martino and representatives of Wyrick Robbins had extensive conversations and email correspondence on the initial draft of the Asset Purchase Agreement, and Mr. Meckler and Mr. Wilbur exchanged numerous emails and held several conference calls negotiating material terms to the agreement, including the proposed amount of funds to be held in escrow and our commitment to use a portion of the proceeds for working capital purposes.

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On May 12, 2014, the Independent Directors held a conference call with representatives of Wyrick Robbins. The directors acknowledged Mr. Meckler’s potential conflict of interest in respect of the sale of the Business given that the Company’s intended use of proceeds included to pay down a portion of its indebtedness to Mr. Meckler. The Independent Directors discussed at length the projected cash needs for the Company over the next two years and concluded that the Company must dedicate a minimum amount of the sales proceeds to working capital to sustain operations through at least the end of 2015. However, in order to determine the appropriate amount, the Independent Directors requested pro forma financial projections. Additionally, the Independent Directors resolved that Mr. Martino should take an active role as the lead independent director for this transaction, including in connection with the negotiations and finalization of the Asset Purchase Agreement.

On May 13, 2014, representatives of Wyrick Robbins had a conference call with representatives of Jenner & Block to discuss and negotiate various open points in the Asset Purchase Agreement, and to confirm the timing for the delivery of draft ancillary documents, including a transition services agreement and voting and noncompetition agreements for Mr. Meckler. It was agreed that Deutsche Bank AG would serve as escrow agent and representatives of Wyrick Robbins would coordinate the engagement and obtaining a draft escrow agreement.

On May 15, 2014, the Company’s management delivered to the Board pro forma financial projections through the year ending December 31, 2015, based on the assumption that the sale of the Business to Prometheus was completed. Management and the Board of Directors reviewed and considered these pro forma financials for the remaining businesses, including by exchanging emails, and reaffirmed their determination that a sale of the Business was in the best interest of our stockholders.

Between May 13 and May 18, Mr. Meckler, with frequent input and direction from Mr. Martino and the other Independent Directors, and Mr. Wilbur engaged in frequent conference calls and emails to discuss the material terms of the sale of the Business. Negotiations over the terms of the Asset Purchase Agreement, which were focused primarily on our indemnification obligations and procedures, and thresholds that trigger indemnification obligations, our use of proceeds, and our ability to terminate the Asset Purchase Agreement to pursue a superior acquisition proposal, continued into the following week, with the parties exchanging multiple drafts of the Asset Purchase Agreement, schedules and other ancillary agreements and documents.

On May 19, 2014, at the Company’s request, Mr. Meckler increased his loan to the Company by $300,000. Also on May 19, 2014, we provided representatives of Janney with copies of the draft Asset Purchase Agreement and related documents and financial information.

On May 19, 2014, Mr. Meckler and representatives of Wyrick Robbins met via teleconference with representatives of Janney to discuss the process of obtaining the fairness opinion and the terms of the engagement. Later that day, the Board and representatives of Wyrick Robbins met via teleconference with Janney to discuss the open issues related to the sale of the Business and to confirm Janney’s independence, both in respect of providing services to Prometheus and to Mr. Meckler. Also on May 19, 2014, the Company and Prometheus amended their April 29, 2014 IOI to extend the terms of the exclusivity period through May 29, 2014.

On May 20, 2014, Mr. Meckler and Mr. Wilbur had a conference call, followed by a series of emails, to discuss the remaining unresolved issues. In the afternoon, representatives of Wyrick Robbins had a call with Mr. Meckler to discuss our Connecticut and New York office leases and the effect of the Sale of the Business on such leases and other open points, including escrow terms, offers of employment for transferred employees, and other indemnification obligations.

On May 21, 2014, Messrs. Meckler and Eisenberg discussed the transition services agreement with representatives of Wyrick Robbins, in order to finalize the terms of the initial draft of such agreement. Later that afternoon, Messrs. Meckler, Eisenberg and Martino discussed key provisions and certain major deal points in the then-current draft of the Asset Purchase Agreement with representatives of Wyrick Robbins.

On May 22, 2014, Mr. Martino and representatives of Wyrick Robbins, on behalf of the Company, and representatives of Jenner & Block, on behalf of Prometheus, had a call to discuss unresolved points in the Asset Purchase Agreement and drafting the relevant language for the points resolved by Messrs. Meckler and Wilbur on May 20, 2014. Later that afternoon, Messrs. Meckler, Martino, and Eisenberg and representatives of Wyrick Robbins, on behalf of the Company, participated on a conference call with Mr. Wilbur and representatives of Jenner & Block, on behalf of Prometheus, in an effort to define and resolve all outstanding issues under the draft Asset Purchase Agreement. Following this call, representatives of Jenner & Block, on behalf of Prometheus, delivered to representatives of Wyrick Robbins a proposed set of compromises on the outstanding issues. Through a series of conference calls and email exchanges, Mr. Meckler, together with representatives of Wyrick Robbins and the Independent Directors, discussed a series of counter-proposals and compromises.

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On May 23, 2014, our Board met by telephone with representatives of Wyrick Robbins to develop a strategy for negotiating the remaining unresolved issues, which focused primarily on our indemnification obligations and the related standards and procedures. One director, William Shutzer, was not present.

On or about May 24, 2014, Mr. Martino received Janney’s draft presentation materials. On May 25, 2014, Mr. Martino spoke with representatives of Janney to discuss the methodologies Janney proposed to use. In particular, Mr. Martino and representatives of Janney discussed a financial analysis of the proposed transaction based on the trading price of the Company’s stock.

On May 27, 2014, representatives of Janney delivered draft presentation materials and a draft of a fairness opinion to the Board.

Negotiations and due diligence continued through May 28, 2014, with the parties respective legal advisors exchanging multiple drafts of the Asset Purchase Agreement and negotiating and resolving all of the other open issues related to the sale of the Business, Asset Purchase Agreement, transition services agreement and other ancillary documents and agreements. Representatives of Wyrick Robbins, on behalf of the Company, and representatives of Jenner & Block, on behalf of Prometheus, led the discussions and negotiations over this period with regard to the continued attempts at resolution of the open legal and business issues.

On May 28, 2014, our Board of Directors met twice telephonically with representatives of Wyrick Robbins and Janney to discuss the final terms in the Asset Purchase Agreement and fairness from a financial point of view of the transaction. At each of these meetings, the Independent Directors met at length in the absence of Mr. Meckler. Following these board meetings, Messrs. Meckler, Martino and representatives of Wyrick Robbins, on behalf of the Company, conducted extensive telephonic discussions and negotiations with representatives of Jenner & Block and Mr. Wilbur, on behalf of Prometheus, and finalized the Asset Purchase Agreement and all of the related ancillary agreements. That evening, at the second meeting of the Board, representatives of Janney presented Janney’s financial analysis of the proposed transaction. After the Independent Directors conducted a question and answer session with representatives of Janney outside the presence of Mr. Meckler, Janney delivered its opinion that the $8.0 million transaction consideration is fair, from a financial point of view, to the stockholders of the Company, which it confirmed in writing later that day. Due to his potential conflict of interest, Mr. Meckler recused himself from further deliberations on the Asset Purchase Agreement and related transactions. The Independent Directors unanimously approved the Asset Purchase Agreement, and Mr. Meckler informed the Independent Directors that had he voted, he, too, would vote in favor of the Asset Purchase Agreement.

Late in the evening on May 28, 2014, the Company, PGM-MB, and Prometheus executed the Asset Purchase Agreement, and PGM-MB and Mr. Meckler executed the voting agreement.

On May 29, 2014, we issued a press release announcing the sale of the Business to PGM-MB.

Reasons for the Sale of the Business

In reaching its decision to approve the Asset Purchase Agreement and the transactions contemplated thereby, and to recommend that the Company’s stockholders vote to approve the sale of the Business as contemplated by the Asset Purchase Agreement, our Board of Directors consulted with management and financial and legal advisors. Our Board of Directors considered a number of factors and potential benefits of the proposed sale of the Business, each of which our Board of Directors believed supported its decision, including the following:

•	the possible alternatives to the proposed sale of the Business, including maintaining its operations and engaging in additional acquisition or disposition transactions, entering into public and/or private equity financing arrangements, or securing additional debt financing from Mr. Meckler or third-party lenders, and the risks associated with such alternatives, each of which the Board of Directors determined not to pursue in light of its belief, and the belief of the Company’s management, that the proposed sale of the Business maximized stockholder value and was more favorable to stockholders than any other alternative reasonably available to the Company and our stockholders given the potential risks, rewards and uncertainties associated with those alternatives;

•	the process conducted by the Company with respect to the sale of the Business, which covered a period of almost one year, involved contact with over 80 companies by our financial advisors and led to discussions with multiple potential acquirers to determine their potential interest in purchasing the Business, and which did not lead to any proposals more favorable to us and our stockholders than the proposal by PGM-MB;

•	information regarding the financial performance, business operations, capital requirements and future prospects of the Company and the Business and the potential uses of net cash proceeds received from the proposed sale of the Business;

•	the financial presentation of Janney Montgomery Scott LLC and its opinion that, as of the date of the opinion and based upon and subject to the factors and assumptions set forth in such opinion, the $8.0 million in cash to be received by the Company for the Business pursuant to the Asset Purchase Agreement was fair, from a financial point of view, to the stockholders of the Company;

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•	stockholders of the Company would continue to own stock in the Company and participate in future earnings and potential growth of the Company’s other remaining businesses; and

•	the terms of the Asset Purchase Agreement, including:

º	our ability to terminate the Asset Purchase Agreement in order to accept a superior acquisition proposal, subject to paying a termination fee of $80,000 plus up to $320,000 of PGM-MB’s fees and expenses incurred in connection with the negotiation, documentation and consummation of the transactions contemplated under the Asset Purchase Agreement;

º	the view of our Board of Directors, after consulting with the Company’s legal and financial advisors, that the termination fee of $80,000 to be paid by the Company if the Asset Purchase Agreement is terminated under certain circumstances was within the range reflected in similar transactions and not likely to be preclusive;

º	our ability, under certain circumstances, to furnish information to and conduct negotiations with third parties regarding other unsolicited acquisition proposals;

º	the ability of our Board of Directors, under certain circumstances, to change its recommendation that our stockholders vote in favor of the Proposal to Sell the Business;

º	the limited number and nature of the conditions to PGM-MB’s obligation to consummate the transactions contemplated by the Asset Purchase Agreement and the likelihood of satisfying such conditions; and

º	Prometheus Global Media’s guarantee of PGM-MB’s obligations under the Asset Purchase Agreement, including the guarantee of the $8.0 million purchase price.

Our Board of Directors also considered and balanced against the potential benefits of the proposed sale of the Business a number of potentially adverse and other factors concerning the proposed sale of the Business, including the following:

•	the risk that not all of the conditions to the parties’ obligations to complete the proposed sale of the Business will be satisfied in a timely manner or at all, and, as a result, it is possible that the proposed sale of the Business might not be completed even if approved by our stockholders;

•	the risks and costs to us if the sale of the Business is not completed, including the diversion of management focus and resources from other strategic opportunities and operational matters, potential employee attrition and the potential effect on our relationships with customers and suppliers;

•	the requirement that we pay PGM-MB a termination fee of $80,000 and/or reimburse PGM-MB for up to $320,000 of its fees and expenses incurred in connection with the sale of the Business, in each case, if the Asset Purchase Agreement is terminated under certain circumstances;

•	the restrictions on the conduct of our business prior to the completion of the sale of the Business, requiring us to conduct business associated with the Business only in the ordinary course, subject to specific limitations and exceptions, which might delay or prevent us from undertaking business opportunities that arise pending the completion of the sale of the Business; and

•	the risk of disruption to our other businesses as a result of the proposed sale of the Business and market reaction to the proposed sale of the Business.

After taking into account all of the factors set forth above, as well as other factors, our Board of Directors agreed that the benefits of the proposed sale of the Business outweigh the risks and that the Asset Purchase Agreement and the proposed sale of the Business are advisable, fair to, and in the best interests of, the Company and our stockholders. Our Board of Directors did not assign relative weights to the above factors or other factors it considered. In addition, our Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of such factors. Individual members of the Board of Directors might have given different weights to different factors.

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Opinion of Janney Montgomery Scott LLC

Opinion

On May 28, 2014, at a meeting of the Board of Directors of Mediabistro held to evaluate the transaction, Janney Montgomery Scott LLC, or Janney, delivered to the board an oral opinion, confirmed by delivery of a written opinion, dated May 28, 2014, to the effect that, based upon and subject to the limitations and qualifications set forth in the opinion, as of the date of the opinion, the total value to be received by Mediabistro in the sale of the Business is fair from a financial point of view to the stockholders of Mediabistro.

The full text of the Janney opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Janney. This opinion is attached as Annex C to this proxy statement and is incorporated into this proxy statement by reference. Mediabistro’s stockholders are encouraged to read this opinion carefully in its entirety. The description of the opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

Janney’s opinion speaks only as of the date of the opinion. The opinion is directed to the Mediabistro board and addresses only the fairness, from a financial point of view, of the total value to be received by Mediabistro in the sale of the Business. Janney’s opinion does not address Mediabistro’s underlying business decision to effect the sale of the Business, the relative merits of the transaction as compared to any other alternative business strategies that might exist for Mediabistro, the effect of any other transaction in which Mediabistro might engage or the value of the assets that will be retained by Mediabistro after the closing of the transaction and does not constitute a recommendation to any stockholder of Mediabistro as to how such stockholder should vote with respect to the transaction or any other matter.

At the direction of Mediabistro’s Board of Directors, Janney was not asked to, nor did it, offer any opinion as to the material terms of the Asset Purchase Agreement or the form of the transaction. In rendering its opinion, Janney assumed, with the consent of Mediabistro’s Board of Directors, that the final executed form of the Asset Purchase Agreement did not differ in any material respect from the draft that it examined, and that Mediabistro and PGM-MB Holdings LLC will comply with all the material terms of the Asset Purchase Agreement.

For the purposes of rendering its opinion, Janney undertook such review and inquiries as it deemed necessary or appropriate under the circumstances, including the following:

(a)	reviewed a draft, dated May 28, 2014 of the Asset Purchase Agreement as provided to Janney as of such date;

(b)	reviewed certain financial statements of Mediabistro and certain other business, financial and operating information relating to Mediabistro provided to Janney by the management of Mediabistro, including without limitation an unaudited balance sheet as of March 31, 2014 and the related statements of income for the three months then ended;

(c)	reviewed certain business, financial and other information relating to Mediabistro, including financial forecasts for the Business through December 31, 2018 provided to or discussed with Janney by the management of Mediabistro, and discussed with Company management the operations of the Business and the Business’s industry, history and current and future prospects;

(d)	reviewed certain publicly available business and financial information relating to Mediabistro;

(e)	reviewed certain publicly available business and financial information relating to the industries in which Mediabistro operates;

(f)	reviewed certain financial and stock trading data and information for Mediabistro and compared that data and information with corresponding data and information for companies with publicly traded securities that Janney deemed relevant;

(g)	compared the financial terms of the proposed Transaction with the financial terms of certain other business combinations and other transactions that Janney deemed relevant and which have recently been effected or announced;

(h)	discussed with certain members of senior management of Mediabistro the strategic aspects of the Transaction; and

(i)	considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Janney deemed relevant, including a discounted cash flow analysis.

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In connection with its review, Janney did not assume any responsibility for independent verification of any of the information supplied to, discussed with, or reviewed by it for the purpose of its opinion and, with the consent of Mediabistro’s Board of Directors, relied on such information being complete and accurate in all material respects. In addition, at the Board of Directors’ direction Janney has not made any physical inspection or independent appraisal or evaluation of any of the assets or liabilities (contingent or otherwise) of Mediabistro or any other party, nor has Janney been furnished with any such evaluation or appraisal. With respect to the forecasted financial information referred to above, Janney has assumed, with the Board of Directors’ consent, that they have been reasonably prepared or obtained on bases reflecting the best currently available information, estimates and good faith judgments of the management of Mediabistro as to the future financial performance of the Business and that such future financial results will be achieved at the times and in the amounts projected by management.

Janney’s opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion. Janney has assumed, with the consent of Mediabistro’s Board of Directors, that in connection with obtaining the necessary approvals for the transaction, no restrictions or conditions will be imposed that would have a material adverse effect on the contemplated benefits of the transaction.

The opinion was for the use and benefit of the Board of Directors of Mediabistro in its evaluation of the transaction. In addition, the Board of Directors has not asked Janney to address, and its opinion did not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Mediabistro. In addition, Janney did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any of Mediabistro’s officers, directors or employees, or any class of such persons, relative to the transaction value. The Janney opinion was approved by a Janney fairness opinion committee.

Financial Analyses

The following is a summary of the financial analyses presented to Mediabistro’s Board of Directors at its meeting held on May 28, 2014, in connection with the delivery of its oral opinion at that meeting and its subsequent written opinion.

In its evaluation of the proposed transaction, Janney analyzed the historical and projected financial performance of the Jobs, Education, Advertising and Membership businesses and considered several valuation methodologies, including a comparable public trading multiples analysis, a precedent transaction analysis and a discounted cash flow analysis, among others.

In performing its financial analyses, Janney noted that the Jobs, Education, Advertising and Membership businesses have exhibited declining revenue trends over the past twelve months, but Mediabistro projects that revenue from these segments will increase through the projected years.

The summary set forth below does not purport to be a complete description of the analyses performed by Janney in arriving at its opinion. The fact that any specific analysis has been referred to in the summary below or in this proxy statement is not meant to indicate that such analysis was given more weight than any other analysis. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances; therefore, such an opinion is not readily susceptible to partial analysis or summary description. No company, business or transaction used in such analyses as a comparison is identical to Mediabistro, the assets being sold, or the proposed sale of the Business, nor is an evaluation of such analyses entirely mathematical. In arriving at its opinion, Janney did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Janney believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, would, in the view of Janney, create an incomplete and misleading view of the analyses underlying Janney’s opinion.

Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand Janney’s analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Janney’s analyses.

The analyses performed by Janney include analyses based upon forecasts of future results, which results might be significantly more or less favorable than those upon which Janney’s analyses were based. The analyses do not purport to be appraisals or to reflect the prices at which Mediabistro’s shares might trade at any time after announcement of the proposed sale of the Business. Because the analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors relating to general economic and competitive conditions beyond the control of the parties or their respective advisors, neither Janney nor any other person assumes responsibility if future results or actual values are materially different from those contemplated above.

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Precedent Transaction Analysis

Janney compared selected financial and transaction metrics of the Business with similar data for 17 precedent transactions. Janney selected the transactions based on a number of criteria, including the nature of the target companies’ operations, size and target markets. Janney focused on companies engaged in online media publishing, consumer internet, online services or education. Janney also limited the precedent transactions to those with target company enterprise values under $150 million in total value. Janney screened a universe of over 150 transactions matching some aspects of the criteria above. Although none of the transactions are directly comparable to the transaction, the 17 transactions selected included:

Announcement Date	Acquiror	Target
April 1, 2014	CareerBuilder, LLC	Broadbean Technology Limited
February 6, 2014	LinkedIn Corporation	Bright Media Corporation, Inc.
January 12, 2014	Abacast, Inc.	AllDigital Holdings, Inc
December 2, 2013	On Assignment Inc.	CyberCoders, Inc.
November 25, 2013	Nielsen Holdings N.V. (nka:Nielsen N.V.)	Harris Interactive Inc.
November 7, 2013	Dice Holdings, Inc.	OnTargetJobs, Inc.
January 17, 2013	QED Connect, Inc.	Yellow7, Inc. (nka:Energy Today Inc.)
September 18, 2012	eFinancialCareers Ltd.; Dice Career Solutions, Inc.	Geeknet Inc., Online Media Business
August 10, 2012	As Seen On TV, Inc., Prior To Reverse Merger With Infusion Brands International, Inc.	Ediets.com Inc.
February 22, 2012	Symphony Technology Group; STG III, L.P; STG UGP, LLC	Onvia Inc.
October 14, 2011	SkillSoft Ireland Limited; SkillSoft Corporation	Element K Corporation
August 12, 2011	Videotron Ltd.	Jobboom Inc.
July 26, 2011	Lee Hecht Harrison, LLC	Drake Beam Morin, Inc.
December 3, 2010	Encompass Digital Media, Inc.	Ascent Media Group, Global Content Distribution Business
September 21, 2010	KIT digital, Inc.	Brickbox Digital Media
September 1, 2010	Kenexa Corp.	Salary.com, Inc.
March 26, 2010	Thoma Bravo, LLC	PLATO Learning, Inc. (nka:Edmentum, Inc.)

For each of the comparable transactions identified above, Janney calculated various valuation multiples that were publicly available, including the ratio of enterprise value to revenue and enterprise value to EBITDA for the identified target company for the last reported LTM period as of the announcement of the transaction.

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All calculations of multiples paid in the transactions identified above were based on current publicly available information. Janney noticed several outliers, both high and low, in the transactions identified. To compensate, Janney excluded the highest and lowest 20% of transaction multiples identified. The following table summarizes the range of multiples for the transactions identified above that Janney determined to be relevant, the median of such multiples and the implied multiple for the Business in the transaction:

	Adjusted Range	Median of Selected Transactions	Divested Business
Enterprise Value/LTM Revenue	0.8x – 1.8x	1.1x	0.9x
Enterprise Value/LTM EBITDA	11.1x – 14.7x	11.1x	13.0x

It should be noted that no transaction utilized in the analysis above is identical to the sale of the Business. In evaluating transactions identified by Janney as comparable to the transaction, Janney made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Business.

Comparable Public Trading Multiples Analysis

Janney compared selected financial and transaction value metrics of the Business with similar data for six publicly traded companies. Janney selected the companies based on a number of criteria, including the nature of the companies’ operations, size and target markets. Janney focused on companies engaged in online media publishing, consumer internet, online services or education. Janney also limited the comparable companies to companies based in North America with market capitalizations of less than $500 million, projected revenue variation of less than 10% between 2013 and 2014 estimates and, an EBITDA margin between negative 10% and positive 10% for the past twelve months. Although none of the selected companies are directly comparable to the Business, the companies selected include:

•	CafePress Inc.;

•	Universal Technical Institute, Inc.;

•	ReachLocal, Inc.;

•	Lincoln Educational Services Corporation;

•	QuinStreet, Inc.; and

•	Demand Media, Inc.

For each of the companies identified above, Janney calculated various valuation multiples, including:

•	the ratio of enterprise value to revenue for the last four reported quarters;

•	the ratio of enterprise value to projected revenue for calendar year 2014;

•	the ratio of enterprise value to EBITDA for the last four reported quarters; and

•	the ratio of enterprise value to projected EBITDA for calendar year 2014.

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The following table summarizes the range of trading multiples for all selected companies identified above, the median for the selected companies and the implied multiple for the Business in the transaction. Janney deemed multiples of enterprise value to EBITDA of greater than 15.0x not meaningful and excluded these multiples from the table and analysis set forth below.

	Range of Selected Companies	Median of Selected Companies	Divested Businesses

Enterprise Value/LTM Revenue	0.2x – 0.8x	0.5x	0.9x

Enterprise Value/ 2014 Revenue	0.2x – 0.8x	0.5x	0.9x

Enterprise Value/ LTM EBITDA	9.2x – 10.1x	9.7x	13.0x

Enterprise Value/ 2014 EBITDA	6.2x – 12.5x	7.5x	4.4x

For purposes of its analysis, Janney calculated the enterprise value as the market capitalization plus total debt, minority interests and preferred stock, less cash and cash equivalents, and used revenue based on projections reported by independent research analyst reports and Bloomberg consensus estimates. To calculate these trading multiples, Janney used closing trading prices of equity securities of each identified company on May 23, 2014. For the Business, Janney used projections prepared by Mediabistro’s management and included projected operating expenses of $1.4 million in each year which reflect the additional annual operating expenses that Mediabistro’s management estimates would be required to operate the Business on a standalone basis.

It should be noted that no company used in the above analysis is identical to the Business. In evaluating companies identified by Janney as comparable to the Business, Janney made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Business.

Discounted Cash Flow Analysis

Janney performed a discounted cash flow analysis of the Business to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that the Business was forecasted to generate during fiscal years 2014 through 2018 based on the projections provided by Mediabistro. Based on its professional judgment, Janney derived the standalone unlevered, after-tax free cash flows of the Business from the projections by calculating earnings before interest and tax, less taxes, plus depreciation and amortization, less capital expenditures, less the amount of any increase or plus the amount of any decrease in net working capital. The resulting free cash flows derived by Janney were as follows:

	Year Ending December 31,
(dollars in millions)	2014E	2015E	2016E	2017E	2018E
Free Cash Flow	$1.1	$1.2	$1.2	$1.3	$1.3

Janney calculated terminal values for the Business by applying terminal forward multiples ranging from 0.5x to 1.5x to the Business’s fiscal year 2018 estimated revenue. Janney selected the range of terminal revenue multiples based on its professional judgment, taking into account several factors, including analysis of the revenue multiples of the selected publicly traded companies listed above, as described under "Comparable Public Trading Multiples Analysis." The cash flows and terminal values were then discounted to present value as of December 31, 2014 using discount rates ranging from 17.7% to 21.7%, derived by using a weighted average cost of capital analysis based on certain financial metrics, including betas for Mediabistro and the six companies listed under the heading "Comparable Public Trading Multiples Analysis" above, a marginal tax rate of 40%, a 3.4% risk-free rate based on the yield on 30-year U.S. treasury bills as of May 23, 2014, an estimated market risk premium for stocks generally and an estimated risk premium for small capitalization stocks. This analysis indicated the following approximate implied enterprise value range for the Business as compared to the consideration:

(dollars in millions)

Implied Enterprise Value Reference Range for the Business	Midpoint	Proposed Consideration
$5.3 - $10.4	$7.7	$8.0

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Other Information

The total value of the transaction was determined through negotiation between Mediabistro and PGM-MB Holdings LLC, and the decision by Mediabistro’s Board of Directors to enter into the Asset Purchase Agreement was solely that of Mediabistro’s Board of Directors. The Janney opinion and financial analyses were only one of many factors considered by Mediabistro’s Board of Directors in its evaluation of the transaction and should not be determinative of the views of Mediabistro’s Board of Directors or management with respect to the transaction or the consideration.

Janney, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, private placements and valuations for corporate and other purposes. Under the terms of the engagement agreement between Janney and Mediabistro, Janney agreed to provide an opinion as to the fairness, from a financial point of view, of the purchase price to be received pursuant to the sale of the Business by Mediabistro, and Mediabistro agreed to pay Janney a fee of $150,000. Mediabistro paid Janney a retainer fee of $25,000 upon the execution of the engagement agreement. This retainer fee was credited against the fee payable for delivery of the fairness opinion. In addition, Mediabistro has agreed to reimburse Janney for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify Janney and its affiliates (and their respective directors, officers, employees, members, agents and controlling persons) for certain liabilities arising out of its engagement. During the three years preceding the date of its opinion to Mediabistro, Janney has not had a material relationship with PGM-MB Holdings LLC. During 2013, Janney provided investment banking services to Mediabistro in connection with advisory services relating to implementation of a shareholder rights plan and received a fee of $50,000 in connection with such services.

Governmental and Regulatory Approvals

We are not aware of any regulatory approvals required to be obtained, or waiting periods to expire, to complete the sale of the Business to PGM-MB. If the parties discover that approvals or waiting periods are necessary, they are obligated by the Asset Purchase Agreement to seek to obtain or comply with them.

Effects on Mediabistro if the Sale of the Business is Completed

If the Proposal to Sell the Business is approved by our stockholders at the Annual Meeting and the sale of the Business is completed, we will sell the Business to PGM-MB and continue to conduct our remaining businesses, and the Company will remain a public company.

Nature of Our Business Following the Sale of the Business

Following the sale of the Business, we will continue to be a public company and revenues from our remaining businesses will account for all of our revenues. Our remaining businesses will consist of our services offerings of trade shows and conferences and other remaining businesses. We also intend to evaluate and potentially explore all available strategic options. We will continue to work to maximize stockholder interests with a goal of returning value to our stockholders. The sale of the Business will not alter the rights, privileges or nature of the outstanding shares of our common stock. A stockholder who owns shares of our common stock immediately prior to the closing of the sale of the Business will continue to hold the same number of shares immediately following the closing.

Use of Proceeds from the Sale of the Business

Net proceeds from the sale of the Business will be used in connection with our remaining services offerings of trade shows and conferences and other remaining businesses, for general corporate purposes, and to pay down a portion of our approximately $9.4 million loan from Alan M. Meckler, our Chairman, Chief Executive Officer and largest stockholder. We do not intend to distribute to our stockholders any of the proceeds that we receive from the sale of the Business. The terms of the Asset Purchase Agreement require us to (i) reserve and maintain at least $2.5 million of the closing payment from PGM-MB for working capital purposes and (ii) not prepay any other outstanding indebtedness until at least six months following the closing.

The board’s determination of the appropriate use of the net proceeds will depend on a number of factors including the following:

•	the total net proceeds received from the sale of the Business after the payment of all fees and expenses associated with the sale;

•	the results of our current operations;

•	the board’s evaluation of our prospects and need for cash;

•	economic conditions in the industry of our remaining businesses; and

•	availability of acquisition and other strategic opportunities.

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Effects on Mediabistro if the Sale of the Business is Not Completed

If the Proposal to Sell the Business is not approved by our stockholders at the Annual Meeting, the sale of the Business will not be completed as currently contemplated by the Asset Purchase Agreement. In such event, we would continue to conduct our business as currently conducted and would evaluate all available strategic alternatives. In particular, we expect we would need to raise capital (in addition to the $400,000 Mr. Meckler has committed to lend to the Company) in order to conduct our operations.

If the Asset Purchase Agreement is terminated under specified circumstances, in addition to paying our own fees and expenses, we would be required to pay PGM-MB a termination fee of $80,000 and/or reimburse PGM-MB for its fees and expenses incurred in connection with the sale of the Business in an amount not to exceed $320,000.

No Appraisal or Dissenters’ Rights

Stockholders who do not approve the Proposal to Sell the Business may vote against the proposal, but under the General Corporation Law of the state of Delaware appraisal and dissenters’ rights are not provided to stockholders in connection with this action.

Interests of Certain Persons in the Sale of the Business

In considering the recommendation of our Board of Directors with respect to the Asset Purchase Agreement, our stockholders should be aware that some of our directors and executive officers have interests in the sale of the Business that are different from, or in addition to, the interests of our stockholders generally. Our Board of Directors, and in particular the Independent Directors, was aware of these interests and considered them in adopting the Asset Purchase Agreement and approving the sale of the Business and recommending that our stockholders approve the sale of the Business. In particular, Mr. Meckler fully informed the other independent, disinterested directors of his interest and recused himself from voting on the approval of the Asset Purchase Agreement. After careful consideration and deliberation outside the presence of Mr. Meckler, the remaining independent, disinterested directors unanimously determined that the transactions contemplated by the Asset Purchase Agreement, including the sale of the Business, are fair to, and in the best interests of, the stockholders of Mediabistro. Mr. Meckler notified the independent, disinterested directors that had he voted, he would have voted to adopt and approve the Asset Purchase Agreement.

Voting Agreement

In connection with the Asset Purchase Agreement, Alan M. Meckler, our Chairman of the Board, Chief Executive Officer and largest stockholder, entered into a voting agreement with PGM-MB, dated as of May 28, 2014, which is attached hereto as Annex B, pursuant to which he agreed to vote his shares of Mediabistro common stock for the approval of the Proposal to Sell the Business. See “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Terms of the Voting Agreement.”

Noncompetition Agreement

In connection with the closing of the transactions contemplated by the Asset Purchase Agreement, Alan M. Meckler will be required to deliver to PGM-MB a noncompetition agreement pursuant to which, for a period of three years, he will agree not to compete with the Business or solicit the employees of the Business who are transferred to PGM-MB at the closing.

The Meckler Loans

We, along with our wholly owned subsidiaries, Mediabistro.com Subsidiary Inc. (“MB Subsidiary”) and Inside Network, have borrowed money from Mr. Meckler through a series of transactions which are described in more detail under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.” On November 14, 2013, we issued to Mr. Meckler a warrant for 301,124 shares of the Company’s common stock in order to induce Mr. Meckler to enter into a Second Amended and Restated Promissory Note (the “2nd Restated Note”). Mr. Meckler’s loan is secured by a security interest in the assets of the Company, which Mr. Meckler has agreed to release in respect of the assets being sold to Prometheus.

On April 25, 2014, the Company entered into a Note Modification Agreement with Mr. Meckler that increased the outstanding principal amount of the Restated Note to $9.1 million. Then on May 19, 2014, the Company entered into a Second Note Modification Agreement that increased the outstanding principal amount of the 2nd Restated Note to $9.4 million. Additionally, Mr. Meckler agreed to loan the Company up to an additional aggregate principal amount of $400,000 in one or more advances.

In the event of a change of control, Mr. Meckler may elect to make the remaining principal balance and all accrued and unpaid interest due and payable concurrently with the closing of the change of control event. The sale of the Business contemplated by the Asset Purchase Agreement constitutes a change of control event, but Mr. Meckler has agreed to waive his right to elect to make the remaining principal balance and all accrued and unpaid interest due and payable concurrently with the closing and has also agreed to release his lien on the Acquired Assets (as defined below) as required pursuant to the terms of the Asset Purchase Agreement.

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We intend to use proceeds from the sale of the Business to pay down a portion of this indebtedness. Our Independent Directors will determine the exact amount of such repayment from the transaction proceeds that remain after funding of the escrow account, payment by us of all transaction fees and expenses, and the retention of at least $2.5 million for working capital purposes.

Mediabistro Inc. 2008 Stock Incentive Plan

The Mediabistro Inc. 2008 Stock Incentive Plan, or the “stock incentive plan,” provides for accelerated vesting of all outstanding options, restricted stock and other awards upon the occurrence of a “change in control” of the Company. A “change in control” of the Company will be deemed to have occurred upon the consummation of the transactions contemplated by the Asset Purchase Agreement. As a result, all outstanding options, restricted stock and other awards granted pursuant to the stock incentive plan held by the Company’s directors and executive officers will immediately vest upon the sale of the Business.

The following table sets forth, as of May 31, 2014, information with respect to the outstanding options of the Company beneficially owned by each director of the Company, each nominee for director, and the chief executive officer (who is also a director). Each of these unvested options will vest fully upon the closing of the sale of the Business.

Name	Options Outstanding	Vested	Unvested	Weighted Average Price of Unvested Shares
Wayne Martino	9,987	5,192	4,795	$3.33
John Patrick	28,072	21,834	6,238	$3.44
William Shutzer	18,558	13,713	4,795	$3.33
Alan Meckler	301,432	260,479	40,953	$3.59

Terms of the Asset Purchase Agreement

The following summary describes material provisions of the Asset Purchase Agreement. This summary does not purport to be complete, and the rights and obligations of the parties are governed by the express terms of the Asset Purchase Agreement and not by this summary or any other information contained in this proxy statement. This summary of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate into this proxy statement by reference.

The description of the Asset Purchase Agreement in this proxy statement has been included to provide you with information regarding the Asset Purchase Agreement’s terms and conditions and is not intended to provide any other factual information about us or PGM-MB.

The Purchase and Sale of the Business

At the closing, and upon the terms and conditions set forth in the Asset Purchase Agreement, we will sell the Business. The Business consists of substantially all of the assets, properties, rights and interests of the Company and our subsidiaries used in or related to the Business as of the closing date (including assets we acquire after the date of the Asset Purchase Agreement) other than those retained assets that are specifically excluded from the sale to PGM-MB (the “Acquired Assets”).

The assets specifically excluded from the sale are, among others:

•	our rights arising out of the Asset Purchase Agreement and the related ancillary agreements;

•	all of our cash and cash equivalents at the time of closing, except for insurance proceeds or rights to insurance proceeds under any of our insurance policies with respect to the Acquired Assets or assumed liabilities, and all bank accounts;

•	our insurance contracts and policies, as well as the insurance contracts and policies of our subsidiaries;

•	employee plans and assets related to any employee plan;

•	assets related to our corporate existence, such as our organizational documents, as well as the assets related to the corporate existence of our subsidiaries;

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•	our assets exclusively related or used in the Retained Businesses;

•	our equity interests in the Company and our subsidiaries;

•	the lease agreements for our New York, NY and Norwalk, CT offices (assuming the nonrenewal of the lease for the Norwalk, CT office);

•	all accounts receivable for money due to us or our subsidiaries arising out of the sale of goods or materials or the rendering of services prior to the closing;

•	our interest in the asset purchase agreement dated as of August 7, 2009, by and between the Company and Quinstreet, Inc.; and

•	any other assets specifically excluded by the Asset Purchase Agreement or the disclosure schedules to the Asset Purchase Agreement.

At the closing, PGM-MB will assume the following liabilities from us:

•	all liabilities arising under or related to the contracts assumed pursuant to the Asset Purchase Agreement and included in the Acquired Assets from and after the closing, including all deferred revenue, prepaid subscriptions and other similar liabilities associated with such contracts or the Business;

•	all liabilities, including without limitation tax liabilities, arising after the closing date to the extent arising out of or related to PGM-MB’s ownership or operation of the Business or PGM-MB’s use or ownership of the Acquired Assets;

•	all liabilities related to the transferred employees, only to the extent arising following the closing date;

•	taxes arising as a result of the transactions that are the responsibility of PGM-MB pursuant to the Asset Purchase Agreement or any of ancillary agreements thereto;

•	any other liabilities specifically identified in the Asset Purchase Agreement or the disclosure schedules to the Asset Purchase Agreement.

We will retain, and PGM-MB will not assume or be responsible or liable for, the Company liabilities other than those assumed by PGM-MB pursuant to the Asset Purchase Agreement.

Closing

The sale and purchase of the Business is scheduled to take place at a closing to be held at the offices of PGM-MB’s counsel, Jenner & Block LLP, 919 Third Avenue, New York, New York, within three business days following the satisfaction or waiver of the conditions to closing set forth in the Asset Purchase Agreement or at such other place and time as the parties both agree in writing. The closing will be effective as of 11:59 p.m., Eastern Time, on the date of the closing.

Purchase Price

The aggregate purchase price for the sale of the Business is $8.0 million. If the sale of the Business pursuant to the Asset Purchase Agreement is completed at the closing, PGM-MB will pay to us in immediately available funds an amount equal to (i) $8.0 million minus (ii) the Escrow Amount. The Escrow Amount is $1.5 million less the amount by which any covered buyer expenses (as defined in the Asset Purchase Agreement) incurred as of the closing date exceed, in the aggregate, $100,000, and such amount will be deposited into an escrow account at the closing and used to create an escrow fund that will be established to secure our indemnification obligations to PGM-MB under the Asset Purchase Agreement. After six months, the escrow fund will be reduced to $1.0 million, assuming no pending claims, with any escrowed amounts in excess of $1.0 million to be paid to us at that time. PGM-MB may make indemnification claims against the escrow fund until the first anniversary of the closing of the sale of the Business, at which time any escrow amounts remaining in the escrow fund, and not subject to a pending claim, will be distributed to us. PGM-MB will also assume certain of our liabilities, expected to total approximately $875,000 as of the closing, and other obligations that relate to the Business.

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Representations and Warranties

The Asset Purchase Agreement contains representations and warranties made by us to PGM-MB and representations and warranties made by PGM-MB and Prometheus Global Media to us as of specific dates. Those representations and warranties were made solely for the purpose of allocating contractual risk between the parties, and not for establishing matters of fact. The use and meaning of the term “material” in the representations and warranties might be different from the use and meaning of that term under the securities laws. In addition, information concerning the subject matter of the representations and warranties contained in the Asset Purchase Agreement might have changed since the date of the Asset Purchase Agreement. Accordingly, the Asset Purchase Agreement is described in, and included as an annex to, this proxy statement only to provide you with information regarding its terms and conditions and not to provide any factual information regarding the Company, PGM-MB or their respective businesses. The representations and warranties in the Asset Purchase Agreement and the descriptions of them in this proxy statement should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and documents we have filed with SEC.

Definitions of Knowledge and Material Adverse Effect

We make various representations and warranties to PGM-MB in the Asset Purchase Agreement that are qualified by “materiality,” “knowledge” or “material adverse effect” standards. The Asset Purchase Agreement provides that “knowledge” with respect to the Company means any fact, matter or circumstance of which specified Company employees had actual knowledge after due inquiry.

For purposes of the Asset Purchase Agreement, material adverse effect means any circumstance, change, event, development or effect that is, individually or in the aggregate, material and adverse to (i) the Business, the Acquired Assets, or the Business’ liabilities, operations or financial performance or (ii) our ability to consummate the transactions contemplated by the Asset Purchase Agreement. The following items do not constitute, and may not be taken into account in determining whether there has been, a material adverse effect:

•	changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates;

•	changes after the date of the Asset Purchase Agreement in any applicable legal requirement or in generally accepted accounting principles, or GAAP;

•	changes resulting from the announcement or pendency of the Asset Purchase Agreement or the transactions contemplated thereby, including the impact of the agreement and the transactions on relationships, contractual or otherwise, with customers, suppliers, vendors or employees;

•	acts of war, armed hostilities, sabotage or terrorism occurring after the date of the Asset Purchase Agreement, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism threatened or underway as of the date of the agreement;

•	acts of God such as lightning, earthquakes, floods, storms, hurricanes, freezes, cyclones, tidal waves, tornadoes, unusual weather conditions, epidemics or plagues;

•	any failure by us to meet any internal or external projections, forecasts or estimates of revenues or earnings, in and of itself, for any period ending on or after the date of the agreement; provided, however, that these exceptions do not apply to facts and circumstances underlying any such failure;

•	any action or omission of a required action by PGM-MB or its affiliates;

•	changes after the date of the agreement in the industry in which the Business is operated; or

•	any action taken by us or our affiliates at the request or with the consent of PGM-MB.

Changes in the economy, legal requirements or GAAP, acts of war and acts of God, or changes in the industry in which the Business is operated could, however, be a material adverse effect if the Business is disproportionately affected by the change relative to other businesses in the industry in which we are engaged. Any material adverse effect solely and exclusively on any business or division of the Company other than the Business may not be taken into account in determining whether a material adverse effect exists.

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Our Representations and Warranties

Our representations and warranties in the Asset Purchase Agreement relate to, among other things:

•	our subsidiaries’ and our due organization, valid existence, good standing, power and qualification to conduct the Business;

•	our subsidiaries’ and our corporate power and authority and due authorization to enter into the Asset Purchase Agreement;

•	the enforceability of the Asset Purchase Agreement upon our execution and delivery of the agreement;

•	the absence of: conflicts with our organizational documents and the organizational documents of our subsidiaries, adverse effects on existing contracts, violations of applicable law, or notice, authorization or consent requirements as a result of entering into the Asset Purchase Agreement and consummating the transactions contemplated by the Asset Purchase Agreement;

•	the absence of the creation or imposition of liens on any of the Acquired Assets

•	our SEC reports, financial statements, disclosure controls and internal controls;

•	the absence of undisclosed liabilities of the Company or our subsidiaries;

•	our leased real property relating to the Business;

•	material contracts relating to the Business;

•	books and records maintained in connection with the Business;

•	equipment, tools, goods, furnishings, fixtures, office equipment, production and other supplies and spare and repair parts, stores and other tangible personal property which is used or held for use in the Business;

•	our title to the assets used in the Business, free and clear of all liens except certain permitted liens;

•	sufficiency of the assets included in the Business;

•	the absence of judgments, orders, decrees, claims, actions, suits, proceedings or investigations related to the Business, affiliates of the Company, and the directors, officers, agents or employees of the Company;

•	the absence of legal, administrative or governmental proceedings seeking to enjoin the transactions contemplated by the Asset Purchase Agreement;

•	our licenses, franchises, permits, approvals and similar authorizations, and any waivers of the foregoing, that are material to the Business and issued by or obtained from any governmental authority;

•	environmental matters relating to the Business, leased real property and Acquired Assets;

•	our intellectual property and privacy policies relating to the Business;

•	our major customers relating to the Business;

•	our major suppliers relating to the Business;

•	tax matters relating to the Business and the Acquired Assets;

•	employee benefit plans and compensation relating to the Business;

•	employee and labor matters relating to the Business;

•	compliance with legal requirements to which the Business is subject;

•	the absence of any brokers or finders retained by us for the transaction;

•	insurance matters relating to the Business;.

•	the absence of certain changes to the Business since December 31, 2013;

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•	the absence of agreements with affiliates of the Company which relate to the Business or the ownership of the Acquired Assets, other than those disclosed in the disclosure schedules to the Asset Purchase Agreement;

•	the absence of material misstatements in this proxy statement or in any other document filed with the SEC by the Company in connection with the transactions contemplated by the Asset Purchase Agreement;

•	the opinion of our financial advisor;

•	our solvency, ability to pay of our debts as they become due and ability to continue our business immediately after giving effect to the transactions contemplated by the Asset Purchase Agreement; and

•	the accuracy of the representations and warranties with respect to our subsidiaries.

PGM-MB’s Representations and Warranties

PGM-MB’s representations and warranties in the Asset Purchase Agreement relate to, among other things:

•	its due organization, valid existence and good standing;

•	its limited liability company power and authority and due authorization to enter into the Asset Purchase Agreement;

•	the absence of conflicts with organizational documents, violations of applicable law or notice, authorization or consent requirements of PGM-MB as a result of entering into the Asset Purchase Agreement and consummating the transactions contemplated by the Asset Purchase Agreement;

•	the absence of legal, administrative or governmental proceedings seeking to enjoin the transactions contemplated by the Asset Purchase Agreement;

•	the absence of any brokers or finders retained by it for the transaction; and

•	the availability, as of the closing, of immediately available funds to pay, in cash, the purchase price payments and all other amounts payable pursuant to the Asset Purchase Agreement or otherwise necessary to consummate the transactions pursuant to the Asset Purchase Agreement.

Prometheus Global Media’s Representations and Warranties

Prometheus Global Media’s representations and warranties in the Asset Purchase Agreement relate to, among other things:

•	its due organization, valid existence and good standing;

•	its limited liability company power and authority and due authorization to enter into the Asset Purchase Agreement;

•	the absence of conflicts with organizational documents, violations of applicable law or notice, authorization or consent requirements of PGM-MB as a result of entering into the Asset Purchase Agreement and consummating the transactions contemplated by the Asset Purchase Agreement;

•	as of the date of the Asset Purchase Agreement, the availability of immediately available funds to guarantee, in cash, the payment of the purchase price by PGM-MB; and

•	its preparation of its unaudited balance sheet as of April 30, 2014, in accordance with GAAP applied on a consistent basis throughout the period indicated and fairly presenting in all material respects its assets and liabilities as of April 30, 2014.

Conditions to Closing

Conditions to Each Party’s Obligations

The obligations of the parties to consummate the transactions contemplated by the Asset Purchase Agreement are subject to the satisfaction or waiver, as of the closing date, of the following conditions:

•	the approval of our stockholders; and

•	no litigation, action, suit, investigation, claim or proceeding brought by or on behalf of any person or governmental authority challenging the legality of, or seeking to restrain, prohibit, materially modify or rescind, the transactions shall have been instituted and not settled or otherwise terminated.

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Conditions to Our Obligations

Our obligation to consummate the transactions contemplated by the Asset Purchase Agreement are further subject to the satisfaction or waiver, as of the closing date, of the following conditions:

•	all of the representations and warranties of PGM-MB contained in the Asset Purchase Agreement shall be true and correct in all respects as of the date of the Asset Purchase Agreement and as of the closing date as though made on the closing date, except to the extent such representations and warranties are expressly made only as of an earlier date, in which case as of such earlier date;

•	PGM-MB shall have performed or complied in all material respects with each of the covenants, agreements and obligations required by the Asset Purchase Agreement to be performed or complied with on or prior to the closing date;

•	PGM-MB shall have delivered a certificate dated as of the closing date and executed by an officer of PGM-MB as to the accuracy of the representations and warranties and compliance with the covenants, agreements and obligations of PGM-MB required by the Asset Purchase Agreement as of the closing date; and

•	PGM-MB shall have delivered all agreements and other deliveries required to be delivered by PGM-MB in accordance with the Asset Purchase Agreement, including all ancillary agreements to which PGM-MB is a party, delivery of the closing payment to the Company and delivery of the escrow agreement to the escrow agent.

Conditions to PGM-MB’s Obligations

PGM-MB’s obligation to consummate the transactions contemplated by the Asset Purchase Agreement are further subject to the satisfaction or waiver, as of the closing date, of the following conditions:

•	all of our representations and warranties contained in the Asset Purchase Agreement shall be true and correct in all material respects as of the date of the Asset Purchase Agreement and as of the closing date except (1) to the extent such representations and warranties are expressly made only as of an earlier date, in which case they shall be true and correct in all respects as of such earlier date or (2) where the failure of such representations and warranties to be so true and correct has not had, or would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

•	our performance or compliance, in all material respects, with each of the covenants, agreements and obligations required by the Asset Purchase Agreement to be performed or complied with by us on or before the closing;

•	since the date of the Asset Purchase Agreement no material adverse event shall have occurred;

•	our delivery of a certificate dated as of the closing date and executed by an officer of the Company, as to our receipt of stockholder approval, the absence of a material adverse effect, the accuracy of our representations and warranties, and compliance with our covenants, agreements and obligations required by the Asset Purchase Agreement as of the closing date;

•	our delivery of all agreements and other deliveries required to be delivered by us in accordance with the Asset Purchase Agreement, including all ancillary agreements to which we are a party;

•	all of the closing consents will have been obtained; and

•	we shall have taken such actions as may be necessary to secure the release as of the closing of any and all liens (other than permitted liens) including any guarantees relating to or otherwise affecting the Acquired Assets.

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Covenants of the Parties

Conduct of Business Prior to Closing

We agreed that between the date of the Asset Purchase Agreement and the closing date we will:

•	conduct the Business and operate the Acquired Assets in the ordinary course of business;

•	refrain from materially reducing the price of offerings, including our job packs;

•	maintain the tangible Acquired Assets in good operating condition and repair, ordinary wear and tear excepted;

•	use commercially reasonable efforts consistent with past practices to protect our intellectual property rights;

•	use commercially reasonable efforts to preserve the goodwill associated with the Business;

•	use commercially reasonable efforts to preserve our beneficial relationships with agents, employees, distributors, lessors, suppliers and customers;

•	continue normal maintenance, marketing, advertising, distributional and promotional expenditures in connection with the Business in the ordinary course of business and in accordance with commercially reasonable practices;

•	refrain from engaging in any practice, taking or failing to take any commercially reasonable action, or entering into any transaction that would cause our non-compliance with any legal requirements to which the Business is subject;

•	except upon the prior written consent of PGM-MB, refrain from engaging in any practice, taking or failing to take any commercially reasonable action, or entering into any transaction that would cause any of our representations and warranties in the Asset Purchase Agreement to be materially breached or to become materially untrue (except where such representations or warranties in the Asset Purchase Agreement are qualified by “materiality,” “Material Adverse Effect” or similar qualification, in which case we will refrain from engaging in any practice, taking or failing to take any commercially reasonable action, or entering into any transaction that would cause any of our representations and warranties in the Asset Purchase Agreement to be breached or to become untrue); and

•	refrain from issuing, selling, pledging, disposing of, granting, transferring, or encumbering any shares of our capital stock or other rights or securities convertible into shares of our capital stock, or authorizing, among others, any of the foregoing transactions.

Notwithstanding our covenants listed above, nothing contained in the Asset Purchase Agreement will give PGM-MB, directly or indirectly, the right to control or direct our operations prior to the closing date.

Restriction on Solicitation of Other Offers (Acquisition Proposals)

We agreed not to solicit or initiate any discussions or negotiations with any person with respect to an “acquisition proposal”. Accordingly, subject to specified exceptions, we may not, nor may we permit or authorize any of our representatives to:

•	initiate, solicit, knowingly take any action to facilitate or knowingly encourage any inquiries with respect to, or the making of, any acquisition proposal;

•	engage in any negotiations or discussions with, furnish any information or data to or enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement with any party relating to any acquisition proposal;

•	grant any waiver or release under any standstill or similar agreement with respect to acquisitions of any of the Acquired Assets by any party other than PGM-MB; or

•	propose publicly or agree to do any of the foregoing related to any acquisition proposal.

The Company may engage in discussions or negotiations with, or furnish information or data to, any party that submits an unsolicited written acquisition proposal prior to the date we receive stockholder approval of the transactions contemplated by the Asset Purchase Agreement and the ancillary agreements thereto, but only if (i) our Board of Directors determines in good faith that such acquisition proposal constitutes, or is reasonably likely to result in, a superior acquisition proposal, (ii) our Board of Directors determines in good faith that the failure to take such action would be reasonably likely to result in the breach of the fiduciary duties of the Board of Directors under applicable law, (iii) the Company receives an executed confidentiality agreement from the party submitting the acquisition proposal prior to providing any material, non-public information regarding the Company and (iv) we promptly, and in any event by 5:00 p.m. New York time, on the second business day after the day on which we become aware of the same, provide PMG-MB with notice of such determination by our Board of Directors.

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If our Board of Directors receives a superior acquisition proposal during the applicable period, it may withdraw or modify, in a manner adverse to PGM-MB, its recommendation to our stockholders if our board determines in good faith that the failure to take such action would be reasonably likely to constitute a breach of its fiduciary duties under applicable law. In response to such superior acquisition proposal and within prescribed time limits, our Board of Directors shall provide PGM-MB with at least three business days prior written notice of its determination to change its recommendation to our stockholders, and such notice must include a description of the reasons for any change in recommendation and a copy of the most recent version of the agreement relating to the superior acquisition proposal. If requested by PGM-MB after its receipt of such notice, during the three business day period, we shall engage in reasonable, good-faith negotiations with PGM-MB regarding any modifications to the terms and conditions of the Asset Purchase Agreement proposed by PGM-MB. If PGM-MB proposes any modifications in the form of a binding written offer to modify the terms and conditions of the Asset Purchase Agreement prior to the expiration of the three-business day period, our Board of Directors may not change its recommendation or terminate the Asset Purchase Agreement until it determines in good faith that the acquisition proposal continues to constitute a superior acquisition proposal, after taking into account any changes in the terms and conditions of the Asset Purchase Agreement.

For the purposes of complying with the Asset Purchase Agreement with respect to an acquisition proposal from any party other than PGM-MB or any change in our board’s recommendation to our stockholders, our board will only be deemed to act in good faith if it acts (i) by majority vote of the directors in a duly called meeting at which a quorum is present and (ii) after consultation with its outside legal and financial advisors.

The Asset Purchase Agreement defines “acquisition proposal” as any bona fide written proposal, whether pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, licensing transaction, tender or exchange offer or similar transaction involving the Company, to acquire beneficial ownership of:

•	all or a material portion of the assets of the Company; or

•	any material equity interest in the Company.

For purposes of the definition of acquisition proposal, material portion of the assets of, or material equity interest in, the Company means greater than 20% of the assets of, or equity interest in, the Company.

The Asset Purchase Agreement defines “superior acquisition proposal” as an unsolicited acquisition proposal that provides for the acquisition of a material equity interest in, or a material portion of the assets of, our Company and is:

•	on terms which our Board of Directors determines in good faith (including after consulting with its outside legal and financial advisors) to be superior to our stockholders from a financial point of view than the transactions provided for in the Asset Purchase Agreement; and

•	in the good faith judgment of our Board of Directors, reasonably likely to be consummated on its terms, taking into account all legal, financial, regulatory and other aspects of the proposal.

Stockholder Approval

We agreed to hold a stockholders’ meeting as promptly as reasonably practicable following the execution of the Asset Purchase Agreement and the mailing of the related proxy statement for purposes of considering and voting upon the adoption of the Asset Purchase Agreement.

Other Agreements

The Asset Purchase Agreement contains other agreements relating to, among other things:

•	the filing of this proxy statement with the SEC (and cooperation between the Company and PGM-MB in the preparation of this proxy statement and in response to any comments from the SEC with respect to such statement);

•	PGM-MB’s access to our agents and representatives, properties, facilities, offices, assets, personnel, books, records, data and other information;

•	confidentiality;

•	our and our subsidiaries’ agreement not to engage, whether directly or indirectly, in any business anywhere in the world that competes with the Business as it is conducted immediately prior to the closing date, for a period of five years from the closing date;

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•	our non-solicitation of any of the transferred employees, or any independent contractor or consultant of the Business whose contract was included in the Acquired Assets, for a period of five years from the closing date;

•	PGM-MB’s and Prometheus Global Media’s non-solicitation of any of our employees, persons employed by us in the six months prior to his or her solicitation or hiring or any of our independent contractors or consultants other than those whose contracts are included in the Acquired Assets;

•	our non-disparagement of the Business, PGM-MB or its affiliates from and after the closing;

•	PGM-MB’s and Prometheus Global Media’s non-disparagement of our Retained Businesses, our Company, or our affiliates from and after the closing;

•	the making of offers of employment to specified employees by PGM-MB in connection with the sale of assets;

•	participation in employee benefits plans by transferred employees;

•	tax matters, including our obligation to pay a portion of any taxes generated by the sale of assets, proration of personal property taxes, cooperation on tax matters, retention of tax records, allocation of purchase price and unbilled transactional taxes;

•	the use of commercially reasonable efforts to provide all required notices to third parties and obtain all consents, approvals and authorizations specified in the Asset Purchase Agreement;

•	the parties’ support of each other during any litigation related to the Business;

•	our name change;

•	our initial debt repayment from the sale proceeds; and

•	the use of commercially reasonable efforts to renew our Norwalk lease and assist with the assignment of the lease from the Company to PGM-MB.

Indemnification

Survival of Representations and Warranties

All of our representations and warranties survive through the 18-month period following the closing date, except that (i) representations and warranties related to intellectual property shall survive through the 36-month period following the closing date, (ii) representations and warranties related to tax and compliance with laws survive until 30-days after the expiration of the applicable statute of limitations for the matters covered and (iii) representations and warranties related to corporate organization and standing, authorization to execute the Asset Purchase Agreement and the ancillary agreements, absence of conflicts or violations due to the execution of the Asset Purchase Agreement, absence of undisclosed liabilities, valid and marketable title to all items of owned Acquired Assets, brokers or finders, agreements with affiliates, information in the proxy statement, the opinion of the financial advisor, and the accuracy of the representations and warranties with respect to the subsidiaries of Mediabistro survive forever. The representations and warranties identified above in clauses (ii) and (iii) are “fundamental representations” under the terms of the Asset Purchase Agreement.

The representations and warranties of PGM-MB related to corporate organization and standing, authorization to execute the Asset Purchase Agreement and the ancillary agreements, absence of conflicts or violations due to the execution of the Asset Purchase Agreement, and brokers or finders survive forever.

Indemnification

We agreed to indemnify PGM-MB, its affiliates and their representatives, officers, directors, attorneys, accountants, representatives and agents for all losses, liabilities, taxes, damages (including punitive damages solely to the extent such punitive damages are actually recovered by a third party), costs, interest, awards, judgments, penalties and expenses, including reasonable attorneys’ and accountants’ fees and expenses, that PGM-MB suffers, sustains or incurs and that result from, arise out of, relate to, or are caused by, any of the following:

•	any breach or inaccuracy of any of our representations or warranties contained in the Asset Purchase Agreement;

•	our failure to perform or comply with any covenant or agreement contained in the Asset Purchase Agreement;

•	our ownership or operation of the retained assets;

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•	the retained liabilities;

•	any third-party claim related to the foregoing that would entitle PGM-MB to recover under the indemnification provisions of the Asset Purchase Agreement;

•	certain other costs and expenses incurred by PGM-MB in connection with the closing of the transactions; and

•	any fraud committed by or on behalf of us related to the Asset Purchase Agreement or any ancillary agreement thereto.

Similarly, PGM-MB shall indemnify us, our affiliates affiliates and their respective representatives, officers, directors, attorneys, accountants, representatives and agents for all losses, liabilities, taxes, damages, costs, interest, awards, judgments, penalties and expenses, including reasonable attorney and accountants’ fees and expenses, that we may suffer, sustain or incur and that result from, arise out of, relate to, or are caused by, any of the following:

•	any breach or inaccuracy of any of the representations or warranties of PGM-MB contained in the Asset Purchase Agreement;

•	any failure by PGM-MB to perform or comply with any covenant or agreement contained in the Asset Purchase Agreement;

•	any assumed liability;

•	the conduct of the Business after the closing; and

•	any fraud committed by or on behalf of PGM-MB related to the Asset Purchase Agreement or any ancillary agreement thereto.

Limits on Indemnification

In the absence of a showing of fraud by or on behalf of us, we are not liable for any claim for indemnification for our breach of a representation or warranty (other than for a breach of a fundamental representation) unless and until one or more claims for monetary damages resulting from our breach of a representation or warranty result in an aggregate amount of indemnifiable losses that equals or exceeds $75,000, after which we are liable for the amount of such loss in excess of the $75,000 deductible amount.

The maximum aggregate amount of monetary damages for indemnifiable losses arising out of or resulting from breaches of representations or warranties (other than a breach of a fundamental representation) which PGM-MB may recover from us is $2,000,000. The maximum aggregate amount of monetary damages for indemnifiable damages resulting from breaches of any of the fundamental representations or warranties, or any failure by us to perform or comply with any covenant or agreement contained in the Asset Purchase Agreement, is $8,000,000. All amounts owed to PGM-MB shall be first paid through distributions from the then remaining balance of the escrow fund in accordance with the Asset Purchase Agreement and the escrow agreement. Following the termination or exhaustion of the escrow fund, indemnifiable losses owed to PGM-MB shall be paid by us in accordance with the Asset Purchase Agreement.

The limitations on damages do not apply to losses resulting from or arising out of: (i) our ownership or operation of the retained assets, (ii) the retained liabilities, (iii) certain other costs and expenses incurred by PGM-MB in connection with the closing of the transactions and (iv) any acts of fraud committed by or on behalf of us related to the Asset Purchase Agreement or any ancillary agreement thereto.

38

Additional Provisions Related to Indemnification

Except as otherwise provided in the Asset Purchase Agreement, the indemnification provisions set forth in the Asset Purchase Agreement are the sole and exclusive remedies of the parties with respect to any breach of the representations and warranties in the Asset Purchase Agreement and for any failure by either party to perform or comply with any covenants or agreements in the Asset Purchase Agreement. However, if any of the provisions of the Asset Purchase Agreement are not performed in accordance with their terms or are otherwise breached, the parties are entitled to specific performance of the terms of the Asset Purchase Agreement in addition to any other remedy at law or equity. Any indemnifiable loss will be reduced by any insurance proceeds or other third party recovery received by the indemnified party. Any indemnified party will act in good faith and in a commercially reasonable manner to mitigate any indemnifiable losses it suffers. In the event of an indemnification payment by us under the Asset Purchase Agreement, we shall be subrogated to the extent of such payment to all of the rights of recovery of PGM-MB and its affiliates, and their respective officers, directors, attorneys, accountants, representatives and agents.

Expenses

Except as otherwise provided in the Asset Purchase Agreement, each of the respective parties agreed to pay all costs and expenses that it incurred on its own behalf in connection with the Asset Purchase Agreement and the transactions contemplated by the Asset Purchase Agreement, including fees and expenses of each party’s respective financial consultants, accountants and legal counsel. Additionally, we agreed to pay specified expenses of PGM-MB that exceed $100,000 during the period from the date of the Asset Purchase Agreement through the six-month period following the closing date, as well as the expenses we incur in connection with preparing, printing and distributing this proxy statement.

Termination Rights

Termination

The Asset Purchase Agreement may be terminated at any time prior to the closing date by mutual consent of both parties. Either party may terminate the agreement if:

•	the closing does not occur on or before November 1, 2014, but the right to terminate the Asset Purchase Agreement is not available to any party whose failure to fulfill any obligation under the Asset Purchase Agreement is the cause of, or results in, the failure of the closing to occur on or prior to that date;

•	the consummation of the transactions would violate any non-appealable final order, decree ruling or judgment of any court or governmental authority having competent jurisdiction; or

•	our stockholder approval shall not have been obtained at our stockholders’ meeting or any postponement or adjournment thereof.

PGM-MB may terminate the Asset Purchase Agreement if:

•	we breach any of our representations, warranties or obligations and the breach would cause PGM-MB’s closing conditions relating to the accuracy of our representations or covenants and agreements not to be satisfied by the closing date and the breach is not cured within 20 business days of our receipt of written notice of the breach (provided that the right to terminate the Asset Purchase Agreement shall not be available to PGM-MB if at that time it is in material breach of the Asset Purchase Agreement or if such breach has not had, or would not reasonably expected to have, individually or in the aggregate, a material adverse effect);

•	our Board of Directors withdraws or modifies its recommendation in any manner adverse to PGM-MB or resolves to do so;

•	our Board of Directors (1) recommends, endorses, accepts or agrees to an acquisition proposal or resolves to do so, or (2) does not send to our stockholders within 10 business days after the commencement of any tender or exchange offer or solicitation made in connection with any acquisition proposal, a statement recommending rejection of such offer or solicitation; or

•	since the date of the Asset Purchase Agreement any event has occurred or failed to occur, the result of which constitutes a material adverse effect.

We may terminate the Asset Purchase Agreement if:

•	PGM-MB breaches any of its representations, warranties or obligations under the Asset Purchase Agreement and the breach would cause our closing conditions relating to the accuracy of PGM-MB’s representations or covenants and agreements not to be satisfied by the closing date and is not cured within 20 business days of receipt by PGM-MB of written notice of such breach; or

•	at any time prior to our receipt of stockholder approval, we concurrently enter into a definitive agreement providing for a superior acquisition proposal. Prior to or concurrently with such action by us, we must pay or cause to be paid the termination fee to PGM-MB in accordance with the Asset Purchase Agreement.

39

Termination Fee and Expense Reimbursement

The Company must pay a termination fee of $80,000 to PGM-MB and reimburse PGM-MB’s reasonable transaction expenses up to $320,000 if:

•	PGM-MB terminates the Asset Purchase Agreement because our Board of Directors withdraws or modifies its recommendation, or resolves to do so, in any manner adverse to PGM-MB;

•	PGM-MB terminates the Asset Purchase Agreement because our Board of Directors (1) recommends, endorses, accepts or agrees to an acquisition proposal or resolves to do so, or (2) does not send to holders of shares of our outstanding equity stock within 10 business days after the commencement of any tender or exchange offer or solicitation made in connection with any acquisition proposal, a statement recommending rejection of such offer or solicitation; or

•	we terminate the Asset Purchase Agreement because our Board of Directors enters into a definitive agreement providing for a superior acquisition proposal.

Additionally, we must pay the termination fee and reimburse PGM-MB’s transaction expenses if the following circumstances occur:

•	either (1) PGM-MB terminates the Asset Purchase Agreement because we breached any of our representations, warranties or obligations and such breach (A) would cause PGM-MB’s closing conditions relating to the accuracy of our representations and warranties or covenants and agreements not to be satisfied by the closing date and (B) is not cured within 20 business days of our receipt of written notice of such breach (provided that the right to terminate the Asset Purchase Agreement shall not be available to PGM-MB if it is at that time in material breach of the Asset Purchase Agreement or if such breach has not had, or would not reasonably be expected to have, individually or in the aggregate, a material adverse effect), or (2) PGM-MB or the Company terminates the Asset Purchase Agreement because the consummation of the transactions would violate any non-appealable final order, decree ruling or judgment of any court or governmental authority having competent jurisdiction, or because our stockholder approval was not obtained at our stockholders’ meeting or any postponement or adjournment thereof;

•	prior to the time of such termination there has been an acquisition proposal with respect to the Company; and

•	within twelve months after such termination of the Asset Purchase Agreement, either (1) we enter into a definitive agreement with respect to an acquisition proposal or (2) an acquisition proposal is consummated.

The Company shall reimburse PGM-MB’s transaction expenses if (i) either party terminates the Asset Purchase Agreement because our stockholder approval was not obtained at our stockholders’ meeting or any postponement or adjournment thereof and (ii) no acquisition proposal was made prior to such termination.

Specific Performance

Subject to the terms of the Asset Purchase Agreement, the parties agree that irreparable damage may occur in the event that any of the provisions of the Asset Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agreed that each, without any requirement to post a bond or other security, shall be entitled to an injunction or injunctions to prevent breaches of the Asset Purchase Agreement by the other party and to enforce specifically the terms and provisions of the Asset Purchase Agreement in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, this being in addition to any other remedy to which they may be entitled at law or in equity.

Guarantee of Prometheus Global Media, LLC

Under the terms of the Asset Purchase Agreement, Prometheus Global Media, LLC, the parent holding company of PGM-MB, irrevocably guaranteed (i) prior to and at the closing, the full and punctual payment and performance of all obligations of PGM-MB (or any transferee of PGM-MB) set forth in the Asset Purchase Agreement, including without limitation the payment by PGM-MB of the purchase price, (ii) from and after the closing, PGM-MB’s payment, performance or other discharge of the assumed liabilities, and (iii) PGM-MB’s payment of the amounts payable to us pursuant to the Transition Services Agreement to be entered as a condition to the closing.

40

Terms of the Voting Agreement

As an inducement to PGM-MB to enter into the Asset Purchase Agreement, Alan M. Meckler, our Chairman of the Board, Chief Executive Officer and largest stockholder, has entered into a voting agreement with PGM-MB, dated as of May 28, 2014, which is attached hereto as Annex B. As of May 29, 2014, Mr. Meckler had voting power over 2,259,771 shares, or approximately 37.3%, of the Company’s outstanding common stock. Pursuant to the terms of the voting agreement, Mr. Meckler has agreed to vote an aggregate of 37.3% of the Company’s outstanding common stock for the approval of the sale of the Business as contemplated by the Asset Purchase Agreement. See “ITEM 1: PROPOSAL TO SELL THE BUSINESS—Interests of Certain Persons in the Sale of the Business.” This summary of the voting agreement does not purport to be complete. All stockholders are urged to read the voting agreement in its entirety.

Mr. Meckler agreed, subject to his fiduciary duties as a director or officer of the Company:

•	except as noted below, to vote all of his shares, and to use reasonable efforts to cause any holder of record of shares of our common stock that he beneficially owns to vote (i) in favor of the Asset Purchase Agreement and the transactions contemplated by the Asset Purchase Agreement, at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof, (ii) against (A) any acquisition proposal (as such term is defined in the Asset Purchase Agreement), (B) any action, proposal, transaction or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company in the Asset Purchase Agreement or under the voting agreement, and (C) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the transactions contemplated by the Asset Purchase Agreement or the fulfillment of PGM-MB’s or our conditions under the Asset Purchase Agreement or change in any manner the voting rights of any class of shares of the Company;

•	to grant an irrevocable proxy to PGM-MB and any designee of PGM-MB to act as such stockholder’s attorney-in-fact and proxy, with full power of substitution to vote or execute consents for his shares with respect to the foregoing matters, to be terminated upon the earlier to occur of the date upon which the Asset Purchase Agreement is validly terminated or the date upon which the acquisition of the Business is consummated;

•	not to, directly or indirectly, (i) sell, offer, exchange, assign, pledge or otherwise dispose of or encumber his shares, or (ii) deposit his shares in a voting trust, grant any proxies with respect to the shares or enter into any arrangement with respect to the voting of the shares other than agreements entered into with PGM-MB;

•	that all shares of Company stock that he purchases, acquires the right to vote or otherwise acquires beneficial ownership of after the execution of the voting agreement shall be subject to the terms of the voting agreement;

•	to be bound by the non-solicitation provisions of the Asset Purchase Agreement to the same extent as the Company is so bound.

The voting agreement terminates upon the earlier to occur of (i) the closing of the transactions contemplated by the Asset Purchase Agreement or (ii) the date on which the Asset Purchase Agreement is terminated in accordance with its terms.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences from the sale of the Business to stockholders of the Company. This discussion does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Because stockholders of the Company are not selling or otherwise exchanging their stock in the Company in connection with the transaction and no proceeds from the sale of the Business will be distributed to stockholders of the Company, the sale of the Business should not result in any U.S. federal income tax consequences to stockholders of the Company.

Recommendation of Our Board of Directors

The Board of Directors UNANIMOUSLY recommends that you vote “FOR” Item 1, the proposal to Sell the business.

41

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Pro Forma Financial Statements

The following unaudited pro forma condensed consolidated financial information should be read in conjuction with the related notes and with Mediabistro’s historical condensed consolidated financial statements for the three months ended March 31, 2014 and 2013 and for the years ended December 31, 2013 and 2012, which can be found in Mediabistro’s quarterly report on Form 10-Q.

The unaudited pro forma condensed consolidated financial information is derived from Mediabistro’s historical consolidated financial statements, adjusted to reflect the sale of the Mediabistro.com business as if it occurred on March 31, 2014, with respect to the unaudited pro forma condensed consolidated balance sheet, and as of the first day of each period presented with respect to the unaudited proforma condensed consolidated statements of operations. In the opinion of management, these unaudited pro forma consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the sale of the Mediabistro.com business on Mediabistro’s historical condensed consolidated financial information.

The Unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is determined using available estimates made by Mediabistro’s management, based upon available information and assumptions that management believes are reasonable. The unaudited pro forma condensed consolidated financial information is not intended to be indicative of actual results of operations or financial position that would have been achieved had the transactions been consummated as of the beginning of each period indicated above, nor does it purport to indicate results that might be attained in the future. Actual amounts could differ materially from these estimates.

Historical Financial Statements

The following are unaudited condensed combined balance sheets of the Business, which we refer to in these financial statements as the Mediabistro.com business at March 31, 2014, December 31, 2013 and December 31, 2012, unaudited condensed combined statements of operations of the Mediabistro.com business for the three months ended March 31, 2014 and 2013 and for the years ended December 31, 2013 and 2012, and unaudited condensed combined statements of cashflows of the Mediabistro.com business for the three months ended March 31, 2014 and 2013 and for the years ended December 31, 2013 and 2012 and the notes thereto.

42

Mediabistro Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

March 31, 2014

(in thousands)

	Mediabistro Inc.	Mediabistro.com	Pro Forma	Mediabistro Inc.
	(Historical)	(Historical)	Adjustments	Proforma
ASSETS
Current assets:
Cash and cash equivalents	$746	$–	$6,200	$6,946
Accounts receivable, net of allowances	563	322	–	241
Prepaid expenses and other current assets	1,467	41	–	1,426
Assets of discontinued operations	–	–	322	322
Total current assets	2,776	363	6,522	8,935

Property and equipment, net	397	100	–	297
Intangible assets, net	1,800	1,064	–	736
Goodwill	6,633	1,927	–	4,706
Investments and other assets	630	–	–	630
Total assets	$12,236	$3,454	$6,522	$15,304

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	646	128	–	518
Accrued payroll and related expenses	331	154	–	177
Accrued expenses and other current liabilities	1,068	210	–	858
Deferred revenues	1,828	860	–	968
Liabilities of discontinued operations	–	–	492	492
Total current liabilities	3,873	1,352	492	3,013

Loan from related party	8,345	–	–	8,345
Deferred revenues	16	16	–	–
Deferred income taxes	493	118	(375)	–
Total liabilities	12,727	1,486	117	11,358

Commitments and contingencies

Stockholders’ equity:
Common stock	62	–	–	62
Additional paid-in capital	290,677	–	–	290,677
Accumulated deficit (retained earnings)	(290,734)	1,968	6,405	(286,297)
Treasury stock	(496)	–	–	(496)
Total stockholders’ equity	(491)	1,968	6,405	3,946
Total liabilities and stockholders’ equity	$12,236	$3,454	$6,522	$15,304

Note A: Assumes net proceeds from sale of business of $6.2 million after payment of approximately $300,000 in transaction costs (estimate) and $1.5 million that is to be held back for 90 days.

Note B: Adjustments to Mediabistro’s assets and liabilities of discontinued operations relate to the retained mediabistro.com assets and liabilities.

Note C: Adjustments to Mediabistro’s deferred income taxes on a proforma basis is related to the cumulative tax effect of tax amortization on indefinate-lived assets.

Note D: Adjustments to accumulated deficit consist of the following (in thousands)

Net assets of mediabistro.com assets expected to be sold	$2,138
Deferred income tax liability related to mediabistro.com	375
Gain on sale	3,892
Adjustment to accumulated deficit	$6,405

43

Mediabistro Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

December 31, 2013

(in thousands)

	Mediabistro Inc.	Mediabistro.com	Pro Forma	Mediabistro Inc.
	(Historical)	(Historical)	(Adjustments)	Proforma
ASSETS
Current assets:
Cash and cash equivalents	$1,232	$–	$6,200	$7,432
Accounts receivable, net of allowances	557	382	–	175
Prepaid expenses and other current assets	769	39	–	730
Assets of discontinued operations	–	–	382	382
Total current assets	2,558	421	6,582	8,719

Property and equipment, net	430	111	–	319
Intangible assets, net	1,946	1,081	–	865
Goodwill	6,633	1,927	–	4,706
Investments and other assets	637	–	–	637
Total assets	$12,204	$3,540	$6,582	$15,246

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$445	$92	$–	$353
Accrued payroll and related expenses	511	282	–	229
Accrued expenses and other current liabilities	1,092	107	–	985
Deferred revenues	1,120	795	–	325
Liabilities of discontinued operations	–	–	481	481
Total current liabilities	3,168	1,276	481	2,373

Loan from related party	8,341	–	–	8,341
Deferred revenues	16	16	–	–
Deferred income taxes	481	269	(212)	–
Total liabilities	12,006	1,561	269	10,714

Commitments and contingencies

Stockholders’ equity:
Common stock	62	–	–	62
Additional paid-in capital	290,620	–	–	290,620
Accumulated deficit (retained earnings)	(289,988)	1,979	6,313	(285,654)
Treasury stock	(496)	–	–	(496)
Total stockholders’ equity	198	1,979	6,313	4,532
Total liabilities and stockholders’ equity	$12,204	$3,540	$6,582	$15,246

Note A: Assumes net proceeds from sale of business of $6.2 million after payment of approximately $300,000 in transaction costs (estimate) and $1.5 million that is to be held back for 90 days.

Note B: Adjustments to Mediabistro’s assets and liabilities of discontinued operations relate to the retained mediabistro.com assets and liabilities.

Note C: Adjustments to Mediabistro’s deferred income taxes on a proforma basis is related to the cumulative tax effect of tax amortization on indefinate-lived assets.

Note D: Adjustments to accumulated deficit consist of the following (in thousands)

Net assets of mediabistro.com assets expected to be sold	$2,078
Deferred income tax liability related to mediabistro.com	212
Gain on sale	4,023
Adjustment to accumulated deficit	$6,313

44

Mediabistro Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

December 31, 2012

(in thousands)

	Mediabistro Inc.	Mediabistro.com	Pro Forma	Mediabistro Inc.
	(Historical)	(Historical)	Adjustments	Proforma
ASSETS
Current assets:
Cash and cash equivalents	$2,210	$–	$6,200	$8,410
Accounts receivable, net of allowances	524	323	–	201
Prepaid expenses and other current assets	503	42	–	461
Assets of discontinued operations	–	–	323	323
Total current assets	3,237	365	6,523	9,395

Property and equipment, net	268	126	–	142
Intangible assets, net	2,305	1,083	–	1,222
Goodwill	9,574	2,782	–	6,792
Investments and other assets	687	2	–	685
Total assets	$16,071	$4,358	$6,523	$18,236

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$509	$116	$–	$393
Accrued payroll and related expenses	493	394	–	99
Accrued expenses and other current liabilities	649	70	–	579
Deferred revenues	1,294	852	–	442
Liabilities of discontinued operations	–	–	580	580
Total current liabilities	2,945	1,432	580	2,093

Loan from related party	7,647	–	–	7,647
Deferred revenues	17	17	–	–
Deferred income taxes	474	319	(155)	–
Total liabilities	11,083	1,768	425	9,740

Commitments and contingencies

Stockholders’ equity:
Common stock	61	–	–	61
Additional paid-in capital	289,711	–	–	289,711
Accumulated deficit (retained earnings)	(284,288)	2,590	6,098	(280,780)
Treasury stock	(496)	–	–	(496)
Total stockholders’ equity	4,988	2,590	6,098	8,496
Total liabilities and stockholders’ equity	$16,071	$4,358	$6,523	$18,236

Note A: Assumes net proceeds from sale of business of $6.2 million after payment of approximately $300,000 in transaction costs (estimate) and $1.5 million that is to be held back for 90 days.

Note B: Adjustments to Mediabistro’s assets and liabilities of discontinued operations relate to the retained mediabistro.com assets and liabilities.

Note C: Adjustments to Mediabistro’s deferred income taxes on a proforma basis is related to the cumulative tax effect of tax amortization on indefinate-lived assets.

Note D: Adjustments to accumulated deficit consist of the following (in thousands)

Net assets of mediabistro.com assets expected to be sold	$2,847
Deferred income tax liability related to mediabistro.com	155
Gain on sale	3,096
Adjustment to accumulated deficit	$6,098

45

Mediabistro Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

March 31, 2014

(in thousands)

	Mediabistro Inc. Historical	Mediabistro.com Business	Mediabistro.com Pro Forma
Revenues	$3,159	$2,207	$952
Cost of revenues	1,821	1,051	770
Advertising, promotion and selling	575	397	178
General and administrative	1,100	120	980
Depreciation	37	27	10
Amortization	96	23	73
Total operating expenses	3,629	1,618	2,011

Operating loss	(470)	589	(1,059)
Other income, net	(136)	–	(136)
Interest expense	(127)	–	(127)

Income (loss) before income taxes	(733)	589	(1,322)
Provision for income taxes	13	12	1

Net income (loss)	$(746)	$577	$(1,323)

Loss per share:
Basic net income (loss)	$(0.12)	$0.10	$(0.22)
Diluted net income (loss)	$(0.12)	$0.10	$(0.22)

Weighted average shares used in computing income (loss) per share:
Basic	6,057	6,057	6,057
Diluted	6,057	6,057	6,057

Note A: Mediabistro recognizes current year activity based on the ration of year to date income or loss as a percentage of total projected annual income or loss. The ration of year to date income or loss is different for Mediabistro Inc. and Mediabistro.com.

46

Mediabistro Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

December 31, 2013

(in thousands, except per share amounts where indicated)

	Mediabistro Inc.	Mediabistro.com	Mediabistro.com
	Historical	Business	Pro Forma
Revenues	$12,486	$8,466	$4,020
Cost of revenues	7,436	4,708	2,728
Advertising, promotion and selling	2,407	1,490	917
General and administrative	4,425	524	3,901
Depreciation	193	104	89
Amortization	423	95	328
Impairment	2,941	855	2,086
Total operating expenses	17,825	7,776	10,049

Operating loss	(5,339)	690	(6,029)
Other income (loss), net	(186)	–	(186)
Interest Income	3	–	3
Interest expense	(325)	–	(325)

Income (loss) before income taxes	(5,847)	690	(6,537)
Provision (benefit) for income taxes	(147)	6	(153)

Net income (loss)	$(5,700)	$684	$(6,384)

Loss per share:
Basic net income (loss)	$(0.95)	$0.11	$(1.06)
Diluted net income (loss)	$(0.95)	$0.11	$(1.06)

Weighted average shares used in computing income (loss) per share:
Basic	6,025	6,025	6,025
Diluted	6,025	6,025	6,025

Note A: Mediabistro recognizes current year activity based on the ration of year to date income or loss as a percentage of total projected annual income or loss. The ration of year to date income or loss is different for Mediabistro Inc. and Mediabistro.com.

47

Mediabistro Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

December 31, 2012

(in thousands, except per share amounts where indicated)

	Mediabistro Inc. Historical	Mediabistro.com Business	Mediabistro.com Pro Forma
Revenues	$13,962	$9,729	$4,233
Cost of revenues	7,931	5,225	2,706
Advertising, promotion and selling	2,692	1,531	1,161
General and administrative	5,080	861	4,219
Depreciation	309	79	230
Amortization	540	152	388
Impairment	5,542	2,436	3,106
Total operating expenses	22,094	10,284	11,810

Operating loss	(8,132)	(555)	(7,577)
Other (loss), net	(240)	–	(240)
Interest Income	4	–	4
Interest expense	(271)	–	(271)

Loss before income taxes	(8,639)	(555)	(8,084)
Provision for income taxes	34	4	30

Net loss	$(8,673)	$(559)	$(8,114)

Loss per share:
Basic net loss	$(1.45)	$(0.09)	$(1.36)
Diluted net loss	$(1.45)	$(0.09)	$(1.36)

Weighted average shares used in computing loss per share:
Basic	5,991	5,991	5,991
Diluted	5,991	5,991	5,991

Note A: Mediabistro recognizes current year activity based on the ration of year to date income or loss as a percentage of total projected annual income or loss. The ration of year to date income or loss is different for Mediabistro Inc. and Mediabistro.com.

48

Mediabistro.com

Unaudited Condensed Combined Balance Sheets

(in thousands)

	March 31, 2014	December 31, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$–	$–	$–
Accounts receivable, net of allowances	322	382	323
Prepaid expenses and other current assets	41	39	42
Total current assets	363	421	365

Property and equipment, net	100	111	126
Intangible assets, net	1,064	1,081	1,083
Goodwill	1,927	1,927	2,782
Investments and other assets	–	–	2
Total assets	$3,454	$3,540	$4,358

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$128	$92	$116
Accrued payroll and related expenses	154	282	394
Accrued expenses and other current liabilities	210	107	70
Deferred revenues	860	795	852
Total current liabilities	1,352	1,276	1,432

Deferred revenues	16	16	17
Deferred income taxes	118	269	319
Total liabilities	1,486	1,561	1,768

Commitments and contingencies

Stockholders’ equity:
Common stock	–	–	–
Additional paid-in capital	–	–	–
Accumulated deficit (retained earnings)	1,968	1,979	2,590
Treasury stock	–	–	–
Total stockholders’ equity	1,968	1,979	2,590
Total liabilities and stockholders’ equity	$3,454	$3,540	$4,358

49

Mediabistro.com

Unaudited Condensed Combined Statements of Operations

(in thousands)

	Three Months Ended March 31,		Year Ended December 31,
	2014	2013	2013	2012
Revenues	$2,207	$2,128	$8,466	$9,729
Cost of revenues	1,051	1,267	4,708	5,225
Advertising, promotion and selling	397	356	1,490	1,531
General and administrative	120	139	524	861
Depreciation	27	18	104	79
Amortization	23	26	95	152
Impairment	–	–	855	2,436
Total operating expenses	1,618	1,806	7,776	10,284

Operating income	589	322	690	(555)

Income (loss) before income taxes	589	322	690	(555)
Provision (benefit) for income taxes	12	–	6	4

Net income (loss)	$577	$322	$684	$(559)
Earnings (loss) per share:
Basic net income (loss)	$0.10	$0.05	$0.11	$(0.09)
Diluted net income (loss)	$0.10	$0.05	$0.11	$(0.09)

Weighted average shares used in computing income (loss) per share:
Basic	6,057	6,023	6,025	5,991
Diluted	6,057	6,023	6,025	5,991

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Mediabistro.com

Unaudited Consolidated Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income	$577	$322
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	50	44
Provision for losses on accounts receivable	2	(8)
Deferred income taxes	118	–
Changes in assets and liabilities:
Accounts receivable, net	58	(53)
Prepaid expenses and other current assets	(2)	(9)
Accounts payable, accrued expenses and other liabilities	11	(206)
Deferred revenues	65	154
Net cash provided by operating activities	879	244
Cash flows from investing activities:
Purchases of property and equipment	(15)	(8)
Acquisitions of intangible assets and other development costs	(7)	(9)
Net cash used in investing activities	(22)	(17)
Cash flows from financing activities:
Transfers to affiliates	(857)	(227)
Net cash used in financing activities	(857)	(227)
Net decrease in cash and cash equivalents	–	–
Cash and cash equivalents, beginning of period	–	–
Cash and cash equivalents, end of period	$–	$–

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Mediabistro.com

Unaudited Consolidated Condensed Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$684	$(559)
Adjustments to reconcile net income (loss) to net Cash provided by operating activities:
Depreciation and amortization	199	231
Provision for losses on accounts receivable	(13)	5
Deferred income taxes	(50)	–
Impairment	855	2,436
Changes in assets and liabilities:
Accounts receivable, net	(46)	92
Prepaid expenses and other current assets	5	18
Accounts payable, accrued expenses and other liabilities	(99)	116
Deferred revenues	(58)	(34)
Net cash provided by operating activities	1,477	2,305
Cash flows from investing activities:
Purchases of property and equipment	(90)	(72)
Acquisitions of intangible assets and other development costs	(92)	(90)
Net cash used in investing activities	(182)	(162)
Cash flows from financing activities:
Transfers to affiliates	(1,295)	(2,143)
Net cash used in financing activities	(1,295)	(2,143)
Net decrease in cash and cash equivalents	–	–
Cash and cash equivalents, beginning of period	–	–
Cash and cash equivalents, end of period	$–	$–

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The Mediabistro.com Business

Notes to Unaudited Condensed Combined Financial Statements

1. THE COMPANY

Mediabistro.com is an Internet media company that provides services for social media, traditional media and creative professionals. The Company’s service offerings include an online job board, news and analysis and online and in-person courses.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation. The Mediabistro.com business is a collection of business assets owned by Mediabistro Inc. and includes operations from certain domestic entities. Included herein are the unaudited condensed combined balance sheets, unaudited condensed combined statements of operations and unaudited condensed combined statements of cash flows of these entities. All intercompany balances and transactions have been eliminated in the condensed combined financial statements. These statements have been prepared by Mediabistro, Inc. without audit. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position and results of operations for all periods presented have been made. The financial statements have been prepared using the historical basis for the assets and liabilities and historical results of operations related to the Mediabistro.com business. The Mediabistro.com business had no cash as of the periods presented, as no specific cash accounts were designated for the Mediabistro.com business by Mediabistro, Inc.

These unaudited condensed consolidated financial statements of the Mediabistro.com business should be read in conjunction with Mediabistro Inc.’s consolidated financial statements and notes thereto included in the annual reports on Form 10-K for the year ended December 31, 2013 and 2012 and the quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2014 and 2013. The results from operations for the three months ended March 31, 2014 and 2013 are not necessarily indicative of the operating results for the respective full years.

Revenue recognition.

Online job boards. Mediabistro.com generates fees charged for online job postings on mediabistro.com. Mediabistro.com recognizes revenue ratably in the period in which the job postings are displayed.

Online advertising revenues. Mediabistro.com recognizes advertising revenue ratably in the period in which the advertising is displayed, provided that all contracted advertising impressions have been delivered, if applicable, and collection of the resulting receivable is probable. Mediabistro.com typically sells its advertising based on the delivery of a minimum number of advertising impressions or as an advertising sponsorship on a website for a fixed price.

Online and in-person courses and conferences. Mediabistro.com offers online and in-person courses and online conferences for media and creative professionals. Mediabistro.com generates revenues from attendee registrations and recognizes revenue ratably as classes and online conferences are held.

Membership subscription services. Paid membership services relate to subscriptions to online services, Freelance Marketplace and AvantGuild, which the Company sells through Mediabistro.com. Mediabistro.com recognizes revenue from subscriptions ratably over the subscription period.

Stock logos. Mediabistro.com derives revenue from granting rights to use logos that are downloaded from the Mediabistro.com’s website, stocklogos.com. Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable and collectability is reasonably assured. Delivery occurs when the logo is available for downloading by the customer.

Use of estimates in the financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in Mediabistro.com business’s consolidated financial statements. Actual results could differ from those estimates.

Concentration of credit risk. Financial instruments that potentially subject Mediabistro.com to concentration of credit risk consist primarily of accounts receivable. Due to its large number of customers and their dispersion across many geographic areas, no single customer represented 10% or more of its total revenue or accounts receivable in any of the periods presented.

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Property and equipment. Mediabistro.com records property and equipment at cost or at their estimated fair value at the date of acquisition if acquired during a business combination, and depreciates them over their estimated useful lives.  Mediabistro.com depreciates computer equipment and software by the straight-line method over estimated useful lives of three years. Mediabistro.com depreciates furniture, fixtures and equipment by the straight-line method over estimated useful lives ranging from five to ten years. Mediabistro.com amortizes leasehold improvements over the shorter of their useful lives or the lease term. Amortization of leasehold improvements is included in depreciation expense.

Goodwill and other intangible assets. In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 350, “Intangibles – Goodwill and Other”, goodwill and other intangible assets with indefinite useful lives are not amortized, but are reviewed periodically for impairment.

The provisions of ASC Topic 350 require that an intangible asset that is not subject to amortization be tested for impairment annually, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Mediabistro evaluates goodwill on a separate reporting unit basis in the fourth quarter each year. The provisions also require that a two-step test be performed to assess goodwill for impairment. First, Mediabistro.com compares the fair value of each reporting unit to its carrying value, including goodwill. If the fair value exceeds the carrying value then goodwill is not impaired and no further testing is performed. If the carrying value of a reporting unit exceeds its fair value, the Company performs the second step of the goodwill impairment test to measure the amount of impairment loss, if any. The second step compares the fair value of the reporting unit’s goodwill with the carrying amount of the goodwill. Mediabistro.com would recognize an impairment loss in an amount equal to the excess of the carrying amount of goodwill over the fair value of the goodwill.

The significant estimates and assumptions management uses in assessing the recoverability of goodwill and other intangible assets are estimated future cash flows, present value discount rate and other factors. Any changes in these estimates or assumptions could result in an impairment charge. The estimates of future cash flows, while based on reasonable and supportable assumptions and projections, require management’s subjective judgment.

In addition to the testing above, which Mediabistro.com does on an annual basis, management uses certain indicators to evaluate whether the carrying value of goodwill and other intangible assets may not be recoverable, including among others (i) current-period operating or cash flow declines combined with a history of operating or cash flow declines or a projection/forecast that demonstrates continuing declines in the cash flow of an entity or inability of an entity to improve its operations to forecasted levels and (ii) a significant adverse change in the business climate, whether structural or technological, that could affect the value of an entity.

ASC Topic 350 also requires that intangible assets with definite lives be amortized over their estimated useful life and reviewed for impairment.

Impairment of long-lived assets. Mediabistro.com reviews long-lived assets and certain identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset might not be recoverable. Mediabistro.com recognizes an impairment loss when the sum of undiscounted expected future cash flows is less than the carrying amount of such assets. The measurement for such impairment loss is based on estimated fair values. Fair values have been determined based upon estimated future cash flows.

Advertising and promotion expense. Mediabistro.com expenses advertising and promotion costs as incurred.

Income taxes. Mediabistro.com accounts for income taxes in accordance with ASC Topic 740, “Income Taxes”, which requires an asset and liability approach to financial reporting for incomes taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using presently enacted statutory tax rates. Mediabistro.com recognizes the effect on deferred income tax assets and liabilities of changes in tax rates in income in the period that includes the enactment date. ASC Topic 740 also requires that deferred income tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Mediabistro.com is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Mediabistro.com measures tax benefit recognized as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. De-recognition of a tax benefit previously recognized results in Mediabistro.com recording a tax liability that reduces retained earnings. Mediabistro.com recognizes penalties and tax-related interest expense as a component of income tax expense in the Mediabistro.com’s consolidated statements of operations.

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3. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following (in thousands):

	March 31, 2014	December 31, 2013
Computer equipment and software	$640	$632
Furniture, fixtures and equipment	18	18
	658	650
Less: Accumulated depreciation	(558)	(539)

Property and equipment, net	$100	$111

4. INTANGIBLE ASSETS AND GOODWILL

Amortized intangible assets. The following table sets forth the intangible assets that are subject to amortization, including the related accumulated amortization (in thousands):

	March 31, 2014
	Cost	Accumulated Amortization	Net Carrying Value
Web site development costs	$492	$(375)	$117
Trademarks	15	(14)	1

Total	$507	$(389)	$118

	December 31, 2013
	Cost	Accumulated Amortization	Net Carrying Value
Web site development costs	$488	$(355)	$133
Trademarks	15	(14)	1

Total	$503	$(369)	$134

Intangibles that are subject to amortization are amortized on a straight-line basis over their expected useful lives. Web site development costs and trademarks are amortized over three years. Estimated amortization expense for intangible assets subject to amortization for the next five years, including the remainder of 2014, is expected to be as follows (in thousands):

Year Ending December 31:
2014	$51
2015	49
2016	18
2017	–
2018	–
Thereafter	–

$118

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Unamortized intangible assets and goodwill. Goodwill is the excess of cost over the fair market value of tangible and other intangible net assets acquired. Goodwill and other indefinite-lived intangible assets are not amortized but tested for impairment annually or if certain circumstances indicate a possible impairment may exist in accordance with SFAS No. 142. The carrying amount of goodwill as of March 31, 2014 and December 31, 2013 was $1.9 million.

The following table sets forth the intangible assets that are not subject to amortization (in thousands):

	March 31, 2014	December 31, 2013
Domain names	$946	$947

5. INCOME TAXES

The Mediabistro.com business accounts for income taxes under the asset and liability approach. Deferred income taxes are recorded based upon the tax impact of items affecting financial reporting and tax filings in different periods. A valuation allowance is provided against net deferred tax assets where the Internet.com business determines realization is not currently judged to be more likely than not.

The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred income tax assets and liabilities consist of the following (in thousands):

	March 31, 2014	December 31, 2013
Deferred income tax assets:
Net operating income (loss)	$–	$–
Depreciation	26	21
Reserves recorded for financial reporting purposes	2	1
Stock-based compensation	145	137

Total deferred income tax assets	173	159
Less valuation allowance	–	–
Net deferred income tax assets	$173	$159

Deferred income tax liabilities:
Amortization and impairment of intangible assets	(291)	(428)
Net deferred tax liabilities	$(118)	$(269)

6. SUBSEQUENT EVENT

On May 28, 2014, Mediabistro entered into an asset purchase agreement with PGM-MB Holding LLC, a Delaware limited liability company, and Prometheus Global Media, LLC, a Delaware limited liability company pursuant to which Prometheus will purchase assets and assume liabilities related to the Mediabistro.com business. If the sale is completed, Mediabistro will receive cash consideration of $8,000,000. The transaction is not subject to a financing condition. The consummation of the transaction is subject to approval by Mediabistro’s stockholders and other customary closing conditions.

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ITEM 2: PROPOSAL OF NAME CHANGE AMENDMENT

We will change our name from “Mediabistro Inc.” to “Mecklermedia Corporation” in connection with the sale of the Business. If the Proposal to Sell the Business is not approved, or if the closing of the sale of the Business does not otherwise occur, we will not effect the name change. Approval of the Proposal of Name Change Amendment requires, assuming a quorum is present, the affirmative vote of holders of at least a majority of Mediabistro’s outstanding shares of common stock that are entitled to vote at the Annual Meeting. If a quorum is not present at the Annual Meeting, the stockholders entitled to vote at the meeting may adjourn the meeting until a quorum is present. Any signed proxies received by us in which no voting instructions are provided on this matter will be voted “FOR” the Proposal of Name Change Amendment.

No Appraisal or Dissenters’ Rights

Stockholders who do not approve the Proposal of Name Change Amendment may vote against the proposal, but under the General Corporation Law of the State of Delaware appraisal and dissenters’ rights are not provided to stockholders in connection with this action.

Effects of the Name Change Amendment

If the Proposal of Name Change Amendment is approved, the name change will be effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. This amendment will change Article I of the certificate of incorporation to read in its entirety as follows:

Article I

Name

The name of the Corporation is “Mecklermedia Corporation”

If the name change becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged as a result of the name change. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for stockholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change.

Vote Required to Approve the Proposal of Name Change Amendment

Approval of the Proposal of Name Change Amendment will require the affirmative vote of holders of at least a majority of Mediabistro’s outstanding shares of common stock that are entitled to vote at the Annual Meeting.

Recommendation of Our Board of Directors

The Board of Directors UNANIMOUSLY recommends that you vote “FOR” Item 2, The Proposal of Name Change Amendment.

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ITEM 3: PROPOSAL TO APPROVE THE PARACHUTE PAYMENTS

Compensation Related to the Sale of the Business

As provided by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, we are submitting a proposal to our stockholders for a non-binding, advisory vote to approve the payment of certain compensation to our named executive officers. This proposal, commonly known as “say-on-golden parachutes,” gives our stockholders the opportunity to vote, on a non-binding, advisory basis, on the compensation that the named executive officers may be entitled to receive that is based on or otherwise relates to the sale of the Business. In connection with the sale of the Business, all of the stock options held by our named executive officers and directors will vest. See “ITEM 1: PROPOSAL TO SELL THE BUSINESS – Interests of Certain Persons in the Sale of the Business.” No other compensation will be paid to our named executive officers or directors pursuant to the sale of the Business.

Vote Required to Approve the Proposal to Approve the Parachute Payments

The vote on this proposal is a vote separate and apart from the vote to approve the Proposal to Sell the Business. Accordingly, you may vote not to approve this Proposal to Approve the Parachute Payments and vote to approve the Proposal to Sell the Business and vice versa. Because the vote is advisory in nature, it will not be binding on the Company or our Board of Directors, regardless of whether the sale of the Business is approved. Approval of the non-binding, advisory proposal with respect to the compensation that may be received by the Company’s named executive officers in connection with the sale of the Business is not a condition to completion of the sale of the Business, and failure to approve this advisory matter will have no effect on the vote to sell the Business. Because the executive officer compensation to be paid in connection with the sale of the Business is based on contractual arrangements with the named executive officers, that compensation will be payable, regardless of the outcome of this advisory vote, if the sale of the Business is approved (subject only to the contractual conditions applicable thereto).

The advisory vote on the compensation that may be received by the Company’s named executive officers in connection with the sale of the Business will be approved if a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting vote “FOR” such proposal.

Resolution

Accordingly, we are asking stockholders to vote to approve the following resolution on a non-binding, advisory basis:

“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers, in connection with the sale of the Business, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed to the stockholders of the Company pursuant to Item 402(t) of Regulation S-K, is hereby approved.”

As indicated above, the stockholder vote on this resolution will not be binding on us or on the Board of Directors, and will not be construed as overruling any decision by us or by the Board of Directors. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for us or the Board of Directors.

Recommendation of Our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ITEM 3, THE PROPOSAL TO APPROVE THE PARACHUTE PAYMENTS, ON A NON-BINDING, ADVISORY BASIS, IN CONNECTION WITH THE SALE OF THE BUSINESS.

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ITEM 4: PROPOSAL TO RATIFY THE ADOPTION OF THE Rights Agreement

Purpose of the Rights Agreement

In July 2013, the Board adopted the Rights Agreement in response to unusual trading activity in its stock. The Rights Agreement is intended to protect the Company and its stockholders from efforts to obtain control of the Company that are inconsistent with the best interests of the Company and its stockholders. Unless the stockholders approve the Rights Agreement prior to July 15, 2014, the Rights Agreement will terminate.

General Description of the Rights Agreement

The following summary of the Rights Agreement is a general description only and is qualified in its entirety by the full text of the Rights Agreement, a copy of which is attached as Annex D.

On July 3, 2013, the Board of Directors adopted a stockholders rights plan and declared a dividend distribution of one right for each outstanding share of our common stock to stockholders of record at the close of business on July 15, 2013. Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $9.50 per right, subject to adjustment. The description and terms of the rights are set forth in a rights agreement between us and American Stock Transfer & Trust Company, LLC, as rights agent, dated July 3, 2013.

Initially, the rights are associated with our common stock and evidenced by common stock certificates or, in the case of uncertificated shares of common stock, the book-entry records evidencing the common stock, and are transferable with, and only with, the underlying shares of common stock. Subject to certain exceptions, the rights become exercisable and trade separately from the common stock only upon the “distribution date”, which occurs upon the earlier of:

•	a public announcement (such date, the “stock acquisition date”) that a person or group of affiliated or associated persons, along with any persons with whom such person or group has been acting in concert, has become an “Acquiring Person”, defined, with certain exceptions including the beneficial ownership of our chairman and chief executive officer, Alan M. Meckler, as a person or group of persons that acquires or obtains the right to acquire beneficial ownership of 30% or more of our shares of common stock then outstanding; or

•	ten business days (or later date if determined by our Board of Directors prior to such time as any person or group becomes an Acquiring Person) following the commencement or first public announcement of a tender offer or exchange offer that, if consummated, could result in a person or group, together with any persons with whom such person or group has been acting in concert, becoming an Acquiring Person.

If the Company’s Board of Directors determines in good faith that a person became an Acquiring Person inadvertently and such person divests as promptly as practicable a sufficient number of shares of common stock so that such person would no longer be an Acquiring Person, then such person will not be deemed to be an Acquiring Person.

Until the distribution date, the surrender for transfer of any shares of common stock outstanding will also constitute the transfer of the rights associated with those shares.

As soon as practicable after the distribution date, separate certificates or book-entry statements will be mailed to holders of record of the common stock as of the close of business on the distribution date. From and after the distribution date, the separate rights certificates or book-entry records alone will represent the rights. Except as otherwise provided in the rights agreement, only shares of common stock issued prior to the distribution date will be issued with rights.

The rights are not exercisable until the distribution date and will expire at the close of business on the third anniversary of the distribution date or any earlier Expiration Date, as defined in the Rights Agreement, unless earlier redeemed or exchanged by us as described below.

In the event that a person or group becomes an Acquiring Person (a “flip-in event”), each holder of a right (other than any Acquiring Person and certain related parties, including those parties with whom the Acquiring Person has been acting in concert, each of whose rights automatically become null and void) will have the right to receive, upon exercise, common stock having a value equal to two times the exercise price of the right. If an insufficient number of shares of common stock is available for issuance, then our Board of Directors would be required to substitute cash, property or other securities of the Company for the common stock. The rights may not be exercised following a flip-in event while the Company has the ability to cause the rights to be redeemed, as described later in this summary. This flip-in right terminates 60 days after the date on which the rights were triggered (and could be exercised pursuant to an effective registration statement), unless there is an injunction or similar obstacle to the exercise of the rights, in which case this flip-in right would terminate 60 days after the rights again became exercisable.

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In the event (a “flip-over event”) that, at any time following the stock acquisition date:

•	the Company consolidates with, or merges with or into, any other entity and the Company is not the continuing or surviving corporation,

•	any entity engages in a share exchange with or consolidates with, or merges with or into, the Company and the Company is the continuing or surviving corporation and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of common stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property, or

•	the Company sells or otherwise transfers more than 50% of the Company’s and its subsidiaries’ (taken as a whole) assets, cash flow or earning power,

each holder of a right (except rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the right. Flip-in events and flip-over events are collectively referred to as “triggering events”.

The exercise price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock,

•	if holders of the preferred stock are granted certain rights, options or warrants to subscribe for preferred stock or convertible securities at less than the current market price of the preferred stock, or

•	upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of preferred stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred stock on the last trading day prior to the date of exercise.

In general, the Company may redeem the rights in whole, but not in part, at a price of $0.001 per right (subject to adjustment and payable in cash, common stock or other consideration deemed appropriate by our Board of Directors) at any time until ten days following the date the Acquiring Person acquires stock that triggers the flip-in event. Immediately upon the action of the Board of Directors authorizing any redemption, the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

At any time after there is an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding shares of common stock, we may exchange the rights (other than rights owned by the Acquiring Person and the Acquiring Person’s group, all of which will have become void), in whole or in part, at an exchange ratio of one share of common stock, or one one-thousandth of a share of preferred stock (or of a share of a class or series of our preferred stock having equivalent rights, preferences and privileges), per right (subject to adjustment).

Until a right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

The Company and the rights agent may from time to time amend or supplement the rights agreement without the consent of the holders of the rights. After the distribution date, however, no amendment can materially adversely affect the interests of the holders of the rights (other than the Acquiring Person or any affiliate or associate thereof).

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Vote Required to Approve the Proposal to Ratify the Adoption of the Rights Agreement

Approval of the Proposal to Ratify the Adoption of the Rights Agreement requires, assuming a quorum is present, the affirmative vote of holders of a majority of Mediabistro’s outstanding shares entitled to vote at the Annual Meeting. Abstentions and any “broker non-votes” will have the same effect as voting “AGAINST” the proposal. A vote “FOR” the proposal indicates your consideration and approval of the resolution to ratify the adoption of the Rights Agreement by the Board, as described below (the “Rights Agreement Resolution”). Any signed proxies received by us in which no voting instructions are provided on this matter will be voted “FOR” the Proposal to Ratify the Adoption of the Rights Agreement.

Resolution

The text of the Rights Agreement Resolution is as follows:

RESOLVED, that the stockholders of Mediabistro Inc. hereby adopt, ratify and approve the Rights Agreement, dated as of July 3, 2013, between the Company and American Stock & Transfer.

Recommendation of Our Board of Directors

The Board of Directors UNANIMOUSLY recommends that you vote “FOR” Item 4, the proposal to RATIFY THE ADOPTION OF the rights agreement.

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ITEM 5: ELECTION OF DIRECTORS

Item 5 is the election of all four current members of the Company’s Board of Directors to another term. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the four nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee elected as a director will continue in office until his successor has been elected, or until his death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as directors with terms expiring at the Annual Meeting in 2015: Alan M. Meckler; Wayne A. Martino; John R. Patrick; and William A. Shutzer.

The Board of Directors UNANIMOUSLY recommends that you vote “FOR” the election of each of these nominees as a director.

The following table sets forth information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships among any nominee, director or executive officer of the Company. There are no arrangements or understandings between the director nominees and any other person pursuant to which the director nominees were selected as directors or nominees. References below to the nominees’ respective ages are as of the date of the Annual Meeting. References below to periods of service to the Company include, where applicable, service to the Company’s predecessor business, internet.com LLC, prior to its 1999 merger with and into the Company.

Name	Age	Principal Occupation or Occupations and Directorships
Alan M. Meckler	68

Alan M. Meckler has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Previously, Mr. Meckler had been Chairman of the Board of Mecklermedia Corporation from 1973 and was its Chief Executive Officer from December 1993 until it was acquired by Penton Media in November 1998. He also served as President of Mecklermedia from 1971 through November 1998. Among other experiences, qualifications, attributes and skills, Mr. Meckler’s executive experience in the digital media industry and his unique perspective on the Company led to the conclusion of the Nominating and Corporate Governance Committee and of the full Board that he should serve as a director of the Company

Wayne A. Martino	55

Wayne A. Martino was appointed as a director of the Company in January 2010. Mr. Martino has been a principal of the law firm Brenner, Saltzman & Wallman, LLP since 1991. Mr. Martino was formerly a director of Ziplink, Inc. from 1999 until 2001 and Mecklermedia Corporation from 1993 until 1998. He served on the State of Connecticut Nanotechnology Advisory Panel from 2005 to 2010. He also has served on the Board of Trustees of the Hamden Hall Country Day School from August 2008 through August 2012.  Among other experiences, qualifications, attributes and skills, Mr. Martino’s experience in advising clients in business transactions and knowledge of legal requirements of companies led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as a director of the Company.

John R. Patrick	68

John R. Patrick has been a director of the Company since January 2003. Mr. Patrick has been President of Attitude LLC since 2001. Prior to that, he worked at IBM Corporation from 1967 to 2001. Mr. Patrick was Vice President of Internet Technology at IBM from 1995 to 2001. He is a member of the Board of Directors of the Online Computer Library Center and a member of the WesConn Biomedical Research Institute Advisory Council. Mr. Patrick was a founding member of the World Wide Web Consortium at MIT in 1994, a founding member and past chairman of the Global Internet Project, a member of the Internet Society and the American College of Healthcare Executives. He is also a senior member of the Association of Computing Machinery and a Fellow of the Institute of Electrical and Electronics Engineers. Among other experiences, qualifications, attributes and skills, Mr. Patrick’s knowledge of and experience in the Internet industry and ability to serve as Audit Committee financial expert led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as a director of the Company and Chairman of the Audit Committee

William A. Shutzer	67	William A. Shutzer has been a director of the Company since January 2000. Mr. Shutzer has been a senior managing director and a partner of Evercore Group Holdings, a financial advisory and private equity firm since 2004. He previously served as a Managing Director of Lehman Brothers from 2000 through 2003, as a Partner in Thomas Weisel Partners LLC from 1999 through 2000, as Executive Vice President of ING Baring Furman Selz LLC from 1998 through 1999, as President of Furman Selz Inc. from 1995 through 1997, and as a Managing Director of Lehman Brothers and its predecessors from 1978 through 1994. Mr. Shutzer is also a member of the Board of Directors of Tiffany & Co., ExamWorks Group, Inc. and Evercore Trust Co. Among other experiences, qualifications, attributes and skills, Mr. Shutzer’s knowledge of and experience in finance, mergers and acquisitions, investor relations and strategic development led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as a director of the Company.

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PRINCIPAL STOCKHOLDERS AND SECURITY

OWNERSHIP OF MANAGEMENT

Security Ownership of Directors, Nominees for Director, Named Executive Officers and all Directors and Executive Officers as a Group

The following table sets forth, as of May 31, 2014, information with respect to the outstanding shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), beneficially owned by (i) each director of the Company, (ii) each nominee for director, (iii) our named executive officers, namely, Alan M. Meckler, our Chief Executive Officer (who is also a director), and Donald J. O’Neill, our former Chief Financial Officer (“CFO”) and (iv) by all persons presently serving as directors and executive officers of the Company as a group. Except as otherwise indicated, all shares are owned directly. The business address for all of those parties is c/o Mediabistro Inc., 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854. For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security that such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of May 31, 2014, 6,057,662 shares of common stock were outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Alan M. Meckler	2,870,867	(1)	43.37%

William A. Shutzer	70,962	(2)	1.17%

John R. Patrick	61,183	(3)	1.01%

Wayne A. Martino	20,304	(4)	*

Donald J. O’Neill	43,717	(5)	*

All directors and executive officers as a group (five persons)	3,067,033		45.75%

*	Less than one percent
(1)	Includes: 49,493 shares held in the Alan M. Meckler 2010 Granter Retained Annuity Trust; 75,176 shares held by The Meckler Foundation, Inc., a non-profit charitable foundation founded by Mr. Meckler and for which he acts as President; 401,194 shares held by Mr. Meckler’s wife; and 44,921 shares held in a trust for the benefit of Mr. Meckler’s mother. Mr. Meckler exercises shared voting and investment control over all of these shares except the shares held by the 2010 Grantor Retained Annuity Trust, over which Mr. Meckler exercises investment control but not voting control. Also includes 586,603 shares issuable upon exercise of currently exercisable options and warrant.
(2)	Includes 13,763 shares issuable upon exercise of currently exercisable options.
(3)	Includes 21,834 shares issuable upon exercise of currently exercisable options.
(4)	Includes 4,400 shares held in Brenner, Saltzman & Wallman LLP Employees 401(k) Profit Sharing Plan, located at 271 Whitney Avenue, New Haven, Connecticut 06511; 10,705 shares held in the Mary Martino 1991 Revocable Family Trust over which Mr. Martino and his brother exercise investment and voting control, and seven shares held in the Wayne Martino 1999 Family Trust for the benefit of his daughter over which Mr. Martino exercises investment control. Also includes 5,192 shares issuable upon exercise of currently exercisable options.
(5)	Includes 43,288 shares issuable upon exercise of currently exercisable options.

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Security Ownership of Certain Beneficial Owners as of May 31, 2014

The following table sets forth, as of March 31, 2014, information with respect to the outstanding shares of the Company’s Common Stock beneficially owned by each person (including any “group” as that term is used in section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities and who is not a director or executive officer of the Company. Except as otherwise indicated, all shares are owned directly. For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security that such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Federated Investors, Inc. (1)	5800 Corporate Dr. Pittsburgh, PA 15222	368,506	6.1%

(1)	Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated February 12, 2014. John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue, as co-trustees of the trust holding all shares of Federated, the parent of investment companies holding our stock, share voting and dispositive control.

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FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Director Independence

Each year, the Company reviews any and all relationships that each director has with the Company, and the Board of Directors subsequently reviews those findings in accordance with the elements of independence standards of the Nasdaq Stock Market. As a result of this review, the Board of Directors has determined that none of the directors has any material business relationships with the Company, except for Alan M. Meckler, our Chairman and Chief Executive Officer. The Board affirmatively determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a director and stockholder: Wayne A. Martino; John R. Patrick; and William A. Shutzer.

Code of Business Conduct and Ethics

We have adopted a World Wide Business Conduct Policy that is designed to promote high standards of ethical conduct by our directors and employees. The Code requires that our directors and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company’s best interest.

As a mechanism to encourage compliance with the World Wide Business Conduct Policy, we have established procedures to receive, retain, and address complaints regarding accounting or auditing matters. These procedures ensure that individuals may submit concerns regarding accounting or auditing matters in a confidential and anonymous manner.

In addition, we have a code of ethics for our chief executive officer (“CEO”), chief financial and accounting officer, and any persons performing similar functions. Our World Wide Conduct Policy and Code of Ethics are available for review in the Corporate Governance section within the Investor Relations section of our Website at www.mediabistro.com.

Board Leadership Structure and Risk Oversight Role

Our Board of Directors is led by our Chairman and CEO, Mr. Alan M. Meckler. The Board believes that having our CEO serve as Chairman of the Board is suitable for the Company at its present stage. Mr. Meckler, who also is our largest stockholder, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business, and is well positioned to develop agendas that ensure the Board’s time and attention are focused on the most critical matters. Furthermore, the Board believes that having our CEO serve as Chairman of the Board strengthens his ability to develop and implement strategic initiatives and respond efficiently to various situations. The Board is aware of potential conflicts that might arise when an employee chairs the Board, but believes these potential conflicts are offset by the fact that independent directors comprise each of the Board’s committees. Additionally, the Board believes Mr. Meckler’s combined role enables decisive leadership and ensures clear accountability.

As part of its oversight function, the Board and its committees regularly undertake reviews of the significant risks in respect of our business. These reviews are supplemented as necessary by outside professional advisers with expertise in the substantive areas of our business. The committees facilitate deeper analysis of various matters and promote regular monitoring of our activities in their advisory role to the Board. Specifically, the Audit Committee oversees the Company’s risk policies and processes relating to our financial statements and financial reporting, as well as liquidity risks, market risks, and the policies and procedures for monitoring and mitigating these risks. The Audit Committee also reviews, monitors and decides upon all related party transactions. Similarly, the Compensation Committee oversees risks related to the Company’s compensation policies.

The Board believes that its current structure effectively maintains independent oversight of management and that having a lead independent director is unnecessary. The Board has the ability to quickly adjust its leadership structure should business or managerial conditions change.

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Committees of the Board

The Board of Directors has established a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. The current members of these committees are as follows:

Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee
Wayne A. Martino	Wayne A. Martino	Wayne A. Martino (Chair)
John R. Patrick	John R. Patrick (Chair)	John R. Patrick
William A. Shutzer (Chair)	William A. Shutzer	William A. Shutzer

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for discharging the responsibilities of the Board of Directors relating to the compensation of the Company’s executive officers and advising the Board on the Company’s compensation philosophy, programs and objectives. The Compensation Committee oversees the Company’s compensation programs, which include components that are designed specifically for the Company’s named executive officers. Mr. Shutzer serves as the Chairman of the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees, as the Compensation Committee deems appropriate, so long as any actions taken by such subcommittees are not otherwise inconsistent with the obligations and responsibilities of the Compensation Committee. The Company’s Board of Directors has adopted a written charter for the Compensation Committee that is available for review in the Corporate Governance section within the Investor Relations section of our Website at www.mediabistro.com. The Compensation Committee met four times during the fiscal year ended December 31, 2013.

The Compensation Committee is composed entirely of independent non-management members of the Board of Directors. No Compensation Committee member participates in any of the Company’s employee compensation programs. For further discussion on the Compensation Committee, see “Compensation Discussion and Analysis”.

Audit Committee

The Audit Committee has the responsibility to review audited financial statements and accounting practices of the Company, to consider and recommend the employment of, and approve the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services and to oversee the Company’s systems of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by the Company. The Board has determined the members of the Audit Committee are each independent pursuant to Nasdaq and SEC rules. The Board of Directors has determined that Mr. John R. Patrick, Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission. The Company’s Board of Directors has adopted a written charter for the Audit Committee that is available for review under Corporate Governance in the Investor Relations section on our Website at www.mediabistro.com . The Audit Committee met four times during the fiscal year ended December 31, 2013.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends such candidates to the Board and stockholders for consideration. Mr. Martino serves as the Chairman of the Nominating and Corporate Governance Committee. The Board has determined each member of the Nominating and Corporate Governance Committee is independent pursuant to Nasdaq listing standards. In considering candidates for election to the Board, the Nominating and Corporate Governance Committee evaluates the qualifications and performance of the incumbent directors, including consideration of whether the director continues to satisfy the minimum qualifications for director candidates, and reviews the performance of the director during the preceding term. In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee will solicit recommendations from members of the Board and the management of the Company. The Nominating and Corporate Governance Committee will assemble information concerning the background and qualifications of each candidate and determine if each candidate satisfies the minimum qualifications required of candidates and possesses any of the specific qualities that must be possessed by one or more members of the Board. The Nominating and Corporate Governance Committee will consider the contribution that the candidate can be expected to make to the overall functioning of the Board and the extent to which the membership of the candidate would promote diversity on the Board, with regard to professional background, experience, expertise, age, gender, ethnicity and country of citizenship.

It is the policy of the Nominating and Corporate Governance Committee that all persons nominated to serve as a director of the Company should possess certain minimum qualifications as threshold criteria. The Nominating and Corporate Governance Committee does not have a written policy regarding the consideration of diversity, however defined, and does not explicitly seek diversity in identifying and evaluating nominees for director. Instead, the Nominating and Corporate Governance Committee seeks such qualifications as, among others:

•	the personal integrity and ethical character of the candidate;
•	the absence of any conflicts of interest that would impair the candidate’s ability to exercise independent judgment or discharge the fiduciary duties of a director;

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•	the ability to represent fairly and equally stockholders of the Company;
•	demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor;
•	a demonstrated ability to function effectively in an oversight role;
•	a general business understanding of major issues facing public companies of comparable size and operational scope to the Company; and
•	adequate time to devote to the Board and its committees.

Only under exceptional and limited circumstances will the Nominating and Corporate Governance Committee approve a candidate who does not satisfy these requirements. The Nominating and Corporate Governance Committee will adhere to the applicable rules and guidelines of its principal stock exchange and the SEC.

The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders. Any stockholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate pursuant to the procedures set forth below under “Stockholder Communication with the Board of Directors”. The Nominating and Corporate Governance Committee will evaluate persons recommended by stockholders in the same manner as other candidates.

In addition, the Nominating and Corporate Governance Committee is responsible for, among other things, evaluating the effectiveness of the Board and its Committees, and for developing, updating as necessary, and recommending to the Board corporate governance -principles and policies applicable to the Company. The Company’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance that is available for review in the Corporate Governance section within the Investor Relations section of our Website at www.mediabistro.com. The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2013.

Directors’ Attendance

The Company does not currently have a formal policy regarding director attendance at the Company’s stockholder meetings. However, it is expected that, absent compelling circumstances, each director will attend each stockholder meeting. All directors attended the 2013 annual stockholder meeting. The Board of Directors met four times during the fiscal year ended December 31, 2013. Each of the directors attended all of the Board of Directors’ meetings and all of the meetings of each committee on which each such director serves.

Stockholder Communication with the Board of Directors

Generally, stockholders who have questions or concerns should visit our Investor Relations home page at www.mediabistro.com/corporate/investors.html. However, any stockholders who wish to address questions or other communications regarding our business directly to the Board of Directors, a committee or any individual director, should direct their questions or other communications in writing to the Chairman of the Board at Mediabistro Inc., 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854. The Chairman will forward all such communications as appropriate.

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EXECUTIVE OFFICER

Alan M. Meckler, the Chairman of the Board and Chief Executive Officer, is the Company’s sole executive officer.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Philosophy and Program Objectives

In order to recruit and retain the most qualified and competent individuals to the Company’s management team, the Company strives to maintain a compensation program that is competitive in the current labor market. The purposes of the Company’s compensation program are to attract and retain highly qualified employees and to reward performance. The following compensation objectives were considered in determining the compensation of our Chairman and Chief Executive Officer, Alan M. Meckler, and our Vice President and Chief Financial Officer, Donald J. O’Neill:

•	designing competitive compensation and stock incentive plan to enhance the Company’s ability to attract and retain knowledgeable and experienced executives;

•	setting compensation and incentive levels that reflect competitive market practices and that are geared towards both the current and long-term performance of the Company; and

•	ensuring that a significant portion of the total compensation package is determined by increases in stockholder value, in order to align the executives’ interests with those of the Company’s stockholders.

We refer to Messrs. Meckler and O’Neill collectively as the Named Executive Officers or “NEOs”. Mr. O’Neill resigned from the Company effective April 1, 2014.

•	determining the compensation of the NEOs based on their performance evaluations, consisting of components of compensation such as annual salary and long-term incentive compensation and perquisites, and any other matters relating to the compensation of the NEOs that the Compensation Committee considers appropriate, such as considerations regarding employment, severance, change of control or other compensation agreements or arrangements to be entered into or otherwise established between the Company and the NEOs; and

•	administering all equity-based compensation plans and arrangements with an aim toward furthering the Company’s long-term goals.

Comparative Compensation Data

The Compensation Committee has historically utilized information compiled by the Company specific to the media industry as a resource for determining competitive compensation for the Company’s NEOs, including information on salaries and long-term equity incentives of companies of varying size and market capitalization within the media industry. The Compensation Committee uses the benchmark information as a general framework and attempts to ensure that the total compensation for the Company’s NEOs is consistent with the range of total compensation being paid to executives at similarly sized companies in similar industries. It is important to note that the competitive compensation information is just one relevant consideration in the compensation assessment and decision process. As described in more detail in this compensation discussion and analysis, in addition to relevant market compensation information and each executive officer’s total compensation, the Compensation Committee also considers the following factors in reviewing and determining compensation levels for our NEOs:

•	Overall company performance measured in terms of financial performance, stockholder value creation, and execution of the Company’s management objectives;

•	Individual performance, including in particular, each individual executive’s contribution to successful implementation of long-term strategic direction; and

•	The relative mix between compensation elements as it relates to both fixed and variable, and cash and non-cash compensation.

The Compensation Committee periodically meets with the CEO to discuss the information supplied and to discuss proposed compensation changes for the NEOs other than himself, along with its initial conclusions as to compensation for the subsequent year.

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Compensation Elements

Although the Compensation Committee does not target a specific ratio between salary and equity awards, the Compensation Committee believes that the current mix of cash and equity-based compensation provided to the NEOs, by emphasizing incentive compensation that is at risk and tied to the Company’s financial performance, furthers the Company’s compensation philosophy and objectives stated above.

The key components of the NEO compensation are salary and stock option awards. A discussion of the various components of the NEO compensation for fiscal year 2013 follows.

Salary

Competitive base salaries are an important factor in a company’s ability to attract and retain its executive officers. The Compensation Committee reviews salary-related information to ensure that the salary program is competitive, and determines base salaries for the NEOs each year based on a variety of factors in addition to salary-related data regarding similar positions requiring similar qualifications within the industry, such as the executive’s experience, job responsibilities and the performance of such executive’s duties and responsibilities during the relevant year.

Stock Incentive Plan

The Company’s 2008 Plan (as defined below) is intended to provide employees with long-term rewards designed to appreciate in value with the favorable future performance of the Company. During 2013, the Company awarded stock options to employees, including NEOs, as part of a Company-wide grant program. The criteria the Company used to determine the number of stock options that the Company awarded included, with respect to each employee, the amount and value of past awards; the number of years of service to the Company; the employee’s position within the Company; current base salary and current number of stock options outstanding; and, with respect to the NEOs, the Compensation Committee’s assessment of the applicable NEO’s performance of regular duties and responsibilities during the calendar year, based on Board interaction with the NEOs and on the Company’s CEO’s assessment of their performance.

In addition, prior to 2007, the Company generally issued stock options with a life of ten years except for incentive stock options granted to the CEO. As a result of Mr. Meckler’s status as an affiliate of the Company, incentive stock options granted to him expire five years following the date of grant to ensure that the stock options retain their tax-qualified status. Beginning in 2007, the Compensation Committee determined that all future stock option grants should have a five-year term because this would result in less stock-based compensation expense for the Company based on applicable accounting principles. In September 2010, due in part to the sale of its Jupiterimages and Internet.com businesses in February and November 2009, respectively, the Compensation Committee determined that all future stock option grants would have a ten-year life and be issued as non-qualified stock options. Stock option grants vest equally on each of the first three anniversaries of grant.

The Compensation Committee believes that the stock option awards and the period over which they vest provide a method of retention and motivation for the executives of the Company and also encourage the executives to manage the Company in an effective manner with a goal of achieving long-term stock price appreciation.

Perquisite and Other Personal Benefit

The specific perquisites provided to each NEO during 2012 and 2013 are shown in the footnotes to the Summary Compensation Table below.

Severance

The Company is party to an employment agreement with Donald J. O’Neill under which, if the Company terminates his employment without cause, Mr. O’Neill is entitled to continue to receive his base salary and benefits for the period of six months following the date of such termination. Mr. O’Neill resigned from the Company effective April 1, 2014, without triggering the severance payments under his employment agreement.

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Tax Implications

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of the NEOs. Certain performance-based compensation is not subject to this deduction limit. Options granted under the Company’s 1999 Stock Incentive Plan and 2008 Plan generally qualify as performance-based compensation exempt from the deduction limitation of Section 162(m). While tax deductions are an important consideration in determining compensation levels, because the non-exempt annual compensation paid to each of the NEOs does not exceed the $1,000,000 limit, the Company has not adopted a formal policy requiring that all compensation must be deductible.

Summary Compensation Table

The following table sets forth all compensation paid to, or accrued by the Company for, the NEOs in respect of fiscal years 2012 and 2013. Alan M. Meckler and Donald J. O’Neill were the only NEOs of the Company during the periods presented.

Name and Principal Position	Year	Salary ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Alan M. Meckler Chairman and Chief Executive Officer	2013 2012	292,833 274,039	46,800 13,419	(1) (2)	– –	– –	339,633 287,458

Donald J. O’Neill(3) Vice President and Chief Financial Officer	2013 2012	218,101 215,500	23,400 6,710	(1)(2)	– –	– –	241,501 222,210

(1)	Amounts in the Option Awards column include the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codifications (“ASC”) Topic 718 for 2013 stock option awards based on a Black-Scholes value of $2.34 for each of 20,000 stock options for Mr. Meckler and 10,000 stock options for Mr. O’Neill. A discussion of assumptions relating to option awards may be found in Note 14 to the Consolidated Financial Statements in the Company’s 2013 Annual Report on Form 10-K.
(2)	Amounts in the Option Awards column include the aggregate grant date fair value computed in accordance with ASC Topic 718 for 2012 stock option awards based on a Black-Scholes value of $1.34 for each of 10,000 stock options for Mr. Meckler, 5,000 stock options for Mr. O’Neill.
(3)	Mr. O’Neill served as our Vice President and Chief Financial Officer until his resignation effective April 1, 2014.

Grants of Plan-Based Awards Table

The following table sets forth stock options granted during the fiscal year ended December 31, 2013, to the Company’s NEOs.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)
Alan M. Meckler	12/17/13	20,000	$2.97	$46,800
Donald J. O’Neill	12/17/13	10,000	$2.97	$23,400

(1)	The stock options presented will become exercisable in respect of one-third of the shares covered thereby on each of the first three anniversaries of their grant date or, if earlier, upon a change in control of the Company. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company for any reason. If an optionee undergoes a termination on account of retirement or disability, by the Company without cause, or with the written approval of the Compensation Committee, his vested options will remain exercisable until the earlier of the last day of the original option period and three months after the date of termination; upon an optionee’s death, each of his vested stock options will expire on the last day of the option period or, if earlier, the date that is twelve months after the date of the optionee’s death.

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Narrative Disclosure Relating to Summary Compensation Table
and Grants of Plan-Based Awards Table

Employment Agreements

The Company is party to an employment agreement with Donald J. O’Neill under which, if we terminate his employment without cause, Mr. O’Neill is entitled to continue to receive his base salary and benefits for the period of six months following the date of such termination. Mr. O’Neill resigned from the Company effective April 1, 2014. In connection with his resignation, we revised the termination date of his vested options, which will now terminate on the earlier of stated termination date of the options or March 31, 2015.

Stock Incentive Plans

In April 1999, Mediabistro established the Mediabistro 1999 Stock Incentive Plan (Amended and Restated as of March 5, 2008) (the “1999 Plan”) under which Mediabistro may issue qualified incentive or nonqualified stock options to employees, including officers, consultants and directors. The exercise price of the options granted under the 1999 Plan will not be less than the fair market value of the shares of Mediabistro’s common stock on the date of grant. In June 2006, the 1999 Plan was amended to increase the number of shares of Mediabistro common stock and options to purchase shares of Mediabistro common stock available for issuance thereunder to 1,714,285 shares.

At the Annual Meeting of Stockholders of Mediabistro in June 2008, Mediabistro’s stockholders approved the Mediabistro 2008 Stock Incentive Plan (the “2008 Plan”). The 2008 Plan, along with the form of Incentive Stock Option Agreement and the form of Nonqualified Stock Option Agreement were previously approved and adopted by Mediabistro’s Board in April 2008. The Compensation Committee of the Board administers the 2008 Plan, which allows for the grant of incentive stock options, nonqualified stock options, restricted stock, performance-based awards and other stock-based awards.

At the Annual Meeting of Stockholders of Mediabistro in June 2013, the 2008 Plan was amended to increase the number of shares reserved for issuance under the 2008 Plan by 250,000 shares, from 571,429 shares to 821,429 shares.

Subject to antidilution adjustments, 564,157 shares of Mediabistro common stock may be issued under the 2008 Plan, and up to 793,169 shares of common stock underlying outstanding awards granted under the 1999 Plan and 2008 Plan as of December 31, 2013. These shares will be available for grants following any expiration, cancellation, forfeiture, cash settlement, or other termination of such awards.

The 1999 and 2008 Plans permit the Compensation Committee to grant equity-based awards to participants, including non-qualified stock options, restricted stock, and other awards that are valued by reference to, or otherwise based on, the fair market value of the Company’s Common Stock. The Compensation Committee establishes vesting and performance requirements that must be met at the time of the grant of an award, as well as other terms and conditions relating to such award.

Generally, the Compensation Committee, in its sole discretion, may provide for the termination of an award and the payment of a cash amount in exchange for the cancellation of an award upon the consummation of a merger, a sale of all or substantially all of our assets or a reorganization or liquidation of the Company. All unvested awards will immediately vest upon a change in control of the Company.

The Board of Directors has the ability to amend, subject to stockholder approval for certain types of amendments, or terminate the plan at any time, provided that no amendment or termination will be made that impairs the rights of the holder of any award outstanding on the date of such amendment or termination.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2013, for each NEO.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)(2)(3)
Alan M. Meckler	03/04/2009	25,000	–	3.36	03/04/2014
	12/09/2009	42,858	–	5.39	12/09/2014
	09/27/2010	42,858	–	5.60	09/27/2020
	09/08/2011	14,286	7,143	6.44	09/08/2021
	11/14/2011	142,858	–	4.55	11/14/2021
	12/12/2011	14,286	7,143	3.71	12/12/2021
	12/05/2012	3,333	6,667	2.29	12/04/2022
	12/17/2013	–	20,000	2.97	12/16/2023

Donald J. O’Neill	06/14/2004	429	–	80.85	06/14/2014
	12/09/2009	14,286	–	4.90	12/09/2014
	06/09/2005	286	–	126.21	06/09/2015
	06/07/2006	429	–	101.85	06/07/2016
	09/27/2010	14,286	–	5.60	09/27/2020
	09/08/2011	4,762	2,381	6.44	09/08/2021
	12/12/2011	7,143	3,572	3.71	12/12/2021
	12/05/2012	1,667	3,333	2.29	12/04/2022
	12/17/2013	–	10,000	2.97	12/16/2033

(1)	Each stock option granted prior to 2007 has a ten-year term from date of grant except for stock options granted to Alan M. Meckler, which have a five-year term. Stock option grants vest equally on each of the first three anniversaries of their respective grant dates, but vesting will accelerate upon a change in control of the Company.
(2)	Each stock option granted from 2007 through 2009 has a five-year term from date of grant. Each stock option granted from 2010 through 2013 has a ten-year term from date of grant. Stock option grants generally vest equally on each of the first three anniversaries of their respective grant dates, but vesting will accelerate upon a change in control of the Company. However, the stock option granted to Mr. Meckler on November 14, 2011 vested immediately upon issuance. See “Certain Relationships and Related Transactions” for further information related to this stock option grant.
(3)	In connection with Mr. O’Neill’s resignation, we extended the term of his vested options. These options will expire on the earlier of the option expiration date set forth on the table above or March 31, 2015. The options that were unexercisable on the date of his resignation will terminate 90 days from his resignation to the extent unexercised, as provided by our stock incentive plans.

Option Exercises

The following table shows outstanding option exercises as of December 31, 2013, for each NEO.

Name	Number of Securities Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Donald J. O’Neill	15,430	21,302

(1)	The amount reported represents the market value on the date of exercise less the exercise price.

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Potential Payments Upon Termination or Change in Control

The Company is party to an employment agreement with Donald J. O’Neill under which, if we terminate his employment without cause, Mr. O’Neill is entitled to continue to receive his base salary and benefits for the period of six months following the date of such termination.

The table below reflects the amount of compensation and benefits payable to our Named Executive Officers in the event of a termination of employment or change in control. The amounts shown assume that the applicable triggering event occurred on December 31, 2013, and therefore, may differ from actual amounts paid upon a termination of employment on another date.

Name	Type of Payment	Termination of Employment ($)	Change in Control ($) (2)
Alan M. Meckler	Cash Severance	–	–
	Continued Benefits	–	–
	Equity Acceleration	–	$86,760

	Total	–	$86,760

Donald J. O’Neill	Cash Severance	$109,051	–
	Continued Benefits (1)	11,991	–
	Equity Acceleration	–	$39,843

	Total	$121,042	$39,843

______________________

(1)	The calculation of continued benefits for Mr. O’Neill assumes the monthly cost of coverage equals $1,999, which represents the monthly premiums to obtain coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act.
(2)	Upon a change in control of the Company, all unvested equity awards under the 1999 and 2008 Stock Incentive Plans will vest in full. The amount disclosed represents the dollar amount that would have been recognized for financial statement reporting purposes for the year ended December 31, 2013 in accordance with ASC Topic 718 had there been a change in control of the Company on December 31, 2013.

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DIRECTOR COMPENSATION

Directors of the Company who are also employees or officers of the Company do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board meetings.

Effective December 2012, non-employee directors of the Company are granted, on an annual basis, stock options to purchase 2,000 shares of Common Stock. Non-employee directors also receive an annual cash stipend of $20,000. In addition, each outside director receives a cash stipend of $5,000 for attendance at each board meeting held beyond the four scheduled meetings. The directors are also reimbursed for their expenses incurred in connection with their attendance at Board meetings. In addition, each non-employee director receives, upon becoming a director, options for 700 shares of Common Stock.

The Chairman of the Audit Committee is granted, on an annual basis, stock options to purchase 1,000 shares of Common Stock. The Chairman of the Audit Committee also receives an additional annual cash stipend of $10,000. In addition, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each are granted, on an annual basis, additional stock options to purchase 700 shares of Common Stock. The Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each receive an annual cash stipend of $5,000.

Director Compensation Table

The following table sets forth information with respect to total compensation paid by the Company during fiscal year 2013 to each non-management member of the Board of Directors.

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Wayne A. Martino	26,000	6,318	–	32,318
John R. Patrick	31,000	7,020	–	38,020
William A. Shutzer	26,000	6,318	–	32,318

(1)	Justin L. Smith served as a director until his resignation in September 2013. Mr. Smith was an employee of the Company during the time he served as a director, and as a result did not receive additional compensation as a director.
(2)	Amounts in the Option Awards column include the aggregate grant date fair value computed in accordance with ASC Topic 718 for 2013 stock option awards based on the Black-Scholes value of $2.34 for 2,700 stock options for each of Messrs. Martino and Shutzer and 3,000 stock options for Mr. Patrick. A discussion of assumptions relating to option awards may be found in Note 15 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2013 on all our equity compensation plans currently in effect.

Plan Category	Number of securities to be issued upon exercise of outstanding options or warrants (a)	Weighted-average exercise price of outstanding options or warrants (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders:	793,169	$5.59	564,157
Equity compensation plans not approved by stockholders:	–	–	–
Total:	793,169	$5.59	564,157

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COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2013 with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

William A. Shutzer, Compensation Committee Chairman

Wayne A. Martino

John R. Patrick

The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following individuals served on the Compensation Committee during the 2013 fiscal year: William A. Shutzer, Compensation Committee Chairman, Wayne A. Martino and John R. Patrick. The Compensation Committee makes all compensation decisions with respect to the Company’s NEOs. No interlocking relationship exists between the Board or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

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INDEPENDENT PUBLIC ACCOUNTANTS

Rothstein Kass, independent registered public accounting firm, audited the financial statements of the Company for the fiscal years ended December 31, 2012 and 2013. Such services consisted of the firm’s audit of and report on the Company’s annual financial statements and consultation on financial accounting and reporting matters as well as certain filings with the Securities and Exchange Commission (“SEC”).

During 2012 and 2013, the Company retained Rothstein Kass to provide services, all of which were approved by the Audit Committee, in the following categories and amounts:

	2012	2013
Audit fees	$125,000	$127,750
Audit-related fees	–	–
Tax fees	–	–
All other fees	–	–
Total	$125,000	$127,750

Audit Fees

Audit fees incurred or paid to Rothstein Kass were for services provided in conjunction with the audit of the annual consolidated financial statements included in the Company’s 2012 and 2013 Annual Reports on Form 10-K and for the review of the consolidated financial statements included in the quarters included in the years ended December 31, 2012 and December 31, 2013 and for other services related to SEC matters.

Audit-related Fees

Rothstein Kass did not perform any audit-related services for us in 2012 or 2013.

Tax Fees

Rothstein Kass did not perform any tax services for us in 2012 or 2013.

All Other Fees

We did not incur or pay to Rothstein Kass any fees except those reflected above in 2012 and 2013.

The Audit Committee has considered whether the provision of non-audit services by the Company’s principal auditor are compatible with maintaining auditor independence.

REPORT OF AUDIT COMMITTEE

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2013 as well as management’s report on internal control over financial reporting.

We have discussed with the independent auditors the matters required by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, “Independence Discussions with Audit Committees”, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors approved, that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

John R. Patrick, Audit Committee Chairman

Wayne A. Martino

William A. Shutzer

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ITEM 6: ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our Board of Directors is submitting a “say on pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, our Board of Directors and the Compensation Committee value the opinion of our stockholders and will review the voting results and seek to determine the causes of any significant negative voting result to better understand issues and concerns not previously presented.

Executive compensation is an important matter for our stockholders. The core of our executive compensation philosophy and practice continues to be to pay for performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead us successfully in a competitive environment.

The compensation of the NEOs is described on pages 68 to 73, including the Compensation Discussion and Analysis (“CD&A”) on pages 68 to 70. The CD&A section of this proxy statement provides additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal year 2013 compensation of the NEOs.

Required Vote to Approve the Advisory Vote on Executive Compensation

The advisory vote on compensation of the NEOs will be approved if a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting vote “FOR” such proposal.

Resolution

We are asking stockholders to vote on the following resolution on a non-binding, advisory basis:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table for fiscal year 2013 and the other related tables and disclosures).”

As indicated above, the stockholder vote on this resolution will not be binding on us or on the Board of Directors, and will not be construed as overruling any decision by us or by the Board of Directors. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for us or the Board of Directors.

Recommendation of Our Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” item 7, the approval of the compensation of the named executive officers.

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ITEM 7: PROPOSAL TO ADJOURN THE ANNUAL MEETING

Although it is not currently expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies to approve the Proposal to Sell the Business. Any adjournment may be made without notice, other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting. Approval of the Proposal to Adjourn the Annual Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies to approve the Proposal to Sell the Business requires, assuming a quorum is present, the affirmative vote of holders of a majority of Mediabistro’s outstanding shares of common stock entitled to vote and present at the Annual Meeting. If a quorum is not present at the Annual Meeting, the stockholders entitled to vote at the meeting may adjourn the meeting until a quorum is present. Any signed proxies received by us in which no voting instructions are provided on this matter will be voted “FOR” the Proposal to Adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies to approve the Proposal to Sell the Business. In addition, when any meeting is convened, the presiding officer, if directed by our Board of Directors, may adjourn the meeting if (i) no quorum is present for the transaction of business or (ii) our Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which our Board of Directors determines has not been made sufficiently or timely available to stockholders or otherwise to exercise effectively their voting rights. Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

No Appraisal or Dissenters’ Rights

Stockholders who do not approve the Proposal to Adjourn the Annual Meeting may vote against the proposal, but under the General Corporation Law of the State of Delaware appraisal and dissenters’ rights are not provided to stockholders in connection with this action.

Vote Required to Approve the Proposal to Adjourn the Annual Meeting

Approval of the Proposal to Adjourn the Annual Meeting will require the affirmative vote of holders of a majority of Mediabistro’s outstanding shares of common stock entitled to vote and present at the Annual Meeting.

Recommendation of Our Board of Directors

The Board of Directors UNANIMOUSLY recommends that you vote “FOR” Item 8, the proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

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OTHER ACTIONS AT THE ANNUAL MEETING

The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxy holder will vote proxies granted by stockholders in accordance with their best judgment.

STOCKHOLDERS’ PROPOSALS

To be considered for inclusion in the Company’s proxy statement relating to the Annual Meeting of Stockholders to be held in 2015, the Secretary of the Company must receive stockholder proposals no later than 120 days prior to [_____]. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days prior to [_____]. All stockholder proposals should be sent to the attention of Corporate Secretary, Mediabistro Inc., 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company’s securities with the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure by such persons to file these reports in a timely manner during the 2013 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based solely on its review of such reports furnished to it, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee, among its other duties and responsibilities, reviews, monitors and approves all related party transactions. The Audit Committee is responsible for reviewing all related party transactions on a continuing basis and potential conflict of interest situations where appropriate. No director shall participate in any discussion or approval of a transaction for which he is a related party, except that this director shall provide all material information concerning the transaction to the Audit Committee.

On May 29, 2009, we entered into a loan agreement in the amount of $7.2 million with our Chief Executive Officer, Alan M. Meckler (the “2009 Meckler Loan”).

In conjunction with the 2009 Meckler Loan, we (1) entered into a promissory note jointly and severally payable by us and our subsidiary, Mediabistro.com Subsidiary Inc. (“MB Subsidiary”), to Mr. Meckler (the “2009 Note”), (2) entered into a Security Agreement with Mr. Meckler (the “Security Agreement”) pursuant to which we granted to Mr. Meckler a security interest in our assets, (3) entered into an Intellectual Property Security Agreement with Mr. Meckler (the “IP Security Agreement”) pursuant to which we granted to Mr. Meckler a security interest in our intellectual property, (4) entered into a Pledge Agreement by us in favor of Mr. Meckler (the “Pledge Agreement”) pursuant to which we granted to Mr. Meckler a security interest in and an assignment of all of the shares of stock or other equity interest of MB Subsidiary owned by us, and (5) agreed to enter into a Blocked Account Control Agreement with Mr. Meckler and a depositary bank, to further secure the Note (the “Control Agreement” and, together with the 2009 Note, the Security Agreement, the IP Security Agreement and the Pledge Agreement, the “Company Loan Documents”).

Simultaneously, MB Subsidiary (1) entered into a Security Agreement with Mr. Meckler pursuant to which MB Subsidiary granted to Mr. Meckler a security interest in MB Subsidiary’s assets (the “MB Subsidiary Security Agreement”), (2) entered into an Intellectual Property Security Agreement with Mr. Meckler pursuant to which MB Subsidiary granted to Mr. Meckler a security interest in MB Subsidiary’s intellectual property (the “MB Subsidiary IP Security Agreement”), and (3) agreed to enter into a Blocked Account Control Agreement with Mr. Meckler and a depositary bank, to further secure the 2009 Note (the “MB Subsidiary Control Agreement” and, together with the MB Subsidiary Security Agreement and the MB Subsidiary IP Security Agreement, the “MB Subsidiary Documents”).

To fund the 2009 Meckler Loan, Mr. Meckler used a portion of the proceeds of a residential mortgage loan that Bank of America, N.A. (“BOA”) granted to Mr. Meckler and Mrs. Ellen L. Meckler (the “BOA Loan”). Pursuant to a Collateral Assignment of the 2009 Note dated May 29, 2009, by Mr. Meckler to BOA, Mr. Meckler collaterally assigned the 2009 Note to BOA as additional collateral for the BOA Loan. Payment terms of the 2009 Meckler Loan reflect pass through of the BOA Loan payment terms (excluding those funds borrowed pursuant to the BOA Loan for Mr. Meckler’s personal use). As a result, the interest rate, amortization schedule and maturity date of each loan are identical.

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On September 1, 2010, we entered into a note modification agreement (“Note Modification Agreement”) with Mr. Meckler. The Note Modification Agreement reduced the interest rate of the 2009 Note from 4.7% to 3.4% per annum. Interest on the outstanding principal amount is due and payable on the first day of each calendar month through June 2014. Thereafter, principal and interest is due and payable in equal monthly payments in an amount sufficient to pay the loan in full based on an amortization term of 15 years. In addition to the interest rate reduction noted above, the Note Modification Agreement also reduced the required minimum monthly principal and interest payments that commence on July 1, 2014.

On November 14, 2011, we along with MB Subsidiary, entered into a 2nd Note Modification Agreement with Mr. Meckler. The 2nd Note Modification Agreement amends the 2009 Note, which is described above. Under the 2nd Note Modification Agreement, the parties agreed to terminate our obligation to make a monthly accommodation fee of $40,000 to Mr. Meckler. As a result, the 2nd Note Modification Agreement reduces the effective interest payable on the 2009 Meckler Loan by $480,000 per year. We granted Mr. Meckler a fully vested stock option to purchase 142,858 shares of our common stock pursuant to the terms of the 2008 Mediabistro Stock Option Plan. All other terms of the 2009 Meckler Loan remain unchanged.

Also on November 14, 2011, we, along with our wholly owned subsidiaries, MB Subsidiary and Inside Network: (1) entered into a promissory note jointly and severally payable by the Company, MB Subsidiary and Inside Network to Mr. Meckler (the “2011 Note”); (2) entered into a Security Agreement by and between the Company and Mr. Meckler (the “MBIS Security Agreement”) pursuant to which the Company granted to Mr. Meckler a security interest in the Company’s assets; (3) entered into an Intellectual Property Security Agreement by and between the Company and Mr. Meckler (the “2nd IP Security Agreement”) pursuant to which the Company granted to Mr. Meckler a security interest in the Company’s intellectual property; and (4) entered into a Pledge Agreement by the Company in favor of Mr. Meckler (the “2nd Pledge Agreement”), and together with the 2011 Note, the MBIS Security Agreement and the 2nd IP Security Agreement, (the “2011 Company Loan Documents”) pursuant to which the Company granted to Mr. Meckler a security interest in and assignment of all of the shares of stock or other equity interest of MB Subsidiary and Inside Network owned by the Company.

In the 2011 Note, Mr. Meckler loaned us $1,750,000 (the “2011 Meckler Loan”). The interest rate of the 2011 Note at the time of the loan was 3.10% per annum. Interest on the outstanding principal amount is due and payable monthly until August 2014. Thereafter, principal and interest is due and payable in equal monthly installments, with the outstanding principal amount, together with all accrued interest thereon, due and payable on August 18, 2016. The 2011 Note may be prepaid at any time without penalty or premium.

In partial consideration of the 2011 Note and the 2nd Note Modification Agreement, Inside Network entered into a Security Agreement by and between Inside Network and Mr. Meckler pursuant to which Inside Network granted to Mr. Meckler a security interest in Inside Network’s assets (the “Inside Network Security Agreement”) to secure Inside Network’s obligations under the 2011 Note and the 2009 Note.

The 2011 Company Loan Documents and Inside Network Security Agreement contain customary terms for a loan transaction of this type. If an Event of Default (as defined in the 2011 Note) occurs and is continuing beyond a specified cure period, Mr. Meckler may declare the 2011 Meckler Loan immediately due and payable. The 2011 Meckler Loan also will become immediately due and payable upon certain events of bankruptcy or insolvency or in the event of a Change of Control (as defined in the 2011 Note) of MB Subsidiary, Inside Network, or the Company.

On July 27, 2012, we entered into a 3rd Note Modification Agreement with Mr. Meckler that reduces the interest rate (i) of the 2009 Note to 2.975% from 3.40% effective June 1, 2012, and (ii) of the 2011 Note to 2.40% from 3.10% effective on June 18, 2012.  All other terms of the promissory notes remain unchanged.

On November 1, 2013, we along with our wholly-owned subsidiaries, MB Subsidiary and Inside Network entered into an Amended and Restated Promissory Note (the “Restated Note”) with Mr. Meckler. The Restated Note combines, amends, restates and replaces, but does not extinguish, the obligations of the 2009 Note and the 2011 Note.

The Restated Note combines the outstanding principal amounts of the 2009 Note and the 2011 Note along with applicable closing costs to $7,794,604 and extends the maturity date to September 1, 2043. Initially, interest accrues from August 27, 2013, at a rate of 5.5% per annum. Beginning September 1, 2018 (“Change Date”), the interest rate will convert to an adjustable rate based on a specified amount above LIBOR, initially not to exceed 7.5% per annum or be less than 5.5% per annum. Thereafter, the adjustable rate will never be increased or decreased on any single Change Date by more than 2.0% from the rate of interest that we paid for the preceding twelve months, and will never be less than 5.50% per annum or greater than 11.5% per annum. Interest only is payable in arrears beginning November 1, 2013 and each month thereafter until September 1, 2023. Beginning October 1, 2023 and continuing each month thereafter, the monthly payment will be in an amount sufficient to repay the principal and interest at the rate determined under the Restated Note in substantially equal installments by the maturity date.

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On November 15, 2013, we along with our wholly-owned subsidiaries, MB Subsidiary and Inside Network entered into a Second Amended and Restated Promissory Note (the “2nd Restated Note”) with Mr. Meckler. The 2nd Restated Note increases the principal amount of the Restated Note to $8,794,604, a $1.0 million increase. The terms of the 2nd Restated Note are otherwise substantially the same as the terms of the Restated Note.

In the event of change of control, Mr. Meckler may elect to make the remaining principal balance and all accrued and unpaid interest due and payable concurrently with the closing of the change of control event. A change of control includes a sale of our Company or either subsidiary to a third party or any merger, consolidation, restructuring or reorganization of our Company that results in the common stock holders immediately prior to the transaction possessing less than 50% of the voting power of the surviving entity. Upon the occurrence of an event of default, Mr. Meckler may, among other things, declare the entire outstanding balance under the 2nd Restated Note to be immediately due and payable, and/or exercise any other rights.

Mr. Meckler funded a portion of the Restated Note with a portion of the proceeds of his personal loan from BOFI Federal Bank (“BOFI”) with the intent that the principal and interest payments under the Restated Note will be utilized by Mr. Meckler to make payments under his note with BOFI. We must repay the 2nd Restated Note if Mr. Meckler is required to repay the BOFI note whether due to an event of default by Mr. Meckler under the BOFI note or otherwise.

To induce Mr. Meckler to enter into the 2nd Restated Note, pursuant to a Second Reaffirmation of Collateral Documents (the “Reaffirmation”), we reaffirmed our obligations under the collateral documents related to the Restated Note. To further induce Mr. Meckler to enter into the 2nd Restated Note, we issued to Mr. Meckler on November 14, 2013 a warrant for 301,124 shares of the Company’s common stock. The warrant is exercisable at any time on or after November 14, 2013 until the close of business on November 13, 2018 at an exercise price per share of $2.00, which was 110% of the closing price of the Company’s common stock on November 14, 2013. The exercise price and number of the shares of our common stock issuable upon the exercise of the warrant is subject to adjustment in the event of any stock dividend, stock split, recapitalization, reorganization or similar transaction. The warrant will terminate upon a fundamental transaction, which includes the acquisition of the Company or all or substantially all of its assets by another party.

We recorded a discount on the 2nd Restated Note based on the value of the warrants as of the date of issuance, which was $455,000. The discount is being amortized over the life of the 2nd Restated Note, and the carrying amount of the discount was $450,000 as of March 31, 2014.

Effective April 25, 2014, the Company entered into a Note Modification Agreement with Mr. Meckler that increases the principal amount of the Restated Note to $9.1 million, a $300,000 increase. Then on May 19, 2014, the Company entered into a Second Note Modification Agreement that increased the outstanding principal amount of the 2nd Restated Note to $9.4 million. Additionally, Mr. Meckler agrees to loan the company up to an additional aggregate principal amount of $400,000 in one or more advances. All other terms of the promissory notes remain unchanged.

Interest expense on the 2nd Restated Note was $121,000 during the three months ended March 31, 2014. Interest expense on the 2009 Meckler Loan and the 2011 Meckler Loan was $54,000 during the three months ended March 31, 2014.

DELIVERY OF MATERIALS

The rules of the SEC allow for householding, which is the delivery of a single copy of an annual report and proxy statement to any address shared by two or more stockholders. This combined mailing must be addressed to the security holders as a group. Duplicate mailings can be eliminated by allowing stockholders to consent to such elimination, or through implied consent if: (1) it is believed that the stockholders are members of the same family, (2) the stockholders are notified that householding is to be used, (3) the stockholders do not request continuation of duplicate mailings and (4) proxy materials are posted online at www.mediabistro.com by clicking on the Investor Relations option. If you own shares of Common Stock in your own name as a holder of record, householding will not apply to your shares. If your shares of Common Stock are held in street name, depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to discontinue duplicate mailings to your address. If you wish to revoke your consent to householding, and instead want mailings made to each individual at the shared address, you must contact your broker, bank or other nominee.

If you wish to request extra copies free of charge of our Annual Report or proxy statement, please either send your request in writing to Mediabistro Inc., 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854, Attention: Investor Relations; make your request by calling 203-662-2800; or find our materials on our website at www.mediabistro.com.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

Mediabistro files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy this information at, or obtain copies of this information by mail from, the SEC's Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Mediabistro’s filings with the SEC are also available to the public from commercial document retrieval services and through the SEC's website at www.sec.gov.

Mediabistro will make available a copy of its public filings through the "Investor Relations" section of its website at www.mediabistro.com, free of charge, as soon as reasonably practicable after Mediabistro files the reports electronically with the SEC. If you have more questions about the sale of the Business, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed proxy card, you should contact Investor Relations in writing at Mediabistro Inc., 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854, or by email at [investinginquiries@Mediabistro.com].

Explanatory Note Regarding the Asset Purchase Agreement and Other Documents

This proxy statement contains a description of representations and warranties made in the Asset Purchase Agreement and other contracts and documents that are attached or filed as annexes to this proxy statement or are incorporated by reference into this document. These representations and warranties, including those made in the Asset Purchase Agreement, were made only for the purposes of such contracts or other documents and solely for the benefit of the parties to such contracts or other documents as of specific dates, may be subject to important limitations and qualifications agreed to by the contracting parties (including Mediabistro, the subsidiaries of Mediabistro, and PGM-MB), including certain confidential disclosures that the parties made to each other in connection with the negotiation of such contracts or other documents, which disclosures may not be reflected in the contract or document itself, including the Asset Purchase Agreement, and may not be complete. Furthermore, these representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, may be subject to contractual standard of materiality different from those generally applicable to public disclosures to stockholders and reports and documents filed with the SEC, and may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, the representations and warranties and other provisions of these contracts and other documents should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement, the documents incorporated by reference into this proxy statement, and reports, statements and filings that Mediabistro publicly files with the SEC from time to time.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. MEDIABISTRO HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [_____]. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

The Company will pay all of the expenses involved in preparing, assembling and mailing this proxy statement and the accompanying materials. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. The Company will reimburse expenses incurred in connection therewith. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation.

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FORM 10-K REPORT

Interested stockholders may obtain a copy of the Company’s Annual Report on Form 10-K for fiscal year 2013, and Amendment No.1 to the Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

Investor Relations

c/o Mediabistro Inc.

50 Washington Street, 9th Floor

Norwalk, CT 06854;

or by a telephone call to: 203-662-2800

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Annual Meeting and Proxy Statement, Annual Report and Annual Report on Form 10-K, as amended by Amendment No.1 on Form 10-K/A are available at http://corporate.mediabistro.com/corporate/sec.html.

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Mediabistro Inc.

50 Washington Street, 9th Floor

Norwalk, Connecticut 06854

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alan M. Meckler as proxy holder, with the power to designate a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Mediabistro Inc. held of record by the undersigned on May 29, 2014, at the Annual Meeting of Stockholders to be held at the offices of Mediabistro Inc., 475 Park Avenue South, 4th Floor, New York, New York 10016 on [_____], 2014, or any adjournment thereof. At his discretion, the proxy holder is authorized to vote such shares of common stock upon such other business as may properly come before the Annual Meeting.

IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES LISTED UNDER ITEM 5 AND “FOR” ITEMS 1, 2 3, 4, 6 and 7.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIABISTRO INC.

[_____], 2014

PROXY VOTING INSTRUCTIONS

MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible; or IN PERSON—You may vote your shares in person by attending the Annual Meeting.

\/ To vote by mail, please detach along the perforated line and mail in the envelope provided. \/

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEMS 1, 2, 3, 4, 6, and 7.
1.	To approve the sale of specified assets and the assumption of specified liabilities related to the Business by Mediabistro to PGM-MB as contemplated by the Asset Purchase Agreement, dated May 28, 2014, by and among Mediabistro, PGM-MB Holdings LLC and Prometheus Global Media, LLC.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve an amendment to our certificate of incorporation to change our name to Mecklermedia Corporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve, by non-binding, advisory vote, the compensation of Mediabistro’s named executive officers to be received in connection with the sale of the Business.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To ratify the adoption by the Board of Directors of the Rights Agreement, dated July 3, 2013, between Mediabistro and American Stock Transfer & Trust Company.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	To approve, by non-binding, advisory vote, the compensation of the named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

7.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the sale of the Business proposed under Item 1.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES LISTED BELOW WITH TERMS EXPIRING AT THE 2015 ANNUAL MEETING.
	NOMINEES: ☐Alan M. Meckler ☐Wayne A. Martino ☐John R. Patrick ☐William A. Shutzer		☐ FOR all nominees listed at left, except as marked below	☐ WITHHOLD AUTHORITY for all nominees listed to the left
INSTRUCTION: To withhold a vote for an individual nominee(s), write the name of such nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s).

To change the address on your account, please check the box at right and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:	Please sign exactly as your name or names appear on this proxy. When shares of common stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by an authorized person.

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ANNEX A

ASSET PURCHASE AGREEMENT

BY AND AMONG

MEDIABISTRO INC.,

PGM-MB HOLDINGS LLC, AND

PROMETHEUS GLOBAL MEDIA, LLC

MAY 28, 2014

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

EXHIBITS

Exhibits
Exhibit A	Definitions
Exhibit B	Form of Escrow Agreement
Exhibit C	Form of Bill of Sale and Assignment and Assumption Agreement
Exhibit D	Form of IP Assignments
Exhibit E	Form of Transition Services Agreement
Exhibit F	Form of Non-Compete Agreement

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of May 28, 2014, is entered into by and among Mediabistro Inc., a Delaware corporation (“Seller”), PGM-MB Holdings LLC, a Delaware limited liability company (“Buyer”), and solely with respect to Sections 6.5, 6.6, 6.8, 6.18 and Article X and the applicable provisions of Article IX, Prometheus Global Media, LLC, a Delaware limited liability company (“Buyer Parent”). Capitalized terms used and not otherwise defined herein have the meanings set forth in Exhibit A attached hereto for the purposes of this Agreement.

RECITALS

WHEREAS, the Seller Parties are engaged in the business of providing online publishing of editorial content, e-commerce offerings, online job board (including career oriented services such as freelancer marketplaces), online education and certificate programs for social media, traditional media and creative professionals and bundled subscription services of the foregoing (the “Business”);

WHEREAS, Seller’s services offerings include trade shows and conferences and research and data services and products (the “Retained Businesses”);

WHEREAS, Seller desires to sell substantially all of its and the Seller Subsidiaries’ assets, properties, rights and interests used in or related to the Business to Buyer, and Buyer desires to purchase and acquire the same from the Seller Parties in consideration of certain payments by Buyer to Seller and the assumption by Buyer of certain Liabilities of the Seller Parties, all on the terms and conditions set forth in this Agreement;

WHEREAS, the Seller Parties desire to conduct the Retained Business after the Closing of this Agreement; and

WHEREAS, concurrently with the execution of this Agreement, Alan M. Meckler and Buyer have entered into a voting agreement whereby Mr. Meckler has agreed to vote his shares of Seller’s stock in favor of the Transactions;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
PURCHASE AND SALE

1.1 Purchase and Sale of Assets. On the terms and subject to the conditions of this Agreement and the Ancillary Agreements, at the Closing, Seller shall, and shall cause the Seller Subsidiaries to, sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase and acquire from the Seller Parties, all right, title and interest of the Seller Parties in and to the Acquired Assets, as the same shall exist as of the Closing Date free and clear from all Liens, other than Permitted Liens. For purposes of this Agreement, “Acquired Assets” means all of the Assets, properties and rights of every kind (whether tangible or intangible) of any Seller Party other than the Retained Assets (as defined below), whether now existing or acquired prior to the Closing Date as the same may exist on the Closing Date, including:

(a) the Equipment, and all third party warranties and guarantees and other similar contractual rights as to third parties held by or in favor of any Seller Party with respect to any of the Equipment;

(b) the Inventory;

(c) all rights and interests in all contracts, agreements, arrangements, understandings, personal property leases, obligations (including purchase orders), commitments, undertakings, and pending bids or proposals which bids or proposals if accepted would result in a binding contract (whether written or oral, express or implied) (the “Contracts”) primarily related to the Business;

(d) to the extent transferable under applicable Law, the Licenses and Permits, if any;

(e) the Business IP and all content of Seller hosted on Twitter, Facebook, LinkedIn and all other social media sites (including all passwords associated with the foregoing accounts), together with the right to sue and collect for past, present and future infringement or misappropriation thereof, and all tangible embodiments thereof;

(f) to the extent transferable, all rights under or pursuant to warranties and guarantees made by suppliers, manufacturers or contractors in connection with products or services provided to the Business and all other claims and rights against third parties relating to the Acquired Assets or the Assumed Liabilities;

(g) to the extent transferable, any credits, prepaid expenses, deferred charges, deposits and claims for refunds or reimbursements, in each case, relating to any of the Acquired Assets or Assumed Liabilities;

(h) to the extent transferable, all insurance proceeds or rights to insurance proceeds under any insurance policies of Seller with respect to any of the Acquired Assets or Assumed Liabilities;

(i) all transferable telephone numbers listed on Schedule 1.1(i);

(j) other than as specifically set forth in Section 1.2(e), all books, records, ledgers, files, documents, correspondence, lists, plats, specifications, drawings, advertising and promotional materials, studies, Tax Returns (to the extent they relate to the Business and Acquired Assets, provided, however, that Seller may retain copies of such Tax Returns), reports and other materials (in whatever form or medium) that are used or held for use that relate to the conduct of the Business;

(k) all non-disclosure or confidentiality agreements entered into by or on behalf of Seller within the last 12 months related to the sale of the Business; and

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(l) all goodwill associated, or arising in connection, with the Business or any of the Acquired Assets.

1.2 Retained Assets. Notwithstanding any other provision of this Agreement to the contrary, the Seller Parties shall retain, and Buyer shall not acquire any Seller Party’s right, title or interest in or to, and the Acquired Assets will not include the following (collectively, the “Retained Assets”):

(a) Seller’s rights under this Agreement and the Ancillary Agreements to which any Seller Party is a party;

(b) all cash on hand and cash equivalents at the time of Closing, except for such cash or cash equivalents included in the Acquired Assets under Section 1.1(h), and all bank accounts;

(c) all Contracts of insurance and policies of insurance held by any Seller Party, including casualty, liability or group life, health or accident insurance;

(d) all Employee Plans and Assets related to any Employee Plan;

(e) each Seller Party’s corporate charter, qualification to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, corporate seal, minute books, stock transfer books, blank stock certificates, books and records (including Tax Returns) relating to federal, state, local or foreign income, net or gross receipts, franchise, estimated, alternative minimum, or add-on Taxes, and any other documents relating to the organization, maintenance or existence of any Seller Party as a corporation; and

(f) all Assets exclusively related to or used in the Retained Businesses;

(g) all equity interests in Seller and Seller’s Subsidiaries;

(h) the Leases;

(i) all accounts receivable for money due to any Seller Party arising out of the sale of goods or materials or the rendering of services prior to the Closing by or on behalf of any Seller Party that are in existence as of the Closing;

(j) Seller’s interests in that certain Asset Purchase Agreement dated as of August 7, 2009 by and between Seller (f/k/a WebMediaBrands Inc.) and QuinStreet, Inc.; and

(k) the Contracts, Assets, properties, rights and interests specifically described on Schedule 1.2(k).

1.3 Assumed Liabilities. On the terms and subject to the conditions contained in this Agreement and except as otherwise provided in Section 1.4, at the Closing, Buyer will assume and thereafter pay, perform or otherwise discharge only the following Liabilities of the Seller Parties (the “Assumed Liabilities”):

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(a) all Liabilities arising under or related to the Contracts included in the Acquired Assets from and after the Closing (other than Liabilities attributable to any breach or default, or deemed breach or default, by a Seller Party under the terms thereof), including all deferred revenue, including prepaid subscriptions and other similar liabilities, associated with such Contracts or the Business;

(b) all Liabilities, including without limitation Tax Liabilities, arising after the Closing Date to the extent arising out of or related to Buyer’s ownership or operation of the Business or Buyer’s use or ownership of the Acquired Assets;

(c) all Liabilities relating to the Transferred Employees, only to the extent arising following the Closing Date;

(d) Taxes arising as a result of the Transactions that are the responsibility of the Buyer pursuant to Section 6.13(f), or for which Buyer is responsible pursuant to any of the Ancillary Agreements; and

(e) all Liabilities specifically described on Schedule 1.3(e).

1.4 Retained Liabilities. Notwithstanding any other provision of this Agreement, the Seller Parties shall retain, and Buyer shall not assume or be responsible or liable with respect to any, Liabilities of any Seller Party other than the Assumed Liabilities (collectively, the “Retained Liabilities”). By way of example and not of limitation, Buyer will not be responsible for any of the following (each of which will constitute a Retained Liability):

(a) all accounts payable of the Seller arising out of the purchase of goods, materials or services prior to the Closing by or on behalf of the Seller that are in existence as of the Closing;

(b) the Seller Transaction Expenses;

(c) any Liability relating to, based in whole or in part on events or conditions occurring or existing in connection with, or arising out of, any Retained Assets;

(d) all Indebtedness of any Seller Party outstanding as of the close of business on the Closing Date (including, for the avoidance of doubt, all Indebtedness payable to Alan M. Meckler);

(e) any Liabilities under the Leases or with respect to the Leased Real Property;

(f) any Liability or obligation of any Seller Party or relating to the Business, the Acquired Assets or the Assumed Liabilities with respect to: (i) Taxes for any Pre-Closing Tax Period, (ii) Taxes arising as a result of the Transactions that are the responsibility of Seller pursuant to Section 6.13(f), or for which a Seller Party is responsible pursuant to any of the Ancillary Agreements, and (iii) other Taxes of a Seller Party of any kind that become a Liability of the Buyer as a transferee or successor, or otherwise by operation of Contract or Law;

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(g) any Liability arising out of or related to the generation, use, handling, presence, treatment, storage, transportation, disposal or Release of any Hazardous Materials, including any offsite disposal of Hazardous Materials, in connection with (i) the Retained Assets, whether before or after Closing, or (ii) the ownership or the operation of the Business, the Leased Real Property, or the Acquired Assets prior to the Closing, in each case, including any such Liabilities resulting from violations of applicable Environmental Laws;

(h) any Liabilities arising out of or relating to any current or former officer, director, employee, consultant, leased employee, independent contractor or contract employee, including all eligible beneficiaries, of any Seller Party, and further including the employment, engagement, compensation and termination thereof by any Seller Party occurring prior to, and on or after the Closing Date or as a result of the Transactions, including as a result of a change of control or under any Employee Plan, Multiemployer Plan (including any related withdrawal liability) or any claim for benefits, equity awards, bonuses or other incentives or under COBRA or HIPAA;

(i) other than as expressly assumed pursuant to Section 1.3(a) above, any Liability arising out of or relating to services provided or products designed, manufactured, sold or repaired in connection with the Business on or prior to the Closing Date, including all product return, rebate, credit and warranty obligations, and all product liabilities, relating thereto;

(j) any Liability arising out of or relating to any action, charge, claim (including any cross-claim or counter-claim), suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation relating to the Business relating to any period on or prior to the Closing Date;

(k) any Liability of Seller under the Agreement and the Ancillary Agreements to which any Seller Party is a party; and

(l) the Liabilities specifically described on Schedule 1.4(l).

1.5 Closing Payment.

(a) Closing Payment Calculation. At the Closing, Buyer will pay to Seller, by wire transfer of immediately available funds to an account or accounts designated by Seller, an amount equal to (i) Eight Million Dollars ($8,000,000) (the “Initial Purchase Price”), minus (ii) the Escrow Amount. The sum of the Initial Purchase Price less the Escrow Amount, is referred to herein as the “Closing Payment”.

(b) Escrow Holdback. To secure the indemnification obligations of Seller set forth in Article VII, at the Closing, Buyer will deposit an amount equal to One Million Five Hundred Thousand Dollars ($1,500,000) less the amount by which any Covered Buyer Expenses incurred as of the Closing Date exceed, in the aggregate, the Covered Buyer Expense Deductible (the “Escrow Amount”) out of the Initial Purchase Price in immediately available funds in an escrow account (the “Escrow Fund”) with Deutsche Bank Trust Company Americas, a New York banking corporation, as escrow agent (the “Escrow Agent”), pursuant to the terms and conditions of an escrow agreement (the “Escrow Agreement”) in substantially the form attached hereto as Exhibit B.

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1.6 Allocation of Purchase Price.

(a) Within 90 days after the Closing Date, Buyer will provide to Seller copies of Internal Revenue Service Form 8594 and any required exhibits thereto (the “Allocation Statement”), prepared in accordance with Section 1060 of the Code setting forth its calculation of the amount of the total consideration (including Assumed Liabilities) allocable to the Acquired Assets, including the amount allocable to the covenant not to compete described in Section 6.6(b).

(b) Seller will review the Allocation Statement and, to the extent Seller disagrees in good faith with the content of the Allocation Statement, Seller will inform Buyer of such disagreement within 45 days after receipt of the Allocation Statement. Seller and Buyer will attempt in good faith to resolve such disagreement. If Seller and Buyer are unable to agree on the Allocation Statement within 180 days after the Closing Date, Seller and Buyer will each use their own allocation statement.

(c) If Buyer and Seller agree on the Allocation Statement, Buyer and Seller will report the allocation of the total consideration among the Acquired Assets in a manner consistent with the Allocation Statement and will act in accordance with the Allocation Statement in the preparation and timely filing of all income Tax Returns (including filing Form 8594 with their respective federal income Tax Returns for the taxable year that includes the Closing Date and any other forms or statements required by the Code, the Internal Revenue Service or any applicable state or local Tax Authority). Buyer and Seller agree to promptly provide the other Party with any additional information and reasonable assistance required to complete Form 8594 or compute Taxes arising in connection with (or otherwise affected by) the Transactions.

(d) Buyer and Seller will promptly inform one another in writing of any challenge by any Tax Authority to any allocation made pursuant to this section and agree to consult with and keep one another informed with respect to the status of, and any discussion, proposal or submission with respect to, such challenge.

(e) Any adjustments to the Purchase Price shall be allocated in a manner consistent with the Allocation Statement.

ARTICLE II

CLOSING

2.1 Closing. The closing of the Transactions (the “Closing”) will occur within three Business Days following the satisfaction or waiver of each of the conditions to Closing set forth in Article V at the offices of Jenner & Block LLP, 919 Third Avenue, New York, New York, or at such other place or on such other date as the Parties may agree in writing. The date on which the Closing actually occurs will be referred to as the “Closing Date,” and the Closing will be deemed effective as of 11:59 p.m., Eastern Time, on the Closing Date.

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2.2 Documents To Be Delivered By Seller. At the Closing, Seller shall (and with respect to items (a) and (b) below shall cause the Seller Subsidiaries to) deliver to Buyer:

(a) a duly executed counterpart of the bill of sale and assignment and assumption agreement, in substantially the form attached as Exhibit C (the “Bill of Sale and Assignment and Assumption Agreement”);

(b) duly executed counterparts of the intellectual property assignments, in substantially the form attached as Exhibit D and domain name assignments in the form required by the registrars of the domain names included in the Acquired Assets (the “IP Assignments”);

(c) a duly executed counterpart of the Escrow Agreement;

(d) a duly executed counterpart of the transition services agreement, in substantially the form attached as Exhibit E (the “Transition Services Agreement”);

(e) a good standing certificate for Seller from the Secretary of State of the State of Delaware, dated no earlier than 10 Business Days prior to the Closing Date;

(f) a certificate of a Secretary, Assistant Secretary or other similar officer of Seller certifying as to (i) the resolutions of the board of directors of Seller approving and authorizing this Agreement, the Ancillary Agreements to which Seller is a party and the Transactions and (ii) the requisite approval and authorization of this Agreement and the Transactions by the stockholders of Seller;

(g) copies of all Closing Consents;

(h) the certificate required by Section 5.1(e);

(i) releases, including termination statements under the Uniform Commercial Code of any financing statements filed against any Acquired Assets, evidencing discharge, removal and termination of all Liens required by Section 5.1(h), which releases shall be effective at or prior to the Closing;

(j) evidence of the change of Seller’s and Mediabistro.com Subsidiary Inc.’s, a Delaware corporation (“MB Sub”), corporate name, effective as of the Closing;

(k) a certificate of non-foreign status from Seller dated as of the Closing Date in form and substance required by Treasury Regulations Section 1.1445-2(b)(2) issued pursuant to Section 1445 of the Code stating that no Seller Party is a foreign person within the meaning of Section 1445 of the Code; and

(l) a noncompetition and nonsolicitation agreement, duly executed by Alan Meckler in the form attached hereto as Exhibit F (the “Noncompete Agreement”).

2.3 Payment and Documents To Be Delivered By Buyer.

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(a) At the Closing, Buyer shall deliver to Seller (and with respect to items (ii) and (iii) below, the applicable Seller Subsidiary):

(i) the Closing Payment;

(ii) a duly executed counterpart of the Bill of Sale and Assignment and Assumption Agreement;

(iii) duly executed counterparts of the IP Assignments;

(iv) a duly executed counterpart of the Escrow Agreement;

(v) a duly executed counterpart of the Transition Services Agreement;

(vi) a duly executed counterpart of the Noncompete Agreement

(vii) the certificate required by Section 5.2(d);

(viii) a good standing certificate for Buyer from the Secretary of State of the State of Delaware, dated no earlier than 10 Business Days prior to the Closing Date; and

(ix) a certificate of a Secretary, Assistant Secretary or other similar officer of Buyer certifying as to (i) the resolutions of the board of directors of Buyer approving and authorizing this Agreement, the Ancillary Agreements to which Seller is a party and the Transactions and (ii) the requisite approval and authorization of this Agreement and the Transactions by the stockholders of Buyer.

(b) At the Closing, Buyer shall deliver the Escrow Amount to the Escrow Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Except as set forth in the Disclosure Schedules delivered by Seller to Buyer concurrently with the execution and delivery of this Agreement, Seller hereby represents and warrants to Buyer as set forth in this Article III. The schedule numbers contained in the Disclosure Schedules correspond to the section numbers of the representations and warranties in the Agreement. Any matter, information or item disclosed in the Disclosure Schedules qualifies the corresponding section in the Agreement and the other sections in the Agreement, as the case may be, to the extent that it is reasonably apparent on its face that such disclosure qualifies or applies to such other section(s). The inclusion of any matter, information or item in the Disclosure Schedules does not (i) constitute an admission of any liability or obligation by Seller or any other person to any third party, or (ii) otherwise imply that any such matter, information or item is material or creates a measure for materiality for the purposes of the Agreement or any other purpose. No disclosure in the Disclosure Schedules relating to any possible breach or violation of any Contract or Law may be construed as an admission or indication that any such breach or violation exists or has actually occurred. Where the terms of a Contract, action or other disclosure item have been summarized or described in the Disclosure Schedules, such summary or description does not purport to be a complete statement of the material terms of such Contract, action or other item and are qualified by reference to the text of the Contract, action or documents described.

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3.1 Corporate Organization and Standing. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to operate the Business, to own, lease or use the properties used or held for use in the Business, to carry on the Business as presently conducted and to enter into and perform this Agreement and the Ancillary Agreements to which Seller is a party and the Transactions. Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the Business as now being conducted by it or the property owned or leased by it makes such qualification necessary. Each Seller Subsidiary is a corporation duly organized, validly existing and in good standing under the Laws of the state of its incorporation and has all requisite corporate power and authority to operate the Business, to own, lease or use the properties used or held for use in the Business, to carry on the Business as presently conducted and to enter into and perform the Ancillary Agreements to which it is a party and the Transactions. Each Seller Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the Business as now being conducted by it or the property owned or leased by it makes such qualification necessary.

3.2 Authorization. The execution and delivery by Seller of this Agreement and the Ancillary Agreements to which Seller is or is to become a party, the performance of its obligations hereunder and thereunder, and the Transactions have been duly and validly authorized by all necessary corporate action on the part of Seller other than the Seller Stockholder Approval. Seller has the right, power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is or is to become a party and to perform its obligations hereunder and thereunder. This Agreement has been, and each of the Ancillary Agreements to which Seller or a Seller Subsidiary is or is to become a party, when executed and assuming due authorization, execution and delivery by Buyer and each other party hereto or thereto other than a Seller Party, will be, duly executed and delivered by such Seller Party and constitute valid and legally binding obligations of Seller enforceable in accordance with their respective terms, except as such enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer and other laws affecting creditors’ rights generally (other than claims brought by Alan Meckler), and (ii) subject to the rules of law governing specific performance, injunctive relief, or other equitable remedies. The Board of Directors of Seller, has (a) (i) determined that the Transactions are in the best interests of Seller and its stockholders and approved and declared advisable this Agreement and the Transactions, on the terms and subject to the conditions set forth herein, and (ii) resolved to recommend that Seller’s stockholders vote in favor of the Transactions and (b) directed that this Agreement and the terms of the Transaction be submitted to the Seller’s stockholders for their approval. The execution and delivery by each Seller Subsidiary of the Ancillary Agreements to which it is to become a party, the performance of its obligations thereunder, and the Transactions have been duly and validly authorized by all necessary corporate action on the part of such Seller Subsidiary other than the Seller Stockholder Approval. Each Seller Subsidiary has the right, power and authority to execute and deliver the Ancillary Agreements to which it is to become a party and to perform its obligations hereunder and thereunder.

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3.3 No Conflict or Violation. Except as set forth on Schedule 3.3, neither the execution and delivery of this Agreement or the Ancillary Agreements to which any Seller Party is a party nor the consummation of the Transactions will (a) require consent under or violate, conflict with or result in or constitute a default under or result in the termination or the acceleration of, or the creation in any party of any right (whether or not with notice or lapse of time or both) to declare a default, accelerate, terminate, modify or cancel any Material Contract to which any Seller Party is a party or by which it is bound, (b) violate, conflict with or result in a breach of or constitute a default under any provision of the articles of incorporation or by-laws of any Seller Party, (c) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, pronouncement, rule or regulation of any court or Governmental Authority to which any Seller Party or the Business is subject, (d) violate, conflict with or result in a breach of any law, statute, regulation, rule, ordinance, requirement, directive, restriction, order, judgment, decree, or other binding action or requirement of any Governmental Authority (a “Law”), or (e) result in the creation or imposition of any Lien upon the Acquired Assets, other than a Permitted Lien.

3.4 Seller SEC Documents; Financial Statements.

(a) Seller has filed and furnished all required reports, schedules, forms, prospectuses, and registration, proxy and other statements with the SEC since January 1, 2012 (collectively and together with all documents filed on a voluntary basis on Form 8-K, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Seller SEC Documents”). None of Seller’s Subsidiaries is required to file periodic reports with the SEC pursuant to the Exchange Act. Seller has made available (including via EDGAR) to Buyer true and complete copies of the Seller SEC Documents filed with the SEC by Seller on or prior to the Closing Date, and Seller shall make available (including via EDGAR) to Buyer true and complete copies of any Seller SEC Documents filed with the SEC by Seller after the date hereof and prior to the Closing Date. As of their respective filing dates, (i) the Seller SEC Documents complied or will comply, as applicable, in all material respects with the requirements of the Exchange Act and the Securities Act and (ii) none of the Seller SEC Documents contained or will contain, as applicable, any untrue statement of a material fact related to the Business or the Acquired Assets, or omitted or will omit, as applicable, to state a material fact required to be stated therein or necessary to make the statements made therein related to the Business or the Acquired Assets, in the light of the circumstances under which they were made, not misleading, except to the extent amended or superseded by a subsequently filed Seller SEC Document.

(b) Schedule 3.4(b) sets forth the following financial statements of the Business: (i) the unaudited balance sheet of the Business as of December 31, 2012 and December 31, 2013 and the related statements of income for the year then ended; and (ii) the unaudited balance sheet of the Business as of March 31, 2014 and the related statements of income for the three months then ended (together, the “Financial Statements”). The Financial Statements were prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated (except as otherwise stated in such Financial Statements) and fairly present in all material respects the consolidated financial condition and the results of operations of the Business as at the respective dates thereof and for the periods indicated therein.

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(c) Seller has implemented and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to ensure that all material information relating to Seller, including its consolidated Subsidiaries, required to be disclosed by Seller in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC and all such information is accumulated and communicated to Seller’s management, including its principal executive and principal financial officers, and to other individuals responsible for preparing such reports as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of Seller required under the Exchange Act with respect to such reports. Seller has disclosed, based on its most recent evaluation prior to the date hereof, to Seller’s outside auditors and the audit committee of Seller’s board of directors (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) that are reasonably likely to adversely affect Seller’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Seller’s internal control over financial reporting.

(d) Seller’s system of internal controls over financial reporting is reasonably sufficient in all material respects to provide reasonable assurance regarding the reliability of Seller’s financial reporting and financial statements, and includes policies and procedures (i) providing reasonable assurance that (A) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and (B) receipts and expenditures are in accordance with the authorization of Seller’s management and directors and (ii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of Seller’s assets that could have a material effect on Seller’s financial statements. No significant deficiency or material weakness was identified in management’s assessment of internal controls as of December 31, 2013 with respect to the Business or Acquired Assets, nor has any such deficiency or weakness been identified between that date and the date of this Agreement with respect to the Business or Acquired Assets.

3.5 Absence of Undisclosed Liabilities. Neither Seller nor any of its Subsidiaries has any Liabilities related to the Business, other than those (i) set forth or adequately provided for in the Financial Statements, (ii) incurred or accrued since March 31, 2014 consistent with past practice (including in amount) and in the ordinary and normal course of business, (iii) incurred in connection with this Agreement or (iv) set forth on Schedule 3.5.

3.6 Real Property.

(a) Schedule 3.6(a) sets forth a list of each lease or similar agreement, including all amendments, modifications, supplements, renewals, extensions and guarantees related thereto (collectively, the “Leases”), related to the Leased Real Property.

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(b) Seller’s possession and quiet enjoyment of the Leased Real Property have not been disturbed, and Seller has not subleased, licensed or otherwise granted any Person the right to use or occupy all or any portion of the Leased Real Property nor has Seller collaterally assigned, mortgaged or otherwise encumbered its interest in any Leased Real Property. There are no condemnation or eminent domain proceedings pending against the Leased Real Property or, to the Knowledge of Seller, contemplated or threatened against the Seller’s interest in all or any part of the Leased Real Property, and all buildings, facilities and other improvements located on the Leased Real Property are supplied with utilities and other services necessary for the normal conduct of the business undertaken at such Leased Real Property.

3.7 Contracts. Set forth on Schedule 3.7 is a list of the following Contracts in each case which are used or held for use in or related to the conduct of the Business:

(a) any Contract, sales order or purchase order (i) to which Seller is a party or which is otherwise binding on Seller or the Business and is presently in effect which involves aggregate future payments by or to the Business in excess of $20,000 in any 12-month period or extends for a period of more than one year and is not terminable at will without penalty (other than normal course inventory purchase or sale Contracts) or (ii) between Seller and any distributors, customers, manufacturers’ agents or selling agents in excess of $10,000 (excluding advertising insertion orders);

(b) each joint venture, partnership, teaming or similar Contract involving a sharing of profits or expenses to which Seller is a party;

(c) each Contract or other agreement entered into outside the ordinary course of business under which Seller has agreed to indemnify any Person;

(d) each non-competition, restrictive covenant, exclusivity covenant or other agreement that restricts Seller or, to the Knowledge of Seller, any of its Employees from doing business anywhere in the world;

(e) each Contract presently in effect, whether or not fully performed, by Seller with any current or former officer, director, consultant, independent contractor, other Employee (or group of Employees) or equity holder (or group of equity holders), or labor organization representing Employees, of Seller;

(f) each Contract pursuant to which the Business is committed to make a capital expenditure or to purchase a capital asset in excess of $50,000 which is not contemplated by Seller’s capital expenditure budget for the Business;

(g) each Contract between Seller and any consultant, representative or broker of Seller;

(h) each Contract that is material to the Business and which relates to the Business IP or to third-party Intellectual Property Rights (including licenses-in and licenses-out);

(i) each Contract that (A) grants any Person other than Seller and its Affiliates any (1) exclusive license, supply or distribution rights or other exclusive rights, (2) “most favored nation” rights or (3) rights of first refusal, rights of first negotiation or similar rights with respect to any Business Product or Business IP or (B) contain any provision that requires the purchase of all or a given portion of the Business’s requirements from a given third party;

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(j) each Contract relating to the employment of any Employee and any change in control or retention agreement or other compensatory agreement under which benefits (including any severance, termination or “golden parachute” payments or similar payments, additional rights or benefits) exist or will arise, be increased or accelerated by the occurrence of the Transactions or upon the termination of employment or any other compensatory agreement (other than any agreement for “at will” employment) that provides for aggregate payments to any Person in any calendar year in excess of $50,000;

(k) each other Contract that is material to the Business or outside the ordinary course of business; and

(l) each Contract that would reasonably be expected to have a Material Adverse Effect if (i) any other party cancelled or terminated such Contract (with or without notice or passage of time), (ii) any other party claimed monetary damages (either individually or in the aggregate with all other such claims under such Contract) from Seller, or (iii) any obligation were accelerated or any benefit were lost under such Contract (the items described in clauses (a) through (k) together with the Leases and Business IP Contracts being collectively referred to herein as the “Material Contracts”).

Seller has made available to Buyer correct and complete copies of all Contracts listed or required to be listed on Schedule 3.7, together with all modifications or supplements thereto (or a description if unwritten). Seller has performed, or is performing, in all material respects all contractual obligations required to be performed by it to date under all Material Contracts. Seller is not in default in any material respect under any Material Contract, and to the Knowledge of Seller, no other party is in breach or default under or has repudiated any term of any Material Contract. Each Material Contract is legally valid and binding and enforceable against Seller and, to the Knowledge of Seller, against each other party thereto, in either case subject to the effect of bankruptcy, insolvency, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally and except as the availability of equitable remedies may be limited by general principles of equity. Each Material Contract will continue to be legally valid and binding and enforceable immediately following the Closing in accordance with its terms as in effect prior to the Closing, subject to the effect of bankruptcy, insolvency, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally and except as the availability of equitable remedies may be limited by general principles of equity. Seller has no Liabilities under any Material Contract providing for (i) penalties in the event of misfeasance by Seller in the performance of its duties thereunder, or (ii) the renegotiation or redetermination of profits or prices, nor will any of Seller’s costs which are incurred or accruable prior to the Closing under Material Contracts, or under subcontracts entered into between Seller and any other Person, be subject to disallowance. Seller has not received any written notice of termination, cancellation or non-renewal with respect to any Material Contract, and to the Knowledge of Seller, no other party to a Material Contract plans to terminate, cancel or not renew any Material Contract.

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3.8 Books and Records. The books and records of Seller maintained in connection with the Business (including (a) books and records relating to the purchase of materials and supplies, manufacture or processing of products, sales of products, dealings with customers, invoices, customer lists, inventories, supplier lists and personnel records, and (b) computer software and data in computer readable and human readable form used to maintain such books and records together with the media on which such software and data are stored and all documentation relating thereto) accurately record all transactions relating to the Business, and have been maintained consistent with good business practice.

3.9 Equipment. Set forth on Schedule 3.9 is a list of all material equipment, tools, goods, furnishings, fixtures, office equipment, production and other supplies and spare and repair parts, stores and other tangible personal property (whether owned or leased) in each case which is used by the Business or otherwise used or held for use in or related to the conduct of the Business (the “Equipment”).

3.10 Acquired Assets. Seller has good, valid and marketable title to all items of owned Acquired Assets, free and clear of all Liens of any kind except (a) Liens for Taxes and assessments or governmental charges or levies, in each case not yet due and payable, (b) Liens of landlords, carriers, warehousemen, mechanics and materialmen arising in the ordinary course of business under applicable Law, and (c) for Acquired Assets other than Intellectual Property Rights, minor imperfections of title, none of which, individually or in the aggregate, materially detracts from the value of or impairs the use of the affected Acquired Asset or impairs any operations of the Business as it is currently conducted (the Liens described in clauses (a) through (c) being collectively referred to herein as “Permitted Liens”). Other than as set forth on Section 3.10, the Acquired Assets include all Assets, properties and rights used or held for use by Seller that (y) are necessary to operate the Business as presently conducted and (z) generated the financial performance and results of operations reflected in the Financial Statements. The tangible Acquired Assets, including Equipment and the Leased Real Property, are in good operating condition and repair, ordinary wear and tear excepted, and are usable in the ordinary course of business.

3.11 Litigation. Except as set forth on Schedule 3.11, since January 1, 2011, Seller has not been a party to, nor, to the Knowledge of Seller, been threatened with any judgment, order, decree, claim, action, suit, proceeding or investigation related to the Business and, to the Knowledge of Seller, none of Seller’s Affiliates, directors, officers, agents or Employees (in their capacity as such) have been a party to or been threatened with any such judgment, order, decree, claim, action, suit, proceeding or investigation. There is no legal, arbitration, administrative or other formal proceeding or governmental investigation pending or, to the Knowledge of Seller, threatened against Seller that seeks to enjoin or otherwise challenges the consummation of any of the Transactions.

3.12 Licenses and Permits. Schedule 3.12 sets forth a list of all material licenses, franchises, permits, approvals and other similar authorizations, and any waivers of the foregoing, issued by or obtained from any Governmental Authority that are necessary for, or otherwise material to, the conduct of the Business (collectively, “Licenses and Permits”). All such Licenses and Permits are in full force and effect, and Seller is in compliance in all material respects with such Licenses and Permits.

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3.13 Environmental.

(a) To the Knowledge of Seller, the Business, Leased Real Property and Acquired Assets have at all times been in compliance with all Environmental Laws and the Licenses and Permits. Seller has timely given all notices, made all reports, and prepared and maintained all records required by Environmental Law.

(b) To the Knowledge of Seller, there has been no Release on or from the Leased Real Property which, with notice or the lapse of time, or both, would be required under Environmental Laws to be abated, remediated or reported to any Governmental Authority, and, to the Knowledge of Seller, there are no past or present conditions, events, circumstances or facts that could reasonably be expected to form the basis of any claim against Seller or the Business or related to the Leased Real Property based on or related to any Release or any violation of any Environmental Law.

(c) Seller has not received any notice of alleged, actual or potential responsibility for, or any inquiry concerning, and has no Knowledge of any investigation regarding, (i) any Release or threatened Release from or relating to its operation of the Business, the Leased Real Property or the Acquired Assets; or (ii) an alleged violation of or non-compliance of any Environmental Law or with the conditions of any License or Permit required under applicable Environmental Law and relating to its operation of the Business, Leased Real Property or the Acquired Assets.

(d) Notwithstanding any other provision herein, the representations and warranties contained in Section 3.13(a), (b), and (c) constitute Seller’s sole representations and warranties in respect of the compliance of the Business, Leased Real Property and Acquired Assets with Environmental Laws.

3.14 Intellectual Property.

(a) Registered IP. Schedule 3.14(a) accurately identifies: (i) each item of Registered Business IP (excluding uniform resource locators where the host is a domain name listed on Schedule 3.14(a)); (ii) the jurisdiction in which each such item of Registered Business IP has been registered or filed and the applicable registration or serial number; and (iii) any other Person that has an ownership interest in each such item of and the nature of such ownership interest.

(b) Inbound Licenses. Schedule 3.14(b) accurately identifies: (i) each Business IP Contract pursuant to which any Intellectual Property Right is licensed, sold, assigned, or otherwise conveyed or provided (including in the form of a covenant not to assert) by any Person to Seller (other than (A) agreements between Seller and its employees or freelancers and (B) any non-customized Software that (1) is so licensed, sold, assigned, or otherwise conveyed or provided solely in executable or object code form pursuant to a non-exclusive, internal use software license, and (2) is generally available on standard terms and has been licensed by Seller for less than $10,000 for internal-use in the Business); and (ii) whether the licenses or rights granted to Seller in each such Business IP Contract are exclusive or non-exclusive.

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(c) Outbound Licenses. Schedule 3.14(c) accurately identifies (i) each Business IP Contract pursuant to which any Person has been granted any license under, or otherwise has received or acquired any right (whether or not currently exercisable) or interest in (including in the form of a covenant not to assert), any Business IP (other than (A) the end user terms and conditions of use of the websites included in the Acquired Assets, and (B) any Business IP Contract that has expired or terminated and under which the benefit of any right or interest (including in the form of a covenant not to assert) granted in that Business IP Contract with respect to any Business IP does not continue to inure to any Person; and (ii) whether the licenses or rights granted under each such Business IP Contract are exclusive or non-exclusive. Seller is not bound by, and no Business IP is subject to, any Contract containing any covenant or other provision that in any way materially limits or restricts the use, sale, exploitation, assertion, or enforcement of any Business IP anywhere in the world.

(d) Royalty Obligations. Schedule 3.14(d) contains a complete and accurate list of all royalties, fees, commissions, and other amounts payable by Seller or its Affiliates to any other Person (other than sales commissions paid to employees according to Seller’s standard commissions plan) upon or for the use, manufacture, sale, license, or distribution of any Business Product or the use of any Business IP.

(e) Standard Form IP Agreements. Seller has provided to Buyer a complete and accurate copy of Seller’s standard form of any Business IP Contract currently used by Seller or currently in effect, including Seller’s standard form of: (i) employee handbook; (ii) consulting or independent contractor agreement containing any intellectual property assignment or license of Intellectual Property Rights; (iii) confidentiality or nondisclosure agreement; and (iv) end user terms and conditions of use of the Websites. Except as set forth in Schedule 3.14(f)(iv) or as would not have a material and adverse effect on the Business, no Business IP Contract materially deviates from the corresponding standard form agreement provided to Buyer in any of the following manners: (1) any Person has been granted any license under, or otherwise has received or acquired any right (whether or not currently exercisable) or interest in (including in the form of a covenant not to assert), any Business IP that is materially broader in scope than as set forth in the corresponding standard form agreement; (2) any Person has granted an assignment of, or license, right or other interest to, any Intellectual Property Right that is materially narrower in scope than as set forth in the corresponding standard form agreement (excluding any Business IP Contract with any freelancer pursuant to which Seller is granted a shorter period of exclusive publication rights than as set forth in the corresponding standard form agreement provided to Buyer); (3) Seller has undertaken any indemnification obligation that is materially broader in scope than as set forth in the corresponding standard form agreement; (4) any Person has undertaken any indemnification obligation that is materially narrower in scope than as set forth in the corresponding standard form agreement; or (5) any limitation of liability provision materially deviates from the corresponding standard form agreement.

(f) Ownership Free and Clear. Seller exclusively owns all right, title and interest to and in the Business IP free and clear of any Encumbrances (other than licenses and rights granted pursuant to the Business IP Contracts identified in Schedule 3.14(c), Permitted Liens, the end user terms and conditions of use of the Websites, or as set forth in Schedule 3.14(f)). Without limiting the generality of the foregoing:

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(i) Employees and Contractors. Except as set forth in Schedule 3.14(f)(i)(A), no current or former stockholder, officer, director or employee of Seller has any valid claim, right (whether or not currently exercisable) or interest to or in any Business IP or Business Product. To the Knowledge of Seller, no employee of the Business is (a) bound by or otherwise subject to any Contract restricting him or her from performing his or her duties for Seller or (b) in breach of any Contract with any former employer or other Person concerning Intellectual Property Rights or confidentiality due to his or her activities as an employee of Seller. Except as set forth in Schedule 3.14(f)(i)(B), to the Knowledge of Seller, each Person who is or was an employee or contractor of a third party who is or was involved in the creation or development of any Business Product or Business IP which has been assigned by such third party to Seller, has signed a valid, enforceable agreement containing an assignment of Intellectual Property Rights pertaining to such Business Product or Business IP in relation to such third party (enabling such rights to be assigned from such third party to Seller) and confidentiality provisions protecting the Business IP.

(ii) Government Rights. To the Knowledge of Seller, no funding, facilities or personnel of any Governmental Authority or any public or private university, college, or other educational or research institution were used, directly or indirectly, to develop or create, in whole or in part, any Business IP.

(iii) Protection of Proprietary Information. Seller has taken commercially reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all proprietary information pertaining to the Business or any Business Product that Seller holds, or purports to hold, as a trade secret. Without limiting the generality of the foregoing, no portion of the source code for any Software owned by Seller and currently used by Seller in connection with the Business has been disclosed (other than to employees or contractors of Seller bound by nondisclosure obligations) or licensed to any escrow agent or other Person.

(iv) Past IP Dispositions.  Except as set forth in the Schedule 3.14(f)(iv), in the five-year period immediately preceding the date hereof, Seller has not assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any Intellectual Property Rights to any other Person that, absent such assignment or transfer, would constitute Business IP.

(v) Standards Bodies. Seller is not and has not been a member or promoter of, or a contributor to, any industry standards body or similar organization that requires or obligates Seller to grant or offer to any other Person any license or right to any Business IP.

(vi) Sufficiency. Seller owns or otherwise has, and at the Closing Buyer will have, by ownership or license, all Intellectual Property Rights needed to conduct the Business as currently conducted and currently planned to be conducted by Seller.

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(g) Valid and Enforceable. All Business IP is valid, subsisting and enforceable. Without limiting the generality of the foregoing:

(i) Misuse and Inequitable Conduct. To the Knowledge of Seller, Seller has not engaged in patent or copyright misuse or any fraud or inequitable conduct in connection with Registered Business IP.

(ii) Trademarks. Except as set forth in Schedule 3.14(g)(ii), no Trademark owned, used or applied for by Seller in connection with the Business (collectively, the “Business Trademarks”) conflicts or interferes with any Trademark owned, used or applied for by any other Person; provided, however, that the foregoing representation and warranty shall be deemed to be made to the Knowledge of Seller with respect to any such conflict or interference caused by the use by Seller of any Business Trademark on any Website in any jurisdiction in which (A) such Business Trademark also is not Registered Business IP and (B) such use is solely an incidental consequence of such Website being available on a worldwide basis (and not, for example, as a result of Seller intentionally targeting such Website or Business Trademark use to Persons in that jurisdiction). No event or circumstance (including a failure to exercise adequate quality controls and an assignment in gross without the accompanying goodwill) has occurred or exists that has resulted in, or could reasonably be expected to result in, the abandonment of any Business Trademark.

(iii) Legal Requirements and Deadlines. To the Knowledge of Seller, each item of Registered Business IP is and at all times has been in material compliance with all Laws, and all filings, payments and other actions required to be made or taken to maintain such item of Business IP in full force and effect have been made by the applicable deadline, except where such failure would not have a material and adverse effect on the Business. No application for a copyright or trademark registration or any other type of Registered IP filed by or on behalf of Seller in connection with the Business has been abandoned, allowed to lapse or rejected in the last two years, except where such failure would not have a material and adverse effect on the Business.

(iv) Interference Proceedings and Similar Claims. Except as set forth in Schedule 3.14(h)(iv), no third party has challenged the scope, validity or enforceability of any Business IP in any Proceeding currently pending before the U.S. Patent and Trademark Office (or any foreign equivalent) or any other court or tribunal. To the Knowledge of Seller, there is no reasonable basis for a claim that any Business IP is invalid or unenforceable.

(h) Third-Party Infringement of Business IP. Except as set forth in Schedule 3.14(h), to the Knowledge of Seller, no Person is currently infringing, misappropriating or otherwise violating any Business IP. Schedule 3.14(h) accurately identifies (and Seller has provided to Buyer a complete and accurate copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered by Seller or any representative of Seller in the past two years regarding any actual, alleged or suspected infringement or misappropriation of any Business IP (other than (i) any notice of infringement sent or otherwise delivered by Seller or any representative of Seller under the Digital Millennium Copyright Act with respect to which the recipient has expeditiously removed or disabled access to the materials claimed to be infringing in such notice, (ii) cease and desist or other similar letters that were not material or that were otherwise resolved in the Ordinary Course of Business, where such resolution would not have a material and adverse effect on the Business), and provides a brief description of the current status of the matter referred to in such letter, communication, or correspondence.

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(i) Effects of This Transaction. Except as set forth in Schedule 3.14(i), neither the execution, delivery or performance of this Agreement (or any of the Ancillary Agreements) nor the consummation of any of the Transactions will, with or without notice or lapse of time, result in, or give any other Person the right or option to cause or declare, (i) a loss of, or Encumbrance on, any Business IP, (ii) a breach of or default under any Business IP Contract, (iii) the release, disclosure, or delivery of any Business IP by or to any escrow agent or other Person, or (iv) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of the Business IP.

(j) No Infringement of Third Party IP Rights. Except as set forth in Schedule 3.14(j), in connection with the operation of the Business, including the making, using, selling, development, licensing and distribution of the Business Products by Seller, Seller has not infringed (directly, contributorily, by inducement or otherwise), misappropriated or otherwise violated or made unlawful use of any Intellectual Property Right of any other Person or engaged in unfair competition and, and the operation of the Business, including the use, sale, manufacture or importation of any Business Product or Business Asset, does not infringe, violate or make unlawful use of any Intellectual Property Right of any other Person; provided, however, that the foregoing representation and warranty shall be deemed to be made to the Knowledge of Seller with respect to any such infringement, misappropriation or violation caused by the use by Seller of any Business Trademark on any Website in any jurisdiction in which (A) such Business Trademark also is not Registered Business IP and (B) such use is solely an incidental consequence of such Website being available on a worldwide basis (and not, for example, as a result of Seller intentionally targeting such Website or Business Trademark use to Persons in that jurisdiction). Except as set forth in Schedule 3.14(j), to the Knowledge of Seller, there is no reasonable basis for a claim that Seller, through the operation of the Business or use of sale of any Business Product, has (i) engaged in unfair competition, (ii) has infringed or misappropriated any Intellectual Property Right of another Person. Except as set forth in Schedule 3.14(j), to the Knowledge of Seller, there is no reasonable basis for a claim that any Business Product infringes, violates or makes unlawful use of any Intellectual Property Right of, or contains any Intellectual Property Right misappropriated from, any other Person. Without limiting the generality of the foregoing:

(i) Infringement Claims. Except as set forth in Schedule 3.14(j)(i), no infringement, misappropriation or similar claim or Proceeding is pending or, to the Knowledge of Seller, threatened against Seller (or against any other Person who is or may be entitled to be indemnified, defended, held harmless, or reimbursed by Seller) with respect to such claim or Proceeding with respect to the Business, Acquired Assets or Business IP. Other than any notice of infringement received by Seller under the Digital Millennium Copyright Act with respect to which Seller has expeditiously removed or disabled access to the materials claimed to be infringing in such notice, or cease-and-desist or other similar letters from third parties that were not material or that were otherwise resolved in the Ordinary Course of Business, where such resolution would not have a material and adverse effect on the Business, Seller has not received, within the two-year period preceding the Closing Date (or, in the case of any allegation of Patent infringement, within the four-year period preceding the Closing Date), any notice (whether in writing, via electronic communication or otherwise) (a) alleging infringement, misappropriation, or violation by Seller, the Business or the Acquired Assets, any of its employees or agents, or any Business Product of any Intellectual Property Rights of another Person or (b) asserting that Seller must (or suggesting that Seller) obtain a license to any Intellectual Property Right of another Person.

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(ii) Other Infringement Liability. Except as set forth in the Schedule 3.14(j)(ii), Seller is not bound by any Contract to indemnify, defend, hold harmless or reimburse any other Person with respect to, or otherwise assumed or agreed to discharge or otherwise take responsibility for, any existing or potential intellectual property infringement, misappropriation, or similar claim (other than indemnification provisions in Seller’s standard forms of Business IP Contracts) with respect to the Business.

(iii) Infringement Claims Affecting In-Licensed IP. Except as set forth in the Schedule 3.14(j)(iii), to the Knowledge of Seller, no claim or Proceeding involving any Intellectual Property Right licensed to Seller in connection with the Business is pending or has been threatened, except for any such claim or Proceeding that, if adversely determined, would not adversely affect (a) the use or exploitation of such Intellectual Property Right by Seller in connection with the operation of the Business, or (b) the design, development, marketing, distribution, provision, licensing or sale of any Business Product.

(k) Bugs. To the Knowledge of Seller, none of the Software used by Seller in connection with the Business at any time since January 1, 2010 (excluding any third-party software that is generally available on standard commercial terms and is licensed to Seller solely for internal use on a non-exclusive basis) (collectively, “Business Software”) either (i) contains any bug, defect or error that materially and adversely affects the use, functionality or performance of such Business Software or any product or system containing or used in conjunction with such Business Software, or (ii) fails to comply in any material respect with any applicable warranty or other contractual commitment relating to the use, functionality or performance of such Business Software.

(l) Harmful Code. To the Knowledge of Seller, no Business Software contains any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus” or “worm” (as such terms are commonly understood in the software industry) or any other code designed or intended to have, or capable of performing, any of the following functions: (a) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (b) damaging or destroying any data or file without the user’s consent.

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(m) Open Source. Schedule 3.14(m) accurately identifies and describes each item of Open Source Code that is contained in or distributed with the Business Products, or from which any part of any Business Product is derived. No Business Product contains, is derived from, is distributed with, or is being or was developed using Open Source Code that is licensed under any terms that (i) impose or could impose a requirement or condition that any Business Product or part thereof (A) be disclosed or distributed in source code form, (B) be licensed for the purpose of making modifications or derivative works, or (C) be redistributable at no charge, or (ii) otherwise impose or could impose any other material limitation, restriction, or condition on the right or ability of Seller to use or distribute any Business Product.

(n) Privacy. Schedule 3.14(n) contains the current Business Privacy Policy and identifies the period of time during which such Business Privacy Policy was or has been in effect. Seller has complied at all times and in all material respects with all of the Business Privacy Policies and, to the Knowledge of Seller, with all applicable United States Laws pertaining to privacy (including the obtaining, storing, using or transmitting of User Data) and User Data. To the Knowledge of Seller, Seller has complied at all times and in all material respects with the “safe harbor” framework developed by the United States Department of Commerce in consultation with the European Commission regarding the European Commission’s Directive on Data Protection in connection with User Data (including the obtaining, storing, using or transmitting of User Data), except where such failure to comply would not have a material and adverse effect on the Business. To the Knowledge of Seller, Seller has complied with all other applicable foreign Laws pertaining to privacy (including the obtaining, storing, using or transmitting of User Data) and User Data, except where such failure to comply would not have a material and adverse effect on the Business. Neither the execution, delivery, or performance of this Agreement (or any of the Ancillary Agreements) nor the consummation of any of the Transactions, nor Buyer’s possession or use of User Data, will result in any violation of any Business Privacy Policy or any applicable Laws pertaining to privacy or User Data.

3.15 Customers, Distributors and Suppliers. Schedule 3.15 sets forth a complete and accurate list of the top ten (a) customers of the Business based on annual sales, showing the approximate total sales in dollars by the Business to each such customer during the 12-month period ended December 31, 2013, and (b) suppliers to the Business during the 12-month period ended December 31, 2013, showing the approximate total of purchases in dollars by the Business from each such supplier during such fiscal year. Seller has not received any written communication from any customer named on Schedule 3.15 of any intention to terminate or materially reduce purchases from the Business and since December 31, 2013 there has been no material change to the business relationship of Seller with any customer or supplier named on Schedule 3.15.

3.16 Taxes.

(a) Seller has timely filed all material Tax Returns that it was required to file with respect to the Business and the Acquired Assets, all such Tax Returns were correct and complete in all material respects and all material Taxes due and owed by Seller with respect to the Business and the Acquired Assets (whether or not shown on such Tax Returns) have been timely paid in full. No claim has ever been made in writing to the Seller by any Tax Authority in a jurisdiction where the Seller does not file Tax Returns that the Seller, the Business, or the Acquired Assets are subject to taxation by that jurisdiction.

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(b) Seller has timely withheld and paid all Taxes required by Law to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or other third party, and has properly and timely filed all Tax Returns with respect to such amounts.

(c) Seller has not waived any statute of limitations with respect to Taxes, or agreed to any extension of time with respect to a Tax assessment or deficiency, with respect to the Business or the Acquired Assets.

(d) No examination or audit by a Tax Authority of any Tax Return of Seller concerning or attributable to the Business, the Acquired Assets or Assumed Liabilities has ever been conducted.

(e) Seller is a “United States person” within the meaning of section 7701(a)(30) of the Code.

(f) Seller has not received any written notice of assessment or proposed assessment from a Tax Authority in connection with the Business or any of the Acquired Assets. To the Knowledge of the Seller, no Tax Authority has threatened any assessment in connection with the Business or any of the Acquired Assets.

(g) There are no outstanding orders, rulings or requests for rulings with any Tax Authority with respect to the Business or the Acquired Assets.

(h) Seller is not (i) liable for Taxes of any other Person by operation of Law, (ii) currently under any contractual obligation to indemnify any Person with respect to Taxes or (iii) a party to any Tax sharing agreement or any other contract providing for payments by it with respect to Taxes.

(i) None of the Acquired Assets: (i) are property that Seller is required to treat as being owned by any other Person pursuant to the “safe harbor lease” provisions of former section 168(f)(8) of the Code; (ii) are required to be depreciated under the alternative depreciation system under section 168(g)(2) of the Code; or (iii) are “tax-exempt use property” within the meaning of section 168(h) of the Code.

(j) Seller has not engaged in a transaction that is a “listed transaction,” as set forth in Treasury Regulation section 1.6011-4(b)(2).

(k) Seller is not a party to or otherwise bound by any agreement, contract, arrangement or plan that obligates it to compensate any Person for additional Taxes or interest imposed pursuant to Code sections 280G or 409A.

(l) Seller has (i) collected all sales, use, value added, goods and services, and similar Taxes required to be collected in connection with the Business and (ii) timely remitted all such Taxes collected to the appropriate Tax Authority in accordance with applicable Laws.

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3.17 Employee Plans.

(a) Schedule 3.17(a) lists: (i) each plan, fund, program, Contract or arrangement for the provision of executive compensation, deferred or incentive compensation, profit sharing, stock bonus, bonus, stock option or other equity-based awards, stock purchase, termination, salary continuation, employee assistance, supplemental retirement, severance, vacation, post-employment/post-retirement health and welfare (including retiree medical or retiree life) sickness, disability, death, fringe benefit, insurance, medical or other benefits to any current or former officer, director, Employee, consultant, leased employee, independent contractor or contract employee, or any dependent, survivor or beneficiary with respect to any of the foregoing, which is currently maintained, administered or contributed to by Seller or any Affiliate of Seller in connection with the Business or to which Seller or any Affiliate of Seller has or may have any Liability; (ii) each Employee Pension Benefit Plan (including any Multiemployer Plan) which has been maintained, administered or contributed to by Seller or any Affiliate of Seller in connection with the Business or to which Seller or any Affiliate of the Seller has or may have any Liability with respect to such Employee Pension Benefit Plan; and (iii) each Employee Welfare Benefit Plan which is currently maintained, administered or contributed to by Seller or any Affiliate of Seller in connection with the Business (collectively, all arrangements described in this Section 3.17(a) are hereinafter referred to as the “Employee Plans”).

(b) Neither this Agreement nor the consummation of any of the Transactions will cause Buyer to assume any Liabilities for any Tax, fine, Lien, penalty or other Liability imposed by ERISA, the Code or other Laws with respect to any Employee Plan.

(c) No action, investigation, suit, proceeding, audit, hearing or claim with respect to any Employee Plan (other than routine claims for benefits) is pending or, to the Seller’s Knowledge, threatened, that could reasonably be expected to result in any Liability to the Buyer.

(d) No facts or circumstances exist that could directly or indirectly subject the Buyer or any of its Affiliates as the purchaser of the Acquired Assets or as “successor employer” or any of their assets to any Lien, Tax, penalty or other Liability of any nature with respect to any Employee Plan described in this Section 3.17(d). No Employee Plan has terms requiring the assumption thereof by the Buyer.

(e) Each Employee Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS, and since the date of such determination, no event has occurred and no condition or circumstance has existed that resulted or is likely to result in the revocation of any such determination letter or opinion letter.

(f) The execution of this Agreement and the consummation of the Transactions do not constitute a triggering event under any Employee Plan, policy, arrangement, statement, commitment or Contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (whether of severance pay or otherwise), “parachute payment” (as such term is defined in Section 280G of the Code), or liability to Buyer under any Employee Plan or Multiemployer Plan, acceleration, vesting or increase in benefits to any current or former officer, director, employee, consultant, leased employee, independent contractor or contract employee of Seller or any Affiliate of Seller.

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3.18 Employee Matters.

(a) Schedule 3.18(a) lists for each employee of the Business who is actively employed by the Business or on an approved leave of absence on the date hereof (the “Current Employees”) his job title, hire date, salaried or hourly pay status, exempt status under the Fair Labor Standards Act, current rates of pay, latest annual bonus, total annual compensation, leave status (including anticipated return). Seller has not undertaken any activities in the 90 day period immediately preceding the Closing Date which would give rise to Liability under the WARN Act, and no former employees of the Business have suffered an “employment loss” (as defined by the WARN Act) in the 90-day period immediately preceding the Closing Date. There are no grievances, arbitrations, causes of action or other claims pending or, to the Knowledge of Seller, threatened against Seller arising from the hiring, compensation, employment or discharge of any Current Employees, including any claims pending or, to the Knowledge of Seller, threatened, against Seller under any workers’ compensation or long-term disability plan or policy. Seller has paid or provided all Current Employees, former employees and any qualified beneficiaries with all wages, benefits, relocation benefits, stock options, bonuses and incentives, and all other compensation due and payable, including any such amounts or benefits due and payable under any Employee Plan.

(b) Schedule 3.18(b) sets forth a complete and accurate list of all third party temporary employees, consultants, and independent contractors who are currently providing services to Seller or any Affiliate of Seller as of April 30, 2014 and includes their name, position description or service performed, and fee structure.

(c) To Seller’s Knowledge, no employee at the director level or a more senior position whose work relates primarily to the Business has notified Seller of an intention to terminate his or her employment with Seller, any of its Affiliates, or the Business within the first twelve (12) months following the Closing Date.

(d) No current employee of Seller has a principal place of employment outside the United States or is subject to the labor and employment Laws of any country other than the United States.

(e) Except as set forth on Schedule 3.18(e), the Seller Subsidiaries have no employees.

3.19 Labor Unions. Seller is not a party to any collective bargaining agreement or other agreement with a labor organization with respect to any current or former employees of the Business. There is no pending, anticipated or threatened strike, slowdown, picketing, boycott, work stoppage or other such concerted activity with respect to employees of the Business. To the Knowledge of Seller, no employees of the Business have undertaken any activity to form, join or seek representation by a labor organization or to decertify any existing bargaining unit representative with respect to their employment with Seller at any time in the past two years.

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3.20 Brokers, Finders. Neither Seller nor any of its Affiliates has retained any broker or finder in connection with the Transactions, and neither Seller nor any of its Affiliates is obligated or has agreed to pay any brokerage or finder’s commission, fee or similar compensation with respect to such Transactions.

3.21 Compliance With Laws.

(a) Seller has conducted and is conducting the Business in material compliance with all Laws and no written notice, action or assertion has been received by Seller or, to the Knowledge of Seller, has been filed, commenced or threatened against Seller alleging any violation of any Law.

(b) To the Knowledge of Seller, no event has occurred, and no condition or circumstance exists, that would reasonably be expected (with or without notice or lapse of time) to constitute or result directly or indirectly in a material violation by Seller of, or a material failure on the part of Seller to comply with, any applicable Law to which the Business, any of the Acquired Assets or the Assumed Liabilities are subject.

(c) Neither Seller nor any of its Affiliates have made, offered or agreed to offer anything of value to any employees or any customers of a company, as applicable, or to any foreign or domestic governmental official, political party or candidate for government office or any of its employees or representatives in any manner which would result in Seller being in violation of any Applicable Law, including the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”). Without limiting the foregoing, Seller does not provide and has not provided, cash, gifts, or other personal benefits to its customers in violation of any Law. Seller is not currently the subject of, nor has it been the subject of, an investigation, inquiry, audit, or compliance assessment, or been the recipient of a subpoena, letter of investigation or other document alleging a violation, or possible violation, of the FCPA or other applicable anti-bribery legislation.

3.22 Insurance. Schedule 3.22 contains a list of all insurance policies (collectively, the “Policies”) and bonds (specifying the insured, insurer, amount of coverage, expiration date, type of insurance and policy number) covering the Acquired Assets and the operation of the Business which are maintained by Seller. There is no claim pending under any of such Policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such Policies or bonds. All premiums due and payable under all such Policies and bonds have been paid and Seller is otherwise in compliance with the terms of such Policies and bonds, and such Policies and bonds are in full force and effect. Seller is not self-insured for any insurance or bonding.

3.23 Changes in Circumstances. Except as disclosed on Schedule 3.23 or as required by the terms of this Agreement, since December 31, 2013, (a) there has not been a Material Adverse Effect, and to the Knowledge of Seller, no events, facts or circumstances exist, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect, and (b) Seller has, in all material respects, conducted the operations of the Business in the ordinary course of business consistent with past practice and has not taken any of the following actions:

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(i) adopted or proposed any amendment or change in its certificate of incorporation or bylaws or other applicable governing instruments;

(ii) merged or consolidated with any other Person, or restructured, reorganized or approved of any plan of liquidation;

(iii) except for any repurchase, cancellation or exchange by Seller of its stock or warrants or as otherwise provided in any existing option plan of Seller that has been made available to Buyer or as deemed necessary in the sole discretion of Seller for ordinary course working capital needs and not in connection with the sale of the Seller, issued, sold, pledged, disposed of, granted, transferred, encumbered, or authorized the issuance, sale, pledge, disposition, grant, delivery or encumbrance of, any shares of capital stock of Seller, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities;

(iv) except for dispositions in the ordinary course of business, sold, transferred or otherwise disposed of any of its properties or Assets used or held for use in connection with the operation of the Business having a book value in excess of $10,000, individually, or $50,000 in the aggregate;

(v) entered into, accelerated, terminated, modified or amended any Material Contract;

(vi) changed in any material respect any of its accounting methods, principles or practices (other than changes required by GAAP), revalued or reclassified in any material respect any of its assets or liabilities related to the Business, including write-downs of Inventory, except in the ordinary course of business, changed its pricing policies or credit practices, the rate or timing of its payment of accounts payable or its collection of accounts receivable, changed its earnings accrual rates on Contracts or failed to pay any creditor any amount owed to such creditor when due;

(vii) entered into any settlement of pending or threatened litigation other than any settlement that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

(viii) mortgaged, pledged or otherwise subjected to any Lien any of the Acquired Assets, whether tangible or intangible, except for Permitted Liens in the ordinary course of business;

(ix) other than in the ordinary course of business consistent with past practice or as required by applicable Laws, made any change in the rate of compensation, commission, bonus or other remuneration to or in respect of any Employee;

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(x) other than as required by any applicable Laws or under the terms of any Employee Plan (including as may be required or desirable to protect any Employee from incurring adverse tax consequences under Section 409A of the Code), (A) established, entered into or adopted any Employee Plan, (B) caused or permitted any Employee Plan to be amended (other than as required to comply with any Law) or (C) waived any of its material rights under, or permitted or provided for the acceleration or vesting or payment under, any provisions of any Employee Plan;

(xi) sold, assigned, licensed or otherwise transferred or disposed of any Business IP or taken (or omitted to take) any action that adversely affects, or could reasonably be expected to adversely affect, any rights of Seller to the Business IP; or

(xii) taken any action or omitted to take any action that could reasonably be expected to result in the occurrence of any of the foregoing.

3.24 Agreements with Affiliates. Except as disclosed on Schedule 3.24, there are no Contracts between Seller and any of Seller’s Affiliates which relate to the conduct of the Business or the ownership of the Acquired Assets.

3.25 Information in Proxy Statement. The Proxy Statement and any other document filed with the SEC by Seller in connection with the Transactions (or any amendment thereof or supplement thereto), at the date first mailed to the stockholders of the Company, at the time of the Seller Stockholders Meeting and at the time filed with the SEC, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation is made by Seller with respect to statements made therein based on information supplied in writing by Buyer specifically for inclusion in such documents. The Proxy Statement and such other documents filed with the SEC by Seller will comply in all material respects with the provisions of the Exchange Act.

3.26 Opinion of Financial Advisor. The Board of Directors of Seller has received the opinion of Janney Montgomery Scott LLC, dated the date of this Agreement, to the effect that, as of such date, and subject to the various assumptions and qualifications set forth therein, the consideration contemplated in connection with the Transactions is fair, from a financial point of view, to Seller’s stockholders (the “Fairness Opinion”). A correct and complete copy of the Fairness Opinion has been delivered to Buyer. Seller has been authorized by Janney Montgomery Scott LLC to permit the inclusion of the Fairness Opinion and references thereto in the Proxy Statement.

3.27 Solvency. Immediately after giving effect to the Transactions, Seller will be able to pay its debts as they become due and will own property having a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities). Immediately after giving effect to the Transactions, Seller will have adequate capital to carry on its business.

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3.28 Seller Subsidiaries. All representations and warranties made by Seller in this Agreement are true and correct with respect to each Seller Subsidiary, as if the term “Seller Subsidiary” were substituted with the term “Seller” in each such representation; provided, however, that the foregoing shall not apply with respect to the representations and warranties contained in Sections 3.1-3.5 and 3.25 and 3.26.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller, as of the date hereof and as of the Closing Date:

4.1 Corporate Organization and Standing. Buyer is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite limited liability company power and authority to enter into and perform this Agreement and the Ancillary Agreements to which Buyer is a party contemplated hereby and thereby. Buyer is duly qualified to do business as a foreign limited liability company in each jurisdiction in which the nature of its business as now being conducted by it or the property owned or leased by it makes such qualification necessary.

4.2 Authorization. This Agreement and the Ancillary Agreements to which Buyer is a party have been duly authorized, executed and delivered by Buyer, and this Agreement and the Ancillary Agreements to which Buyer is a party are the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally. All necessary consents, approvals and authorizations have been provided by the manager of Buyer in connection with this Agreement, the Ancillary Agreements to which Buyer is a party and the Transactions.

4.3 No Conflict or Violation. Neither the execution and delivery of this Agreement or the Ancillary Agreements to which Buyer is a party nor the consummation of the Transactions will (a)  violate, conflict with or result in a breach of or constitute a default under any provision of Buyer’s certificate of formation or operating agreement, (b) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or Governmental Authority to which Buyer or its business is subject, or (c) violate, conflict with or result in a breach of any Law.

4.4 Litigation. There is no litigation, arbitration or administrative proceeding pending or threatened against Buyer, or investigation pending or threatened by a Governmental Authority, that seeks to enjoin or otherwise challenges the consummation of the Transactions.

4.5 Brokers, Finders. Buyer has not retained any broker or finder in connection with the Transactions, and Buyer is not obligated and has not agreed to pay any brokerage or finder’s commission, fee or similar compensation with respect to such Transactions.

4.6 Source of Funds. Buyer will have on the Closing Date, sufficient immediately available funds to pay, in cash, the Initial Purchase Payment and all other amounts payable pursuant to this Agreement or otherwise necessary to consummate all the Transactions.

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ARTICLE V

CONDITIONS TO CONSUMMATION OF THE CLOSING

5.1 Conditions to Buyer’s Obligations. The obligation of Buyer to effect the Closing and consummate the Transactions is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Buyer in its discretion:

(a) Stockholder Approval. Seller Stockholder Approval shall have been obtained.

(b) Accuracy of Representations and Warranties. All of the representations and warranties of Seller contained in Sections 3.1 (Corporate Organization and Standing) and 3.2 (Authorization) and the first sentence of Section 3.10 (Acquired Assets) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent in either respect such representations and warranties are expressly made only as of an earlier date, in which case they shall be true and correct in all material respects as of such earlier date). All of the other representations and warranties of Seller contained in this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent in either respect such representations and warranties are expressly made only as of an earlier date, in which case they shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be so true and correct has not had, or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) Compliance with Covenants. Seller shall have performed or complied in all material respects with each of the covenants, agreements and obligations required by this Agreement to be performed or complied with by Seller on or prior to the Closing Date.

(d) Material Adverse Effect. Since the date hereof, there shall have occurred no Material Adverse Effect.

(e) Certificate of Seller. At the Closing, Seller shall have delivered to Buyer a certificate dated the Closing Date and executed by an officer of Seller, to the effect that the conditions specified in Sections 5.1(a), (b), (c) and (d) have been fulfilled.

(f) No Proceeding or Litigation. No litigation, action, suit, investigation, claim or proceeding brought by or on behalf of any Person or Governmental Authority challenging the legality of, or seeking to restrain, prohibit, materially modify or rescind, the Transactions shall have been instituted and not settled or otherwise terminated.

(g) Ancillary Agreements and Other Closing Deliveries. Seller shall have delivered all agreements and other deliveries required to be delivered by Seller in accordance with Section 2.2, including all Ancillary Agreements to which Seller is a party.

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(h) Release of Liens. Seller shall have taken such actions as may be necessary to secure the release as of the Closing of any and all Liens (other than Permitted Liens), including any guarantees relating to or otherwise affecting the Acquired Assets.

(i) Consents. All Closing Consents will have been obtained.

5.2 Conditions to Seller’s Obligations. The obligation of Seller to effect the Closing and consummate the Transactions is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Seller in its discretion:

(a) Stockholder Approval. Seller Stockholder Approval shall have been obtained.

(b) Accuracy of Representations and Warranties. All of the representations and warranties of Buyer contained in Article IV of this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties are expressly made only as of an earlier date, in which case as of such earlier date.

(c) Compliance with Covenants. Buyer shall have performed or complied in all material respects with each of the covenants, agreements and obligations required by this Agreement to be performed or complied with by Buyer on or prior to the Closing Date.

(d) Certificate of Buyer. At the Closing, Buyer shall have delivered to Seller a certificate dated the Closing Date and executed by an officer of Buyer, to the effect that the conditions specified in Sections 5.2(b) and (c) have been fulfilled.

(e) No Proceeding or Litigation. No litigation, action, suit, investigation, claim or proceeding brought by or on behalf of any Person or Governmental Authority challenging the legality of, or seeking to restrain, prohibit, materially modify or rescind, the Transactions shall have been instituted and not settled or otherwise terminated.

(f) Ancillary Agreements and Other Closing Deliveries. Buyer shall have delivered all agreements and other deliveries required to be delivered by Buyer in accordance with Section 2.3, including all Ancillary Agreements to which Buyer is a party, delivery of the Closing Payment to Seller and delivery of the Escrow Amount to the Escrow Agent.

ARTICLE VI

COVENANTS OF THE PARTIES

6.1 Conduct of Business. During the period from the date hereof through the Closing Date, Seller shall (a) conduct the Business and operate the Acquired Assets in the Ordinary Course of Business and not materially reduce the price of its offerings, including its jobs packs; (b) maintain the tangible Acquired Assets in good operating condition and repair, ordinary wear and tear excepted, and maintain and use commercially reasonable efforts consistent with past practices to protect the Business IP; (c) use commercially reasonable efforts to preserve the goodwill associated with the Business and the beneficial relationships between Seller and its agents, Employees, distributors, lessors, suppliers and customers and continue normal maintenance, marketing, advertising, distributional and promotional expenditures in connection with the Business in the ordinary course of business in accordance with commercially reasonable practices; and (d) except upon the prior written consent of Buyer (which consent may not be unreasonably withheld, delayed, or conditioned) not engage in any practice, take or fail to take any commercially reasonable action, or enter into any transaction that would cause any of the representations or warranties set forth in (i) Section 3.23 to be breached or become untrue in any respect or (ii) Article III to be materially breached or to become materially untrue (except where such representations or warranties are qualified by “materiality,” “Material Adverse Effect” or similar qualification, in which case Seller shall not engage in any practice, take or fail to take any commercially reasonable action, or enter into any transaction that would cause any of the representations and warranties in Article III to be breached or to become untrue). Seller shall not, except for any repurchase, cancellation or exchange by Seller of its stock or warrants or as deemed necessary in the sole discretion of Seller for working capital needs and not in connection with the sale of the Seller, issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, deliver, lease, license, guarantee or encumbrance of, any shares of capital stock of Seller, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities. Nothing contained in this Agreement will give to Buyer, directly or indirectly, rights to control or direct the operations of Seller prior to the Closing Date. Prior to the Closing Date, Seller will exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of the Business.

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6.2 Acquisition Proposals.

(a) Seller, and its directors, officers, employees, financial advisors, attorneys, accountants and consultants, shall immediately cease any discussions or negotiations presently being conducted with respect to any Acquisition Proposal, and direct all such persons in writing to return or cause the destruction of all copies of confidential information previously provided to such parties by Seller, its Subsidiaries or representatives. Seller shall not and shall cause its directors, officers, employees, financial advisors, attorneys, accountants and consultants not to, directly or indirectly (i) initiate, solicit, knowingly take any action to facilitate or knowingly encourage any inquiries with respect to, or the making of, any Acquisition Proposal, (ii) engage in any negotiations or discussions with, furnish any information or data to or enter into any letter of intent (except for any confidentiality agreement contemplated by Section 6.3(b), subject to compliance with this Section 6.2(a)), agreement in principle, acquisition agreement or similar agreement with any party relating to any Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to acquisitions of any of the Acquired Assets by any party other than Buyer or (iv) propose publicly or agree to do any of the foregoing related to any Acquisition Proposal. Seller shall be responsible for any breach of the provisions of this Section 6.2 by any director, officer, financial advisor, attorney, accountants or consultant of Seller.

(b) Notwithstanding anything to the contrary contained in this Section 6.2, Seller may engage in discussions or negotiations with, and furnish information and data to, any party that submits an unsolicited written Acquisition Proposal after the date of this Agreement and on or prior to the date the Seller Stockholder Approval is obtained, (the “Applicable Period”) if (i) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes, or is reasonably likely to result in, a Superior Acquisition Proposal (ii) the Board of Directors of Seller determines in good faith that the failure to take such action would be reasonably likely to result in a breach of the fiduciary duties of the Board of Directors under applicable Law, (iii) prior to providing any material, non-public information regarding Seller, Seller receives from the party submitting such Acquisition Proposal an executed confidentiality agreement containing provisions that are no less favorable to Seller than the provisions contained in the Confidentiality Agreement, and which permits Seller to perform and comply with its obligations under this Agreement, and (iv) Seller promptly, and in any event by 5:00 p.m. New York time, on the second Business Day after the day on which Seller became aware of the same, provide Buyer with notice of such determination by the Board of Directors of Seller.

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(c) Notwithstanding anything to the contrary contained in this Section 6.2, if at any time during the Applicable Period and after receipt of a Superior Acquisition Proposal the Board of Directors of Seller, in the exercise of its fiduciary duties, determines in good faith that to do otherwise would be reasonably likely to result in a breach of its fiduciary duties under applicable Law, the Board of Directors of Seller may, pursuant to this Section 6.2, fail to make, withdraw or modify in a manner adverse to Buyer its recommendation to Seller’s stockholders for approval of this Agreement (a “Change in Recommendation”).

(d) Notwithstanding anything to the contrary contained in this Section 6.2, the Board of Directors of Seller may terminate this Agreement in accordance with Section 8.1(g), if (i) Seller has received an unsolicited written Acquisition Proposal during the Applicable Period, (ii) the Applicable Period has not expired prior to the date of termination, (iii) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes a Superior Acquisition Proposal (after taking into account any changes in the terms and conditions of this Agreement proposed by Buyer in accordance with Section 6.2(e)) and (iv) the Board of Directors of Seller determines in good faith that the failure to take such action would likely result in a breach of the fiduciary duties of the Board of Directors under applicable Law.

(e) Seller shall provide Buyer with not less than three (3) Business Days prior written notice of its determination to take any action referred to in Section 6.2(c) or (d). Seller’s notice shall include a description of the reasons for any Change in Recommendation and a copy of the most recent version of any written agreement relating to the Superior Acquisition Proposal, which may be redacted to conceal the identity of the party submitting the Superior Acquisition Proposal. If requested by Buyer after the delivery of such notice, during such three (3) Business Day period Seller shall engage in reasonable, good faith negotiations with Buyer regarding any modifications to the terms and conditions of this Agreement proposed by Buyer. If Buyer proposes any such modifications in the form of a binding written offer to modify the terms and conditions of this Agreement prior to the expiration of the three (3) Business Day period following delivery of Seller’s notice and such modifications were material, Seller may not take any action referred to in Section 6.2(c) or (d) unless and until the Board of Directors of Seller determines in good faith that the Acquisition Proposal resulting in the proposed Change in Recommendation or termination pursuant to Section 6.2(d) continues to constitute a Superior Acquisition Proposal, after taking into account any changes in the terms and conditions of this Agreement proposed in Buyer’s binding written offer in accordance with this Section 6.2(e). If any material modifications are made to the terms and conditions of any Acquisition Proposal after the date notice thereof is provided by Seller to Buyer pursuant to this Section 6.2(e), then Seller shall again be required to comply with the provisions of this Section 6.2(e) with respect to such modified Acquisition Proposal, except the three (3) Business Day time period contained herein shall be two (2) Business Days.

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(f) Seller shall, by 5:00 p.m. New York time on the first Business Day after the day on which Seller received any written Acquisition Proposal, provide Buyer with a copy of such Acquisition Proposal or, in connection with any non-written Acquisition Proposal, a written statement setting forth in reasonable detail the material terms and conditions of such Acquisition Proposal. Seller shall furnish to Buyer copies of any written proposals and draft documentation or, if drafted, written summaries of any material oral inquiries or discussions involving the Acquisition Proposal. If Seller provides any non-public information to any party submitting an Acquisition Proposal that has not previously been provided to Buyer, Seller shall provide a copy of such information to Buyer by 5:00 p.m. New York time on the first Business Day after the time it is first provided to such other party.

(g) Nothing in this Section 6.2 shall prevent the Board of Directors of Seller from taking, and disclosing to Seller’s stockholders, a position contemplated by Rules 14d-9 and 14e-2 or Item 1012(a) of Regulation MA promulgated under the Exchange Act with respect to any unsolicited tender offer publicly announced during the Applicable Period; provided that, any such disclosure, other than (i) a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act, (ii) an express rejection of such tender offer or (iii) an express reaffirmation of the Seller’s Board of Directors’ recommendation to Seller’s stockholders for approval of this Agreement, shall be deemed a Change in Recommendation.

6.3 Preparation of Proxy Statement; Stockholders Meeting.

(a) As soon as practicable after the date hereof, Seller shall prepare and file with the SEC a Proxy Statement. Seller and Buyer shall cooperate with each other in the preparation of the Proxy Statement and without limiting the generality of the foregoing, Seller shall consult with Buyer prior to filing the Proxy Statement (or any amendment or supplement thereto) with the SEC and shall include in the Proxy Statement any comments reasonably proposed by Buyer relating thereto. The Proxy Statement shall include the Recommendation of the Board of Directors of Seller that Seller’s stockholders authorize the Transactions contemplated by this Agreement and the Ancillary Agreements (including, for the avoidance of doubt, the approval of the change of Seller’s corporate name as contemplated herein). The Proxy Statement shall additionally include a copy of the Fairness Opinion.

(b) Seller shall use its commercially reasonable efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement. Seller shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable following the filing thereof with the SEC and the resolution of any comments thereon by the SEC. Seller shall advise Buyer promptly after it receives notice of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and Seller shall consult with Buyer prior to responding to any of the foregoing and shall consider in good faith including any reasonable comments of Buyer relating to any such responses. The Proxy Statement and any amendments or supplements to the Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. The information supplied by Buyer for inclusion in the Proxy Statement or any amendment or supplement to the Proxy Statement, will not, on the date it is first mailed to Seller’s stockholders, on the date Seller’s stockholders vote on this Agreement and at the Closing, contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will not at the time of the Seller Stockholders Meeting, omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Seller Stockholders Meeting that shall have become false or misleading in any material respect. If at any time prior to the Closing Date any information relating to Seller or Buyer, or any of their respective Affiliates, officers or directors, is discovered by Seller or Buyer that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the stockholders of Seller.

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(c) Seller shall, as soon as practicable after the date hereof, and in accordance with Seller’s certificate of incorporation and bylaws and Law, establish a record date (which will be as soon as practicable after the date hereof) for, duly call, and give notice of, a meeting of its stockholders (the “Seller Stockholders Meeting”) for the purpose of considering and taking action upon this Agreement and the Transactions.

(d) As soon as practicable following the date on which the Proxy Statement is mailed to Seller’s stockholders, Seller shall convene and hold the Seller Stockholders Meeting. Once the Seller Stockholders Meeting has been called and noticed, except pursuant to the following sentence, Seller shall not postpone or adjourn the Seller Stockholders Meeting without the consent of Buyer. If a quorum of stockholders has not been obtained by the scheduled date for the Seller Stockholders Meeting, or supplemental or amended proxy materials are required to be filed with the SEC or disseminated to Seller’s stockholders prior to the Seller Stockholders Meeting, then Seller shall postpone or adjourn the Seller Stockholder Meeting until such time as a quorum is obtained or a period complying with Law is permitted for the filing or dissemination of such supplemental or amended proxy materials. In the event that the Seller Stockholders Meeting is delayed to a date after the End Date (as defined in Section 8.1(b)) as a result of any adjournment or postponement pursuant to this Section 6.3(d), then the End Date shall be extended to the fifth (5th) Business Day after the date on which the Sellers Stockholder Meeting is convened and a vote by the stockholders of Seller on the proposal set forth in the Proxy Statement is taken.

(e) Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 6.2(c), Seller shall use its reasonable best efforts to solicit from stockholders of Seller proxies in favor of the approval of this Agreement and the Transactions and shall take all other action necessary or advisable to secure the Seller Stockholder Approval. Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 6.2(c), Seller shall use its reasonable best efforts, including by attending in person meetings, participating in phone conferences and providing requested information, to cause any proxy advisory firms advising their clients in connection with the Seller Stockholders Meeting to recommend that client stockholders vote in favor of the approval of this Agreement and the transactions contemplated hereby.

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6.4 Access to Records and Properties; Supplemental Information.

(a) Between the date hereof and the Closing Date, (i) Buyer shall be entitled, and Seller shall permit Buyer, to conduct such investigation of the business, operations, properties, assets, prospects and condition (financial or otherwise) of Seller to the extent related to the Business as Buyer shall reasonably request, and (ii) Seller shall during normal business hours and upon reasonable notice (A) provide Buyer and its agents and representatives, including its independent accountants, internal auditors and attorneys, reasonable access to all the properties, facilities, offices, assets and personnel of Seller to the extent related to the Business, and to all of the books and records and other documents of Seller to the extent related to the Business, including books and records related to the Acquired Assets (including work papers of any independent accountant), (B) furnish Buyer with such other financial and operating data and other information with respect to the business, operations, properties, assets, prospects or condition (financial or otherwise) of Seller to the extent related to the Business as Buyer shall reasonably request, and (C) permit Buyer to make such assessments thereof as Buyer may reasonably require, provided such access, requests and assessments do not unreasonably interfere with the operation of the Business, except that, in no event will Buyer be entitled to conduct invasive soil or ground water sampling upon the properties without Seller’s prior written permission.

(b) Seller shall give prompt notice to Buyer, and Buyer shall give prompt notice to Seller, of (i) any notice or other communication received by such party from any Governmental Authority in connection with the Transactions or from any Person alleging that the consent of such Person is or may be required in connection with the Transactions, if the subject matter of such communication or the failure of such party to obtain such consent could be material to Seller, (ii) any actions, suits, claims, investigations or proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to the Transactions, (iii) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would cause any representation or warranty made by such party contained in this Agreement (A) that is qualified as to materiality or Material Adverse Effect to be untrue and (B) that is not so qualified to be untrue in any material respect, and (iv) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.4(b) shall not (x) cure any breach of, or non-compliance with, any other provision of this Agreement or (y) limit the remedies available to the party receiving such notice.

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(c) Notwithstanding anything in this Agreement to the contrary, from time to time prior to or at the Closing and by notice given in accordance with this Agreement, Seller may supplement or amend Section 3.23 the Disclosure Schedules and any appropriately related section of the Disclosure Schedules to reflect any development in the business of the Seller provided such development occurred in accordance with Section 6.1. In such event, each written notice provided by Seller to Buyer pursuant to this Section 6.4(c) shall be deemed (i) to have amended such sections of the Disclosure Schedules as of the date of such notice, (ii) to have added a description of the development and qualified the representations and warranties of Seller in Section 3.23 and such other appropriately related section of the Disclosure Schedules as of the date of such notice and (iii) to have cured any breach that otherwise might have existed hereunder by reason of such development; provided, however, that no such supplements or amendments, individually or in the aggregate, shall indicate the occurrence of an event or change that constitutes or would be reasonably expected to constitute a Material Adverse Effect.

6.5 Efforts to Consummate Closing; Cooperation; Further Assurances.

(a) Except as otherwise expressly set forth in this Agreement, and subject to the terms hereof, Seller, Buyer Parent and Buyer each will use their reasonable best efforts to cause the conditions set forth in Sections 5.1 and 5.2, respectively, to be satisfied by the Closing Date.

(b) Buyer Parent, Buyer and Seller shall cooperate with each other, and shall cause their respective Affiliates, officers, employees, agents and representatives to cooperate with each other, to ensure the orderly transition of the Acquired Assets from Seller to Buyer. Prior to the Closing, Seller shall cooperate with Buyer in making any required or, in Buyer’s reasonable discretion, necessary and proper, communications with Employees regarding the Transactions and any employee benefit plans or other benefit arrangements.

(c) At any time and from time to time after the Closing, at the request and expense of any Party, the other Parties (including for this purpose, Buyer Parent) shall execute and deliver, or cause to be executed and delivered, all such deeds, assignments, and other documents, and take or cause to be taken all such other actions, as the requested Party reasonably deems necessary or advisable in order to complete, perfect or evidence any of the Transactions. Any out-of-pocket expenses related to any such request shall be paid by the requesting Party. In furtherance, and not by way of limitation, of the foregoing, if after the Closing, either Seller or Buyer discovers that any of the Assets or Liabilities were incorrectly or mistakenly characterized as an Acquired Asset, Retained Asset, Assumed Liability or Retained Liability, as applicable, then Buyer or Seller, as applicable, will cooperate (and cause its Affiliates to cooperate) with the other Party and its Affiliates in ascertaining whether any such characterization was incorrect or mistaken and, if so, will promptly re-transfer or reassign such Assets or Liabilities to Seller or Buyer (or one of their designees), as applicable, and execute and deliver any amendments or supplements to this Agreement or the Disclosure Schedules, as applicable, to reflect such Assets or Liabilities as “Acquired Assets,” “Retained Assets,” “Assumed Liabilities” or “Retained Liabilities” effective as of the Closing.

6.6 Restrictive Covenants.

(a) Confidentiality.

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(i) Between the date hereof and the Closing Date, the terms of the Confidentiality Agreement, effective February 27, 2014 by and between Buyer and Seller (the “Confidentiality Agreement”), are hereby incorporated herein by reference.

(ii) From and after the Closing Date, Seller will, and will cause its Affiliates to, keep confidential and not disclose or use in any manner competitive to the Business any and all confidential or other proprietary information relating to the Business that remains in or comes into its possession after the Closing. Notwithstanding anything to the contrary contained in this Section 6.6(a)(ii), the confidentiality obligations of Section 6.6(a)(ii) shall not apply to information: (A) which Seller is compelled to disclose by judicial or administrative process, or, in the opinion of Seller’s outside counsel, by other mandatory requirements of Law (subject to the following provisions of this section); (B) which can be shown to have been generally available to the public, other than as a result of a breach of Section 6.6(a)(ii); or (C) which can be shown to have been provided to Seller by a third Person that is not known to Seller to be under an obligation to keep such information confidential.

(iii) If Seller or any of its Affiliates is requested or required (by written or oral questions, interrogatories, requests for information or documents in legal, administrative, arbitration or other formal proceedings, subpoena, civil investigative demand or other similar process) to disclose any such confidential information, Seller will promptly notify Buyer of any such request or requirement so that Buyer may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this section. If, in the absence of a protective order or other remedy or the receipt of a waiver by Buyer, Seller or any of its Affiliates is required to disclose such information, such Person, without Liability hereunder, may disclose that portion of such information which it is legally required to disclose.

(b) Non-Competition. For a period commencing on the Closing Date and terminating 5 years after the Closing Date, Seller will not, and will cause the Seller Subsidiaries not to, directly or indirectly engage in any Competing Business anywhere in the world. For purposes of this Agreement, “Competing Business” means a business that competes with the Business as conducted by Seller immediately prior to the Closing Date. Nothing in this Section 6.6(b) will restrict or prevent Seller or any Seller Subsidiary from maintaining or undertaking passive investments in Persons engaged in a Competing Business so long as the aggregate interest represented by such investments does not exceed five percent (5%) of any class of the outstanding debt or equity securities of any such Person.

(c) Non-Solicitation. For a period commencing on the Closing Date and terminating 5 years after the Closing Date:

(i) Seller and its Affiliates will not, directly or indirectly, solicit for hire any Person while such Person is, or was within the six-month period prior to his or her solicitation or hiring, a Transferred Employee or any independent contractor or consultant of the Business whose Contract was included in the Acquired Assets; provided, however, that the foregoing provision shall not prohibit Seller or any of its Affiliates from, directly or indirectly, soliciting for hire or hiring any Transferred Employee whose employment is terminated by Buyer; and

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(ii) Buyer, Buyer Parent and their respective Subsidiaries will not, directly or indirectly, solicit for hire any Person while such Person is, or was within the six-month period prior to his or her solicitation or hiring, an employee of Seller (other than a Transferred Employee) or any independent contractor or consultant of Seller (other than such contractor or consultant whose Contract was included in the Acquired Assets);

For the avoidance of doubt, a Person will not be deemed to have been solicited for employment if such Person responds to a general public advertisement or other general solicitation of employment.

(d) Non-Disparagement. From and after the Closing, Seller will not, and will cause its Subsidiaries, executive officers and directors not to, engage in any conduct that involves the making or publishing of written or oral statements or remarks (including the repetition or distribution of derogatory rumors, allegations, negative reports or comments) that are disparaging, deleterious or damaging to the integrity, reputation or goodwill of the Business, Buyer or its Affiliates or their respective management, officers, employees, independent contractors or consultants. From and after the Closing, Buyer and Buyer Parent will not, and will cause their respective Subsidiaries, executive officers and directors not to, engage in any conduct that involves the making or publishing of written or oral statements or remarks (including the repetition or distribution of derogatory rumors, allegations, negative reports or comments) that are disparaging, deleterious or damaging to the integrity, reputation or goodwill of the Retained Business, Seller or its Affiliates or their respective management, officers, employees, independent contractors or consultants. This provision is not applicable to (i) truthful testimony obtained through legal process, (ii) any truthful information provided pursuant to investigation by any governmental body, or (iii) any truthful information provided pursuant to any legal action between the parties.

(e) Acknowledgement. Each of Seller, Buyer Parent and Buyer acknowledges that the periods of restriction, the geographical areas of restriction and the restraints imposed by the provisions of this Section 6.6, as applicable, are fair and reasonably required for the protection of Buyer and Seller, respectively. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 6.6 is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability will have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement will be enforceable against the Parties as so modified. Seller agrees that any violation of the covenants contained in this Section 6.6 will cause irreparable damage to Buyer; therefore, in addition to any other remedies Buyer may have under this Agreement or otherwise, Buyer will be entitled to an injunction from any court of competent jurisdiction restraining Seller from committing or continuing any violation of this Section 6.6, without the requirement of posting any bond or other indemnity. Buyer and Buyer Parent agree that any violation of the covenants contained in this Section 6.6 will cause irreparable damage to Seller; therefore, in addition to any other remedies Seller may have under this Agreement or otherwise, Seller will be entitled to an injunction from any court of competent jurisdiction restraining Buyer and/or Buyer Parent from committing or continuing any violation of this Section 6.6, without the requirement of posting any bond or other indemnity.

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6.7 Maintenance of Insurance. Seller will maintain all policies of insurance in effect on the date hereof relating to the Business or the Acquired Assets through and until the Closing.

6.8 Public Announcement. On or after the date hereof, Seller shall issue a press release regarding the terms of this Agreement, which press release shall be approved by Buyer prior to its issuance (such approval not to be unreasonably withheld, delayed or conditioned). Seller, Buyer Parent and Buyer shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement, and neither Seller on the one hand, nor Buyer Parent or Buyer on the other hand, shall issue any such press release or make any such statement or disclosure without the prior approval of the other (which approval shall not be unreasonably withheld or delayed), except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or over-the-counter exchange, in which case the Party proposing to issue any such press release or make such public statement or disclosure shall use commercially reasonable efforts to consult with the other Party before issuing such press release or making such public statement or disclosure and to cooperate with the other Party to accommodate any reasonable objections made thereto.

6.9 Employment. Effective as of the Closing Date, Buyer will offer to employ each employee of the Business set forth on Schedule 6.9 (collectively, “Employees”) who remains actively employed exclusively by the Business or on an approved leave of absence on the Closing Date. The offers of employment for the Employees will provide for the same initial level of base salary as in effect for such employee on the date of this Agreement, and with employee benefits substantially comparable to the employee benefits offered to similarly situated employees of the Buyer. Notwithstanding the foregoing, nothing in this Agreement will, after the Closing Date, impose on Buyer any obligation to retain any employee in its employment. Employees who accept Buyer’s offer of employment and commence employment with Buyer as of the Closing Date shall be referred to as “Transferred Employees.” To the extent Buyer is, for any reason, unable to enroll a Transferred Employee and, as applicable, their dependents, under Buyer’s health insurance plan effective as of such Transferred Employee’s employment start date with Buyer, Buyer will provide notice to such Transferred Employee as promptly as practicable and will pay or reimburse such Transferred Employee for all costs related to such Transferred Employee obtaining COBRA coverage for themselves and their dependents, as applicable, through the date that Buyer is able to migrate such Transferred Employee and their dependents, as applicable, to Buyer’s health insurance plan.

6.10 Employee Benefit Matters.

(a) As of the Closing Date, all of the Transferred Employees will cease participation in all Employee Plans and fringe benefit programs maintained by Seller. Effective as of the Closing Date, Transferred Employees will be eligible to participate in employee benefit plans and fringe benefit plans provided by Buyer (collectively, “Buyer Benefit Plans”).

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(b) Nothing contained in this Agreement, express or implied, (i) is intended to confer or shall confer upon any individual or any legal representative of any individual (including employees, retirees, or dependents or beneficiaries of employees or retirees) any right as a direct party to, or a third party beneficiary of, this Agreement or (ii) shall be deemed to confer upon any such individual or legal representative any rights under or with respect to any plan, program or arrangement described in or contemplated by this Agreement, and each such individual or legal representative shall be entitled to look only to the express terms of any such plans, program or arrangement for his or her rights thereunder.

(c) Nothing contained in this Agreement, express or implied, shall prohibit Buyer from, subject to Law, adding, deleting or changing providers of benefits, changing, increasing or decreasing co-payments, deductibles or other requirements for coverage or benefits (e.g., utilization review or pre-certification requirements), and/or making other changes in the administration or in the design, coverage and benefits provided to Transferred Employees. No provision of this Agreement shall be construed as a limitation on the right of Buyer to suspend, amend, modify or terminate any Buyer Benefit Plan. Further, (i) no provision of this Agreement shall be construed as an amendment to any employee benefit plan and (ii) no provision of this Agreement shall be construed as limiting Buyer’s discretion and authority to interpret its respective employee benefit and compensation plans, agreements arrangements, and programs, in accordance with their terms and Law.

6.11 Defined Contribution Plans. As of the Closing Date, Transferred Employees will cease participation in any Employee Plan that is a defined contribution plan intended to be qualified under Section 401(a) of the Code and is maintained by or for the benefit of such Transferred Employees. As of the Closing Date or as soon as practicable thereafter, each Transferred Employee will be permitted to elect a distribution of his or her account balance in such Employee Plan and will be permitted to roll over (including a direct rollover) his or her account balances (but not including any outstanding loans) in such Employee Plan (or any portion thereof) to a defined contribution plan maintained by Buyer for 90 days after the Closing Date.

6.12 COBRA. As of the Closing Date, Buyer will assume the Liability for providing and administering all required notices and benefits under COBRA and all Liabilities under COBRA with respect to Transferred Employees and their spouses and dependents for qualifying events that occur after the Closing Date. Seller will retain any and all Liabilities under COBRA for qualifying events that occurred on or prior to the Closing Date and will continue to maintain the applicable Employee Plans until such obligations to provide COBRA continuation coverage for such qualifying events has ended.

6.13 Tax Matters.

(a) Seller will prepare and timely file all Tax Returns in respect of the Acquired Assets for all Tax periods ending on or prior to the Closing Date (each a “Pre-Closing Tax Period”) that are due on or prior to the Closing Date. Buyer will prepare and timely file all other Tax Returns that are required to be filed in respect of the Acquired Assets and the Business. Notwithstanding the foregoing, for the avoidance of doubt, each Party will be responsible for preparing and filing its own Tax Returns.

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(b) The Parties agree that any Apportioned Obligation, or any refund, rebate or similar payment received by Seller or Buyer with respect to any Taxes that are Apportioned Obligations, will be apportioned between Seller and Buyer (x) based upon the number of days in the applicable Straddle Period falling on or before the Closing Date and the number of days in the applicable Straddle Period falling after the Closing Date, if it relates to a Tax that is imposed on a periodic basis or (y) based on an interim closing of the books as of the Closing Date, if it relates to all other Taxes. Seller will be responsible for the amount apportioned to the period ending on the Closing Date, and Buyer will be responsible for the amount apportioned to the period beginning after the Closing Date. Seller will pay Apportioned Obligations that are due and payable on or prior to the Closing Date and bill Buyer for any part of that amount apportioned to Buyer, and Buyer will reimburse Seller for any such Taxes within fifteen (15) days of payment by Seller. Buyer will pay Apportioned Obligations that are due and payable after the Closing Date and bill Seller for any part of that amount apportioned to Seller, and Seller will reimburse Buyer for any such Taxes within fifteen (15) days of payment by Buyer. Notwithstanding any other provision contained in this Agreement (including the limitations set forth in Sections 7.2 and 7.3 hereof), any obligation arising out of this Section 6.13 will not be considered a Loss that is subject to the Threshold Amount, Cap, or any survival period or other limit of time, and any loss for which Seller is responsible may be satisfied out of the Escrow Amount or, thereafter, by Seller.

(c) If Buyer receives a refund with respect to Taxes for which Seller is wholly or partially responsible under Section 6.13(b) hereof, Buyer will pay, within 30 days following the receipt of such refund, the amount of such refund attributable to Seller. If Seller receives a refund with respect to Taxes for which Buyer is wholly or partially responsible under Section 6.13(b) hereof, Seller will pay, within 30 days following the receipt of such refund, the amount of such refund attributable to Buyer.

(d) Each Party will provide the other Party with such assistance and non-privileged information relating to the Business and the Acquired Assets as may reasonably be requested in connection with the preparation of any Tax Return or the conduct of any audit, examination or any other proceeding by any Tax Authority. Each Party will retain and provide to the other Party all non-privileged records and other information which may be relevant to any such Tax Return, audit, examination or any other proceeding. Without limiting the generality of the foregoing, each Party will retain, for a period of six years from and after the Closing Date, copies of all Tax Returns, supporting work schedules and other records relating to the Business and the Acquired Assets for all Pre-Closing Tax Periods and Straddle Periods, or (if they will be retained for less than six years) will offer such records to the other Party prior to disposing of them.

(e) Each Party will be responsible for the handling, disposition and settlement of any inquiry, proceeding or examination against it with respect to its own federal, state or local income, franchise, net or gross receipts, estimated, alternative minimum, add-on and similar Taxes. Buyer will exercise control over the handling, disposition and settlement of any inquiry, examination or proceeding by a Tax Authority with respect to the Acquired Assets. However, if such proceeding could result in a determination with respect to Taxes due or payable by Seller, Seller may elect to participate in the handling of such proceeding at its sole expense. Buyer will notify Seller in writing promptly upon learning of any such inquiry, examination or proceeding. Notwithstanding the foregoing, if such proceeding could give rise to an indemnification obligation on the part of Seller, Seller may elect to undertake and conduct the handling, disposition and settlement of the inquiry, proceeding or examination in accordance with Section 7.5(c).

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(f) Each of Seller and Buyer will be obligated to pay half of any amounts that are required to be paid in respect of any transfer, sales, use, recording, value-added or similar Taxes (including any registration and/or stamp Taxes, levies and duties) that may be imposed by reason of the sale, assignment, transfer and delivery of the Acquired Assets, and Buyer will timely file all Tax Returns required to be filed in connection with such Taxes. Buyer and Seller will cooperate in timely filing all Tax Returns required to be filed in connection with the payment of such Taxes, in obtaining all available exemptions from such Taxes, and in timely providing one another resale certificates and any other documentation necessary to satisfy any such exemptions.

6.14 Assignability and Consents.

(a) As promptly as practicable after the date hereof, (i) Seller will give all required notices to any third parties and will use commercially reasonable efforts to obtain all consents, approvals and other authorizations set forth or required to be set forth on Schedule 3.3, and (ii) Seller shall use its reasonable best efforts to obtain an extension of the Contract set forth on Schedule 6.14 on the terms set forth on Schedule 6.14.

(b) Notwithstanding any other provisions in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any Contract if an attempted assignment thereof, without the consent of another party thereto or any Governmental Authority, would constitute a breach or violation of any such Contract. Seller shall, at its expense, use commercially reasonable efforts and Buyer shall, at Seller’s expense, use commercially reasonable efforts to assist Seller in obtaining all consents, novations and waivers and to resolve all impracticalities of assignments, novations or transfers necessary to convey any Contract to Buyer at the earliest practicable date after the Closing. Notwithstanding the foregoing, any fees and expenses incurred by the Parties in connection with obtaining an assignment, novation or transfer of any Contract will be paid by the Party incurring such expense.

(c) In the case of Contracts included in the Acquired Assets, if such consents, novations or waivers are not obtained on or prior to the Closing Date, or if an attempted assignment would be ineffective, until such consent, novation or waiver is obtained, Seller shall use commercially reasonable efforts to (A) provide to Buyer the benefits of each such Contract; (B) cooperate in any reasonable and lawful arrangement designed to provide such benefits to Buyer and (C) enforce, at the request and expense of Buyer and for the account of Buyer, any rights of Seller arising from any such Contract; and Seller will promptly pay to Buyer when received all monies received by Seller under such Contract. To the extent Buyer is provided the benefit of any such Contract, Buyer will perform or discharge, on behalf of Seller, Seller’s obligations and liabilities under each such Contract in accordance with the provisions thereof except for any obligations and liabilities under any such Contract that constitute a Retained Liability. Once a necessary consent, novation or waiver is obtained, the applicable Contract will be deemed to have been automatically transferred to Buyer on the terms set forth in this Agreement with respect to the other Contracts transferred and assumed at the Closing, and consistent with the foregoing, the obligations pursuant to the applicable Contract will be deemed to be Assumed Liabilities, and the rights pursuant to the applicable Contract will be deemed to be Acquired Assets.

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6.15 Litigation Support. In the event and for so long as either Party is actively contesting or defending against any third party charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand in connection with any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction involving the Business, the other Party will reasonably cooperate with the contesting or defending Party and its counsel in the contest or defense, make available its personnel at reasonable times and upon reasonable notice and provide such testimony and access to its books and records to the extent related to the Business as may be reasonably requested in connection with the contest or defense and in each case to the extent commercially reasonable for such other Party, at the sole cost and expense of the contesting or defending Party (unless such contesting or defending Party is entitled to indemnification therefor under Article VII in which case, the costs and expense will be borne by the Parties as set forth in Article VII).

6.16 Seller’s Obligation to Change Name. Prior to the Closing, Seller will take any and all action necessary to change the name of Seller and MB Sub, effective no later than as of the Closing, to a name that does not include or relate to and is not based on or likely to be confused with the name “Mediabistro.” Beginning immediately following the Closing, Seller will, and will cause its Affiliates to, cease using any trademark, brand name, trade name, corporate name, domain name or other indication of source or origin, that includes, is based on, relates to or is likely to be confused with or is confusingly similar to the term Mediabistro or any other similar terms or derivatives thereof.

6.17 Seller Status. Following the Closing, Seller intends to continue to operate and develop the Retained Business. Seller further intends to remain a publicly traded company and to file reports with the SEC pursuant to the provisions of the Exchange Act. At or promptly following the Closing, Seller may use a portion of the Closing Payment to repay outstanding indebtedness of Seller (the exact amount of such repayment, which shall be determined by the Seller’s Board of Directors, the “Initial Debt Payment”). Seller will use commercially reasonable efforts to ensure that, after the Initial Debt Payment, (i) at least $2.5 million of the Closing Payment remains, and is reserved, for working capital purposes, and (ii) Seller will not prepay any other outstanding indebtedness until at least six (6) months following the Closing; provided, that the foregoing shall not limit the Seller’s right and ability to repay indebtedness (or interest on such indebtedness) that becomes due and payable during such period.

6.18 Contract Renewal. Between the date hereof and the Closing Date, Buyer, Buyer Parent and Seller shall use commercially reasonable efforts to coordinate the renewal of the Contract set forth on Schedule 6.18 in accordance with the terms set forth on Schedule 6.18.

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ARTICLE VII

INDEMNIFICATION

7.1 Survival of Representations, Warranties and Covenants. The representations and warranties of Seller (including representations and warranties made on behalf of the Seller Subsidiaries) contained in this Agreement or in any certificates delivered pursuant to Article V shall survive the Closing until the eighteen (18) month anniversary of the Closing Date, except that (a) the representations and warranties set forth in Section 3.14 (Intellectual Property) shall survive the Closing until the three (3) year anniversary of the Closing Date, (b) the representations and warranties set forth in Sections 3.16 (Taxes) and 3.21 (Compliance with Laws) shall survive until thirty (30) days after the expiration of the applicable statute of limitations (including any waivers or extensions thereof) to which the underlying matter relates, the representations and warranties set forth in the first sentence of Section 3.10 (Acquired Assets) and the representations and warranties set forth in Sections 3.1 (Corporate Organization and Standing), 3.2 (Authorization), 3.3 (No Conflict or Violation), 3.5 (Absence of Undisclosed Liabilities), 3.20 (Brokers; Finders), 3.24 (Agreements with Affiliates), 3.25 (Information in Proxy Statement), 3.26 (Opinion of Financial Advisor) and 3.28 (Subsidiaries) shall survive forever and (c) the representations and warranties set forth in Sections 4.1 (Corporate Organization and Standing), 4.2 (Authorization), 4.3 (No Conflict or Violation) and 4.5 (Brokers, Finders) shall survive forever. The representations and warranties identified in clause (b) of the first sentence of this Section 7.1 are referred to herein as the “Fundamental Representations.” The covenants contained in this Agreement shall survive the Closing and remain in full force and effect until fully performed in accordance with their terms. Notwithstanding the foregoing, any claim made under and in accordance with this Article VII prior to the expiration of the applicable period set forth above shall survive until such claim is finally resolved.

7.2 Indemnification by Seller.

(a) Subject to the provisions of this Article VII, from and after the Closing, Seller shall indemnify Buyer, its Affiliates and their respective officers, directors, attorneys, accountants, representatives and agents (the “Buyer Indemnified Parties”) for all losses, Liabilities, Taxes, damages (including punitive damages solely to the extent such punitive damages are actually recovered by a Third Party pursuant to a Third Party Claim), costs, interest, awards, judgments, penalties and expenses, including reasonable attorneys’ and accountants’ fees and expenses (herein individually a “Loss” and collectively “Losses”) that any Buyer Indemnified Party suffers, sustains or incurs and that result from, arise out of, relate to, or are caused by, any of the following:

(i) any breach or inaccuracy of any representation or warranty of the Sellers contained in this Agreement or in any certificates delivered pursuant to Article V, other than the Fundamental Representations;

(ii) any breach or inaccuracy of any of the Fundamental Representations;

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(iii) any failure by Seller to perform or comply with any covenant or agreement contained in this Agreement;

(iv) the ownership or operation of the Retained Assets;

(v) the Retained Liabilities;

(vi) any Third Party Claim related to the foregoing that alleges facts that, if true, would entitle the Buyer Indemnified Parties to recovery under this Article VII;

(vii) the matters set forth on Schedule 7.2(a) (subject to the limitations set forth therein); and

(viii) any fraud committed by or on behalf of Seller related to this Agreement or any Ancillary Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, in the absence of a showing of fraud by or on behalf of Seller related to this Agreement or any Ancillary Agreement, (i) no Buyer Indemnified Party shall be entitled to indemnification for any Losses under Section 7.2(a)(i) or (iii) unless and until one or more claims identifying such Losses in excess of $75,000 in the aggregate (the “Deductible Amount”) has or have been delivered to Seller, and such amount is payable in accordance with this Article VII, whereupon only the aggregate amount of such Losses in excess of the Deductible Amount shall thereafter be recoverable in accordance with the terms hereof and (ii) the aggregate amount of Losses in excess of the Deductible Amount for which the Buyer Indemnified Parties shall be entitled to indemnification pursuant to Section 7.2(a)(i) shall not exceed $2,000,000 (the “Cap”).

(c) The aggregate amount of Losses in excess of the Deductible Amount for which the Buyer Indemnified Parties shall be entitled to indemnification pursuant to Section 7.2(a)(ii) and (iii) shall not exceed $8,000,000.

7.3 Indemnification by Buyer. Subject to the provisions of this Article VII, from and after the Closing, Buyer shall indemnify Seller and its officers, directors, Affiliates, attorneys, accountants, representatives and agents (the “Seller Indemnified Parties”) for all Losses that any Seller Indemnified Party may suffer, sustain or incur and that result from, arise out of, relate to, or are caused by any of the following:

(a) any breach or inaccuracy of any representation or warranty of Buyer contained in this Agreement;

(b) any failure by Buyer to perform or comply with any covenant or agreement contained in this Agreement;

(c) any Assumed Liability;

(d) the conduct of the Business after the Closing; and

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(e) any fraud committed by or on behalf of Buyer related to this Agreement or any Ancillary Agreement.

7.4 Payment Source. All amounts owing to the Buyer Indemnified Parties pursuant to this Article VII shall be first paid through distributions from the then remaining balance of the Escrow Fund (if any) in accordance with this Agreement and the Escrow Agreement and second, following the earlier of the termination or exhaustion of the Escrow Fund, paid by Seller.

7.5 Procedures for Indemnification.

(a) No Party shall be liable for any claim for indemnification under this Article VII unless written notice of a claim for indemnification is delivered by the Party seeking indemnification (the “Indemnified Party”) to the Party from whom indemnification is sought (the “Indemnifying Party”) prior to the expiration of any applicable survival period set forth in Section 7.1 (in which event the claim shall survive until resolved). If any third party notifies the Indemnified Party with respect to any matter which may give rise to a claim for indemnification (a “Third Party Claim”) against the Indemnifying Party under this Article VII, then the Indemnified Party shall notify the Indemnifying Party within 10 Business Days thereof in writing; provided that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder except to the extent that the Indemnifying Party is actually and materially prejudiced thereby. All notices given pursuant to this Section 7.5(a) shall describe with reasonable specificity the nature of the claim, the amount of the claim (to the extent then known) and the basis of the Indemnified Party’s claim for indemnification.

(b) Following receipt of notice in accordance with Section 7.5(a) (other than a notice of a Third Party Claim against the Indemnified Party, in which case Section 7.5(c) below shall apply), the Indemnifying Party shall have thirty (30) days from the date it receives such notice (the “Dispute Period”) to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For purposes of such investigation, the Indemnified Party shall make available to the Indemnifying Party all the information related to such claim relied upon by or in possession or control of, the Indemnified Party. If the Indemnifying Party disagrees with the validity or amount of all or a portion of such claim made by the Indemnified Party, the Indemnifying Party shall deliver to the Indemnified Party written notice thereof (the “Dispute Notice”) prior to the expiration of the Dispute Period. If no Dispute Notice is received by the Indemnified Party within the Dispute Period or the Indemnifying Party provides notice that it does not have a dispute with respect to such claim, such claim shall be deemed approved and consented to by the Indemnifying Party (such claim, an “Approved Indemnification Claim”). If a Dispute Notice is received by the Indemnified Party within the Dispute Period and the Indemnified Party and the Indemnifying Party do not agree to the validity and/or amount of such disputed claim, no payment shall be made until such disputed claim is resolved, whether by adjudication of such matter, agreement between the Indemnified Party and the Indemnifying Party, or otherwise (and upon any such resolution, such claim shall be deemed to be an Approved Indemnification Claim). Each Approved Indemnification Claim shall be paid no later than five (5) Business Days after the date on which the subject claim became an Approved Indemnification Claim, in each case by wire transfer of immediately available funds to the account designated in writing by the party entitled to such payment.

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(c) After the Indemnified Party has given notice of a Third Party Claim to the Indemnifying Party pursuant to Section 7.5(a), the Indemnifying Party may, at its election, undertake and conduct the defense of such Third Party Claim; provided that the Indemnifying Party fully acknowledges in writing its indemnification obligations to the Indemnified Party. In such case, the Indemnified Party may continue to participate in the defense of such Third Party Claim; provided, however, that following the Indemnifying Party’s assumption of the defense of such Third Party Claim, all legal or other expenses subsequently incurred by the Indemnified Party shall be borne by the Indemnified Party unless the Indemnified Party reasonably concludes that the Indemnifying Party and the Indemnified Party have conflicting interests, in which case the Indemnified Party shall be indemnified for the reasonable fees and expenses of one counsel to the Indemnified Party (including one local counsel). If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnifying Party shall not settle or consent to judgment with respect to such Third Party Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld, conditioned or delayed. If (i) the Indemnifying Party has failed to assume the defense of such Third Party Claim within ten (10) days of the Indemnified Party’s delivery of notice of such Third Party Claim to the Indemnifying Party, (ii) such Third Party Claim involves criminal or quasi-criminal allegations or (iii) the Third Party Claim includes a claim for injunctive relief, then the Indemnified Party shall have the right to assume the defense of such Third Party Claim. The Indemnified Party and the Indemnifying Party shall render to each other such assistance as may reasonably be required of each other in order to ensure proper and adequate defense of any Third Party Claim subject to this Section 7.5. To the extent that the Indemnified Party or the Indemnifying Party does not participate in the defense of a particular Third Party Claim, the Party so proceeding with such Third Party Claim shall keep the other party informed of all material developments and events relating to such Third Party Claim. No Indemnified Party shall settle or consent to judgment with respect to any Third Party Claim without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed. In the event that the Indemnifying Party has consented to any settlement or consented to any judgment and except as otherwise provided in such settlement or judgment, such Indemnifying Party shall not have any power or authority to object to any claim by any Indemnified Person under this Article VII or against the Escrow Fund for indemnity in the amount of such settlement or judgment.

7.6 Determination of Loss Amount. If an indemnifiable matter is identified and noticed prior to the end of any applicable period set forth in Section 7.1, all Losses incurred or paid in connection with such matter shall remain subject to indemnification hereunder.

7.7 Tax Treatment. Any payment under Article VII of this Agreement shall be treated by the parties for federal, state, local and foreign income Tax purposes as an adjustment to the Purchase Price unless otherwise required by Law.

7.8 Other Exclusions. In the event that any Person alleges that they are entitled to indemnification hereunder, and that Person’s claim is covered under more than one provision of this Agreement, such Person shall be entitled to elect the provision or provisions under which it may bring a claim for indemnification. Any entitlement of an Indemnified Party to make a claim under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such claim constituting a breach or inaccuracy of more than one representation, warranty, covenant or agreement.

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7.9 Remedies Exclusive. Except (a) for remedies that cannot be waived as a matter of Applicable Law, (b) for specific performance, injunctive relief or other equitable remedies, or (c) in respect of claims based on fraud, willful misconduct or criminal acts committed by or on behalf of Seller, the indemnification provisions of this Article VII shall be the sole and exclusive remedy for any breach of this Agreement from and after the Closing.

7.10 Additional Limitations, Mitigation, Subrogation.

(a) For purposes of this Article VII only, the amount of any Loss shall be reduced by any insurance proceeds or other third party recovery actually received by the Indemnified Party with respect to such Loss. If an indemnification payment is received by the Indemnified Party and the Indemnified Party later receives insurance proceeds or other third party recoveries specifically in respect of the related Loss, the Indemnified Party shall promptly pay the indemnifying party a sum equal to the lesser of (y) the actual amount of insurance proceeds or other third party recoveries specifically in respect of the related Loss and (z) the actual amount of the indemnification payment previously paid to the Indemnified Party with respect to such Loss.

(b) Any Indemnified Party shall act in good faith and in a commercially reasonable manner to mitigate any Losses it suffers, incurs or otherwise becomes subject to as a result of or in connection with any inaccuracy in or breach of any representation, warranty, covenant or obligation under this Agreement.

(c) In the event of any indemnification payment by Seller under this Agreement, Seller shall be subrogated to the extent of such payment to all of the rights of recovery of the Buyer Indemnified Party, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable Seller to bring suit to enforce such rights.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement and the Transactions may be terminated at any time prior to the Closing as follows:

(a) by mutual written consent of Seller and Buyer;

(b) by either Seller or Buyer if the Closing shall not have occurred on or before November 1, 2014 (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

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(c) by Buyer if: (i) Seller shall have breached any of its representations, warranties or obligations hereunder to an extent that would cause the conditions set forth in Sections 5.1(b) or (c) not to be satisfied and such breach shall not have been cured within 20 Business Days of receipt by Seller of written notice of such breach (provided that the right to terminate this Agreement by Buyer shall not be available to Buyer if Buyer is at that time in material breach of this Agreement or if such breach has not had, or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect); (ii) Seller’s board of directors shall have withdrawn or modified the Recommendation in any manner adverse to Buyer or shall have resolved to do so; or (iii) Seller’s board of directors shall (x) have recommended, endorsed, accepted or agreed to a Acquisition Proposal or shall have resolved to do so, or (y) not have sent to holders of shares of Seller’s outstanding equity stock within 10 Business Days after the commencement of any tender or exchange offer or solicitation made in connection with any Acquisition Proposal, a statement recommending rejection of such offer or solicitation;

(d) by Seller at any time prior to the Closing Date, if Buyer shall have breached any of its representations, warranties or obligations hereunder to an extent that would cause the conditions set forth in Sections 5.2(b) or (c) not to be satisfied and such breach shall not have been cured within 20 Business Days of receipt by Buyer of written notice of such breach (provided that the right to terminate this Agreement by Seller shall not be available to Seller if Seller is at that time in material breach of this Agreement);

(e) by Seller or Buyer, if consummation of the Transactions would violate any non-appealable final order, decree, ruling or judgment of any court or Governmental Authority having competent jurisdiction;

(f) by either Seller or Buyer if the Seller Stockholder Approval shall not have been obtained at the Seller Stockholders Meeting or any postponement or adjournment thereof;

(g) by Seller, if at any time prior to receipt of the Seller Stockholder Approval, it concurrently enters into a definitive agreement providing for a Superior Acquisition Proposal in accordance with Section 6.2(e); provided, however, that prior thereto or concurrently therewith Seller shall have paid or caused to be paid the Termination Fee to Buyer in accordance with Section 8.2 of this Agreement (and such termination of this Agreement by Seller shall not take effect unless and until the Termination Fee shall have been so paid); or

(h) by Buyer, if since the date hereof any event has occurred or failed to occur, the result of which constitutes a Material Adverse Effect.

8.2 Effect of Termination. If this Agreement is terminated pursuant to Section 8.1, this Agreement shall thereafter become void and have no further force and effect and all further obligations of the Parties under this Agreement shall terminate without further Liability of the Parties, except that (a) the obligations of the Parties under Section 6.6(a) and under the Confidentiality Agreement shall survive such termination and remain in full force and effect, (b) the provisions of this Section 8.2, Section 8.3 and Article IX shall survive such termination and remain in full force and effect, and (c) such termination shall not constitute a waiver by either Party of any claim it may have for damages caused by reason of, or relieve either Party from Liability for, any breach of this Agreement prior to its termination under Section 8.1. Notwithstanding the foregoing, nothing set forth in this Section 8.2 shall be deemed to modify, affect or diminish either Party’s right to terminate this Agreement pursuant to Section 8.1.

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8.3 Expenses and Termination Fee.

(a) In the event that Buyer shall terminate this Agreement pursuant to Section 8.1(c)(ii) or (iii), or in the event that Seller shall terminate this Agreement pursuant to Section 8.1(g), Seller shall pay the Termination Fee to Buyer and reimburse Buyer’s Transaction Expenses.

(b) In the event that (A) either (i) Buyer shall terminate this Agreement pursuant to Section 8.3(c)(i), or (ii) Buyer or Seller shall terminate this Agreement pursuant to Section 8.1(e) or (f), (B) prior to the time of such termination there shall have been an Acquisition Proposal with respect to Seller, and (C) within twelve months after such termination of this Agreement, either (i) a definitive agreement is entered into by Seller with respect to an Acquisition Proposal or (ii) an Acquisition Proposal is consummated, Seller shall pay the Termination Fee to Buyer and reimburse Buyer’s Transaction Expenses.

(c) In the event that either Buyer or Seller shall terminate this Agreement pursuant to Section 8.1(f), and no Acquisition Proposal has been made prior thereto, Seller shall reimburse Buyer’s Transaction Expenses.

(d) In the event that Seller must pay a Termination Fee to Buyer or reimburse Buyer’s Transaction Expenses, Seller shall pay such amounts: (i) within ten (10) days after the date of termination, in the event that the Termination Fee and Buyer’s Transaction Expenses are due pursuant to Section 8.3(b), (ii) at the earlier of the time that a definitive agreement is entered into by Seller or the time the Acquisition Proposal is consummated, in the event that the Termination Fee and Buyer’s Transaction Expenses are due pursuant to Section 8.3(a), or (iii) within five (5) days after the date of termination, in the event that the Buyer’s Transaction Expenses are due pursuant to Section 8.3(c).

(e) In the event that Seller fails to pay either the Termination Fee or the Buyer’s Transaction Expenses or both when due under this Section 8.3 and Buyer commences a suit which results in a judgment against Seller for such overdue amount, then (i) Seller shall reimburse Buyer for all costs and expenses (including disbursements and reasonable fees of counsel) incurred in connection with such suit and the collection of such overdue amount and (ii) Seller shall pay to Buyer interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to Buyer in full) at the rate of 7% per annum.

ARTICLE IX

MISCELLANEOUS

9.1 Expenses. Except as otherwise specifically set forth in this Agreement or on Schedule 9.1, Buyer shall pay all costs and expenses incurred by it on its behalf, and Seller shall pay all costs and expenses incurred by it on its behalf, in connection with this Agreement and the Transactions, including fees and expenses of their respective financial consultants, accountants and legal counsel. Seller shall pay the amount of any Covered Buyer Expenses incurred during the period from the date of this Agreement through the six month anniversary of the Closing Date to the extent they exceed, in the aggregate, the Covered Buyer Expense Deductible; provided that any Covered Buyer Expenses incurred as of the Closing Date that result in a reduction of the Escrow Amount pursuant to Section 1.5(b) shall be deemed paid by virtue of such Escrow Amount reduction. Expenses incurred in connection with preparing, filing, printing and distributing the Proxy Statement shall be expenses of Seller.

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9.2 Notices. Any notice, request, instruction or other document to be given hereunder will be sent in writing and delivered personally, sent by reputable, overnight courier service (charges prepaid), sent by registered or certified mail, postage prepaid, or by facsimile, according to the instructions set forth below. Such notices will be deemed given: at the time delivered by hand, if personally delivered; one Business Day after being sent, if sent by reputable, overnight courier service; at the time received, if sent by registered or certified mail; and at the time when confirmation of successful transmission is received by the sending facsimile machine, if sent by facsimile.

If to Seller:

Mediabistro Inc.

475 Park Avenue South

New York, NY 10016

Attn: Alan M. Meckler

Fax (203) 831-0233

With a copy (which shall not constitute notice) to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail

Suite 300

Raleigh, North Carolina 27607

Attn: David L. Wilke, Esq.

Fax: (919) 781-4865

If to Buyer or Buyer Parent:

PGM-MB Holdings LLC

c/o Prometheus Global Media, LLC

770 Broadway, 15th Floor

New York, NY 10003

Attention: Jeffrey Wilbur

Fax: (212) 493-4266

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With a copy (which shall not constitute notice) to:

Prometheus Legal Department

330 Madison Ave

New York, NY 10017

Fax: (212) 644-8107

and

Jenner & Block LLP

919 Third Avenue

New York, NY 10022

Attention: Tobias L. Knapp

Fax: (212) 891-1699

or to such other address or to the attention of such other party that the recipient Party has specified by prior written notice to the sending Party in accordance with the proceeding.

9.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

9.4 Entire Agreement. This Agreement, the Disclosure Schedules, the Exhibits hereto and the Ancillary Agreements constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings, whether written or oral, of the Parties.

9.5 Interpretation. Words used in this Agreement in the singular number shall include the plural, and vice versa, unless the context requires otherwise. Words of gender used in this Agreement may be read as masculine, feminine or neuter as the context may require. Unless the context clearly requires otherwise, the terms “this Agreement,” “hereto,” “herein,” “hereby,” “hereunder,” “hereof,” “hereafter” and similar expressions refer to this Agreement (including the Disclosure Schedules and Exhibits hereto) in its entirety and not to any particular provision or portion of this Agreement. When a reference is made to Sections, Schedules or Exhibits, such reference shall be to a Section of, or a Disclosure Schedules to or an Exhibit to, this Agreement, unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used herein, they shall be deemed to be followed by the words “without limitation.” If any period of days referred to in this Agreement shall end on a day that is not a Business Day, then the expiration of such period shall be automatically extended until the end of the first succeeding Business Day.

9.6 Headings. The headings contained in this Agreement and in the Disclosure Schedules and Exhibits hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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9.7 Assignment; Amendment. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties. Neither this Agreement nor any of the rights, interests or obligations provided by this Agreement may be assigned by either Party or Buyer Parent (whether by operation of Law or otherwise) without the prior written consent of (a) Buyer, in the case of a proposed assignment by Seller, and (b) Seller, in the case of a proposed assignment by Buyer or Buyer Parent; provided, however, that Buyer shall be permitted, upon notice to Seller but without the consent of Seller, to assign any or all of its rights and interests (but not its obligations) hereunder and under any Ancillary Agreement to one or more of Buyer’s Affiliates. This Agreement may be amended only by a written instrument, duly executed and delivered by each of Seller and Buyer.

9.8 Governing Law.

(a) This Agreement, the Ancillary Agreements and all other agreements, documents and instruments delivered pursuant hereto and incorporated herein, unless otherwise expressly provided therein, shall be governed by, and construed in accordance with, the substantive Laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without reference to the conflicts of laws rules of such State.

(b) Each of the Parties (including for this purpose, Buyer Parent) irrevocably consents to the exclusive jurisdiction and venue of any state court located within New Castle County, State of Delaware in connection with any matter based upon or arising out of this Agreement or the Transactions, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and process. Each Party (including for this purpose, Buyer Parent) hereby agrees not to commence any legal proceedings relating to or arising out of this Agreement or the Transactions in any jurisdiction or courts other than as provided herein.

9.9 No Third-Party Rights. This Agreement is not intended, and shall not be construed, to create any rights in any parties other than Buyer and Seller, their respective successors and permitted assigns and the Indemnified Persons, and no other Person shall assert any rights as third-party beneficiary hereunder.

9.10 Non-Waiver. At any time prior to the Closing, either Party may extend the time for performance of or waive compliance with any of the covenants or agreements of the other Party, and may waive any breach of the representations or warranties of such other Party. No agreement extending or waiving any provision of this Agreement will be valid or binding unless it is in writing and is executed and delivered by or on behalf of the Party against which it is sought to be enforced. The failure in any one or more instances of a Party hereto to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said Party of any breach of any of the terms, covenants or conditions of this Agreement shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

9.11 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to affect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

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9.12 Incorporation of Exhibits and Schedules. The Exhibits and Disclosure Schedules are incorporated into this Agreement and shall be deemed a part hereof as if set forth herein in full. In the event of any conflict between the provisions of this Agreement and any such Exhibit or Disclosure Schedules, the provisions of this Agreement shall control.

9.13 Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

9.14 Specific Performance. Each of the Parties (including for this purpose, Buyer Parent) acknowledges and agrees that any other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each Party (including for this purpose, Buyer Parent) agrees that any other Party, without any requirement to post a bond or other security, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties (including for this purpose, Buyer Parent) and the matter (subject to the provisions set forth in Section 9.8), in addition to any other remedy to which they may be entitled, at law or in equity.

9.15 WAIVER OF JURY TRIAL. EACH OF BUYER, BUYER PARENT AND SELLER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF BUYER, BUYER PARENT OR SELLER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

ARTICLE X

BUYER PARENT GUARANTEE

10.1 Buyer Parent Guarantee. Buyer Parent, intending to be legally bound, hereby irrevocably guarantees (a) prior to and at the Closing, the full and punctual payment and performance of all obligations of Buyer (or any transferee of Buyer pursuant to Section 9.7) set forth herein , including without limitation the payment by Buyer of the Initial Purchase Payment, (b) from and after the Closing, Buyer’s payment, performance or other discharge of the Assumed Liabilities and (c) from and after the Closing, Buyer’s payment of the amounts payable to Seller pursuant to Appendix B of the Transition Services Agreement (collectively, the “Guaranteed Obligations”). Buyer Parent acknowledges and agrees that the obligations of Buyer Parent under his Section 10.1 shall be unconditional and absolute and no release or extinguishments of Buyer’s (or any Transferee’s) obligations or Liabilities (other than in accordance with the terms of this Agreement), whether by decree in any bankruptcy proceeding or otherwise, shall affect the continuing validity and enforceability of this guarantee; provided, however, that Buyer Parent shall be entitled to assert as a defense to any claim for payment or performance of any Guaranteed Obligations any and all of the rights, defenses, counterclaims, exculpations, set-offs, indemnities and limitations on liability to which Buyer (or any transferee of Buyer pursuant to Section 9.7) may be entitled to assert under this Agreement or the Transition Services Agreement, including that (i) such Guaranteed Obligations are not currently due under the terms of this Agreement, or (ii) that such Guaranteed Obligations have previously been paid or performed in full. The foregoing guarantee shall remain in full force and effect until the earlier of (x) the termination of this Agreement in accordance with Article VIII and (y) the date on which each Guaranteed Obligation has been completely performed and/or paid in full, as applicable. In any Proceeding to enforce rights under this Section 10.1, the prevailing party will be entitled to recover its reasonable attorneys fees.

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10.2 Buyer Parent Representations and Warranties. Buyer Parent hereby represents and warrants to Seller, as of the date hereof and as of the Closing Date:

(a) Buyer Parent is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite limited liability company power and authority to enter into and perform its obligations under this Agreement. Buyer Parent is duly qualified to do business as a foreign limited liability company in each jurisdiction in which the nature of its business as now being conducted by it or the property owned or leased by it makes such qualification necessary.

(b) This Agreement has been duly authorized, executed and delivered by Buyer Parent, and this Agreement is the legal, valid and binding obligation of Buyer Parent, enforceable against Buyer Parent in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally. All necessary consents, approvals and authorizations have been provided by the manager of Buyer Parent in connection with this Agreement and the Transactions.

(c) Neither the execution and delivery of this Agreement nor the consummation of the Transactions will (a)  violate, conflict with or result in a breach of or constitute a default under any provision of Buyer Parent’s certificate of formation or operating agreement, (b) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or Governmental Authority to which Buyer Parent or its business is subject, or (c) violate, conflict with or result in a breach of any Law.

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(d) Buyer Parent has, as of the date of this Agreement, and will have on the Closing Date, sufficient immediately available funds to guarantee, in cash, the payment by Buyer of the Initial Purchase Payment.

(e) Buyer Parent has delivered to Seller the unaudited balance sheet of Buyer Parent as of April 30, 2014. Such balance sheet was prepared in accordance with GAAP applied on a basis consistent throughout the period indicated (except as otherwise stated in such balance sheet) and fairly presents in all material respects the assets and liabilities of Buyer Parent as of April 30, 2014.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

SELLER:

Medibistro Inc.

By: /s/ Alan Meckler

Name: Alan Meckler

Title: Chief Executive Officer

BUYER:

PGM-MB Holdings LLC

By: /s/ Jeffrey Wilbur

Name: Jeffrey Wilbur

Title: Chief Financial Officer

BUYER PARENT (solely with respect to Sections 6.5, 6.6, 6.8 and 6.18 the applicable pr*ovisions of Article IX, and Article X):

Prometheus Global Media, LLC

By: /s/ Jeffrey Wilbur

Name: Jeffrey Wilbur

Title: Chief Financial Officer

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EXHIBIT A

As used in the Agreement, the following terms shall have the following meanings:

“Acquired Assets” has the meaning set forth in Section 1.1.

“Acquisition Proposal” means any bona fide written proposal, made by a party to acquire beneficial ownership (as defined under Rule 13(d) promulgated under the Exchange Act) of all or a material portion of the assets of, or any material equity interest in, Seller pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, licensing transaction, tender or exchange offer or similar transaction involving Seller, including any single or multi-step transaction or series of related transactions that is structured to permit such party to acquire beneficial ownership of any material portion of the assets of, or any material equity interest in, Seller. For purposes of the definition of Acquisition Proposal, a material portion of the assets of, or material equity interest in, Seller means greater than 20% of the assets of, or equity interest in, Seller.

“Affiliate” means, with respect to any Person, any other Person which directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the first Person. “Control” means the right to exercise, directly or indirectly, 25% or more of the voting rights attributable to the stock of, or other ownership interest in, any entity, or the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity. For the avoidance of doubt, Alan Meckler is deemed an “Affiliate” of Seller for purposes of this Agreement.

“Agreement” has the meaning set forth in the preamble.

“Allocation Statement” has the meaning set forth in Section 1.6(a).

“Ancillary Agreement(s)” means (a) the Bill of Sale and Assignment and Assumption Agreement, (b) the IP Assignments (c) the Escrow Agreement, (d) the Transition Services Agreement, (e) the Noncompete Agreement and (f) any and all other documents and agreements delivered in connection with the Transactions.

“Apportioned Obligations” means (a) any Tax (including any additional Tax determined subsequent to the Closing Date other than additional Tax resulting from a breach by Buyer of Section 6.13(e)) relating to any Acquired Asset, and (b) all rents, royalties, utilities and other periodic charges with respect to the Acquired Assets, that are due or become due without acceleration for any Straddle Period or Pre-Closing Tax Period.

“Approved Indemnification Claim” has the meaning set forth in Section 7.5(b).

“Acquired Assets” has the meaning set forth in Section 1.1.

“Applicable Period” has the meaning set forth in Section 6.2(b).

“Assets” of any Person means all of such Person’s right, title and interest in and to all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible and wherever situated), including Contracts and Intellectual Property Rights.

A-1

“Assumed Liabilities” has the meaning set forth in Section 1.3.

“Bill of Sale and Assignment and Assumption Agreement” has the meaning set forth in Section 2.2(a).

“Business” has the meaning set forth in the Recitals.

“Business Day” means any day, other than a Saturday, Sunday or a day on which banks located in New York, New York shall not be authorized or required by Law to transact business.

“Business IP” means all Intellectual Property Rights owned (whether exclusively, jointly with another Person, or otherwise) by Seller (or any of Seller’s Subsidiaries), which are used, held or intended for use in or related to the operation of the Business as currently conducted or currently contemplated to be conducted, including all Intellectual Property Rights in or pertaining to the Business Products.

“Business IP Contract” means any Contract to which any Seller Party is a party or by which any Seller Party is bound, or to which any Business IP is subject, which contains any assignment or license of, or covenant not to assert or enforce, any Intellectual Property Right or that relates to any Business IP.

“Business Privacy Policy” means each privacy policy of a Seller Party relating to the Business in effect at any time within the two-year period preceding the Closing Date, including any policy relating to (i) the privacy of users of the Business Products or other users of the Business or of any of the Websites or (ii) the collection, storage, disclosure and transfer of any User Data or Personal Data.

“Business Product” means any product or service that is (i) marketed, distributed, licensed or sold by or on behalf of a Seller Party in connection with the Business as presently conducted or (ii) currently under development by or on behalf of a Seller Party and intended by Seller to be marketed, distributed, licensed or sold by or on behalf of a Seller Party in connection with the Business as presently conducted.

“Business Trademarks” has the meaning set forth in Section 3.14(g)(ii) of this Agreement.

“Buyer” has the meaning set forth in the preamble.

“Buyer Parent” has the meaning set forth in the preamble.

“Buyer Benefit Plans” has the meaning set forth in Section 6.10(a).

“Buyer Indemnified Parties” has the meaning set forth in Section 7.2(a).

A-2

“Buyer’s Transaction Expenses” means all of the fees and expenses incurred by Buyer or its Affiliates in connection with the negotiation, documentation and consummation of the Transactions, including all fees, expenses, disbursements and other similar amounts paid to attorneys, financial advisors or accountants, provided that in no event shall the Buyer’s Transaction Expenses exceed $320,000 in the aggregate for purposes of Seller’s reimbursement obligations set forth in Section 8.3.

“Cap” has the meaning set forth in Section 7.2(b).

“Change in Recommendation” has the meaning set forth in Section 6.2(c).

“Closing” has the meaning set forth in Section 2.1.

“Closing Consents” means those consents, approvals, authorizations, orders, filings, registrations and qualifications set forth on Schedule 3.3 which are designated by an asterisk.

“Closing Date” has the meaning set forth in Section 2.1.

“Closing Payment” has the meaning set forth in Section 1.5(a).

“Copyrights” means all works of authorship, and all copyrights therein.

“Covered Buyer Expenses” means any out of pocket losses, Liabilities, damages, costs, interest, awards, judgments, penalties and expenses, including reasonable and documented attorneys’ and accountants’ fees and expenses incurred by any Buyer Indemnified Parties as a result of a Covered Expense Event.

“Covered Buyer Expense Deductible” means the first One Hundred Thousand Dollars ($100,000) of Covered Buyer Expenses.

“Covered Expense Event” has the meaning provided in Schedule 9.1.

“Databases” means all proprietary databases and other data sets and compilations, whether written, electronic or in another form, and all documentation relating to the foregoing, including manuals, memoranda and records.

“COBRA” means the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.

“Code” means the Internal Revenue Code of 1986, as amended, together with all rules and regulations promulgated thereunder.

“Competing Business” has the meaning set forth in Section 6.6(b).

“Confidentiality Agreement” has the meaning set forth in Section 6.6(a)(i).

“Contracts” has the meaning set forth in Section 1.1(c).

A-3

“Deductible Amount” has the meaning set forth in Section 7.2(b).

“Disclosure Schedules” means the disclosure schedules accompanying this Agreement.

“Dispute Notice” has the meaning set forth in Section 7.5(b).

“Dispute Period” has the meaning set forth in Section 7.5(b).

“Employee” has the meaning set forth in Section 6.9(b).

“Employee Pension Benefit Plan” has the meaning set forth in Section 3(2) of ERISA.

“Employee Plans” has the meaning set forth in Section 3.17(a).

“Employee Welfare Benefit Plan” has the meaning set forth in Section 3(1) of ERISA.

“Encumbrance” means any security interest, pledge, hypothecation, mortgage, lien, lease, license, option, exception, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature or similar encumbrance.

“End Date” has the meaning set forth in Section 8.1(b).

“Environmental Law” means any Law regulating, relating to, or imposing Liability or standards of conduct concerning, pollution, the preservation of the environment or natural resources, or the promotion of worker health and safety, including any Law relating to Hazardous Materials. Without limiting the generality of the foregoing, the term encompasses each of the following statutes and the regulations promulgated thereunder, and any similar Law, each as amended: (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, (b) the Solid Waste Disposal Act, (c) the Hazardous Materials Transportation Act, (d) the Toxic Substances Control Act, (e) the Clean Water Act, (f) the Clean Air Act, (g) the Safe Drinking Water Act, (h) the National Environmental Policy Act of 1969, (i) the Superfund Amendments and Reauthorization Act of 1986, (j) the Emergency Planning and Community Right to Know Act, (k) the Federal Insecticide, Fungicide and Rodenticide Act, (l) the Oil Pollution Act, (m) the Uranium Mill Tailings Radiation Control Act, (n) the Atomic Energy Act, and (o) the Occupational Safety and Health Act of 1970, and all state and local counterpart or related Law.

“Equipment” has the meaning set forth in Section 3.9.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Escrow Agent” has the meaning set forth in Section 1.5(b).

“Escrow Agreement” has the meaning set forth in Section 1.5(b).

A-4

“Escrow Amount” has the meaning set forth in Section 1.5(b).

“Escrow Fund” has the meaning set forth in Section 1.5(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fairness Opinion” has the meaning set forth in Section 3.26.

“FCPA” has the meaning set forth in Section 3.22(c).

“Financial Statements” has the meaning set forth in Section 3.4(b).

“Fundamental Representations” has the meaning set forth in Section 7.1.

“GAAP” means United States generally accepted accounting principles in effect from time to time as consistently applied.

“Governmental Authority” means any government or governmental or regulatory entity, body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, or authority thereof or any other entity exercising executive, legislative, judicial, regulatory or administrative functions or pertaining to government, including any department, board, commission, court or tribunal.

“Guaranteed Obligations” has the meaning set forth in Section 10.1.

“Hazardous Materials” means any element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance (a) that is defined, determined or identified as hazardous or toxic (or by any similar term) under any Environmental Law or (b) the presence of which may give rise to Liability under any Environmental Law; without limiting the generality of the foregoing, Hazardous Materials include (i) “hazardous substances” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, and regulations promulgated thereunder, each as amended, (ii) “extremely hazardous substance” as defined in the Emergency Planning and Community Right to Know Act and regulations promulgated thereunder, each as amended, (iii) “hazardous waste” as defined in the Solid Waste Disposal Act and regulations promulgated thereunder, each as amended, (iv) “hazardous materials” as defined in the Hazardous Materials Transportation Act and the regulations promulgated thereunder, each as amended, (v) “chemical substance or mixture” as defined in the Toxic Substances Control Act and regulations promulgated thereunder, each as amended, (vi) petroleum and petroleum products and byproducts, (vii) asbestos, (viii) radioactive materials, (ix) mold, and (x) lead.

“Indebtedness” means the aggregate amount of all borrowings and indebtedness in the nature of borrowings (including financing, acceptance credits, discounting or similar facilities, finance or capital leases (but not operating leases), bonds, debentures, notes, sale and lease back arrangements, obligations incurred in connection with the acquisition of, or as the deferred purchase price for, property, assets or businesses, overdrafts, net obligations under any accounts receivable financing or securitization transactions, or net obligations arising from hedging arrangements in respect of interest rates, currencies or raw materials or other commodities, whether or not accounted for on the balance sheet), together with accrued interest on such amounts and all fees, expenses and premiums payable in connection with the repayment or settlement of the foregoing, in each case calculated in accordance with GAAP but excluding (i) office equipment leases, and (ii) open or blanket purchase orders. For the avoidance of doubt, “Indebtedness” shall include all amounts Seller owes to Alan Meckler.

A-5

“Indemnified Party” has the meaning set forth in Section 7.5(a).

“Indemnifying Party” has the meaning set forth in Section 7.5(a).

“Initial Purchase Price” has the meaning set forth in Section 1.5(a).

“Intellectual Property Rights” means any and all intellectual property rights and other similar proprietary rights in any jurisdiction, whether registered or unregistered, whether owned or held for use under license, including all rights and interests pertaining to or deriving from: (a) Patents, inventions, invention disclosures, discoveries and improvements, whether or not patentable; (b) Software; (c) Copyrights; (d) Trade Secrets; (e) Trademarks; (f) Databases; (g) Internet Properties; (h) publicity rights; and (i) moral rights; including in each case of (a) through (i) any registrations of, applications to register, and renewals and extensions, continuations, continuations-in-part, counterparts, divisions, or reissues of, and applications for, any of the foregoing with or by any governmental authority in any jurisdiction.

“Internet Properties” means all rights to uniform resource locators and domain names.

“Inventory” means all inventory and spare parts, whether located at the Leased Real Property or in transit, supplies, storehouse stocks, raw materials, work in process, scrap, containers and spare parts, in each case used, held or intended for use in or related to the conduct of the Business.

“IP Assignments” has the meaning set forth in Section 2.2(b).

“Knowledge” with respect to Seller means any fact, matter or circumstance of which Alan Meckler, Thomas Kitt or Mark Scarinzi had actual knowledge after due inquiry.

“Law” has the meaning set forth in Section 3.3.

“Leased Real Property” means all real property the subject of the Leases.

“Leases” has the meaning set forth in Section 3.6(a).

“Liability” means any debt, liability, guarantee, assurance, commitment or obligation, whether known or unknown, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, liquidated or unliquidated, asserted or unasserted, due or to become due, whenever or however arising (including whether arising out of any Contract or tort based on negligence or strict liability) and whether or not the same would be required by GAAP to be stated in financial statements or disclosed in the notes thereto.

A-6

“Licenses and Permits” has the meaning set forth in Section 3.12.

“Lien” means any security interest, lien, encumbrance, mortgage, pledge, equity, charge, assessment, easement, covenant, restriction, reservation, defect in title, encroachment, license, ownership interest of another Person and other burden.

“Losses” has the meaning set forth in Section 7.2(a).

“Material Adverse Effect” means any circumstance, change, event, development or effect that is, individually or in the aggregate, material and adverse to (i) the Business, the Acquired Assets, or the Business’ liabilities, operations or financial performance or (ii) the ability of Seller to consummate the Transactions; provided, however, that none of the following shall be deemed to constitute, or be taken into account in determining whether there has been, a Material Adverse Effect: (a) changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates, (b) changes after the date hereof in any applicable Law or in GAAP, (c) changes resulting from the announcement or pendency of this Agreement or the Transactions, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors or employees, (d) acts of war, armed hostilities, sabotage or terrorism occurring after the date of this Agreement, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism threatened or underway as of the date of this Agreement, (e) acts of God such as lightning, earthquakes, floods, storms, hurricanes, freezes, cyclones, tidal waves, tornadoes, unusual weather conditions, epidemics, or plagues, (f) any failure by Seller to meet any internal or external projections, forecasts or estimates of revenues or earnings, in and of itself, for any period ending on or after the date hereof; provided, however, that the exceptions in this clause (f) shall not apply to facts and circumstances underlying any such failure, (g) any action by Buyer or any of its Affiliates or the omission of an action that was required to be taken by Buyer or any of its Affiliates, (h) changes after the date hereof in the industry in which the Business is operated or (i) any action taken by Seller or its Affiliates at the request or with the consent of Buyer (but only if with respect to the foregoing effects in (a), (b), (d), (e) or (h), the Business is not disproportionately affected thereby relative to other Persons in the industry in which Seller and its Subsidiaries are engaged). For the avoidance of doubt, any material adverse effect solely and exclusively on any business or division of Seller other than the Business shall not be taken into account in determining whether a Material Adverse Effect exists.

“Material Contract” has the meaning set forth in Section 3.7(l).

“MB Sub” has the meaning set forth in Section 2.2(j).

“Multiemployer Plan” means a multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA.

“Noncompete Agreement” has the meaning set forth in Section 2.2(l).

“Open Source Code” means any software code that is distributed as “free software” or “open source software” or is otherwise distributed publicly in source code form under terms that permit modification and redistribution of such software. Open Source Code includes software code that is licensed under the GNU General Public License, GNU Lesser General Public License, Mozilla License, Common Public License, Apache License, BSD License, Artistic License, or Sun Community Source License.

A-7

“Ordinary Course of Business” means, with respect to the operation by the Seller Parties of the Business, the operation thereof in the ordinary course of business consistent with prior practices with respect to the operation thereof.

“Parties” means Buyer and Seller.

“Party” means Buyer or Seller.

“Patents” means all patents and patent applications.

“Permitted Liens” has the meaning set forth in Section 3.10.

“Person” means any individual, corporation, limited liability company, partnership, trust or other entity or organization.

“Personal Data” means a natural person’s name, street address, telephone number, e-mail address, photograph, social security number, driver’s license number, passport number, or customer or account number, or any other piece of information that allows the identification of a natural person.

“Policies” has the meaning set forth in Section 3.23.

“Pre-Closing Tax Period” has the meaning set forth in Section 6.13(a).

“Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation commenced, brought, conducted or heard by or before, or that otherwise has involved or may involve, any Governmental Authority or any arbitrator or arbitration panel.

“Proxy Statement” means a definitive form proxy statement relating to Seller Stockholders Meeting to be held in connection with the Transactions.

“Purchase Price” means the Initial Purchase Price, as adjusted pursuant to Article VII.

“Recommendation” means a recommendation of the Board of Directors of Seller that the stockholders of Seller authorize the Transactions.

“Registered Business IP” means all Business IP that is Registered IP.

“Registered IP” means (a) all Intellectual Property Rights that are registered, filed, or issued under the authority of any Governmental Authority, including all Patents, registered Copyrights and registered Trademarks, (b) all Internet Properties and (c) all applications for any of the foregoing.

A-8

“Release” means any releasing, spilling, emitting, leaking, pumping, pouring, emptying, injecting, depositing, disposing, discharging, dispersing, leaching, dumping, storing, escaping, discarding, burying, abandoning or migrating of Hazardous Materials into the environment.

“Retained Assets” has the meaning set forth in Section 1.2.

“Retained Businesses” means the meaning set forth in the Recitals.

“Retained Liabilities” has the meaning set forth in Section 1.4.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the preamble.

“Seller Indemnified Parties” has the meaning set forth in Section 7.3.

“Seller Parties” means Seller and the Seller Subsidiaries.

“Seller SEC Documents” has the meaning set forth in Section 3.4(a).

“Seller Stockholder Approval” means the affirmative vote of the holders of at least a majority of the votes of the outstanding shares of Seller’s equity stock entitled to vote thereon to approve the Transactions.

“Seller Stockholders Meeting” has the meaning set forth in Section 6.3(c).

“Seller Subsidiaries” means the Subsidiaries of Seller.

“Seller Transaction Expenses” means (i) all of the fees and expenses incurred by Seller or its Affiliates in connection with the negotiation, documentation and consummation of the Transactions, including all fees, expenses, disbursements and other similar amounts paid to attorneys, financial advisors or accountants, (ii) all payments required to obtain third party consents in connection with the consummation of the Transactions, (iii) all deferred compensation, severance, stock appreciation, phantom stock or similar payments due by Seller to any Person and (iv) all stay, change of control, severance, bonus or similar payments due by Seller to any Person and other accelerations or increases in rights or benefits of any Seller’s employees under any Employee Plan which obligation, in each case, either (x) arises at or prior to the Closing or (y) is payable or becomes due in whole or in part as a result of the consummation of the Transactions, including all Taxes that are payable by Seller in connection with or as a result of the payment of such Liability.

“Software” means all software of any type (including firmware), including all related databases, data collections and data files, algorithms, application programming interfaces, user interfaces, source code, object code, executable code, and specifications and documentation, and all rights therein.

A-9

“Straddle Period” means any taxable period beginning on or before the Closing Date and ending after the Closing Date.

“Subsidiary” means, with respect to any Person, any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by such Person.

“Subscription Agreement” means any Contract or license between a Subscriber and Seller pursuant to which the Subscriber uses the services provided by the Business.

“Superior Acquisition Proposal” means any unsolicited Acquisition Proposal made by a third party for consideration to Seller’s stockholders or Board of Directors providing for the payment or exchange of cash and/or securities for a material equity interest in, or a material portion of the assets (including the Acquired Assets) of, Seller, which the Board of Directors of Seller, acting in its good faith judgment in accordance with Section 6.2(h), determines (a) is superior to Seller’s stockholders from a financial point of view to the transactions contemplated by this Agreement and (b) is reasonably likely to be consummated on its terms, taking into account all legal, financial, regulatory and other aspects of the proposal.

“Tax” and “Taxes” means a tax or taxes of any kind or nature, or however denominated, including liability for federal, state, canton, provincial, local or foreign sales, use, transfer, registration, business and occupation, value added, excise, severance, stamp, premium, windfall profit, customs, duties, real property, personal property, capital stock, social security, unemployment, workers’ compensation, health insurance, disability, payroll, license, employee or other withholding, income (which includes any income, alternative minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth or gross receipts taxes) or other tax, of any kind whatsoever, imposed by a Tax Authority, including any estimated tax, interest, penalties, fines or additions to tax or additional amounts in respect to the foregoing, including any transferee or secondary liability for a tax and any liability assumed by agreement or arising as a result of being or ceasing to be a member of any affiliated group, or being included or required to be included in any Tax Return relating thereto.

“Tax Authority” means any Governmental Authority having the power to regulate, impose or collect Taxes, including the Internal Revenue Service and any state Department of Revenue.

“Tax Returns” means, with respect to any Tax, any information return for such Tax, and any return, report, statement, declaration, claim for refund or document filed or required to be filed under Law for such Tax, and any amendment thereto.

“Termination Fee” means $80,000.

“Third Party” means any Person or group other than a Party hereto.

“Third Party Claim” has the meaning set forth in Section 7.5(a).

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“Trademarks” means all registered, unregistered and common law trademarks, trade names, service marks, certification marks, service names, brands, trade dress and logos, trademark and service mark registrations and applications, and the goodwill associated therewith.

“Trade Secrets” means all trade secrets, business, technical and know-how information, non-public information and confidential information and rights to limit the use or disclosure thereof by any Person.

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements.

“Transferred Employees” has the meaning set forth in Section 6.9(b).

“Transition Services Agreement” has the meaning set forth in Section 2.2(c).

“User Data” means any Personal Data or other data or information collected by or on behalf of any Seller Party from users of the Business Products or of any Website.

“WARN Act” means the Worker Adjustment and Retraining Notification Act, 29 U.S.C. §§ 2102 - 2109, as amended.

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ANNEX B

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of May 28, 2014 between Alan M. Meckler (“Stockholder”) of Mediabistro Inc., a Delaware corporation (the “Seller”), and PGM-MB Holdings LLC, a Delaware limited liability company (“Buyer”).

WHEREAS, concurrently with the execution of this Agreement, Seller, Buyer and Prometheus Global Media, LLC have entered into an Asset Purchase Agreement (as the same may be amended from time to time, the “Purchase Agreement”), providing for, among other things, Buyer’s acquisition of substantially all of Seller’s assets (other than the Retained Assets) and the change of Seller’s corporate name (the “Transactions”) pursuant to the terms and conditions of the Purchase Agreement; and

WHEREAS, in order to induce Buyer to enter into the Purchase Agreement, Stockholder is willing to make certain representations, warranties, covenants and agreements with respect to the voting securities of Seller (“Seller Stock”) beneficially owned by Stockholder and set forth on Exhibit A (the “Original Shares” and, together with any additional shares of Seller Stock pursuant to Section 6 hereof, the “Shares”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

2. Representations of Stockholder.

Stockholder represents and warrants to Buyer that:

(a) (i) Stockholder owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) all of the Original Shares free and clear of all Liens, and (ii) except pursuant hereto and as disclosed on Exhibit A, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares.

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(b) Stockholder does not beneficially own any shares of Seller Stock other than (i) the Original Shares and (ii) any options, warrants or other rights to acquire any additional shares of Seller Stock or any security exercisable for or convertible into shares of Seller Stock, set forth on Exhibit A (collectively, “Options”).

(c) Stockholder has full corporate power and authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully Stockholder’s obligations hereunder (including the proxy described in Section 3(b) below)). This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

(d) None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or Law applicable to Stockholder or to Stockholder’s property or assets.

(e) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or other Person on the part of Stockholder is required in connection with the valid execution and delivery of this Agreement. No consent of Stockholder’s spouse is necessary under any “community property” or other laws in order for Stockholder to enter into and perform his obligations under this Agreement.

3. Agreement to Vote Shares; Irrevocable Proxy.

(a) Stockholder agrees during the term of this Agreement to vote the Shares, and to use reasonable efforts to cause any holder of record of Shares to vote: (i) in favor of the Transactions and the Purchase Agreement, at every meeting of the stockholders of Seller at which such matters are considered and at every adjournment or postponement thereof; (ii) against (A) any Acquisition Proposal, (B) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Seller under the Purchase Agreement or of Stockholder under this Agreement and (C) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transactions or the fulfillment of Buyer’s or Seller’s conditions under the Purchase Agreement or change in any manner the voting rights of any class of shares of the Seller (including any amendments to Seller’s certificate of incorporation or bylaws).

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(b) Stockholder hereby appoints Buyer and any designee of Buyer, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of this Agreement with respect to the Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder with respect to the Shares. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

(c) Subject to the proxy granted under Section 3(b) above, Stockholder retains at all times the right to vote or exercise Stockholder’s right to consent with respect to the Shares in such Stockholder’s sole discretion and without any other limitation on those matters other than those set forth in Section 3(b) that are at any time or from time to time presented for consideration to the Company’s stockholders generally; provided that such vote or consent would not reasonably be expected to frustrate the purposes, or prevent or delay consummation, of the Transactions.

4. No Voting Trusts or Other Arrangement.

Stockholder agrees that Stockholder will not, and will not permit any entity under Stockholder’s control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with Buyer.

5. Transfer and Encumbrance.

Stockholder agrees that during the term of this Agreement, Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of the Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of the Shares or Stockholder’s voting or economic interest therein. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of the Shares by Stockholder to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or upon the death of Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Buyer, to be bound by all of the terms of this Agreement. If requested by Buyer, Stockholder agrees to cause all certificates representing Shares to bear a prominent legend stating that such Shares are subject to the transfer, voting and other restrictions described in this Agreement.

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6. Additional Shares.

Stockholder agrees that all shares of Seller Stock that Stockholder purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, but excluding shares of Seller Stock underlying unexercised Options) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Shares for all purposes of this Agreement.

7. Termination.

This Agreement shall terminate upon the earliest to occur of (i) the Closing and (ii) the date on which the Purchase Agreement is terminated in accordance with its terms.

8. No Agreement as Director or Officer.

Stockholder makes no agreement or understanding in this Agreement in Stockholder’s capacity as a director or officer of the Seller or any of its subsidiaries (if Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Stockholder in stockholder’s capacity as such a director or officer, including in exercising rights under the Purchase Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict Stockholder from exercising Stockholder’s fiduciary duties as an officer or director to the Seller or its stockholders.

9. No Solicitation.

Stockholder agrees that, during the period from the date of this Agreement through the termination of this Agreement in accordance with Section 7 above, Stockholder shall not, directly or indirectly, take any action which would cause a breach of Section 6.2 of the Purchase Agreement. Stockholder shall immediately cease and discontinue any existing discussions with any Person that relate to any Acquisition Proposal.

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10. Specific Performance.

The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement (including the proxy set forth herein) were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement (including the proxy set forth herein), Buyer shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Buyer nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10, and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

11. Entire Agreement.

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings, whether written or oral, of the parties.

12. Notices.

Any notice, request, instruction or other document to be given hereunder will be sent in writing and delivered personally, sent by reputable, overnight courier service (charges prepaid), sent by registered or certified mail, postage prepaid, or by facsimile, according to the instructions set forth below. Such notices will be deemed given: at the time delivered by hand, if personally delivered; one Business Day after being sent, if sent by reputable, overnight courier service; at the time received, if sent by registered or certified mail; and at the time when confirmation of successful transmission is received by the sending facsimile machine, if sent by facsimile.

If to Stockholder:

Alan M. Meckler

c/o Mediabistro Inc.

475 Park Avenue South

New York, NY 10016

Fax (203) 831-0233

With a copy (which shall not constitute notice) to Seller’s counsel:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail

Suite 300

Raleigh, North Carolina 27607

Attn: David L. Wilke, Esq.

Fax: (919) 781-4865

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If to Buyer:

PGM-MB Holdings LLC

770 Broadway, 15th Floor

New York, NY 10003

Attention: Jeffrey Wilbur

Fax: (212) 493-4266

With a copy (which shall not constitute notice) to:

Prometheus Legal Department

330 Madison Ave

New York, NY 10017

Fax: (212) 644-8107

and

Jenner & Block LLP
919 Third Avenue

New York, NY 10022

Attention: Tobias L. Knapp

Fax: (212) 891-1699

or to such other address or to the attention of such other party that the recipient party has specified by prior written notice to the sending party in accordance with the proceeding.

13. Miscellaneous.

(a) This Agreement and all other agreements, documents and instruments delivered pursuant hereto and incorporated herein, unless otherwise expressly provided therein, shall be governed by, and construed in accordance with, the substantive Laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without reference to the conflicts of laws rules of such State.

(b) Each of the parties irrevocably consents to the exclusive jurisdiction and venue of any state court located within New Castle County, State of Delaware in connection with any matter based upon or arising out of this Agreement or the Transactions, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and process. Each party hereby agrees not to commence any legal proceedings relating to or arising out of this Agreement or the Transactions in any jurisdiction or courts other than as provided herein.

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(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 13(c).

(d) If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to affect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

(e) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party or parties against whom the waiver is to be effective. Any party to this Agreement may in accordance with the preceding sentence, (i) extend the time for the performance of any of the obligations or other acts of the other party; or (ii) waive compliance with any of the agreements of the other party or conditions to such obligations contained herein. Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or future exercise of any other right hereunder. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

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(f) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(g) Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(h) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(i) Neither party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, except that Buyer may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any of its Affiliates. Any assignment contrary to the provisions of this Section 13(i) shall be null and void.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

PGM-MB Holdings LLC
By /s/ Jeffrey Wilbur Name: Jeffrey Wilbur Title: Chief Financial Officer

Alan M. Meckler
By /s/ Alan M. Meckler

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Exhibit A

Original Shares

Title of Security	Amount of Securities Beneficially Owned	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership

Common Stock	1,738,480	D
Common Stock	401,194	I(1)	By Spouse
Common Stock	35,050	I(1)	Herman Meckler Family Trust #1
Common Stock	9,871	I(1)	Herman Meckler Family Trust #2
Common Stock	75,176	I(1)	The Meckler Foundation
Common Stock	49,493	I(1)	Alan M. Meckler 2010 Grantor Retained Annuity Trust

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Notes:
1. Mr. Meckler indirectly owns 570,784 shares: 49,493 are held in the Alan M. Meckler 2010 Grantor Retained Annuity Trust, 37,000 shares donated by Mr. Meckler to the Meckler Foundation, a non-profit charitable foundation founded by Mr. Meckler and for which he acts as a trustee, 38,176 shares purchased by the Meckler Foundation, 401,194 shares purchased by Mr. Meckler's wife and 44,921 shares held in trust for the benefit of Mr. Meckler's mother. Mr. Meckler exercises shared voting and investment control over all of these shares except the shares held by the 2010 Grantor Retained Annuity Trust, over which Mr. Meckler exercises investment control but not voting control.

Options

Title of Derivative Security	Date Exercisable and Expiration Date (Month/Day/Year)		Title and Amount of Underlying Securities		Number of Derivative Securities Beneficially Owned	Ownership Form of Derivative Security: Direct (D) or Indirect (I)
	Date Exercisable	Expiration Date	Title	Amount or Number of Shares
Employee Stock Option (right to buy)	(2)	03/04/2014	Common Stock	25,000	25,000	D
Employee Stock Option (right to buy)	(2)	12/09/2014	Common Stock	42,858	42,858	D
Employee Stock Option (right to buy)	(3)	09/27/2020	Common Stock	42,858	42,858	D
Employee Stock Option (right to buy)	(4)	09/08/2021	Common Stock	21,429	21,429	D
Employee Stock Option (right to buy)	(2)	11/14/2021	Common Stock	142,858	142,858	D
Employee Stock Option (right to buy)	(5)	12/12/2021	Common Stock	21,429	21,429	D
Employee Stock Option (right to buy)	(6)	12/04/2022	Common Stock	10,000	10,000	D
Employee Stock Option (right to buy)	(7)	12/16/2023	Common Stock	20,000	20,000	D
Warrants (right to buy)	11/14/2013	11/13/2018	Common Stock	301,124	301,124	D

Notes
2. Option is 100% vested.
3. Option vested 33.33% ratably over a three-year period on 09/27/2011, 09/27/2012 and 09/27/2013.
4. Option vests 33.33% ratably over a three-year period on 09/08/2012, 09/08/2013 and 09/08/2014.
5. Option vests 33.33% ratably over a three-year period on 12/12/2012, 12/12/2013 and 12/12/2014.
6. Option vests 33.33% ratably over a three-year period on 12/05/2013, 12/05/2014 and 12/05/2015.
7. Option vests 33.33% ratably over a three-year period on 12/17/2014, 12/17/2015 and 12/17/2016.

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ANNEX C

INVESTMENT BANKING JANNEY MONTGOMERY SCOTT 1717 Arch Street Philadelphia, PA 19103 www.janney.com

May 28, 2014

The Board of Directors

Mediabistro Inc.

475 Park Avenue South
4th Floor
New York, NY 10016

Members of the Board of Directors:

We understand that Mediabistro Inc. (the “Company” or the “Seller”), a Delaware corporation, intends to enter into an Asset Purchase Agreement (“the Agreement”) with PGM-MB Holdings LLC (“Buyer”), a Delaware limited liability company and an affiliate of Prometheus Global Media, LLC, a Delaware limited liability company (“PMG;” PMG is a guarantor of Buyer’s obligations under the Agreement), pursuant to which, among other things, the Seller intends to sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all right, title and interest of Seller in and to certain assets and liabilities as described in the Agreement (the “Target”) (such purchase and sale, the “Transaction”).

Pursuant to the Agreement, as a result of the Transaction, at the Closing, Buyer will pay to Seller in cash, U.S. $8,000,000 (the “Transaction Consideration”). An aggregate amount of U.S. $1,500,000 of the Transaction Consideration will be deposited into an escrow account at closing in order to secure the Sellers’s indemnification obligations pursuant to the Agreement (the “Escrow Amount”). Such Escrow Amount may be decreased in the event Seller is required to pay certain expenses of Buyer that arise during the period between signing of the Agreement and closing of the Transaction. Pursuant to the terms of the Escrow Agreement to be entered into by the parties, the Escrow Amount will be reduced to $1,000,000 six months after closing, with the remainder of the Escrow Amount to be paid out 12 months after closing, subject in each instance to hold backs for claims submitted during the applicable period. You have requested the opinion of Janney Montgomery Scott LLC (“Janney,” “we,” “our” or “us”), as of the date hereof, whether the Transaction Consideration is fair, from a financial point of view, to the stockholders of the Company.

Janney, as part of its investment banking business, engages in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

For the purposes of rendering our opinion, we have undertaken such review and inquiries as we deemed necessary or appropriate under the circumstances, including the following:

(a)	reviewed a draft, dated May 28, 2014 of the Agreement as provided to us as of such date;

(b)	reviewed certain financial statements of the Company and certain other business, financial and operating information relating to the Company provided to Janney by the management of the Company, including without limitation an unaudited balance sheet as of March 31, 2014 and the related statements of income for the three months then ended;

(c)	reviewed certain business, financial and other information relating to the Company, including financial forecasts for the Company through December 31, 2018 provided to or discussed with Janney by the management of the Company, and discussed with Company management the operations of the Target and the Target’s industry, history and current and future prospects;

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(d)	reviewed certain publicly available business and financial information relating to the Company;

(e)	reviewed certain publicly available business and financial information relating to the industries in which the Company operates;

(f)	reviewed certain financial and stock trading data and information for the Company and compared that data and information with corresponding data and information for companies with publicly traded securities that Janney deemed relevant;

(g)	compared the financial terms of the proposed Transaction with the financial terms of certain other business combinations and other transactions that Janney deemed relevant and which have recently been effected or announced;

(h)	discussed with certain members of senior management of the Company the strategic aspects of the Transaction; and

(i)	considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Janney deemed relevant, including a discounted cash flow analysis.

Several analytical methodologies have been employed and no one method of analysis should be regarded as critical to the overall conclusion we have reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions we have reached are based on all the analysis and factors presented, taken as a whole, and also on application of our own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. We therefore give no opinion as to the value or merit standing alone of any one or more parts of the analyses.

In rendering our opinion, we have assumed at your direction and relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company or its representatives or that was otherwise reviewed by us. We have further relied on the assurances of management of the Company that it is not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken any independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. Furthermore, in connection with this opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party. We did not estimate, and express no opinion regarding, the liquidation value of any entity.

We have assumed at your direction that all financial projections and other information provided to us by the Company or its agents, as the case may be, were reasonably prepared or obtained on bases reflecting the best currently available information, estimates and good faith judgments of the persons preparing or obtaining the same as to the future financial performance of the Company, including the Target. We express no opinion as to such financial projections or other information or the information or assumptions upon which they were based.

We have also assumed that there has been no change in the Company’s assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that the Company will remain as a going concern for all periods relevant to our analysis, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent to the Agreement are not waived. With your consent, we have relied on the advice that the Company has received from its legal, accounting and tax advisors as to all legal, accounting and tax matters relating to the Transaction and the other transactions contemplated by the Agreement.

1717 Arch Street

Philadelphia, PA 19103-1675

Tel 215.665.6180

Fax 215.665.6197

Members New York Stock Exchange, Inc.

Other Principal Exchanges

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In rendering our opinion, we have assumed that in connection with obtaining the necessary approvals for the Transaction, no restrictions or conditions will be imposed that would have a material adverse effect on the contemplated benefits of the Transaction.

Our opinion speaks only as of the date hereof, is based on the conditions as they exist and information which has been provided to us as of the date hereof and is without regard to any market, economic, financial, legal or other circumstances or event of any kind or nature which may exist or occur after such date. In addition, we express no recommendation as to how the stockholders of the Company should vote at the stockholders’ meeting held in connection with the Transaction.

We have been engaged by the Board of Directors of the Company for the purpose of rendering this opinion and will receive a fee for our services, which fee is not contingent on the successful completion of the Transaction. The Company has agreed to indemnify us for certain liabilities arising out of rendering this opinion.

In the ordinary course of our business, we may, from time to time, act as a market maker and broker in the publicly traded securities of the Company and receive customary compensation, and we may also actively trade securities of the Company for our own account or the account of customers and, accordingly, may hold a long or short position in such securities. We do not currently have, and have not had at any time in the past thirty six (36) months, any material relationship with the Buyer, PMG, Guggenheim Partners, LLC or any person or entity that, to our knowledge, is an affiliate of any of the foregoing parties.

Our opinion is directed to the Board of Directors of the Company in connection with its consideration of the Transaction and does not constitute a recommendation to any stockholder as to how such stockholder should vote when considering the Transaction. Our opinion is directed only to the fairness, from a financial point of view, of the Transaction Consideration to the Company’s stockholders and does not address the underlying business decision of the Company to engage in the Transaction, the relative merits of the Transaction as compared to any other alternative business strategies that might exist for the Company, the effect of any other transaction in which Company might engage or the value of the assets that will be retained by the Company after the closing of the Transaction. Other than with regard to the Agreement and the proxy statement, our opinion is not to be quoted or referred to, in whole or in part, in any other document, nor shall this opinion be used for any other purposes, without our prior written consent. This opinion has been approved by our fairness opinion committee.

On the basis of and subject to the foregoing, we are of the opinion that as of the date hereof, the Transaction Consideration pursuant to the Agreement is fair, from a financial point of view, to the stockholders of the Company.

Very truly yours,

JANNEY MONTGOMERY SCOTT LLC

1717 Arch Street

Philadelphia, PA 19103-1675

Tel 215.665.6180

Fax 215.665.6197

Members New York Stock Exchange, Inc.

Other Principal Exchanges

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ANNEX D

MEDIABISTRO INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Rights Agent,

Rights Agreement

Dated as of July 3, 2013

iv

Section 27. Supplements and Amendments	26
Section 28. Successors	26
Section 29. Determination and Actions by the Board of Directors, etc.	26
Section 30. Benefits of this Agreement	27
Section 31. Severability	27
Section 32. Governing Law; Submission to Jurisdiction	27
Section 33. Counterparts	27
Section 34. Descriptive Headings; Interpretation	27
Section 35. Force Majeure	27

Exhibit A	—	Form of Certificate of Designation

Exhibit B	—	Form of Rights Certificate

Exhibit C	—	Summary of Rights to Purchase Preferred Stock

v

RIGHTS AGREEMENT

This RIGHTS AGREEMENT, dated as of July 3, 2013 (this “Agreement”), by and between Mediabistro Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, on July 3, 2013 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board of Directors”) authorized the issuance and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on July 15, 2013 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p)) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) or, in certain circumstances provided in Section 22, after the Distribution Date;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” means any Person and such Person’s Group who, alone or together, is or becomes the Beneficial Owner of 30% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (v) any Person who, as of immediately prior to the first public announcement of the adoption of this Agreement, is the Beneficial Owner of 30% or more of the outstanding shares of Common Stock, until such time as such Person shall become the Beneficial Owner (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock) of any additional shares of Common Stock while such Person is the Beneficial Owner of 30% or more of the outstanding shares of Common Stock, or (vi) Mr. Alan M. Meckler, together with any of his Associates, Affiliates and any Person with whom he is Acting in Concert (as defined below). The foregoing notwithstanding, no Person shall become an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 30% or more of the shares of Common Stock then outstanding; provided, however, that if a Person, other than those Persons excepted in clauses (i), (ii), (iii), (iv), (v) or (vi) of the preceding sentence, shall become the Beneficial Owner of 30% or more of the shares of Common Stock then outstanding by reason of acquisitions of Common Stock by the Company and shall, after such purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person”. The foregoing notwithstanding, if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

A Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with such other Person in, or towards a common goal relating to, changing control of the Company or in connection with or as a participant in any transaction having that purpose or effect, or in parallel with such other Person where at least one additional factor supports a determination by the Board of Directors that such Person intended to act in concert or in parallel with the other Person, which such additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel. A Person who or which is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other Person.

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“Act” means the Securities Act of 1933, as amended.

“Adjustment Shares” has the meaning set forth in Section 11(a)(ii).

“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

“Agreement” has the meaning set forth in the preamble.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i) which such Person, or any of such Person’s Group, owns directly or indirectly or has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of conditions, whether or not within the control of such Person, or any of such Person’s Group, pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Group until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person’s Group prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights;

(ii) which such Person, or any of such Person’s Group, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) which are beneficially owned, directly or indirectly, by any other Person, or such other Person’s Group, with which such Person, or any of such Person’s Group, has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this definition) or disposing of any voting securities of the Company; or

(iv) which such Person, or any of such Person’s Group, is determined to Constructively Own;

provided, however, that (x) nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition and (y) no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

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“Board of Directors” has the meaning set forth in the recitals of this Agreement.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York or the state in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

“Close of Business” on any given date means 5:00 P.M., New York City time, on such date, provided, however, that if such date is not a Business Day it means 5:00 P.M., New York City time, on the next succeeding Business Day.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

“Common Stock Equivalents” has the meaning set forth in Section 11(a)(iii).

“Company” has the meaning set forth in the preamble to this Agreement.

A Person shall be deemed to “Constructively Own” shares of Common Stock in respect of which such Person, or such Person’s Group, has or has the right to acquire a Synthetic Long Position, calculated in the manner set forth below. The number of shares of Common Stock in respect of a Synthetic Long Position that shall be deemed to be Constructively Owned is the notional or other number of shares of Common Stock in respect of such Synthetic Long Position that is specified in a filing by such Person, or such Person’s Group, with the SEC or in the documentation evidencing such Synthetic Long Position as the basis upon which the value or settlement amount of such Synthetic Long Position, or the opportunity of the holder of such Synthetic Long Position to profit or share in any profit, is to be calculated in whole or in part, and in any case (or if no such number of shares of Common Stock is specified in any filing or documentation), as determined by the Board of Directors in good faith to be the number of shares of Common Stock to which such Synthetic Long Position relates.

“Current Market Price” has the meaning set forth in Section 11(d)(i).

“Current Value” has the meaning set forth in Section 11(a)(iii).

“Derivative” means any option, warrant, convertible security, stock appreciation right, swap agreement or other security, contract right or derivative position other than any interest, right, option or other security described in Rule 16a-1(c)(1)-(5) or (7) of the General Rules and Regulations under the Exchange Act.

“Distribution Date” has the meaning set forth in Section 3(a).

“Equivalent Preferred Stock” has the meaning set forth in Section 11(b).

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“Exchange Ratio” has the meaning set forth in Section 24(a).

“Expiration Date” has the meaning set forth in Section 7(a).

“OTCBB” has the meaning set forth in Section 11(d)(i).

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“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of such entity, as well as any group under Rule 13d-5(b)(1) of the Exchange Act.

“Person’s Group” means, with respect to any Person, all Affiliates and Associates of such Person, together with any other Person with whom such Person is Acting in Concert (or any Affiliate or Associate thereof).

“Preferred Stock” means the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

“Principal Party” has the meaning set forth in Section 13(b).

“Purchase Price” has the meaning set forth in Section 4(a).

“Record Date” has the meaning set forth in the recitals of this Agreement.

“Redemption Price” has the meaning set forth in Section 23(a).

“Rights” has the meaning set forth in the recitals of this Agreement.

“Rights Agent” has the meaning set forth in the first paragraph of this Agreement.

“Rights Certificates” has the meaning set forth in Section 3(a).

“Rights Dividend Declaration Date” has the meaning set forth in the recitals of this Agreement.

“SEC” means the Securities and Exchange Commission.

“Section 11(a)(ii) Event” has the meaning set forth in Section 11(a)(ii).

“Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).

“Section 13 Event” has the meaning set forth in Section 13.

“Spread” has the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

“Subsidiary” means, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Substitution Period” has the meaning set forth in Section 11(a)(iii).

“Summary of Rights” has the meaning set forth in Section 3(b).

“Synthetic Long Position” means any Derivative, whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Stock or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Stock and that increases in value as the value of the Common Stock increases or that provides to the holder an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Stock, in any case without regard to whether (i) such Derivative conveys any voting rights in the Common Stock to such Person or such Person’s Group, (ii) such Derivative is required to be, or capable of being, settled through delivery of Common Stock or (iii) such Person or such Person’s Group may have entered into other transactions that hedge the economic effect of such Derivative.

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“Trading Day” has the meaning set forth in Section 11(d)(i).

“Triggering Event” means a Section 11(a)(ii) Event or any Section 13 Event.

“Trust” has the meaning set forth in Section 24(a).

“Trust Agreement” has the meaning set forth in Section 24(a).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of, any such co-Rights Agents.

Section 3. Issue of Rights Certificates.

(a) Until the earlier of (i) the Stock Acquisition Date (or, if the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights, unless earlier expired, redeemed or terminated, will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (or, in the case of uncertificated Common Stock by the book-entry account that evidences record ownership of such Common Stock) (which certificates or book-entries for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). The Company must promptly notify the Rights Agent of a Distribution Date and request its transfer agent to give the Rights Agent a stockholder list together with all other relevant information and documents. If notification of the Distribution Date to the Rights Agent is given orally, the Company shall confirm the same in writing on or prior to the next Business Day. Until such notice has been received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred. As soon as practicable after the Rights Agent is notified of the Distribution Date and receives such information and documents, the Rights Agent will, if requested, send, at the expense of the Company, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

D-5

(b) The Company will make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit C (the “Summary of Rights”), to any holder of Rights who so requests from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof. With respect to uncertificated Common Stock outstanding as of the Record Date or which becomes outstanding subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by the book-entry account that evidences record ownership of such Common Stock in the name of the holders thereof. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, a transfer recorded in the book-entry accounts that evidence record ownership) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c) Rights shall be issued in respect of all shares of Common Stock issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Mediabistro Inc. (the “Company”) and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (the “Rights Agent”) dated as of July 3, 2013, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under circumstances set forth in the Rights Agreement, such Rights (as defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person (as such TERM IS defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by certificates or by book-entries that evidence record ownership shall be evidenced by such certificates or book-entries alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates or book-entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit B and may have such changes or marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company deems appropriate (but which do not affect the rights, duties, obligations or immunities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights are listed, or to conform to customary usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate (or, with respect to uncertificated shares of Common Stock, dated the date of issuance of the shares indicated in the books of the registrar and transfer agent) evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandth of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a).

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(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights beneficially owned by any Person or any of such Person’s Group known to be: (i) an Acquiring Person, (ii) any Person or any of such Person’s Group with whom such Acquiring Person was or is Acting in Concert, (iii) a transferee of an Acquiring Person who becomes a transferee after the Acquiring Person becomes such, or (iv) a transferee of an Acquiring Person who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person or any of such Person’s Group with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent the Rights Agent has notice thereof and to the extent feasible) a legend in substantially the following form:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a person with whom such acquiring person was or is acting in concert (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e).

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature. The Rights Certificates shall be countersigned manually or by facsimile signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, and upon receipt by the Rights Agent of written notice to that effect and all other relevant information and documentation referred to in Section 3(a) hereof, the Rights Agent will keep or cause to be kept, at its office or offices designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

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(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandth of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and duly signed, with signature guaranteed, the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof (or any other Person or any of such other Person’s Group with whom such Person or any of such Person’s Group is Acting in Concert (or any Affiliate or Associate thereof)) as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign, either manually or by facsimile, and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent that the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holder of applicable taxes and charges unless and until the Rights Agent is satisfied that all such taxes/and or charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company will prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Close of Business on the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed with signature guaranteed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on the third anniversary of the Record Date, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24 and (iv) the first anniversary of the Record Date if a holders of a majority of the Company’s outstanding stock have not approved this Agreement prior to such time (the earliest of such dates being herein referred to as the “Expiration Date”).

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $9.50, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) and shall be payable in accordance with paragraph (c) below.

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(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed with signature guaranteed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandth of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandth of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

(e) Anything in this Agreement to the contrary notwithstanding, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) any Person or any of such Person’s Group with whom such Acquiring Person was or is Acting in Concert, (iii) a transferee of an Acquiring Person, or a Person or member of such Acquiring Person’s Group, who becomes a transferee after the Acquiring Person becomes such, or (iv) a transferee of an Acquiring Person, or a Person or member of such Acquiring Person’s Group, who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person or any of such Person’s Group with whom the Acquiring Person is Acting in Concert, or has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company’s or the Rights Agent’s failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Anything in this Agreement to the contrary notwithstanding, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly signed, with signature guaranteed, the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates (or any other Person or any of such other Person’s Group with whom such Person is Acting in Concert (or any Associate or Affiliate thereof)) thereof as the Company or the Rights Agent shall reasonably request.

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Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy, or cause to be destroyed, such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt notice to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, and a Section 11(a)(ii) Event has not occurred, the Company may temporarily suspend (and shall give the Rights Agent prompt notice thereof) the exercisability of Rights until such time as a registration statement has been declared effective. Any provision of this Agreement to the contrary notwithstanding, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all one one-thousandth of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

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(e) The Company further covenants and agrees that it will pay, when due and payable, any and all taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) Subject to Section 24, in the event any Person becomes an Acquiring Person, other than pursuant to any transaction set forth in Section 13(a), then promptly following the occurrence of such event (a “Section 11(a)(ii) Event”), each holder of a Right (except as provided below and in Section 7(e)) shall, for a period of 60 days after the later of such time any Person becomes an Acquiring Person or the effective date of an appropriate registration statement filed under the Act pursuant to Section 9 hereof (provided, however that, if at any time prior to the expiration or termination of the Rights there shall be a temporary restraining order, a preliminary injunction, an injunction, or temporary suspension by the Board of Directors, or similar obstacle to exercise of the Rights (the “Injunction”) which prevents exercise of the Rights, a new 60-day period shall commence on the date the Injunction is removed), have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and (y) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the current market price (determined pursuant to Section 11(d)) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

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(iii) In the event that the number of shares of Common Stock which are authorized by the Company’s Certificate of Incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have substantially the same value or economic rights as shares of Common Stock (such shares or units of shares of preferred stock, “common stock equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the current market price (as determined pursuant to Section 11(d)) per share of Common Stock on the Section 11(a)(ii) Trigger Date and the value of any common stock equivalent shall be deemed to equal the current market price (as determined pursuant to Section 11(d)) per share of the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “current market price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily closing prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the current market price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights), or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “current market price” shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date. The closing price for each day shall be, if the common stock (or other security) is listed and admitted to trading on a national securities exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such common stock (or other security) is listed or admitted to trading or, if such common stock (or other security) is not listed or admitted to trading on any national securities exchange, the last quoted sales price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Over-the-Counter Bulletin Board (“OTCBB”) or such other system then in use, or, if on any such date such common stock (or other security) is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board of Directors. If on any such date no market maker is making a market in such common stock (or other security), the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day. If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “current market price” per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(ii) For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the current market price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “current market price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “current market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current market price” of one share of Preferred Stock divided by 1,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. The first sentence of this Section 11(e) notwithstanding, any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten-thousandth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

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(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and delivered by the Company and countersigned and delivered by the Rights Agent in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

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(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. The Rights Agent shall be fully protected and shall incur no liability in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person or any of such Person’s Group (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or any of such other Person’s Group or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons or any of such Person’s Group (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o)) (any event described in clauses (x), (y) or (z) of this Section 13(a) following the Stock Acquisition Date, a “Section 13 Event”), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive upon the exercise thereof at the then-current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (l) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by (2) 50% of the current market price (determined pursuant to Section 11(d)(i)) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock (or similar equity interest)) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Section 13 Event.

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(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted or exchanged in such merger, consolidation or exchange, and if no securities are so issued, the Person that is the other party to such merger, consolidation or exchange; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (1) if the common stock (or similar equity interest) of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the common stock (or similar equity interest) of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stock (or similar equity interest) of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, exchange, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under blue sky laws of such jurisdiction, as may be necessary or appropriate; and

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(iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be, if the Rights are listed or admitted to trading on a national securities exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted sales price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by OTCBB or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used and such determination shall be described in a statement filed with the Rights Agent and the holders of the Rights and shall be binding on the Rights Agent and the holders of the Rights.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock or other securities. In lieu of fractional shares of Common Stock or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock or other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock or other security shall be the closing price of one share of Common Stock or such other security, as applicable, (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

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(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any Section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company, and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder by the Company of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d) anything in this Agreement to the contrary notwithstanding, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

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Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including, without limitation, the reasonable costs and expenses of defending against any claim of liability. The costs and expenses incurred in enforcing this right of indemnification shall also be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation or removal of the Rights Agent.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or shareowner services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance or transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed, and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

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Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations), upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company or any employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect to, any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of “current market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect, incidental, punitive or consequential losses (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Any liability of the Rights Agent under this Agreement will be limited to the annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for, nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties under this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with such advice or instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken, suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to (i) taking such action or (ii) the effective date of such omission, the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.

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(h) The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent, any Affiliate, director, officer or employee of the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its employees, directors, and officers) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holders of Rights or any other Person resulting from any such act, default, neglect or misconduct absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) on the part of the Rights Agent, including in the selection, oversight and continued employment of such attorneys or agents.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed (including, without limitation, to certify the holder is not an Acquiring Person) or indicates an affirmative response to any item therein, or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(l) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been properly completed to certify the holder is not an Acquiring Person, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(m) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person or any of such Person’s Group as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon at least thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock known to the Rights Agent by registered or certified mail at the expense of the Company, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon at least thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail, if such removal occurs after the Distribution Date.

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If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the Rights Agent or any registered holder of any Rights Certificate may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or any state of the United States, so long as such Person is authorized to do business in the such state, in good standing, which is authorized under such laws to exercise stock transfer powers or shareowner services and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.

Section 23. Redemption and Termination.

(a) The Board of Directors may, at its option, at any time prior to the earlier of (i) the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the Record Date), or (ii) the Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Anything contained in this Agreement to the contrary notwithstanding, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “current market price”, as defined in Section 11(d)(i), of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a), evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then-outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

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Section 24. Exchange.

(a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). The foregoing notwithstanding, the Board of Directors shall not be empowered to effect such exchange at any time after any Person or any of such Person’s Group (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan, or Mr. Alan M. Meckler or any of his Associates, Affiliates or any Person with whom he is Acting in Concert), becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by the Trust Agreement (the “Trust”) all or some (as designated by the Board) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the effectiveness of the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt notice thereof to the Rights Agent) of any exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Prior to effecting an exchange and registering shares of Common Stock (or such other securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners (or former Beneficial Owners) thereof or Affiliates and Associates (or former Affiliates and Associates) thereof (or any other Person or any of such other Person’s Group) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e).

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock, as such term is defined in paragraph (b) of Section 11) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(d) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

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(e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

Mediabistro Inc.

50 Washington St., Suite 912

Norwalk, Connecticut 06854

Attention: Chief Executive Officer

Telephone No.: (203) 662-2800

Facsimile No.:

with a copy to (which shall not constitute notice):

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, North Carolina 27607

Attention: David L. Wilke

Telephone No.: (919) 781-4000

Facsimile No.: (919) 781-4865

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Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: Corporate Trust Department

Telephone No.:

Facsimile No.:

with a copy to:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: General Counsel

Telephone No.: (718) 921-8200

Facsimile No.: (718) 331-1852

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if in writing, sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (a) prior to the Distribution Date, in any respect, and (b) on or after the Distribution Date, to make any changes that the Company may deem necessary or desirable (i) that shall not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, or any other Person or any of such other Person’s Group or transferee of any Acquiring Person, or transferee of any other Person or any of such other Person’s Group) or (ii)(A) in order to cure any ambiguity or (B) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation. Any supplement or amendment authorized by this Section 27 shall be evidenced by a writing signed by the Company and the Rights Agent. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing provided that the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement. Anything in this Agreement to the contrary notwithstanding, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determination and Actions by the Board of Directors, etc. The Board of Directors, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors to any liability to the holders of the Rights. The Rights Agent is always entitled to assume that the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

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Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that anything in this Agreement to the contrary notwithstanding, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors; provided, further, that if any such invalid, void or unenforceable term, provision, covenant or restriction shall adversely affect the rights, duties, immunities or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

Section 32. Governing Law; Submission to Jurisdiction. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the state of Colorado applicable to contracts made and to be performed entirely within such state, without regard to the principles or rules concerning conflicts of laws which might otherwise require application of the substantive laws of another jurisdiction. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 32 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 32. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 32. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

* * * * * * *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MEDIABISTRO INC.

By:  /s/ Alan M. Meckler

Name: Alan M. Meckler

Title: CEO

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:  _____________________________

Name:

Title:

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Exhibit A

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

MEDIABISTRO INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

The undersigned do hereby certify that the following resolution was duly adopted by the Board of Directors of Mediabistro Inc., a Delaware corporation (the “Corporation”), on July 3, 2013:

RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board of Directors”) by the Certificate of Incorporation, as amended (the “Charter”), the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock, par value $0.01 per share, of the Corporation, to be designated “Series A Junior Participating Preferred Stock” (hereinafter referred to as the “Series A Preferred Stock”), initially consisting of 600,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Charter shall be deemed to have the meanings provided therein):

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 600,000.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first business day of January, April, July and October in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after July 3, 2013 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless by payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights.

The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

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(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of capital stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares.

Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up (the “Series A Liquidation Preference”). In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc.

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In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of capital stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption.

The shares of Series A Preferred Stock shall not be redeemable.

Section 9. Ranking.

The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series shall provide otherwise.

Section 10. Amendment.

The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11. Fractional Shares.

Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

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IN WITNESS WHEREOF, this Certificate of Designation has been executed on behalf of the Corporation this ______ day of ______, 2013.

MEDIABISTRO INC.

By:  _______________________________

Name:

Title:

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Exhibit B

[Form of Rights Certificate]

Certificate No. R—	Rights

NOT EXERCISABLE AFTER JULY 15, 2016 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE FOREGOING NOTWITHSTANDING, THE RIGHTS ARE NOT EXERCISABLE AFTER JULY 15, 2014 UNLESS THE HOLDERS OF A MAJORITY OF THE COMPANY’S OUTSTANDING STOCK HAVE APPROVED THE RIGHTS AGREEMENT PRIOR TO THAT DATE. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID. THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.

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Rights Certificate

MEDIABISTRO INC.

This certifies that [            ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of July 3, 2013 (the “Rights Agreement”), between Mediabistro Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on July 15, 2016, or any earlier Expiration Date, as defined in the Rights Agreement, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at a purchase price of $9.50 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of July 3, 2013, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) any Person or member of such Person’s Group with whom such Acquiring Person was or is Acting in Concert (as such terms are defined in the Rights Agreement), (iii) a transferee of any such Acquiring Person, or a Person or member of such Person’s Group with whom such Acquiring Person was or is Acting in Concert, or (iv) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or a Person or member of such Person’s Group with whom such Acquiring Person was or is Acting in Concert, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at its option at a redemption price of $0.001 per Right or (ii) exchanged in whole or in part for shares of Common Stock or other securities of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

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No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

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WITNESS the facsimile signature of the proper officer of the Company.

Dated as of             ,

MEDIABISTRO INC.

By:  _________________________________________

Name:

Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:  _________________________________________

Authorized Signature

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[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED_______________ hereby sells, assigns and transfers unto _______________

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: _______________, ______

___________________________

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Person or member of such Person’s Group with whom such Acquiring Person was or is Acting in Concert (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person or member of such Person’s Group who is, was or subsequently became an Acquiring Person or a Person or member of such Person’s Group with whom such Acquiring Person was or is Acting in Concert.

Dated: _______________, ______

___________________________

Signature

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Person or member of such Person’s Group with whom such Acquiring Person was or is Acting in Concert (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Right Certificates issued in exchange for this Rights Certificate.

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FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO: MEDIABISTRO INC.

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security

or other identifying number: ___________________

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number: _______________________

(Please print name and address)

Dated: _______________, ______

___________________________

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person or member of such Person’s Group who is or was an Acquiring Person or a Person or member of such Person’s Group with whom such Acquiring Person is or was Acting in Concert (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person or member of such Person’s Group who is, was or subsequently became an Acquiring Person or a Person or member of such Person’s Group with whom such Acquiring Person was or is Acting in Concert.

Dated: _______________, ______

___________________________

Signature

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NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Person or member of such Person’s Group with whom such Acquiring Person was or is Acting in Concert (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Right Certificates issued in exchange for this Rights Certificate.

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Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On July 3, 2013, the board of directors of Mediabistro Inc., a Delaware corporation (the “Company”), adopted a stockholders rights plan and declared a dividend distribution of one right for each outstanding share of our common stock to stockholders of record at the close of business on July 15, 2013. Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $9.50 per right, subject to adjustment. The description and terms of the rights are set forth in a rights agreement between us and American Stock Transfer & Trust Company, LLC, as rights agent.

Initially, the rights are associated with our common stock and evidenced by common stock certificates or, in the case of uncertificated shares of common stock, the book-entry records evidencing the common stock, and are transferable with and only with the underlying shares of common stock. Subject to certain exceptions, the rights become exercisable and trade separately from the common stock only upon the “distribution date”, which occurs upon the earlier of:

•	a public announcement (such date, the “stock acquisition date”) that a person or group of affiliated or associated persons, along with any persons with whom such person or group has been acting in concert, has become an “Acquiring Person”, defined, with certain exceptions, as a person or group of persons that acquires or obtains the right to acquire beneficial ownership of 30% or more of our shares of common stock then outstanding; or

•	ten business days (or later date if determined by our board of directors prior to such time as any person or group becomes an Acquiring Person) following the commencement or first public announcement of a tender offer or exchange offer that, if consummated, could result in a person or group, together with any persons with whom such person or group has been acting in concert, becoming an Acquiring Person.

If the Company’s board of directors determines in good faith that a person became an Acquiring Person inadvertently and such person divests as promptly as practicable a sufficient number of shares of common stock so that such person would no longer be an Acquiring Person, then such person will not be deemed to be an Acquiring Person.

Until the distribution date, the surrender for transfer of any shares of common stock outstanding will also constitute the transfer of the rights associated with those shares.

As soon as practicable after the distribution date, separate certificates or book-entry statements will be mailed to holders of record of the common stock as of the close of business on the distribution date. From and after the distribution date, the separate rights certificates or book-entry records alone will represent the rights. Except as otherwise provided in the rights agreement, only shares of common stock issued prior to the distribution date will be issued with rights.

The rights are not exercisable until the distribution date and will expire at the close of business on the third anniversary of the distribution date or any earlier Expiration Date, as defined in the Rights Agreement, unless earlier redeemed or exchanged by us as described below.

In the event that a person or group becomes an Acquiring Person (a “flip-in event”), each holder of a right (other than any Acquiring Person and certain related parties, including those parties with whom the Acquiring Person has been acting in concert, each of whose rights automatically become null and void) will have the right to receive, upon exercise, common stock having a value equal to two times the exercise price of the right. If an insufficient number of shares of common stock is available for issuance, then our board of directors would be required to substitute cash, property or other securities of the Company for the common stock. The rights may not be exercised following a flip-in event while the Company has the ability to cause the rights to be redeemed, as described later in this summary. This flip-in right terminates 60 days after the date on which the rights were triggered (and could be exercised pursuant to an effective registration statement), unless there is an injunction or similar obstacle to the exercise of the rights, in which case this flip-in right would terminate 60 days after the rights again became exercisable.

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For example, at an exercise price of $9.50 per right, each right not owned by an Acquiring Person (or by certain related parties) following a flip-in event would entitle its holder to purchase $19.00 worth of common stock (or other consideration, as noted above) for $9.50. Assuming that the common stock had a per share value of $1.90 at that time, the holder of each valid right would be entitled to purchase 10 shares of common stock for $9.50.

In the event (a “flip-over event”) that, at any time following the stock acquisition date:

•	the Company shall consolidate with, or merge with or into, any other entity and the Company is not the continuing or surviving corporation,

•	any entity engages in a share exchange with or consolidates with, or merges with or into, the Company and the Company is the continuing or surviving corporation and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of common stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property, or

•	the Company sells or otherwise transfers more than 50% of the Company’s and its subsidiaries’ (taken as a whole) assets, cash flow or earning power,

each holder of a right (except rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the right. Flip-in events and flip-over events are collectively referred to as “triggering events”.

The exercise price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock,

•	if holders of the preferred stock are granted certain rights, options or warrants to subscribe for preferred stock or convertible securities at less than the current market price of the preferred stock, or

•	upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of preferred stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred stock on the last trading day prior to the date of exercise.

In general, the Company may redeem the rights in whole, but not in part, at a price of $0.001 per right (subject to adjustment and payable in cash, common stock or other consideration deemed appropriate by our board of directors) at any time until ten days following the date the Acquiring Person acquires stock that triggers the flip-in event. Immediately upon the action of the board of directors authorizing any redemption, the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

At any time after there is an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding shares of common stock, we may exchange the rights (other than rights owned by the Acquiring Person and the Acquiring Person’s Group, all of which will have become void), in whole or in part, at an exchange ratio of one share of common stock, or one one-thousandth of a share of preferred stock (or of a share of a class or series of our preferred stock having equivalent rights, preferences and privileges), per right (subject to adjustment).

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Until a right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends. While the distribution of the rights will not result in the recognition of taxable income by us or our stockholders, stockholders may, depending upon the circumstances, recognize taxable income after a triggering event.

The Company and the rights agent may from time to time amend or supplement the rights agreement without the consent of the holders of the rights. After the distribution date, however, no amendment can materially adversely affect the interests of the holders of the rights (other than the Acquiring Person or any affiliate or associate thereof).

The previous summary of the rights agreement is a general description only and is qualified in its entirety by the full text of the rights agreement, which is attached as Exhibit 4.1 hereto and incorporated by reference herein.

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